EXECUTION COPY

SECOND AMENDMENT TO LOAN AND SERVICING AGREEMENT (this

"Amendment"), dated as of June 20, 2024 (the "Amendment Date"), among First Eagle Private Credit Fund SPV, LLC (together with its successors and assigns in such capacity, the "Borrower"), FEPC Fund Servicer LLC, as servicer (the "Servicer"), Morgan Stanley Bank, N.A., as lender (the "Lender"), and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the "Administrative Agent").

WHEREAS, the Borrower, the Lender, the Administrative Agent, and the Servicer are party to that certain Loan and Servicing Agreement, dated as of September 22, 2023 (as amended by the First Amendment to Loan and Servicing Agreement, dated as of January 4, 2024, and as may be further amended, modified or supplemented from time to time, the "Loan and Servicing Agreement"), by and among the Borrower, the Servicer, First Eagle Private Credit Fund, as the transferor, the lenders from time to time party thereto, the Administrative Agent, and U.S. Bank Trust Company, National Association, as the collateral agent, and U.S. Bank National Association, as the account bank and the collateral custodian, providing, among other things, for the making and the administration of the Advances by the Lender to the Borrower; and

WHEREAS, the Borrower, the Lender, the Administrative Agent, and the Servicer desire to amend certain provisions of the Loan and Servicing Agreement, in accordance with Section 12.01 thereof and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan and Servicing Agreement.

ARTICLE II

Amendments to Loan and Servicing Agreement

SECTION 2.1. As of the Amendment Date, the Loan and Servicing Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan and Servicing Agreement attached as Appendix A hereto.

ARTICLE III

Representations and Warranties

SECTION 3.1. Each of the Borrower and the Servicer hereby represents and warrants to the Administrative Agent and the Lender that, as of the Amendment Date, (i) no Unmatured Event of Default, Event of Default or Servicer Default has occurred and is continuing and (ii) the representations and warranties of each of the Borrower and the Servicer contained in the Loan and Servicing Agreement are true and correct in all material respects on and as of such date as though made on and as of such date (other than any representation and warranty that is made as of a specific date, which representation and warranty was true and correct in all material respects as of such date).

ARTICLE IV

Conditions Precedent

SECTION 4.1. This Amendment shall become effective as of the date first written above upon its execution and delivery by each party hereto.

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3. Ratification. Except as expressly amended hereby, the Loan and Servicing Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan and Servicing Agreement for all purposes.

SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

2

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Date.

BORROWER:

FIRST EAGLE PRIVATE CREDIT FUND SPV, LLC

By: First Eagle Private Credit Fund, its sole member

By: /s/ Jennifer Wilson

Name: Jennifer Wilson

Title: Chief Financial Officer

[Signature Page to Second Amendment to Loan Servicing Agreement]

SERVICER:

FEPC FUND SERVICER LLC

By: First Eagle Private Credit Fund, its sole member

By: /s/ Jennifer Wilson

Name: Jennifer Wilson

Title: Chief Financial Officer

[Signature Page to Second Amendment to Loan Servicing Agreement]

ADMINISTRATIVE AGENT:

MORGAN STANLEY SENIOR FUNDING,

INC.

By: /s/ Jake Jamison

Name: Jake Jamison

Title: Authorized Signatory

[Signature Page to Second Amendment to Loan Servicing Agreement]

LENDER:

MORGAN STANLEY BANK, N.A.

By: /s/ Ricardo Rivera Saad

Name: Ricardo Rivera Saad

Title: Authorized Signatory

[Signature Page to Second Amendment to Loan Servicing Agreement]

Appendix A

Conformed Loan and Servicing Agreement [see attached]

(Conformed through Second Amendment to Loan and Servicing Agreement, dated ~~January~~

~~4~~June 20, 2024)

Up to U.S. $350,000,000

LOAN AND SERVICING AGREEMENT

Dated as of September 22, 2023 among

FIRST EAGLE PRIVATE CREDIT FUND SPV, LLC,

as the Borrower

FIRST EAGLE PRIVATE CREDIT FUND,

as the Transferor

FEPC FUND SERVICER LLC,

as the Servicer

MORGAN STANLEY SENIOR FUNDING, INC.,

as the Administrative Agent

EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO,

as the Lenders

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as the Collateral Agent and

U.S. BANK NATIONAL ASSOCIATION,

as the Account Bank and Collateral Custodian

Page

ARTICLE I

DEFINITIONS

ARTICLE II

THE FACILITY

ARTICLE III CONDITIONS PRECEDENT

-i-

(continued)

Page

Section 3.04 Conditions to Acquisition of Loan Assets................................................................112

ARTICLE IV REPRESENTATIONS AND WARRANTIES

Section 4.01 Representations and Warranties of the Borrower.....................................................114

Section 4.02 Representations and Warranties of the Borrower Relating to this

ARTICLE V GENERAL COVENANTS

ARTICLE VI

ADMINISTRATION AND SERVICING OF CONTRACTS

Section 6.08 Reports to the Administrative Agent; Account Statements; Servicer

Section 6.11 Procedural Review of Loan Assets; Access to Servicer and Servicer's

Records......................................................................................................................157

-ii-

(continued)

Page

Section 6.12 The Servicer Not to Resign.......................................................................................158

ARTICLE VII EVENTS OF DEFAULT

ARTICLE VIII
INDEMNIFICATION

ARTICLE IX

THE ADMINISTRATIVE AGENT

Section 9.01 The Administrative Agent.........................................................................................168

ARTICLE X
COLLATERAL AGENT

ARTICLE XI COLLATERAL CUSTODIAN

-iii-

(continued)

Section 11.10 Access to Certain Documentation and Information Regarding the

Collateral..................................................................................................................187

Section 11.11 Bailment...................................................................................................................187

ARTICLE XII
MISCELLANEOUS

Section 12.11 Characterization of Conveyances Pursuant to the Purchase and Sale

Section 12.20 Acknowledgment and Consent to Bail-In of Affected Financial

Institutions................................................................................................................200

Section 12.21 Return of Certain Payments.....................................................................................201

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LIST OF SCHEDULES, EXHIBITS AND ANNEXES

SCHEDULES

SCHEDULE I - Conditions Precedent Documents
SCHEDULE II - Eligibility Criteria

SCHEDULE III - Agreed-Upon Procedures for Independent Public Accountants SCHEDULE IV - Loan Asset Schedule

SCHEDULE V - Diversity Score Calculation
SCHEDULE VI - Industry Classification
SCHEDULE VII - Approved Valuation Agents

ANNEXES

ANNEX A - Commitments

EXHIBITS

EXHIBIT A - Form of Approval Notice

EXHIBIT B - Form of Borrowing Base Certificate

EXHIBIT C - Form of Disbursement Request

EXHIBIT D - Form of Notice of Borrowing

EXHIBIT E - Form of Notice of Reduction (Reduction of Advances Outstanding) EXHIBIT F - Form of Notice of Termination/Permanent Reduction

EXHIBIT G - Form of Certificate of Closing Attorneys

EXHIBIT H - Form of Servicing Report

EXHIBIT I - Form of Servicer's Certificate (Servicing Report)

EXHIBIT J - Form of Release of Required Loan Documents

EXHIBIT K - Form of Assignment and Acceptance

EXHIBIT L - Forms of U.S. Tax Compliance Certificates

EXHIBIT M - Form of Joinder Supplement

EXHIBIT N - Form of Power of Attorney for Servicer

EXHIBIT O - Form of Power of Attorney for Borrower

EXHIBIT P - Form of Equity Cure Notice

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This LOAN AND SERVICING AGREEMENT is made as of September 22, 2023, among:

(1) FIRST EAGLE PRIVATE CREDIT FUND SPV, LLC, a Delaware limited liability company, as the Borrower (as defined below);

(2)
FEPC FUND SERVICER LLC, a Delaware limited liability company, as the Servicer (as defined below);
(3)
FIRST EAGLE PRIVATE CREDIT FUND, a Delaware statutory trust, as the Transferor (as defined below);
(4)
EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO, as

a Lender (as defined below);

(5)
MORGAN STANLEY SENIOR FUNDING, INC., as the Administrative Agent (as defined below);
(6)
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as the

Collateral Agent (as defined below); and

(7)
U.S. BANK NATIONAL ASSOCIATION, as the Account Bank (as defined below) and the Collateral Custodian (as defined below).

RECITALS

WHEREAS, the Borrower has requested that the Lenders make available to the Borrower a revolving loan facility in the maximum principal amount of up to the Facility Amount (as defined below), the proceeds of which shall be used by the Borrower to fund the purchase of certain Eligible Loan Assets (as defined below);

WHEREAS, the Borrower is willing to grant to the Collateral Agent, for the benefit of the Secured Parties (as defined below), a lien on and security interest in the Collateral (as defined below) to secure the payment in full of the Obligations (as defined below);

WHEREAS, the Lenders are willing to extend financing to the Borrower on the terms and conditions set forth herein;

WHEREAS, the Borrower also desires to retain the Servicer to perform certain servicing functions related to the Collateral on the terms and conditions set forth herein; and

WHEREAS, the Servicer desires to perform certain servicing functions related to the Collateral on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

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ARTICLE I
DEFINITIONS

Section 1.01 Certain Defined Terms.

(a)
Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.01.
(b)
As used in this Agreement and the exhibits and schedules hereto (each of which is hereby incorporated herein and made a part hereof), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

"1940 Act" means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

"Account Bank" means U.S. Bank National Association, in its capacity as the "Account Bank" pursuant to the Control Agreement.

"Action" has the meaning assigned to that term in Section 8.04.

"Additional Amount" has the meaning assigned to that term in Section 2.11(a). "Adjusted Borrowing Value" means, on any date of determination, for any Eligible Loan

Asset, an amount equal to (a) the Leverage Based Valuation Haircut (if any) multiplied by (b) the lower of (i) the Outstanding Balance of such Eligible Loan Asset at such time and (ii) (x) the Assigned Value of such Eligible Loan Asset at such time multiplied by (y) the Outstanding Balance of such Eligible Loan Asset at such time. Notwithstanding the foregoing, (i) the Adjusted Borrowing Value of any Loan Asset that is no longer an Eligible Loan Asset at such time shall be zero and (ii) the Adjusted Borrowing Value of any portion of any Eligible Loan Asset that constitutes Excess Concentration Amount shall be zero.

"Adjusted Daily Compounded CORRA" means, for purposes of any calculation, the rate per annum equal to (a) Daily Compounded CORRA for such calculation plus (b) the Daily Compounded CORRA Adjustment.

"Adjusted Term CORRA" means, for purposes of any calculation, the rate per annum equal to (a) Term CORRA for such calculation plus (b) the Term CORRA Adjustment.

"Administrative Agent" means Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent for the Lenders, together with its successors and assigns, including any successor appointed pursuant to Article IX.

"Administrative Expense Cap" means, for any Payment Date, a per annum amount equal to $150,000.

"Administrative Expenses" means the following fees and expenses due or accrued with respect to any Payment Date, payable on a pro rata basis to: (a) the Collateral Agent, for payment of accrued Collateral Agent Fees and Collateral Agent Expenses, (b) the Collateral Custodian, for payment of accrued Collateral Custodian Fees and Collateral Custodian Expenses and (c) the Account Bank, for any fees or other amounts owing to it under the Transaction Documents.

"Advance" means each loan advanced in each applicable Eligible Currency by the Lenders to the Borrower on an Advance Date pursuant to Article II.

"Advance Date" means, with respect to any Advance, the date on which funds are made available to the Borrower in accordance with Section 2.02.

"Advance Rate" means, with respect to an Eligible Loan Asset, as determined on the applicable Cut-Off Date of such Eligible Loan Asset as follows: (i) with respect to each Eligible Loan Asset that is not a Specified Loan Asset, the percentage determined by the Administrative Agent in its sole discretion, subject to a maximum advance rate as set forth in the Advance Rate Matrix based on the applicable loan type of such Eligible Loan Asset, as set forth in the Approval Notice for an Eligible Loan Asset and (ii) with respect to each Eligible Loan Asset that is a Specified Loan Asset, the advance rate percentage for such Specified Loan Asset based on the applicable criteria set forth in the Advance Rate Matrix.

"Advance Rate Matrix" means the following matrices that apply to (i) Private Credit Loan Assets and Liquid Credit Loan Assets (in each case that are not Specified Loan Assets and based on the applicable loan type) and (ii) Specified Loan Assets (based on the applicable criteria) as set forth below:

Private Credit Loan Assets that are not Specified Loan Assets

Loan Type	Maximum Advance Rate

First Lien Loans	70.0%

Unitranche Loans:

If Total Leverage	65.0%
Ratio 4.75:1.00 ≤ x <
5.50:1.00

If Total Leverage	60.0%
Ratio 5.50:1.00 ≤ x <
6.60:1.00

If Total Leverage	55.0%
Ratio ≥ 6.50:1.00

Recurring Revenue Loans	60.0%

Asset Based Loans	50.0%

FLLO Loans	55.0%

Liquid Credit Loan Assets that are not Specified Loan Assets

Loan Type	Maximum Advance Rate

Rated B3/B- or higher	75.0%

Rated Caa1/CCC+ or lower	45.0%

Specified Loan Assets

Criteria	Advance Rate

Senior Leverage Ratio of less	70.0%
than 4.75:1.00, EBITDA of
greater than or equal to
$25,000,000

Senior Leverage Ratio of	65.0%
greater than or equal to 4.75:1.00,
EBITDA of greater than or equal
to $25,000,000

Senior Leverage Ratio of less	60.0%
than 4.75:1.00, EBITDA of
greater than or equal to
$10,000,000 and less than
$25,000,000

Senior Leverage Ratio of less	57.5%
than 4.75:1.00, EBITDA of
greater than or equal to
$7,500,000 and less than
$25,000,000

"Advances Outstanding" means, on any date of determination, the sum of the aggregate principal amount in Dollars or the Dollar Equivalent, as determined by the Administrative Agent using the Spot Rate, of all Advances outstanding on such date, after giving effect to all repayments of Advances and the making of new Advances on such date; provided that the principal amounts of Advances Outstanding shall not be reduced by any Available Collections or other amounts if at any time such Available Collections or other amounts are rescinded or must be returned for any reason; provided, further, that for purposes of the determination of Yield and in connection with any reduction pursuant to Section 2.16 or any payments made in accordance with Section 2.04, "Advances Outstanding" shall refer only to Advances outstanding in the applicable Eligible Currency.

"Affected Financial Institution" means (a) any EEA Financial Institution or (b) any UK Financial Institution.

"Affected Party" has the meaning assigned to that term in Section 2.10(a).

"Affiliate" means, when used with respect to a Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to vote more than 50% of the voting securities of such Person or to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing; provided that the term Affiliate shall not include any Affiliate relationship which may exist solely as a result of direct or indirect ownership of, or control by, a common Financial Sponsor.

"Aggregate Adjusted Borrowing Value" means, as of any date of determination, an amount equal to the sum of the Adjusted Borrowing Values of all Eligible Loan Assets included as part of the Collateral on such date, after giving effect to all Eligible Loan Assets added to and removed from the Collateral on such date.

"Aggregate Unfunded Exposure Amount" means, as of any date of determination, the sum of the Unfunded Exposure Amounts of all Delayed Draw Loan Assets or Revolving Loans, as applicable, included in the Collateral on such date.

"Aggregate Unfunded Exposure Equity Amount" means, as of any date of determination, the sum of the Unfunded Exposure Equity Amounts of all Delayed Draw Loan Assets or Revolving Loans, as applicable, included in the Collateral on such date.

"Agreement" means this Loan and Servicing Agreement, as the same may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms hereof.

"Amortization Period" means the period commencing on the Commitment Termination Date and ending on the Collection Date.

"Anti-Corruption Laws" means, any law, rule or regulation relating to the prevention of bribery or corruption, including the U.S. Foreign Corrupt Practices Act of 1977.

"Anti-Money Laundering Laws" means any law, rule or regulation relating to the prevention of money laundering or the financing of terrorism, including the Bank Secrecy Act, as amended by the Patriot Act.

"Applicable Law" means for any Person, all existing and future laws, rules, regulations, to the extent applicable to such Person or its property or assets, all statutes, treaties, codes, ordinances, permits, certificates, orders, licenses of and interpretations by any Governmental Authority applicable to such Person and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.

"Applicable Margin" means (a) during the Revolving Period, 3.05% per annum and (b) during the Amortization Period, 3.55% per annum; provided that, at any time during the existence of an Event of Default or after the automatic occurrence or declaration of the Facility Maturity Date, the Applicable Margin shall be increased by an additional 2.00% per annum.

"Appraised Value" means, with respect to any Asset Based Loan, the sum of (a) the net liquidation value of the appraised Related Collateral that is required to be appraised under the terms of the Underlying Instruments, as such value is set forth in the most recent appraisal provided under the related Underlying Instruments, plus (b) the net liquidation value of Related Collateral that is not required to be appraised under the terms of the Underlying Instruments, as such value is determined and certified as to by the related Obligor pursuant to the Underlying Instruments.

"Approval Notice" means, with respect to any Eligible Loan Asset (other than a Specified Loan Asset), the written notice, which may be distributed via email, substantially in the form attached hereto, or otherwise containing the same representations and information, as Exhibit A (provided that the Administrative Agent may, in its reasonable discretion, omit information from, or include additional information in, such Approval Notice), evidencing (i) the approval by the Administrative Agent, in its sole and absolute discretion, of the acquisition or origination, as applicable, of such Eligible Loan Asset by the Borrower, and (ii) the determination of the Advance Rate in respect of such Eligible Loan Asset, by the Administrative Agent, in its sole and absolute discretion.

"Approved Broker/Dealer" means any of Bank of America/Merrill Lynch; The Bank of Montreal; The Bank of New York Mellon, N.A.; The Bank of Nova Scotia; Barclays Bank plc; BMO Harris Bank N.A.; BNP Paribas; Citibank, N.A.; Credit Agricole S.A.; Deutsche Bank AG; Goldman Sachs & Co.; HSBC Bank; JPMorgan Chase Bank, N.A.; Lloyds Bank; Morgan Stanley & Co. LLC; Natixis; Royal Bank of Canada; The Royal Bank of Scotland plc; Societe Generale; UBS AG; Jefferies LLC; and Wells Fargo Bank, National Association; and any additional broker/dealer approved as an Approved Broker/Dealer in writing by the Servicer and the Administrative Agent, each in its sole discretion.

"Approved Valuation Agent" means, with respect to any Asset Based Loan, (a) any valuation firm or valuation agent listed on Schedule VII that is selected by the Borrower and specified in the Approval Notice or (b) any other valuation firm or valuation agent selected by the Borrower that is approved by the Administrative Agent in its sole discretion.

"Approved Valuation Firm" means each of (a) Lincoln Partners Advisors LLC, (b) Valuation Research Corporation, (c) Kroll Inc., (d) Houlihan Lokey Financial Advisors, Inc., (e)

Murray, Devine and Company and (f) any other nationally recognized accounting firm or valuation firm approved by the Borrower and the Administrative Agent.

"Asset Based Loan" means a Loan Asset (i) that is underwritten based primarily on the appraised value of the assets securing such Loan Asset and (ii) in respect of which the advances are governed by a borrowing base relating to the assets securing such Loan Asset.

"Assigned Documents" has the meaning assigned to that term in Section 2.12(b). "Assigned Value" means (i) with respect to any Liquid Credit Loan Asset, its Assigned

Value (Liquid Credit) and (ii) with respect to any Private Credit Loan Asset, its Assigned Value (Private Credit).

"Assigned Value (Liquid Credit)" means, with respect to each Eligible Loan Asset that is a Liquid Credit Loan Asset and expressed as a percentage of the Outstanding Balance of such Eligible Loan Asset, the lowest of (a) 100%, (b) the Purchase Price of such Eligible Loan Asset and (c) the value (expressed as a percentage of the principal balance of such Eligible Loan Asset) assigned by the Administrative Agent in its sole discretion, in each case, as of the Cut-Off Date; provided, if such Eligible Loan Asset is an Owned Asset, the value assigned pursuant to this clause (c) shall be the value determined by the Administrative Agent as applied to its own account or the account of any of its Affiliates as of the Cut-Off Date; provided, further, the determination of the Assigned Value (Liquid Credit) of any such Eligible Loan Asset shall be subject to the following terms:

(i)
If a Value Adjustment Event of the type described in clause (b), clause (c), clause (d), clause (f) (solely with respect to a Material Modification described in clause (a), clause (b), clause (c) or clause (d) of the definition thereof), clause (h), clause (i), clause (j), clause (k), clause (m) or clause (o) of the definition thereof with respect to such Eligible Loan Asset occurs and the Administrative Agent has observed in the previous two (2) consecutive days Same Day Pricing with a minimum quote depth of three (3) with respect to such Eligible Loan Asset, the Assigned Value (Liquid Credit) of such Eligible Loan Asset will be the Market Value thereof.
(ii)
If a Value Adjustment Event of the type described in clause (b), clause (c), clause (d), clause (h), clause (i), clause (j) or clause (o) of the definition thereof with respect to such Eligible Loan Asset occurs and the Administrative Agent has observed in the previous two (2) consecutive days Same Day Pricing with a minimum quote depth of less than three (3) with respect to such Eligible Loan Asset, the Assigned Value (Liquid Credit) of such Eligible Loan Asset will, automatically and without further action by the Administrative Agent, be zero; provided, if such Eligible Loan Asset is an Owned Asset, the value assigned pursuant to this clause (ii) shall be consistent with the valuation of such Eligible Loan Asset by the Administrative Agent or its Affiliates, as the case may be, for its own account or the account of any of its Affiliates.
(iii)
If a Value Adjustment Event of the type described in clause (f) (solely with respect to a Material Modification described in clause (a), clause (b), clause (c) or clause (d) of the definition thereof) of the definition thereof with respect to such Eligible

Loan Asset occurs and the Administrative Agent has observed in the previous two (2) consecutive days Same Day Pricing with a minimum quote depth of less than three (3) with respect to such Eligible Loan Asset, the Assigned Value (Liquid Credit) of such Eligible Loan Asset shall be the value determined by the Administrative Agent in its sole discretion, which may be zero (at any time and from time to time) and, until the Administrative Agent has made such determination and provided notice thereof to the Borrower, will be 40%.

(iv)
If a Value Adjustment Event of the type described in clause (k), clause (l) (so long as no other Value Adjustment Event has occurred) or clause (m) of the definition thereof with respect to such Eligible Loan Asset occurs and the Administrative Agent has observed in the previous two (2) consecutive days Same Day Pricing with a minimum quote depth of less than three (3) with respect to such Eligible Loan Asset, the Assigned Value (Liquid Credit) of such Loan Asset may be amended by the Administrative Agent pursuant to clause (ii) of the definition of Market Value.
(v)
At any time, the Borrower or the Servicer may request that the Administrative Agent increase the Assigned Value (Liquid Credit) of any such Eligible Loan Asset due to a change in the fair market value or any other reason provided to the Administrative Agent and the Administrative Agent may increase such Assigned Value (Liquid Credit) at any time in its sole discretion; provided that the Assigned Value (Liquid Credit) of such Eligible Loan Asset that has been increased by the Administrative Agent pursuant to this clause (v) shall not exceed the par amount of such Eligible Loan Asset.
(vi)
The Assigned Value (Liquid Credit) of any such Eligible Loan Asset that no longer satisfies the Eligibility Criteria (after giving effect to the first proviso set forth in the lead-in paragraph to Schedule II) shall be zero.

The Administrative Agent shall promptly notify the Servicer of any change effected by the Administrative Agent of the Assigned Value (Liquid Credit) of any Loan Asset.

"Assigned Value (Private Credit)" means, with respect to each Eligible Loan Asset that is not a Liquid Credit Loan Asset, as of any date of determination and expressed as a percentage of the Outstanding Balance of such Eligible Loan Asset, (a) with respect to any Eligible Loan Asset originated within sixty (60) days of its acquisition by the Borrower, (i) if the funding or origination price was greater than or equal to 97% of par, the par amount thereof and

(ii) otherwise, the funding or origination price, as applicable and (b) for any other Eligible Loan Asset, the lowest of (i) the Purchase Price of such Eligible Loan Asset, (ii) the fair market value assigned on the Borrower's books and records on the Cut-Off Date, (iii) the value (expressed as a percentage of the principal balance of such Eligible Loan Asset) assigned by the Administrative Agent in its sole discretion on the Cut-Off Date or (iv) the par amount of such Eligible Loan Asset; provided, with respect to a Delayed Draw Loan Asset, any portion subsequently drawn and contributed to the Borrower shall be given the Assigned Value (Private Credit) that is in effect for the previously contributed portion as of the related Cut-Off Date for the subsequently drawn portion; provided, further, the determination of the Assigned Value (Private Credit) of any such Eligible Loan Asset shall be subject to the following terms:

(i)
If a Value Adjustment Event of the type described in clause (b), clause (c), clause (d), clause (e), clause (i), clause (j) or clause (o) of the definition thereof with respect to such Eligible Loan Asset occurs, the Assigned Value (Private Credit) of such Eligible Loan Asset will, automatically and without further action by the Administrative Agent, be zero.
(ii)
If a Value Adjustment Event of the type described in clause (f) (solely with respect to a Material Modification described in clause (a), clause (b), clause (c) or clause (d) of the definition thereof) of the definition thereof with respect to such Eligible Loan Asset occurs, the Assigned Value (Private Credit) of such Eligible Loan Asset shall be the value determined by the Administrative Agent in its sole discretion at any time (and from time to time), which may be zero and, until the Administrative Agent has made such determination and provided notice thereof to the Borrower, will be 40%.
(iii)
If a Value Adjustment Event (other than a Value Adjustment Event set forth in clause (i) or clause (ii) above) with respect to such Eligible Loan Asset occurs, the then-current Assigned Value (Private Credit) thereof may be amended by the Administrative Agent in its sole discretion one time after such Value Adjustment Event occurs and while such Value Adjustment Event is continuing; provided that the Administrative Agent may further amend such Assigned Value (Private Credit) at any time and from time to time while such Value Adjustment Event is continuing if the Administrative Agent determines in its sole discretion that (A) the Obligor has experienced an adverse change in financial condition, management or business operations or (B) there has been a change in the creditworthiness of the related Obligor (including continued deterioration); provided, further, that such adverse change in financial condition, management or business operations or such change in the creditworthiness of the related Obligor is evidenced through receipt of information not previously known by the Administrative Agent directly from the Borrower, the Servicer, news sources, media or other reputable source of factual information related to such Obligor that is available to the Administrative Agent and was obtained since the occurrence of the last change in the Assigned Value (Private Credit) by the Administrative Agent.
(iv)
The Borrower may dispute an Assigned Value (Private Credit) amended by the Administrative Agent pursuant to clause (iii) above pursuant to the following mechanisms:
(1)
The Borrower may either (A) (I) no later than three (3) Business Days after the Administrative Agent amends such Assigned Value (Private Credit), obtain two or more actionable bids from any Approved Broker/Dealers for the full principal amount of the Eligible Loan Asset (each, a "Third Party Bid") or (II) no later than two (2) Business Day after the Administrative Agent amends such Assigned Value (Private Credit), obtain Same Day Pricing with a minimum quote depth of three (3), in each case at its own expense or (B) obtain, at its own expense, a valuation from an Approved Valuation Firm. If the Borrower obtains two or more Third Party Bids pursuant to sub-clause (A)(I) above, then the average of such Third Party Bids shall be treated as the amended Assigned Value (Private Credit); if the Borrower obtains pricing pursuant to sub-clause (A)(II) above, then such pricing shall be treated as the amended Assigned Value (Private Credit); and if the Borrower obtains a valuation pursuant to sub-clause (B) above, then such valuation shall be treated as the amended Assigned Value (Private Credit).

(2)
If the Borrower is unable to obtain bids or pricing that satisfy the requirements set forth in sub-clauses (1)(A)(I) or (1)(A)(II) above, or a valuation that satisfies the requirements set forth in sub-clause (1)(B) above, the Assigned Value (Private Credit) amended by the Administrative Agent shall remain the Assigned Value (Private Credit).
(3)
If the Assigned Value (Private Credit) is disputed pursuant to sub-clause (1)(B) above, then the Administrative Agent may at its own expense obtain a valuation from an alternative Approved Valuation Firm and the arithmetic average of such valuation and the valuation provided by the Borrower shall constitute the amended Assigned Value (Private Credit) upon delivery of a copy of such valuation to the Borrower and the Servicer.
(4)
If the Borrower elects to dispute the amended Assigned Value (Private Credit) pursuant to sub-clause (1) above, the Assigned Value (Private Credit) amended by the Administrative Agent upon the occurrence of the related Value Adjustment Event shall remain the Assigned Value (Private Credit), until the Assigned Value (Private Credit) is amended pursuant to sub-clause (1) above or, if applicable, until the Assigned Value (Private Credit) is further amended pursuant to sub-clause (3) above.
(v)
At any time, the Borrower or the Servicer may request that the Administrative Agent increase the Assigned Value (Private Credit) of any such Eligible Loan Asset due to a change in the fair market value or any other reason provided to the Administrative Agent and the Administrative Agent may increase such Assigned Value (Private Credit) at any time in its sole discretion; provided that the Assigned Value (Private Credit) of such Eligible Loan Asset that has been increased by the Administrative Agent pursuant to this clause (v) shall not exceed the par amount of such Eligible Loan Asset.
(vi)
The Assigned Value (Private Credit) of any such Eligible Loan Asset that no longer satisfies the Eligibility Criteria (after giving effect to the first proviso set forth in the lead-in paragraph to Schedule II) shall be zero.

The Administrative Agent shall promptly notify the Servicer of any change effected by the Administrative Agent of the Assigned Value (Private Credit) of any Loan Asset.

"Assignment and Acceptance" has the meaning assigned to that term in Section 12.04(a).

"AUD" means the lawful currency of Australia.

"AUD Advance" means an Advance denominated in AUD.

"Availability" means, as of any date of determination, an amount equal to the excess, if any, of (a) the Borrowing Base over (b) the Advances Outstanding on such day; provided that at all times on and after the earlier to occur of the Commitment Termination Date or the Facility Maturity Date, the Availability shall be zero.

"Available Collections" means the sum of all Interest Collections and all Principal Collections received with respect to the Collateral; provided that, for the avoidance of doubt, "Available Collections" shall not include amounts on deposit in the Unfunded Exposure Account that do not represent proceeds of Permitted Investments.

"Available Tenor" means, as of any date of determination and with respect to the then-current Benchmark, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of a Remittance Period pursuant to this Agreement as of such date.

"Bail-In Action" means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

"Bail-In Legislation" means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

"Bankruptcy Code" means Title 11, United States Code, 11 U.S.C. §§ 101 et seq., as amended from time to time.

"Bankruptcy Event" means an event that shall be deemed to have occurred with respect to a Person if either:

(i)
a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of sixty (60) consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

(ii)
such Person shall commence a voluntary case or other proceeding under any Bankruptcy Laws now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or all or substantially all of its assets, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors or members shall vote to implement any of the foregoing.

"Bankruptcy Laws" means the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

"Bankruptcy Proceeding" means any case, action or proceeding before any court or other Governmental Authority relating to any Bankruptcy Event.

"Basel III" means, with respect to any Affected Party, any rule, regulation or guideline applicable to such Affected Party and arising directly or indirectly from (a) any of the following documents prepared by the Basel Committee on Banking Supervision of the Bank of International Settlements: (i) Basel III: International Framework for Liquidity Risk Measurement, Standards and Monitoring (December 2010), (ii) Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems (June 2011), (iii) Basel III: The Liquidity Coverage Ratio and Liquidity Risk Monitoring Tools (January 2013), or (iv) any document supplementing, clarifying or otherwise relating to any of the foregoing, or (b) any accord, treaty, statute, law, rule, regulation, guideline or pronouncement (whether or not having the force of law) of any Governmental Authority implementing, furthering or complementing any of the principles set forth in the foregoing documents of strengthening capital and liquidity, in each case as from time to time amended, restated, supplemented or otherwise modified. Without limiting the generality of the foregoing, "Basel III" shall include Part 6 of the European Union regulation 575/2013 on prudential requirements for credit institutions and investment firms (the "CRR") and any law, regulation, standard, guideline, directive or other publication supplementing or otherwise modifying the CRR.

"BBSW" means, for any day with respect to any AUD Advance (or portion thereof) during a Remittance Period, the rate per annum (carried out to the fifth decimal place) equal to the rate determined by the Administrative Agent to be the offered rate that appears on the Reuters Screen BBSW Page (or any applicable successor or substitute page providing rate quotations comparable to those currently provided on such page of such service) at approximately 11:00 a.m. (Sydney time) on the BBSW Determination Date for such Remittance Period for deposits in AUD with a term equivalent to three months; provided that if such rate is not available at any such time for any reason, "BBSW" with respect to any AUD Advance shall be the rate at which AUD deposits of AUD5,000,000 and for a three-month maturity are offered by the principal Sydney office of any bank (which may be the Administrative Agent) reasonably selected by the Administrative Agent in immediately available funds at approximately 11:00 a.m.

(Sydney time) on the BBSW Determination Date; provided, further, that in the event that the rate as so determined above shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. BBSW shall always be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

"BBSW Determination Date" means, with respect to each Remittance Period, the day that is two (2) Business Days prior to the first day of such Remittance Period.

"BDC Asset Coverage" means the "asset coverage" ratio for the Transferor, as determined in accordance with Section 18 of the 1940 Act.

"Benchmark" means with respect to (a) Dollar Advances, the Benchmark (Dollar), (b) GBP Advances, Daily Simple SONIA, (c) Euro Advances, EURIBOR, (d) CAD Advances, the Canadian Benchmark and (e) AUD Advances, BBSW.

"Benchmark (Dollar)" means, initially, Term SOFR; provided that if a Benchmark Transition Event and the Benchmark Replacement Date has occurred with respect to Term SOFR or the then-current Benchmark (Dollar), then "Benchmark (Dollar)" means the applicable Benchmark Replacement (Dollar) to the extent that such Benchmark Replacement (Dollar) has replaced such prior benchmark rate pursuant to Section 2.20(a); provided, further, that, in the event that the rate resulting from the sum of any Benchmark (Dollar) plus, if applicable, the Benchmark Replacement Adjustment shall be less than the Floor, such rate shall be deemed to be the Floor for purposes of this Agreement.

"Benchmark Replacement (Dollar)" means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent on the applicable Benchmark Replacement Date:

(1)
the sum of: (a) Daily Simple SOFR and (b) the applicable Benchmark Replacement Adjustment; or
(2)
the sum of: (a) the alternate rate of interest that has been mutually selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark (Dollar) for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated secured financings or securitizations relating to the relevant asset class, as applicable at such time, and (b) the Benchmark Replacement Adjustment.

If at any time the Benchmark Replacement (Dollar) as determined pursuant to clause (1) or (2) of this definition would be less than the Floor, the Benchmark Replacement (Dollar) will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents.

"Benchmark Replacement Adjustment" means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been mutually selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated secured financing or securitization transactions relating to the relevant asset class, as applicable at such time.

"Benchmark Replacement Conforming Changes" means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement (Dollar), any technical, administrative or operational changes (including but not limited to changes to the definition of "Business Day," the definition of "Remittance Period," the definition of "U.S. Government Securities Business Day," timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents).

"Benchmark Replacement Date" means the earliest to occur of the following events with respect to the then-current Benchmark (Dollar):

(1)
in the case of clause (1) or (2) of the definition of "Benchmark Transition Event," the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(2)
in the case of clause (3) of the definition of "Benchmark Transition Event," the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, the "Benchmark Replacement Date" will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

"Benchmark Transition Event" means the occurrence of one or more of the following events with respect to the then-current Benchmark (solely with respect to a Benchmark Replacement (Dollar)):

(1)
a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(2)
a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(3)
a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.

For the avoidance of doubt, a "Benchmark Transition Event" will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

"Beneficial Ownership Certification" means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

"Beneficial Ownership Regulation" means 31 C.F.R. §1010.230.

"Benefit Plan Investor" means a "benefit plan investor" as defined in Department of Labor regulation 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA, and includes an employee benefit plan that is subject to the fiduciary responsibility provisions of Title I of ERISA, a plan that is subject to Section 4975 of the Code, and an entity the underlying assets of which are deemed to include plan assets.

"Borrower" means First Eagle Private Credit Fund SPV, LLC, a Delaware limited liability company, together with its permitted successors and assigns in such capacity.

"Borrower Certificate of Formation" means the Certificate of Formation of the Borrower, dated June 1, 2023, as amended, modified, supplemented, restated or replaced from time to time.

"Borrower Consent" means the resolutions of the board of trustees of First Eagle Private Credit Fund, which among other things, authorizes the Borrower to execute, deliver and perform this Agreement, dated August 7, 2023, in each case, as amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof.

"Borrower LLC Agreement" means the amended and restated limited liability company agreement of the Borrower, dated September 22, 2023, as amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof.

"Borrowing Base" means, collectively, the Borrowing Base (Aggregate), the Borrowing Base (CAD), the Borrowing Base (EUR), the Borrowing Base (GBP) and the Borrowing Base (AUD).

"Borrowing Base (Aggregate)" means, as of any date of determination, an amount calculated in Dollars (and converted to Dollars, if necessary, by the Servicer using the Spot Rate) equal to the lowest of:

(i)
the sum of (a) the product of (x) the lower of (1) the Weighted Average Advance Rate for all Eligible Loan Assets as of such date and (2) the Maximum Portfolio Advance Rate as of such date, multiplied by (y) the Aggregate Adjusted Borrowing Value as of such date, plus (b) the amount on deposit in the Principal Collection Subaccount as of such date, plus (c) the amount on deposit in the Unfunded Exposure Account as of such date minus (d) the Unfunded Exposure Equity Amount as of such date;
(ii)
the sum of (a) the Aggregate Adjusted Borrowing Value as of such date, minus (b) the Minimum Equity Amount, plus (c) the amount on deposit in the Principal Collection Subaccount as of such date, plus (d) the amount on deposit in the Unfunded Exposure Account as of such date minus (e) the Unfunded Exposure Equity Amount as of such date; or
(iii)
the sum of (a) the Facility Amount, plus (b) the amount on deposit in the Unfunded Exposure Account as of such date minus (c) the aggregate Unfunded Exposure Amount as of such date.

"Borrowing Base (AUD)" means, on any date of determination, an amount calculated in AUD equal to the sum of (i)(a) the product of (x) the lower of (1) the Weighted Average Advance Rate for all Eligible Loan Assets denominated in AUD as of such date and (2) the Maximum Portfolio Advance Rate as of such date, multiplied by (y) the Aggregate Adjusted Borrowing Value of all Eligible Loan Assets denominated in AUD (including any such Eligible Loan Assets to be funded or acquired by Borrower on such date of determination), plus (ii) the Principal Collections and Permitted Investments made with Principal Collections denominated in AUD on deposit in the Collection Account.

"Borrowing Base (CAD)" means, on any date of determination, an amount calculated in CAD equal to the sum of (i)(a) the product of (x) the lower of (1) the Weighted Average

Advance Rate for all Eligible Loan Assets denominated in CAD as of such date and (2) the Maximum Portfolio Advance Rate as of such date, multiplied by (y) the Aggregate Adjusted Borrowing Value of all Eligible Loan Assets denominated in CAD (including any such Eligible Loan Assets to be funded or acquired by Borrower on such date of determination), plus (ii) the Principal Collections and Permitted Investments made with Principal Collections denominated in CAD on deposit in the Collection Account.

"Borrowing Base (EUR)" means, on any date of determination, an amount calculated in EUR equal to the sum of (i)(a) the product of (x) the lower of (1) the Weighted Average Advance Rate for all Eligible Loan Assets denominated in EUR as of such date and (2) the Maximum Portfolio Advance Rate as of such date, multiplied by (y) the Aggregate Adjusted Borrowing Value of all Eligible Loan Assets denominated in EUR (including any such Eligible Loan Assets to be funded or acquired by Borrower on such date of determination), plus (ii) the Principal Collections and Permitted Investments made with Principal Collections denominated in EUR on deposit in the Collection Account.

"Borrowing Base (GBP)" means, on any date of determination, an amount calculated in GBP equal to the sum of (i)(a) the product of (x) the lower of (1) the Weighted Average Advance Rate for all Eligible Loan Assets denominated in GBP as of such date and (2) the Maximum Portfolio Advance Rate as of such date, multiplied by (y) the Aggregate Adjusted Borrowing Value of all Eligible Loan Assets denominated in GBP (including any such Eligible Loan Assets to be funded or acquired by Borrower on such date of determination), plus (ii) the Principal Collections and Permitted Investments made with Principal Collections denominated in GBP on deposit in the Collection Account.

"Borrowing Base Certificate" means a certificate prepared by the Servicer setting forth the calculation of the Borrowing Base as of the applicable date of determination, substantially in the form of Exhibit B hereto.

"Borrowing Base Deficiency" means a condition occurring on any day on which the Borrowing Base Test (Aggregate) is failing.

"Borrowing Base Test" means a test that will be satisfied at any time if (i) Advances Outstanding (converting all amounts not denominated in Dollars to Dollars at the Spot Rate) are less than or equal to the Borrowing Base (Aggregate) at such time, (ii) if Advances Outstanding which are denominated in AUD are less than or equal to the Borrowing Base (AUD) at such time, (iii) if Advances Outstanding which are denominated in CAD are less than or equal to the Borrowing Base (CAD) at such time, (iv) if Advances Outstanding which are denominated in EUR are less than or equal to the Borrowing Base (EUR) at such time or (v) if Advances Outstanding which are denominated in GBP are less than or equal to the Borrowing Base (GBP) at such time.

"Borrowing Base Test (Aggregate)" means a test that will be satisfied at any time if Advances Outstanding (converting all amounts not denominated in Dollars to Dollars at the Spot Rate) are less than or equal to the Borrowing Base (Aggregate) at such time.

"Breakage Fee" means, for Advances Outstanding which are repaid (in whole or in part) on any date other than a Payment Date, the breakage costs (other than lost profits), if any, related to such repayment, representing a Lender's loss, cost and expense attributable to such event, including any loss, cost or expense arising from the liquidation or redeployment of funds or from any fees payable, and using any reasonable attribution or averaging methods which the Lender deems appropriate and practical, it hereby being understood that the amount of any loss, costs or expense payable by the Borrower to any Lender as Breakage Fee shall be determined in the respective Lender's reasonable discretion and shall be conclusive absent manifest error.

"Bridge Loan" means any loan that (a) is unsecured and incurred in connection with a merger, acquisition, consolidation or sale of all or substantially all of the assets of a Person or similar transaction and (b) by its terms, is required to be repaid within one (1) year of the incurrence thereof with proceeds from additional borrowings or other refinancings.

"Broadly Syndicated Loan" means any Loan Asset (other than an Asset Based Loan) as of the related Cut-Off Date that is a syndicated commercial loan with (a) an original tranche size of

$250,000,000 or greater (without consideration of any reductions thereof from scheduled or unscheduled amortization payments), (b) EBITDA of $75,000,000 or greater, (c) an issuer credit rating by S&P or a corporate family rating by Moody's and (d) Same Day Pricing with a minimum quote depth of at least three (3) or as otherwise designated by the Administrative Agent on a name-by-name basis in the applicable Approval Notice.

"Business Day" means a day of the year other than (a) Saturday or a Sunday or (b) any other day on which commercial banks in New York, New York or the city in which the offices of the Collateral Agent (or, in connection with any action required of the Collateral Custodian, the city in which the offices of the Collateral Custodian are located)are authorized or required by applicable law, regulation or executive order to close; provided that, if any determination of a Business Day shall relate to an Advance bearing interest at the Benchmark (other than the Benchmark (Dollar)), the term "Business Day" shall also exclude any day on which banks are not open for dealings (i) in Euro deposits, in the Euro-zone interbank market in the case of Euro Advances, (ii) in CAD deposits, in Toronto, Canada in the case of CAD Advances, (iii) in AUD deposits, in Sydney, Australia in the case of AUD Advances or (iv) in GBP deposits, in London, United Kingdom in the case of GBP Advances and with respect to the calculation of Daily Simply SONIA.

"CAD" means, on any date of determination, the lawful currency of Canada on such date. "CAD Advance" means an Advance denominated in CAD.

"Canadian Available Tenor" means, as of any date of determination and with respect to the then-current Canadian Benchmark, as applicable, (x) if the then-current Canadian Benchmark is a term rate, any tenor for such Canadian Benchmark that is or may be used for determining the length of a Remittance Period or (y) otherwise, any payment period for Yield calculated with reference to such Canadian Benchmark, as applicable, pursuant to this Agreement as of such date.

"Canadian Benchmark" means, initially, the Adjusted Term CORRA; provided that if a Canadian Benchmark Transition Event has occurred with respect to the Term CORRA Reference Rate or the then-current Canadian Benchmark, then "Canadian Benchmark" means the applicable Canadian Benchmark Replacement to the extent that such Canadian Benchmark Replacement has replaced such prior Canadian Benchmark pursuant to Section 2.20(e); provided, further, that, in the event that the rate resulting from the sum of any Canadian Benchmark plus, if applicable, the Canadian Benchmark Replacement Adjustment shall be less than the Floor, such rate shall be deemed to be the Floor for purposes of this Agreement.

"Canadian Benchmark Conforming Changes" means, with respect to either the use or administration of Adjusted Term CORRA or the use, administration, adoption or implementation of any Canadian Benchmark Replacement, any technical, administrative or operational changes (including but not limited to changes to the definition of "Business Day," the definition of "Remittance Period," timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such Canadian Benchmark Replacement or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such Canadian Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents).

"Canadian Benchmark Replacement" means, with respect to any Canadian Benchmark Transition Event:

(a)
where a Canadian Benchmark Transition Event has occurred with respect to the Term CORRA Reference Rate, Adjusted Daily Compounded CORRA; and
(b)
where a Canadian Benchmark Transition Event has occurred with respect to a Canadian Benchmark other than the Term CORRA Reference Rate, the sum of (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Canadian Benchmark for CAD-denominated syndicated credit facilities and (ii) the related Canadian Benchmark Replacement Adjustment.

If the Canadian Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Canadian Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents.

"Canadian Benchmark Replacement Adjustment" means, with respect to any replacement of the then-current Canadian Benchmark with a Canadian Unadjusted Benchmark Replacement,

the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method of calculating or determining such spread adjustment, for the replacement of such Canadian Benchmark with the applicable Canadian Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Canadian Benchmark with the applicable Canadian Unadjusted Benchmark Replacement for CAD denominated syndicated credit facilities at such time.

"Canadian Benchmark Replacement Date" means a date and time determined by the Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Canadian Benchmark:

(a)
in the case of clause (a) or (b) of the definition of "Canadian Benchmark Transition Event," the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Canadian Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Canadian Available Tenors of such Canadian Benchmark (or such component thereof); or
(b)
in the case of clause (c) of the definition of "Canadian Benchmark Transition Event," the first date on which such Canadian Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Canadian Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in clause (c) and even if any Canadian Available Tenor of such Canadian Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the "Canadian Benchmark Replacement Date" will be deemed to have occurred in the case of clause (a) or (b) with respect to any Canadian Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Canadian Available Tenors of such Canadian Benchmark (or the published component used in the calculation thereof).

"Canadian Benchmark Transition Event" means the occurrence of one or more of the following events with respect to the then-current Canadian Benchmark:

(a)
a public statement or publication of information by or on behalf of the administrator of such Canadian Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Canadian Available Tenors of such Canadian Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Canadian Available Tenor of such Canadian Benchmark (or such component thereof);

(b)
a public statement or publication of information by the regulatory supervisor for the administrator of such Canadian Benchmark (or the published component used in the calculation thereof), the Bank of Canada, an insolvency official with jurisdiction over the administrator for such Canadian Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Canadian Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Canadian Benchmark (or such component), which states that the administrator of such Canadian Benchmark (or such component) has ceased or will cease to provide all Canadian Available Tenors of such Canadian Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Canadian Available Tenor of such Canadian Benchmark (or such component thereof); or
(c)
a public statement or publication of information by the regulatory supervisor for the administrator of such Canadian Benchmark (or the published component used in the calculation thereof) announcing that all Canadian Available Tenors of such Canadian Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a "Canadian Benchmark Transition Event" will be deemed to have occurred with respect to any Canadian Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Canadian Available Tenor of such Canadian Benchmark (or the published component used in the calculation thereof).

"Canadian Unadjusted Benchmark Replacement" means the applicable Canadian Benchmark Replacement excluding the related Canadian Benchmark Replacement Adjustment.

"Capital Lease Obligations" means, with respect to any entity, the obligations of such entity to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such entity under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

"Cash Interest Coverage Ratio" means, with respect to any Loan Asset (other than an Asset Based Loan or Recurring Revenue Loan) for any period, the meaning of "Interest Coverage Ratio" or any comparable definition in the Underlying Instruments for such Loan Asset, and in the case that "Interest Coverage Ratio" or such comparable definition is not defined in such Underlying Instruments, the ratio of (a) EBITDA for the applicable test period, to (b) cash interest for the applicable test period, as calculated by the Servicer in accordance with the Servicing Standard using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor as per the requirements of the related Underlying Instruments.

"Change in Law" means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives promulgated thereunder or issued in connection therewith and (y) all law, requests, rules, regulations, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a "Change in Law," regardless of the date enacted, adopted or issued.

"Change of Control" means an event that shall be deemed to have occurred if any of the following occur:

(a)
with respect to the Borrower, Transferor at any time for any reason ceases to own, directly, 100% of the issued and outstanding membership interests of the Borrower (as the same may be adjusted for any combination, recapitalization or reclassification into a greater or smaller number of shares or units), free and clear of all Liens (other than pursuant to the Pledge Agreement), rights, options, warrants or other similar agreements or understandings;
(b)
with respect to the Transferor, the Investment Adviser or an Affiliate thereof ceases for any reason to provide investment advisory services to the Transferor;
(c)
with respect to the Servicer, the Investment Adviser or an Affiliate no longer controls, directly or indirectly, the investment decisions of the Servicer to be made connection with this Agreement; or
(d)
the dissolution, termination or liquidation, in whole or in part, transfer or other disposition, in each case, of all or substantially all of the assets of the Borrower, the Transferor or the Servicer, as applicable.

"Closing Date" means September 22, 2023.

"Code" means the United States Internal Revenue Code of 1986, as amended. "Collateral" means all right, title, and interest (whether now owned or hereafter acquired or arising, and wherever located) of the Borrower in, to and under all accounts, cash and currency, chattel paper, tangible chattel paper, electronic chattel paper, copyrights, copyright licenses, equipment, fixtures, contract rights, general intangibles, instruments, certificates of deposit, certificated securities, uncertificated securities, financial assets, securities entitlements, commercial tort claims, deposit accounts, inventory, investment property, letter-of-credit rights, software, supporting obligations, accessions, or other property of the Borrower, including, all right, title and interest of the Borrower in the following (in each case excluding the Retained Interest and the Excluded Amounts):

(i)
the Loan Assets, and all monies due or to become due in payment under such Loan Assets on and after the related Cut-Off Date, including, but not limited to, all Available Collections;
(ii)
the Related Asset with respect to the Loan Assets referred to in clause (i)

above;

(iii)
the Controlled Accounts and all Permitted Investments purchased with funds on deposit in the Controlled Accounts;

(iv)
the Assigned Documents;
(v)
the Purchase and Sale Agreement; and
(vi)
all income and Proceeds of the foregoing.

For the avoidance of doubt, the term "Collateral" shall, for all purposes of this Agreement, be deemed to include any Loan Asset acquired directly by the Borrower from a third party in a transaction underwritten by the Transferor or any transaction in which the Borrower is the designee of the Transferor under the instruments of conveyance relating to the applicable Loan Asset.

"Collateral Agent" means U.S. Bank Trust Company, National Association, not in its individual capacity, but solely as collateral agent pursuant to the terms of this Agreement, together with its successor and assigns in such capacity.

"Collateral Agent and Collateral Custodian Fee Letter" means the fee letter between the Collateral Agent, the Collateral Custodian, the Account Bank and the Borrower, as such letter may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof.

"Collateral Agent Expenses" means the expenses set forth in the Collateral Agent and Collateral Custodian Fee Letter and any other reasonable and documented out-of-pocket accrued and unpaid expenses (including attorneys' fees, costs and expenses) and indemnity amounts payable by the Borrower to the Collateral Agent under the Transaction Documents.

"Collateral Agent Fees" means the fees due to the Collateral Agent pursuant to the Collateral Agent and Collateral Custodian Fee Letter.

"Collateral Agent Termination Notice" has the meaning assigned to that term in Section

10.05.

"Collateral Custodian" means U.S. Bank National Association, not in its individual capacity, but solely as collateral custodian pursuant to the terms of this Agreement, together with its successors and assigns in such capacity.

"Collateral Custodian Expenses" means the expenses set forth in the Collateral Agent and Collateral Custodian Fee Letter and any other reasonable and documented out-of-pocket accrued and unpaid expenses (including attorneys' fees, costs and expenses) and indemnity amounts payable by the Borrower to the Collateral Custodian under the Transaction Documents.

"Collateral Custodian Fees" means the fees due to the Collateral Custodian pursuant to the Collateral Agent and Collateral Custodian Fee Letter.

"Collateral Custodian Termination Notice" has the meaning assigned to that term in Section 11.05.

"Collateral Quality Tests" means (a) the Weighted Average Spread Test, (b) the Weighted Average Life Test and (c) the Diversity Test.

"Collection Account" means a securities account (comprised of the Interest Collection Subaccounts and the Principal Collection Subaccounts for each Eligible Currency) in the name of the Borrower subject to the lien and control of the Collateral Agent for the benefit of the Secured Parties, and each subaccount that may be established from time to time; provided that the funds deposited therein (including any interest and earnings thereon) from time to time shall constitute the property and assets of the Borrower, and the Borrower shall be solely liable for any Taxes payable with respect to the Collection Account.

"Collection Date" means the date on which the aggregate outstanding principal amount of the Advances Outstanding have been repaid in full and all Yield and Fees and all other Obligations (other than unmatured contingent obligations for which no claim has been made) have been paid in full, and the Borrower shall have no further right to request any additional Advances.

"Commitment" means with respect to each Lender, (i) during the Revolving Period, the amount set forth opposite such Lender's name on Annex A hereto (as such amount may be revised from time to time) or the amount set forth as such Lender's "Commitment" on the Assignment and Acceptance relating to such Lender, as applicable, and (ii) during the Amortization Period, such Lender's Pro Rata Share of the aggregate Advances Outstanding, in each case, as such amount may be increased or reduced pursuant to Section 2.16.

"Commitment Termination Date" means the earliest to occur of (a) the date that is three

(3) years following the Closing Date, (b) the occurrence of the Facility Maturity Date pursuant to clause (c) of the definition thereof and (c) the Business Day designated by the Borrower to the Lenders pursuant to Section 2.16(b) to terminate this Agreement.

"Concentration Denominator" means, on any date of determination, the sum of the Outstanding Balances of all Eligible Loan Assets included as part of the Collateral, plus amounts on deposit in the Principal Collection Subaccount (in each case as of such date); provided, that during the Ramp-Up Period only, the Concentration Denominator shall be the greater of (a) the foregoing amount and (b) the Target Portfolio Amount.

"Concentration Limitations" means, for the purposes of determining the Excess Concentration Amount:

(a)
not more than 4.0% of the Concentration Denominator may consist of Eligible Loan Assets that are issued by a single Obligor and its Affiliates, except that Eligible Loan Assets issued by up to two (2) Obligors and their respective Affiliates may each constitute up to 5.0% of the Concentration Denominator (provided that such Eligible Loan Assets are First Lien Loans and do not belong to any Specified Industry);
(b)
not more than 12.0% of the Concentration Denominator may consist of Eligible Loan Assets that are issued by Obligors that belong to any single Industry Classification, except that:
(i)
Eligible Loan Assets issued by Obligors that belong to the largest Industry Classification may constitute up to 20.0% of the Concentration Denominator (or, if the largest Industry Classification is Healthcare, 30.0%);
(ii)
Eligible Loan Assets issued by Obligors that belong to the second largest Industry Classification may constitute up to 15.0% of the Concentration Denominator; and
(iii)
notwithstanding anything to the contrary in this clause (b): (1) not more than 5.0% (or, solely in the case of the Specified Industries in clause (i) of the definition thereof, 10.0%) of the Concentration Denominator may consist of Eligible Loan Assets issued by Obligors that belong to any single Specified Industry and (2) not more than 15.0% of the Concentration Denominator may consist of Eligible Loan Assets issued by Obligors that belong to Specified Industries in the aggregate;
(c)
not more than 5.0% of the Concentration Denominator may consist of Eligible Loan Assets that are FLLO Loans or Recurring Revenue Loans, in the aggregate;
(d)
not more than 5.0% of the Concentration Denominator may consist of Eligible Loan Assets that are Unfunded Exposure Amounts related to Delayed Draw Loan Assets and funded commitments or Unfunded Exposure Amounts related to Revolving Loans in the aggregate;
(e)
not more than 5.0% of the Concentration Denominator may consist of Eligible Loan Assets that are fixed rate Loan Assets;
(f)
not more than 10.0% of the Concentration Denominator may consist of Eligible Loan Assets that are Cov-Lite Loan Assets (other than any Cov-Lite Loan Asset for which the related Obligor of such Cov-Lite Loan Asset has a most-recently reported trailing twelve (12)-month EBITDA of greater than $75,000,000 as of the Cut-Off Date);
(g)
not more than 15.0% of the Concentration Denominator may consist of Eligible Loan Assets (excluding Asset Based Loans, Recurring Revenue Loans and Broadly Syndicated Loans) with a Total Leverage Ratio of greater than 6.50:1.00 as of the Cut-Off Date;
(h)
not more than 5.0% of the Concentration Denominator may consist of Eligible Loan Assets that are PIK Loan Assets;

(i)
(~~x~~w) until the six (6) month anniversary of the Closing Date, up to 100%, (~~y~~x) after the six (6) month anniversary of the Closing Date and until ~~the twelve (12) month anniversary of the Closing Date~~March 31, 2025, not more than 75.0%, (y) on and after April 1, 2025 to and including September 30, 2025, not more than 50.0% and (z) thereafter, not more than 35.0%, of the Concentration Denominator may consist of Eligible Loan Assets that are Broadly Syndicated Loans or Senior Secured Bonds, in the aggregate;
(j)
not more than 10.0% of the Concentration Denominator may consist of Eligible Loan Assets that are Senior Secured Bonds
(k)
not more than 5.0% of the Concentration Denominator may consist of Eligible Loan Assets that are Liquid Credit Loan Assets and that have, as of the applicable Cut-Off Date, (x) an issuer credit rating by S&P of "CCC+" or below or (y) a corporate family rating by Moody's of "Caa1" or below;
(l)
not more than 15.0% of the Concentration Denominator may consist of Eligible Loan Assets that are Asset Based Loans;
(m)
not more than 5.0% of the Concentration Denominator may consist of Eligible Loan Assets that are denominated in an Eligible Currency other than Dollars;
(n)
not more than 5.0% of the Concentration Denominator may consist of Eligible Loan Assets that are domiciled in an Eligible Country other than the United States or Canada;
(o)
not more than 10.0% of the Concentration Denominator may consist of Eligible Loan Assets that are domiciled in Canada; and
(p)
not more than 30.0% of the Concentration Denominator may consist of Eligible Loan Assets (excluding Asset Based Loans and Recurring Revenue Loans) that are issued by an Obligor that has an EBITDA of less than $10,000,000.

"Connection Income Taxes" means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

"Constituent Documents" means in respect of any Person, the certificate or articles of formation, incorporation or organization, the limited liability company agreement, operating agreement, partnership agreement, joint venture agreement or other applicable agreement of formation or organization (or equivalent or comparable constituent documents), articles of association and other organizational documents and by-laws and any certificate of incorporation, certificate of formation, certificate of limited partnership and other agreement, similar instrument filed or made in connection with its formation or organization, in each case, as the same may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof. For the avoidance of doubt, the "Constituent Documents" of the Borrower include, the Borrower Consent, the Borrower Certificate of Formation and the Borrower LLC Agreement.

"Control Agreement" means that certain Control Agreement, dated as of the Closing Date, among the Borrower, the Servicer, the Account Bank, the Administrative Agent and the Collateral Agent, which agreement relates to the Controlled Accounts, as such agreement may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof.

"Controlled Accounts" means the Payment Account, the Collection Account and the Unfunded Exposure Account.

"CORRA" means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator).

"Corresponding Tenor" with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

"Cov-Lite Loan Asset" means a Loan Asset that is not subject to any Maintenance Covenants; provided that a Loan Asset shall not constitute a Cov-Lite Loan Asset if the Underlying Instruments contain either a cross-default or cross-acceleration provision to, or such Loan Asset is pari passu with another loan of the Obligor that requires the Obligor to comply with one or more Maintenance Covenants.

"Credit Risk Loan" means a Loan Asset that is not a Defaulted Loan but which has, in the Borrower's or the Servicer's reasonable judgment (exercised in accordance with the Servicing Standard), a significant risk of declining in credit quality and, with lapse of time, becoming a Defaulted Loan.

"Cut-Off Date" means, with respect to each Loan Asset (or any portion thereof), the date such Loan Asset (or any portion thereof) is committed to be acquired by the Borrower and, in the case of any Delayed Draw Loan Asset or Revolving Loan, irrespective of the dates or numbers of draws thereunder subsequent to the date such Loan Asset is committed to be acquired by the Borrower.

"Daily Compounded CORRA" means, for any day, CORRA with interest accruing on a compounded daily basis, with the methodology and conventions for this rate (which will include compounding in arrears with a lookback) being established by the Administrative Agent in accordance with the methodology and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded CORRA for business loans; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion; provided, further, that if the administrator has not provided or published CORRA and a Canadian Benchmark Replacement Date with respect to CORRA has not occurred, then, in respect of any day for which CORRA is required, references to CORRA will be deemed to be references to the last provided or published CORRA.

"Daily Compounded CORRA Adjustment" means a percentage equal to 0.32138% (32.138 basis points) per annum.

"Daily Simple SOFR" means, for any day, SOFR, with the conventions for this rate (which may include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining "Daily Simple SOFR" for business loans at such times; provided that, if the Administrative Agent decides that any such convention is not administratively feasible, then the Administrative Agent may establish another convention in its reasonable discretion.

"Daily Simple SONIA" means, for any day (a "SONIA Rate Day"), a rate per annum equal to the sum of (i) SONIA for the day (such day, a "SONIA Determination Day") that is five

(5) Business Days prior to (x) if such SONIA Rate Day is a Business Day, such SONIA Rate Day or (y) if such SONIA Rate Day is not a Business Day, the Business Day immediately preceding such SONIA Rate Day, in each case, as such SONIA is published by the SONIA Administrator on the SONIA Administrator's Website by 12:00 p.m. (London, United Kingdom time) and (ii) 0.0326%. If by 5:00 p.m. (London, United Kingdom time) on the second (2nd) Business Day immediately following the SONIA Determination Day, SONIA in respect of such SONIA Determination Day has not been published on the SONIA Administrator's Website and a SONIA Replacement Date has not occurred, then the SONIA for such SONIA Determination Day will be the SONIA as published in respect of the first (1st) preceding Business Day for which such SONIA was published on the SONIA Administrator's Website; provided that any SONIA determined pursuant to this sentence shall be utilized for purposes of calculating Daily Simple SONIA for no more than three (3) consecutive SONIA Rate Days; provided, further, that any calculation of Daily Simple SONIA shall be rounded to four decimal places and if that rate is less than zero, the Daily Simple SONIA shall be deemed to be zero. Any change in Daily Simple SONIA due to a change in the SONIA shall be effective from and including the effective date of such change in the SONIA without notice to the Borrower. Daily Simple SONIA shall always be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

"Debt-to-Recurring-Revenue Ratio" means, with respect to any Loan Asset for any period, the meaning of "Debt-to-Recurring Revenue Ratio" or any comparable definition in the Underlying Instruments for each Loan Asset, and in any case that "Debt-to-Recurring Revenue Ratio" or such comparable definition is not defined in such Underlying Instruments, the ratio of

(a)
Indebtedness of the related Obligor, to (b) Recurring Revenue, as calculated by the Servicer in accordance with the Servicing Standard using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor as per the requirements of the related Underlying Instruments; provided that, in the event of a lack of any such information necessary to calculate the Debt-to-Recurring Revenue Ratio, the Debt-to-Recurring Revenue Ratio shall be a ratio calculated by the Administrative Agent in its sole discretion after consultation with the Servicer.

"Defaulted Loan" means any Loan Asset as to which any one of the following events has occurred:

(a)
(i) an Obligor payment default occurs under such Loan Asset that continues and has not been cured after giving effect to any grace period applicable thereto, but in no event more than five (5) Business Days, after the applicable due date under the related Underlying Instruments, or (ii) a default has occurred under the Underlying Instruments and any applicable grace period has expired and the holders of such Loan Asset have accelerated the repayment of the Loan Asset (but only until such acceleration has been rescinded) in the manner provided in the Underlying Instruments;
(b)
a Bankruptcy Event with respect to the related Obligor;
(c)
any payment default occurs under any other senior or pari passu obligation for borrowed money of the related Obligor that continues and has not been cured after giving effect to any grace period applicable thereto, but in no event more than five (5) Business Days, after the applicable due date under the related agreement (including in respect of the acceleration of the debt under the applicable agreement);
(d)
such Loan Asset has (x) a rating by S&P of "CC" or below or "SD" or (y) a Moody's probability of default rating (as published by Moody's) of "D" or "LD" or, in each case, had such ratings before they were withdrawn by S&P or Moody's, as applicable;
(e)
a Responsible Officer of the Servicer or the Borrower has actual knowledge that such Loan Asset is pari passu or junior in right of payment as to the payment of principal and/or interest to another debt obligation of the same Obligor which has (i) a rating by S&P of "CC" or below or "SD" or (ii) a Moody's probability of default rating (as published by Moody's) of "D" or "LD," and in each case such other debt obligation remains outstanding (provided that both the Loan Asset and such other debt obligation are full recourse obligations of the applicable Obligor);
(f)
a Responsible Officer of the Servicer or the Borrower has received written notice or has actual knowledge that a default (other than with respect to a breach of any financial covenants unless such financial covenants are required to meet the Eligibility Criteria) has occurred under the Underlying Instruments and any applicable grace period has expired (but only until such default is cured or waived) in the manner provided in the Underlying Instruments and for which the Borrower (or the agent or required lenders pursuant to such Underlying Instruments, as applicable) has elected to exercise any of its rights and remedies thereunder (including acceleration);
(g)
the Servicer determines that all or a material portion of such Loan Asset is uncollectible or otherwise places it on non-accrual status in accordance with the policies and procedures of the Servicer and the Servicing Standard; or
(h)
a Value Adjustment Event of the type described in clause (f) (solely with respect to a Material Modification described in clause (a), clause (b), clause (c) or clause (d) of the definition thereof) that has not been approved by the Administrative Agent in its sole discretion.

"Defaulting Lender" means any Lender that: (i) has failed to fund any of its obligations to make Advances within two (2) Business Days following the applicable Advance Date, (ii) has notified the Administrative Agent or the Borrower that it does not intend to comply with such funding obligations or has made a public statement to that effect with respect to such funding obligations hereunder or under other agreements in which it commits to extend credit, (iii) has, for two (2) or more Business Days, failed, in good faith, to confirm in writing to the Administrative Agent, in response to a written request of the Administrative Agent, that it will comply with its funding obligations hereunder, (iv) has, or has a direct or indirect parent company that has, become subject to a Bankruptcy Event or (v) has become the subject of a Bail-In Action. Any determination that a Lender is a Defaulting Lender under clauses (i) through

(iv) above will be made by the Administrative Agent in its reasonable discretion.

"Delayed Draw Loan Asset" means a Loan Asset that is fully committed on the initial funding date of such Loan Asset and is required to be fully funded in one or more installments on draw dates, but which does not permit the re-borrowing of any amounts previously repaid by the Obligor; provided that any such Loan Asset will no longer be a Delayed Draw Loan Asset once all commitments by the Borrower to make advances to the related Obligor expire or are terminated or reduced to zero.

"Determination Date" means, with respect to each Payment Date and each Reporting Date, the last Business Day of the calendar month immediately preceding each such Payment Date and each such Reporting Date (or, in the case of a Payment Date designated in accordance with the definition thereof, the fifth Business Day immediately preceding such Payment Date).

"DIP Loan" means any Loan Asset (a) with respect to which the related Obligor is a debtor-in-possession as defined under the Bankruptcy Code, (b) which has the priority allowed pursuant to Section 364 of the Bankruptcy Code and (c) the terms of which have been approved by a court of competent jurisdiction.

"Disbursement Request" means a disbursement request from the Borrower to the Administrative Agent and the Collateral Agent in the form attached hereto as Exhibit C in connection with a disbursement request from the Unfunded Exposure Account in accordance with Section 2.04(d) or a disbursement request from the Principal Collection Subaccount in accordance with Section 2.18, as applicable.

"Discretionary Sale" has the meaning assigned to that term in Section 2.07(a). "Disqualified Institution" means any financial institution, fund or Person or other investment platform (other than a national or regional banking institution) that is engaged in the business of originating, acquiring, managing or investing in middle-market loans or asset based loans which, for the avoidance of doubt, includes the individual business units of such financial institution, fund or Person or investment platform that specialize in the business of originating, acquiring, managing or investing in middle-market loans or asset based loans as of such date.

"Diversity Score" means, as of any day, a single number that indicates collateral concentration in terms of both issuer and industry concentration, calculated as set forth in Schedule V hereto, as such Schedule V may be updated at the mutual agreement of the Borrower and the Administrative Agent in their sole discretions to reflect any revisions to criteria published by Moody's.

"Diversity Test" means a test that will be satisfied on any date of determination after the Ramp-Up Period if the Diversity Score is greater than or equal to 15.0.

"Dollar Equivalent" means, (a) for any amount denominated in Dollars, such amount and

(b)
for any amount denominated in any other currency, (i) with respect to any amount relating to an Advance, the equivalent amount thereof in Dollars as determined by the Administrative Agent at such time on the basis of the Spot Rate determined by the Administrative Agent in a commercially reasonable manner and (ii) with respect to any amount relating to any Loan Asset, the equivalent amount thereof in Dollars determined by the Servicer using the Spot Rate.

"Dollars" means, and the conventional "$" signifies, the lawful currency of the United States of America.

"EBITDA" means, with respect to any period and any Loan Asset (other than an Asset Based Loan or a Recurring Revenue Loan), the meaning of "EBITDA," "Adjusted EBITDA" or any comparable definition in the Underlying Instruments for such Loan Asset (together with all add-backs and exclusions as designated in such Underlying Instruments) (provided that if such Underlying Instruments include terms for both "EBITDA" and "Adjusted EBITDA", reference herein to "EBITDA" shall refer to "Adjusted EBITDA" under such Underlying Instruments), and in any case that "EBITDA," "Adjusted EBITDA" or such comparable definition is not defined in such Underlying Instruments, an amount, for the principal Obligor on such Loan Asset and any of its parents or Subsidiaries that are obligated pursuant to the Underlying Instruments for such Loan Asset (determined on a consolidated basis without duplication in accordance with GAAP) equal to net income from continuing operations for such period plus (a) cash interest expense, (b) income taxes, (c) depreciation and amortization for such period (to the extent deducted in determining earnings from continuing operations for such period), (d) amortization of intangibles (including, but not limited to, goodwill, financing fees and other capitalized costs), to the extent not otherwise included in clause (c) above, other non-cash charges and organization costs, (e) extraordinary losses in accordance with GAAP, and (f) any other item the Borrower and the Administrative Agent mutually deem to be appropriate.

"EEA Financial Institution" means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

"EEA Member Country" means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

"EEA Resolution Authority" means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

"Effective Spread" means, as of any date of determination, with respect to any (i) floating rate Eligible Loan Asset, the current per annum rate at which it pays interest minus the

Benchmark applicable during the Remittance Period in which such date of determination occurs and (ii) fixed rate Eligible Loan Asset, the interest rate for such Eligible Loan Asset minus the Benchmark applicable during the Remittance Period in which such date of determination occurs; provided, that, in each case, (a) with respect to any unfunded commitment of any Delayed Draw Loan Asset or Revolving Loan, as applicable, the Effective Spread means the commitment fee payable with respect to such unfunded commitment and (b) with respect to the funded portion of any commitment under any Delayed Draw Loan Asset or Revolving Loan, as applicable, the Effective Spread means the current per annum rate at which it pays interest minus the Benchmark applicable during the Remittance Period in which such date of determination occurs.

"Eligibility Criteria" means the criteria set forth in Schedule II hereto.

"Eligible Country" means the criteria set forth in Schedule II hereto.

"Eligible Currency" means AUDs, CADs, Dollars, Euros and GBPs.

"Eligible Currency Accounts" means, collectively, the Interest Collection Subaccount, the Principal Collection Subaccount and the Unfunded Exposure Account designated for each Eligible Currency.

"Eligible Loan Asset" means, as of any date of determination, a Loan Asset in respect of which each of the representations and warranties contained in Section 4.02 and Schedule II hereto (after giving effect to the first proviso set forth in the lead-in paragraph of Schedule II) is true and correct as of such date.

"Environmental Laws" means any and all laws, rules, orders, regulations, statutes, ordinances, guidelines, codes, decrees, or other legally binding requirements (including, without limitation, principles of common law) of any Governmental Authority, regulating, relating to or imposing liability or standards of conduct concerning pollution, the preservation or protection of the environment, natural resources or human health (including employee health and safety), or the generation, manufacture, use, labeling, treatment, storage, handling, transportation or release of, or exposure to, Materials of Environmental Concern, as has been, is now, or may at any time hereafter be, in effect.

"Equity Cure Notice" has the meaning assigned to that term in Section 2.06(c).

"Equity Cushion" means, with respect to any Obligor and as calculated by the Servicer, the pro forma ratio of (a) the equity of such Obligor to (b) the total capitalization of such Obligor, determined as of the related Cut-Off Date.

"Equity Interests" means, with respect to any Person, its equity ownership interests, its common stock and any other capital stock or other equity ownership units of such Person authorized from time to time, and any other shares, options, interests, participations or other equivalents (however designated) of or in such Person, whether voting or nonvoting, including common stock, options, warrants, preferred stock, phantom stock, membership units (common or preferred), stock appreciation rights, membership unit appreciation rights, convertible notes or debentures, stock purchase rights, membership unit purchase rights and all securities convertible, exercisable or exchangeable, in whole or in part, into any one or more of the foregoing.

"Equity Security" means (a) any equity security or any other security that is not eligible for purchase by the Borrower as an Eligible Loan Asset, (b) any security purchased as part of a "unit" with an Eligible Loan Asset and that itself is not eligible for purchase by the Borrower as an Eligible Loan Asset, and (c) any obligation that, at the time of commitment to acquire such obligation, was eligible for purchase by the Borrower as an Eligible Loan Asset but that, as of any subsequent date of determination, no longer is eligible for purchase by the Borrower as an Eligible Loan Asset, for so long as such obligation fails to satisfy such requirements.

"ERISA" means the United States Employee Retirement Income Security Act of 1974, as amended from time to time.

"ERISA Affiliate" means (a) any corporation that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the relevant Person,

(b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with that Person, or (c) solely for purposes of Section 302 of ERISA and Section 412 of the Code, a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as, or that otherwise is aggregated under Section 414(o) of the Code with, that Person, any corporation described in clause (a) above or any trade or business described in clause (b) above.

"ERISA Event" means (a) with respect to a Pension Plan, any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty (30) day notice period has been waived; (b) a withdrawal by the Borrower or any of its ERISA Affiliates from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as a termination under Section 4062(e) of ERISA; (c) the failure to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA), whether or not waived, with respect to a Pension Plan; (d) the failure by the Borrower or any of its ERISA Affiliates to make any required contribution to a Multiemployer Plan; (e) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to a complete or partial withdrawal by the Borrower or any of its ERISA Affiliates from a Multiemployer Plan, written notification of the Borrower or any of its ERISA Affiliates concerning the imposition of any withdrawal liability, as such term is defined in Part I of Subtitle E of Title IV of ERISA, as a result of a complete or partial withdrawal from a Multiemployer Plan or written notification that a Multiemployer Plan is insolvent within the meaning of Title IV of ERISA or in "endangered" or "critical" status (within the meaning of Section 432 of the Code or Section 305 of ERISA); (f) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (g) the filing under Section 4041(c) of ERISA of a notice of intent to terminate a Pension Plan, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Section 4041 or Section 4041A of ERISA, or the receipt by the Borrower or any of its ERISA Affiliates from the PBGC of any notice relating to the intention to terminate a Pension Plan or Multiemployer Plan;

(h) the imposition of any liability under Title IV of ERISA with respect to the termination of any

Pension Plan or Multiemployer Plan, other than for the payment of plan contributions or PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any of its ERISA Affiliates; or (i) the occurrence of a non-exempt prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) which could result in liability to the Borrower or any of its ERISA Affiliates.

"EU Bail-In Legislation Schedule" means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

"EURIBOR" means, for any day with respect to any Euro Advance (or portion thereof) for any day during a Remittance Period, the rate per annum (carried out to the fifth decimal place) equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Reuters Screen (or any applicable successor page) at approximately 11:00 a.m., London time, on the EURIBOR Determination Date for such Remittance Period that displays an average European Money Markets Institute Settlement Rate (such page currently being EURIBOR01) for deposits in Euros with a term equivalent to three months; provided that if such rate is not available at any such time for any reason, then "EURIBOR" with respect to any Advance shall be the rate at which Euro deposits of €5,000,000 and for a three-month maturity are offered by the principal London office of the Administrative Agent or the principal London office of any bank reasonably selected by the Administrative Agent in immediately available funds in the Euro-zone interbank market at approximately 11:00 a.m., London time, on the EURIBOR Determination Date; provided, further, that, in the event that the rate as so determined above shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. EURIBOR shall always be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

"EURIBOR Determination Date" means, with respect to each Remittance Period, the day that is two (2) Business Days prior to the first day of such Remittance Period.

"Euro" and "EUR" means the lawful currency of the Member States of the European Union that have adopted and retain the single currency in accordance with the treaty establishing the European Community, as amended from time to time; provided that if any member state or states ceases to have such single currency as its lawful currency (such member state(s) being the "Exiting State(s)"), such term shall mean the single currency adopted and retained as the lawful currency of the remaining member states and shall not include any successor currency introduced by the Exiting State(s).

"Euro Advance" means an Advance denominated in Euro.

"Event of Default" has the meaning assigned to that term in Section 7.01.
"Excepted Persons" has the meaning assigned to that term in Section 12.12(a).

"Excess Concentration Amount" means, as of any date of determination, with respect to any Eligible Loan Asset included in the Collateral, the amount by which the Adjusted Borrowing Value (without giving effect to clause (ii) of the second sentence of the definition thereof) of such Eligible Loan Asset exceeds any applicable Concentration Limitations, to be calculated by the Servicer without duplication, after giving effect to any sales, purchases or substitutions of

Loan Assets as of such date; provided that with respect to any Eligible Loan Asset or portion thereof, if more than one Concentration Limitation would be exceeded, the Concentration Limitation that would result in the highest Excess Concentration Amount shall be used to determine the Excess Concentration Amount.

"Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Excluded Amounts" means (a) any amount received in the Collection Account with respect to any Loan Asset included as part of the Collateral, which amount is attributable to the payment of any Tax on such Loan Asset or on any Related Collateral and (b) any amount received in the Collection Account or other Controlled Account representing (i) a reimbursement of insurance premiums, (ii) any escrows relating to Taxes, insurance and other amounts in connection with Loan Assets which are held in an escrow account for the benefit of the Obligor and the secured party pursuant to escrow arrangements under the Underlying Instruments, (iii) amounts received in the Collection Account with respect to any Loan Asset retransferred or substituted for upon the occurrence of a Warranty Breach Event or that is otherwise replaced by a Substitute Eligible Loan Asset, or that is otherwise sold or transferred by the Borrower pursuant to Section 2.07, to the extent such amount is attributable to a time after the effective date of such replacement or sale, (iv) any interest accruing on a Loan Asset prior to the related Cut-Off Date that was not purchased by the Borrower and is for the account of the Person from whom the Borrower purchased such Loan Asset, and (v) amounts deposited into the Collection Account manifestly in error.

"Excluded Taxes" means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by the Recipient's net income or net profits (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) by the jurisdiction (or any political subdivision thereof) under the laws of which such Recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or (ii) as the result of any other present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Transaction Document) ("Other Connection Taxes"), (b) in the case of any Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender pursuant to a law in effect on the date on which (i) such Lender becomes a party hereto or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.11, amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office,

(c)
Taxes attributable to such Recipient's failure to comply with Section 2.11(g), and (d) any withholding Taxes imposed under FATCA.

"Facility Amount" means the aggregate Commitments as then in effect, which on the Closing Date shall be $350,000,000, as such amount may be reduced pursuant to Section

2.17(b); provided that, at all times during the Amortization Period, the Facility Amount shall mean the aggregate Advances Outstanding at such time.

"Facility Maturity Date" means the earliest of (a) the Business Day designated by the Borrower to the Lenders pursuant to Section 2.16(b) to terminate this Agreement, (b) the Stated Maturity or (c) the date on which the Facility Maturity Date is declared (or is deemed to have occurred automatically) pursuant to Section 7.01.

"FATCA" means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor versions of Sections 1471 through 1474 of the Code that are substantively comparable and not materially more onerous to comply with), and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code (or any amended or successor version described above).

"Federal Reserve Bank of New York's Website" means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

"Fees" means (a) the Unused Fee and (b) the fees payable to each Lender pursuant to the terms of any Lender Fee Letter.

"Financial Asset" has the meaning specified in Section 8-102(a)(9) of the UCC. "Financial Covenant Test": means a test that will be tested on each date that the

Transferor delivers the financial statements of the Transferor to the Administrative Agent in accordance with Section 6.08(d) and will be determined as of the last day of the related fiscal quarter of the Transferor and will be satisfied on any such date if:

(a)
the Transferor and its Subsidiaries (including the Borrower) collectively maintain

(i) Unrestricted Cash plus (ii) Unpledged Capital Commitments plus (iii) undrawn commitments under credit facilities, in an aggregate amount in excess of $15,000,000;

(b)
the Net Asset Value of the Transferor plus the Unpledged Capital Commitments is at least equal to 50% of the Total Committed Capital as of such date of determination; and
(c)
the BDC Asset Coverage is greater than 1.50:1.00.

"Financial Sponsor" means any Person, including any Subsidiary of such Person, whose principal business activity is acquiring, holding, and selling investments (including controlling interests) in otherwise unrelated companies that each are distinct legal entities with separate management, books and records and bank accounts, whose operations are not integrated with one another and whose financial condition and creditworthiness are independent of the other companies so owned by such Person.

"First Lien Loan" means any Loan Asset (a) that is secured by a valid and perfected first priority Lien on substantially all of the Obligor's assets constituting Related Collateral, subject to any Permitted Working Capital Liens, any super senior Revolving Loan permitted pursuant to the proviso at the end of this definition and any expressly permitted Liens under the Underlying

Instrument for such Loan Asset or such comparable definition if "permitted liens" is not defined therein, (b) that provides that the payment obligation of the Obligor on such Loan Asset is either senior to, or pari passu with, and is not (and cannot by its terms become) subordinate in right of payment to all other Indebtedness of such Obligor (other than Indebtedness related to a Permitted Working Capital Lien or a super senior Revolving Loan permitted pursuant to the proviso at the end of this definition), (c) for which Liens on the Related Collateral securing any other outstanding Indebtedness of the Obligor (excluding any Permitted Working Capital Liens, Liens securing a super senior Revolving Loan permitted pursuant to the proviso at the end of this definition and expressly permitted Liens described in clause (a) above but including Liens securing Second Lien Loans) is expressly subject to and contractually or structurally subordinate to the priority Liens securing such First Lien Loan, (d) that the Servicer determines in accordance with the Servicing Standard that the value of the Related Collateral securing the Loan Asset (or the enterprise value of the related Obligors) on or about the time of origination equals or exceeds the Outstanding Balance of the Loan Asset plus the aggregate outstanding balances of all other Indebtedness of equal seniority secured by the same Related Collateral, (e) for which the Senior Leverage Ratio as of the Cut-Off Date is less than 4.75:1.00, and (f) that is not a Second Lien Loan, Unitranche Loan, Asset Based Loan or FLLO Loan; provided that with respect to any Loan Asset that would otherwise constitute a First Lien Loan but for being subordinate to a super senior Revolving Loan and the ratio of the lower of (1) the committed amount or (2) if at any time the borrowing base for the last twelve (12) months is available, then the average borrowing base for the last twelve (12) months, of such super senior Revolving Loan to the EBITDA of the Obligor is less than or equal to 1.00:1.00 as of the Cut-Off Date, such Loan Asset may be designated as a First Lien Loan at the sole discretion of the Administrative Agent as of the Cut-Off Date (and, should such designation not be made by the Administrative Agent, at any time after the borrowing base for the last twelve (12) months that was not previously available becomes available, the Borrower or the Servicer may request that the Administrative Agent redesignate such Loan Asset as a First Lien Loan as of the Cut-Off Date). For clarity, Asset Based Loans shall not be considered to be First Lien Loans for any purpose hereunder.

"FLLO Loan" means any Loan Asset that satisfies all of the requirements set forth in the definition of "First Lien Loan" except that, at any time prior to and/or after an event of default under the Underlying Instrument, such Loan Asset will be paid after one or more tranches of First Lien Loans issued by the Obligor have been paid in full in accordance with a specified waterfall or other priority of payments as specified in the Underlying Instrument, an agreement among lenders or other applicable agreement; provided, that a Loan Asset shall not be a FLLO Loan as a result of being subordinate to a super senior Revolving Loan and the ratio of the lower of (1) the committed amount or (2) if at any time the borrowing base for the last twelve (12) months is available, then the average borrowing base for the last twelve (12) months, of such super senior Revolving Loan to the EBITDA of the Obligor is less than or equal to 1.00:1.00 as of the Cut-Off Date, if such Loan Asset is designated as a First Lien Loan or Unitranche Loan in the sole discretion of the Administrative Agent pursuant to the proviso in the definition of "First Lien Loan" or "Unitranche Loan". For clarity, Asset Based Loans shall not be considered to be FLLO Loans for any purpose hereunder.

"Floor" means, with respect to any Benchmark under this Agreement, a benchmark rate floor of zero percent.

"Fully Funded LTV" means, with respect to any Eligible Loan Asset that is an Asset Based Loan as of any date of determination, (i) the maximum amount that can be drawn under the borrowing base of such Eligible Loan Asset divided by (ii) the Appraised Value for such Eligible Loan Assets.

"GAAP" means generally accepted accounting principles as in effect from time to time in the United States.

"GBP" means the lawful currency of the United Kingdom.
"GBP Advance" means an Advance denominated in GBP.

"Governmental Authority" means, with respect to any Person, any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person.

"Governmental Plan" has the meaning assigned to that term in Section 4.01(x).

"Grant" or "Granted" means to grant, bargain, sell, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of setoff against, deposit, set over and confirm. A Grant of the Collateral, or of any other instrument, shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including, the immediate continuing right to claim for, collect, receive and receipt for principal and interest payments in respect of the Collateral, and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

"Hague Convention" has the meaning assigned to that term in Section 6.04(e). "Healthcare" means any of the following Industry Classifications: "Health Care

Equipment & Supplies," "Health Care Providers & Services" and "Health Care Technology."

"Increased Costs" means any amounts required to be paid by the Borrower to an Affected Party pursuant to Section 2.10.

"Indebtedness" means:

(a)
with respect to any Obligor under any Loan Asset, without duplication, (i) all obligations of such entity for borrowed money or with respect to deposits or advances of any kind, (ii) all obligations of such entity evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such entity under conditional sale or other title retention agreements relating to property acquired by such entity, (iv) all obligations of such entity in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (v) all indebtedness of others secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such entity, whether or not the indebtedness secured thereby has been assumed, (vi) all guarantees by such entity of indebtedness of others, (vii) all Capital Lease Obligations of such entity, (viii) all obligations, contingent or otherwise, of such entity as an account party in respect of letters of credit and letters of guaranty and (ix) all obligations, contingent or otherwise, of such entity in respect of bankers' acceptances; and

(b)
for all other purposes, with respect to any Person at any date, (i) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (iv) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (v) all indebtedness of others secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the indebtedness secured thereby has been assumed, (vi) all guarantees by such Person of indebtedness of others, (vii) all Capital Lease Obligations of such Person, (viii) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (ix) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances, but expressly excluding any obligation of such Person to fund any Loan Asset constituting a Delayed Draw Loan Asset or a Revolving Loan, as applicable.

"Indemnified Amounts" has the meaning assigned to that term in Section 8.01. "Indemnified Party" has the meaning assigned to that term in Section 8.01.

"Indemnified Taxes" means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Transaction Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

"Indemnifying Party" has the meaning assigned to that term in Section 8.04. "Independent Manager" means a natural person who, (a) for the five (5)-year period prior to his or her appointment as Independent Manager, has not been, and during the continuation of his or her service as Independent Manager is not: (i) an employee, director, stockholder, member, manager, partner or officer of the Borrower or any of its respective Affiliates (other than his or her service as an independent manager or independent director of the Borrower or other Affiliates of the Borrower that are structured to be "bankruptcy remote"); (ii) a customer or supplier of the Borrower or any of its Affiliates (other than his or her service as an independent manager or independent director of the Borrower or other Affiliates of the Borrower that are structured to be "bankruptcy remote"); or (iii) any member of the immediate family of a person described in sub-clause (i) or sub-clause (ii) of this clause (a), and (b) has (i) prior experience as an independent manager or independent director for a corporation or limited liability company whose charter documents required the unanimous consent of all independent managers or independent directors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (ii) at least five (5) years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of secured or securitized structured finance instruments, agreements or securities. Any employee of a Pre-Approved Independent Manager Provider that meets the requirements of clauses (a) and (b) of the preceding sentence shall constitute an Independent Manager.

"Indorsement" has the meaning specified in Section 8-102(a)(11) of the UCC, and "Indorsed" has a corresponding meaning.

"Industry Classification" means any of the industry categories set forth in Schedule VI hereto, including any modifications that may be made thereto or additional categories that may be subsequently established by reference to the Global Industry Classification Standard codes; provided that the Administrative Agent and the Borrower have each provided their respective prior written consent to any such modification or additional category.

"Instrument" has the meaning specified in Section 9-102(a)(47) of the UCC.

"Insurance Policy" means, with respect to any Loan Asset, an insurance policy covering liability and physical damage to, or loss of, the Related Collateral.

"Interest Collection Subaccount" means a sub-account of the Collection Account entitled "Interest Collection Subaccount," into which Interest Collections shall be segregated.

"Interest Collections" means, with respect to any date of determination, without duplication, the sum of:

(a)
all payments of interest and delayed compensation (representing compensation for delayed settlement) received in cash by the Borrower during the related Remittance Period on the Loan Assets, including the accrued interest received in connection with a sale thereof during the related Remittance Period;
(b)
all principal and interest payments received by the Borrower during the related Remittance Period on Permitted Investments purchased with Interest Collections;
(c)
all upfront fees, anniversary fees, redemption fees, collateral monitoring fees, success fees, termination fees, amendment and waiver fees, late payment fees, ticking fees and all other fees received by the Borrower during the related Remittance Period, except for those fees in connection with the reduction of the Outstanding Balance of the related Loan Asset, as determined by the Servicer with notice to the Administrative Agent and the Collateral Agent; and
(d)
commitment fees and other similar fees received by the Borrower during such Remittance Period in respect of Delayed Draw Loan Assets and Revolving Loans;

provided that (x) any amounts received in respect of any Defaulted Loan will constitute Principal Collections (and not Interest Collections) until the aggregate of all collections in respect of such

Defaulted Loan since it became a Defaulted Loan equals the Outstanding Balance of such Loan Asset at the time it became a Defaulted Loan and (y) Excluded Amounts shall not constitute Interest Collections.

"Investment Adviser" means First Eagle Investment Management, LLC.

"Investment Criteria" means with respect to each Loan Asset acquired by the Borrower, compliance with each of the requirements set forth below:

(a)
no Event of Default or Unmatured Event of Default (unless such Unmatured Event of Default is the result of Borrowing Base Deficiency and such Loan Asset is being acquired in connection with the cure of any Borrowing Base Deficiency) is continuing;
(b)
such Loan Asset is an Eligible Loan Asset;
(c)
there is no Borrowing Base Deficiency (unless such Loan Asset is being acquired in connection with the cure of any Borrowing Base Deficiency);
(d)
solely during the Amortization Period, the amounts on deposit in the Unfunded Exposure Account as of such date equal or exceed the Aggregate Unfunded Exposure Amount as of such date; and
(e)
the Collateral Quality Tests are satisfied or, if not satisfied, would be maintained or improved.

"I/O Notional Loan" means the interest-only loan made available under this Agreement as described in Section 2.01(c), which is comprised of a notional amount equal to the I/O Notional Loan Amount. For the avoidance of doubt, no holder of any of the I/O Notional Loan shall be deemed to be a "Lender" for the purposes of any voting rights as specified herein.

"I/O Notional Loan Amount" means with respect to each Lender, the amount set forth as such opposite such Lender's name on Annex A hereto, as such amount may be reduced pursuant to Section 2.16 or any other reduction in the Commitments pursuant to this Agreement.

"I/O Notional Loan Lender Percentage" means, with respect to any Lender, the amount of any percentage that may be assigned to it pursuant to Section 12.04, in each case as set forth more specifically on a schedule that shall be maintained by the Administrative Agent, updated by the Administrative Agent from time to time, and available upon the Borrower's request.

"I/O Rate" has the meaning set forth in the Lender Fee Letter.

"Joinder Supplement" means an agreement among the Borrower, a Lender and the Administrative Agent in the form of Exhibit M (appropriately completed) delivered in connection with a Person becoming a Lender hereunder after the Closing Date.

"Lender" means (a) Morgan Stanley so long as it is a Lender hereunder and (b) any Lender, and/or any other Person to whom a Lender assigns any part of its rights and obligations under this Agreement and the other Transaction Documents in accordance with the terms of Section 12.04.

"Lender Fee Letter" means each fee letter agreement that shall be entered into by and among the Borrower, the applicable Lender and/or the Administrative Agent in connection with the transactions contemplated by this Agreement, as amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof.

"Leverage Based Valuation Haircut" means, if the Total Leverage Ratio with respect to any Eligible Loan Asset (excluding any Asset Based Loan and any Recurring Revenue Loan) as of the most recent date reported under the Underlying Instrument is greater than 6.50:1.00, the quotient, expressed as a percentage (subject to a maximum of 100 per cent), of:

(a)

X1 + (30% x X2) L

where: X1 = the product of the current Advance Rate assigned to such Eligible Loan Asset multiplied by 6.50;

X2 = the lesser of (A) 1.0 (representing the next full turn of leverage of such Eligible Loan Asset) and (B) the difference between the Total Leverage Ratio as of the most recent date reported under the Underlying Instrument and 6.50:1.00; and

L = the Total Leverage Ratio as of the most recent date reported under the Underlying Instrument of such Eligible Loan Asset;

and

(b)
the current Advance Rate assigned to such Eligible Loan Asset.

"Lien" means any mortgage or deed of trust, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, claim, preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale, lease or other title retention agreement, sale subject to a repurchase obligation, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing) or the filing of or agreement to give any financing statement perfecting a security interest under the UCC or comparable law of any jurisdiction.

"Liquid Credit Loan Asset" means (x) any Senior Secured Bond and (y) any Broadly Syndicated Loan that is, in each case, an Eligible Loan Asset designated as a Liquid Credit Loan Asset by the Administrative Agent in its reasonable discretion in the applicable Approval Notice.

"Liquidity" means, with respect to any Loan Asset for any period, the meaning of "Liquidity" or any comparable definition in the Underlying Instruments for such Loan Asset, and in any case that "Liquidity" or such comparable definition is not defined in such Underlying Instruments, the sum of (a) the aggregate revolving commitments made to the related Obligor with respect to such Loan Asset as of such date less the amount of any revolving portion of such Loan Asset actually borrowed and outstanding as of such date plus (b) the amount of Unrestricted Cash as of such date.

"Loan Asset" means any commercial loan or Senior Secured Bond acquired by the Borrower, but excluding, as applicable, the Retained Interest and Excluded Amounts; provided, however, that to the extent the Borrower acquires more than one position of a commercial loan or Senior Secured Bond on separate dates, each such position shall be treated as a separate Loan Asset for all purposes hereunder and under each other Transaction Document, unless the Administrative Agent, in its sole discretion, elects to treat such positions as a single Loan Asset; provided, further, that to the extent the Borrower's undrawn commitments under any Delayed Draw Loan Asset or Revolving Loan, as applicable, has been increased after the acquisition of such Delayed Draw Loan Asset or Revolving Loan, as applicable, by the Borrower (whether through an assignment or an amendment of the Underlying Instrument), such increased commitment shall be treated as a separate Delayed Draw Loan Asset or Revolving Loan, as applicable, for all purposes hereunder and under each other Transaction Document, unless the Administrative Agent, in its sole discretion, elects to treat such increased commitment as part of the original Delayed Draw Loan Asset or Revolving Loan, as applicable.

"Loan Asset Checklist" means an electronic or hard copy, as applicable, of a checklist delivered by or on behalf of the Borrower to the Collateral Custodian, for each Loan Asset, of all applicable Required Loan Documents to be included within the respective Loan File.

"Loan Asset Schedule" means the Loan Asset Schedule set forth as Schedule IV hereto identifying the Loan Assets delivered by the Borrower or Servicer to the Collateral Custodian and the Administrative Agent. Each such schedule shall set forth the applicable information specified on Schedule IV, which shall also be provided to the Collateral Custodian in electronic format acceptable to the Collateral Custodian.

"Loan Assignment" has the meaning set forth in the Purchase and Sale Agreement. "Loan File" means, with respect to each Loan Asset, a file containing (a) each of the documents and items as set forth on the Loan Asset Checklist with respect to such Loan Asset and (b) duly executed originals (to the extent required by the Servicing Standard) and copies of any other Records relating to such Loan Assets and Related Asset pertaining thereto.

"Maintenance Covenant" means, as of any date of determination, a covenant by the Obligor of a Loan Asset to comply with one or more financial covenants (including without limitation any covenant relating to a maximum recurring revenue multiple, borrowing base, asset valuation or similar asset-based requirement or borrowing base test, minimum liquidity test, total net leverage, interest coverage or fixed charge coverage) during each reporting period applicable to such Loan Asset, whether or not any action by, or event relating to, the Obligor occurs after such date of determination; provided that a covenant that otherwise satisfies the definition hereof and only applies when amounts are outstanding under the related Loan Asset shall be a Maintenance Covenant.

"Margin Stock" means "margin stock" as such term is defined in Regulation T, U or X of the Federal Reserve Board.

"Market Value" means, with respect to any Liquid Credit Loan Asset on any date of determination, (i) the value determined by the Administrative Agent, in its sole discretion, on such day to be the midpoint of the "bid" and "ask" prices for such Liquid Credit Loan Asset; provided, that in making its determination, the Administrative Agent may consider, in its sole discretion, pricing from Loan Pricing Corp. or IHS Markit Ltd. (or such other pricing service selected by the Administrative Agent) or recent observable trade data or (ii) if such Liquid Credit Loan Asset has Same Day Pricing with a minimum quote depth of less than three (3) or no recent observable trade data is available, then the then-current value determined by the Administrative Agent in its sole discretion; provided, further, that, if such Liquid Credit Loan Asset is an Owned Asset, such Market Value determined pursuant to this clause (ii) shall be consistent with the valuation of such Liquid Credit Loan Asset by the Administrative Agent or its Affiliate, as the case may be, for its own account.

Notwithstanding the foregoing, so long as (a) such Liquid Credit Loan Asset is not a Defaulted Loan or (b) such Liquid Credit Loan Asset is not an Owned Asset, the Borrower may dispute the Market Value of a Liquid Credit Loan Asset by providing actionable bids from three

(3) or more Approved Broker/Dealers not later than 4:00 p.m. on the first Business Day after the date on which the Administrative Agent provides notice to the Borrower of the Market Value of such Liquid Credit Loan Asset, in which case the arithmetic average of such bids shall be treated as the Market Value for such Liquid Credit Loan Asset for such day until the Administrative Agent in good faith has determined that the Market Value of such Liquid Credit Loan Asset has changed.

"Material Adverse Effect" means, with respect to any event or circumstance, a material adverse effect on (a) the business, financial condition, operations or properties of the Transferor, the Servicer or the Borrower, (b) the validity, enforceability or collectability of this Agreement or any other Transaction Document or the validity, enforceability or collectability of the Loan Assets generally or any material portion of the Loan Assets, (c) the rights and remedies of the Collateral Agent, the Collateral Custodian, the Account Bank, the Administrative Agent, any Lender and the Secured Parties with respect to matters arising under this Agreement or any other Transaction Document, (d) the ability of each of the Borrower, the Transferor and the Servicer to perform their respective obligations under this Agreement or any other Transaction Document, or (e) the status, existence, perfection, priority or enforceability of the Collateral Agent's lien on the Collateral.

"Material Modification" means any amendment or waiver of, or modification or supplement with respect to, an Underlying Instrument governing an Eligible Loan Asset executed or effected on or after the Cut-Off Date for such Eligible Loan Asset (or, in the case of clause (c) below, a change to any other Indebtedness of the Obligor, as applicable) which:

(a)
reduces, delays or forgives any or all of the principal amount due (including any amortization payment but excluding, if consented to in writing by the Administrative Agent, any waiver of mandatory repayments from collateral sales or excess cash flow) under such Eligible Loan Asset or extends or delays the stated maturity date or any scheduled amortization payment date for such Eligible Loan Asset, including a Maturity Amendment (other than any extension or delay allowed by the terms of the Underlying Instruments expressly permitted as of the Cut-Off Date);
(b)
waives one or more interest payments, permits any interest due in cash to be deferred or capitalized and added to the principal amount of such Eligible Loan Asset (other than any deferral or capitalization already allowed by the terms of the Underlying Instruments of any Eligible Loan Asset that is a PIK Loan Asset as of the Cut-Off Date) or reduces the amount of interest due (other than any deferral already permitted by the terms of the Underlying Instrument);
(c)
(i) in the case of a First Lien Loan or Unitranche Loan, contractually or structurally subordinates such Eligible Loan Asset by operation of a priority of payments, turnover provisions, the transfer of assets in order to limit recourse to the related Obligor or the granting of Liens (other than "permitted liens" or any comparable definitions or provisions in the Underlying Instruments related to "permitted liens" for such Eligible Loan Asset) on any of the Related Collateral securing such Loan Asset, (ii) in the case of FLLO Loan, (x) contractually or structurally subordinates such Eligible Loan Asset to any obligation (other than any loan which existed on the Cut-Off Date for such Eligible Loan Asset which is senior to such Eligible Loan Asset) by operation of a priority of payments, turnover provisions, the transfer of assets in order to limit recourse to the related Obligor or the granting of Liens (other than "permitted liens" or any comparable definitions or provisions in the Underlying Instruments related to "permitted liens" for such Eligible Loan Asset) on any of the Related Collateral securing such Loan Asset or

(y) increases the commitment amount of any loan senior with such Loan Asset or (iii) in the case of any Eligible Loan Asset, the Obligor thereof incurs any additional Indebtedness which was not in place as of the Cut-Off Date which is senior to such Eligible Loan Asset (except as permitted under the applicable Underlying Instruments existing on the Cut-Off Date for such Eligible Loan Asset);

(d)
substitutes, alters or releases the Related Collateral securing such Eligible Loan Asset and any such substitution, alteration or release, as determined in the sole discretion of the Administrative Agent, materially and adversely affects the value of such Eligible Loan Asset; provided, that the foregoing shall not apply to any release in conjunction with a relatively contemporaneous disposition by the Obligor accompanied by a mandatory reinvestment of net proceeds or mandatory repayment of the loan facility (including the Eligible Loan Asset) with the net proceeds of such Related Collateral;
(e)
amends, waives, forbears, supplements or otherwise modifies (i) the meaning of "Senior Leverage Ratio," "Cash Interest Coverage Ratio," "Total Leverage Ratio," "EBITDA," "Permitted Liens," "Fully Funded LTV," "Liquidity," "Recurring Revenue," "Debt-to-Recurring Revenue Ratio" or any respective comparable definitions in the Underlying Instruments for such Eligible Loan Asset (to the extent such financial covenants or definitions are included in the Underlying Instruments), (ii) any term or provision of such Underlying Instruments referenced in or utilized in the calculation of the "Senior Leverage Ratio," "Cash Interest Coverage Ratio," "Total Leverage Ratio," "EBITDA," "Permitted Liens," "Fully Funded LTV," "Liquidity," "Recurring Revenue," "Debt-to-Recurring Revenue Ratio" or any respective comparable definitions for such Eligible Loan Asset (to the extent such financial covenants or definitions are included in the Underlying Instruments), or (iii) any term or provision referenced in or utilized in the calculation of any financial covenant or modifies any of the required maintenance levels of any financial covenant in the Underlying Instrument for such Eligible Loan Asset, in the case of either clause (i), (ii) or (iii) above, in a manner that, in the sole discretion of the Administrative Agent, is materially adverse to the value of such Eligible Loan Asset;

(f)
[reserved];
(g)
with respect to an Asset Based Loan, results in a material change to or grants material relief from the borrowing base or any related definition, in each case as determined by the Administrative Agent in its sole discretion; or
(h)
with respect to an Asset Based Loan, any of (i) if the Borrower has the authority to change the appraiser(s) with respect to such Asset Based Loan as set forth on the related Approval Notice, the appraisers are changed to a Person other than an Approved Valuation Agent without the prior written consent of the Administrative Agent in its sole discretion, (ii) the frequency of the appraisals is reduced from the frequency set forth on the related Approval Notice or (iii) the related appraiser changes the metric for valuing the collateral of such Loan Asset other than in accordance with its ordinary practices, and such change results (as determined by the Administrative Agent in its sole discretion) in a material increase in the value of the collateral for such Asset Based Loan as compared to the value of such collateral determined under the prior metric.

"Materials of Environmental Concern" means any material, substance or waste that is listed, regulated, or otherwise defined as hazardous, toxic, radioactive, a pollutant or a contaminant (or words of similar regulatory intent or meaning) under applicable Environmental Law, or which could give rise to liability under any Environmental Law.

"Maturity Amendment" means, any amendment to the Underlying Instruments of any Loan Asset which delays or extends the maturity date or any principal payment date for such Loan Asset.

"Maximum Obligor Limit" means, for the purposes of determining the eligibility of any Eligible Loan Asset as a Specified Loan Asset, the maximum percentage of the Concentration Denominator (inclusive of the Unfunded Exposure Amount of such Eligible Loan Asset) represented by a single Obligor and its Affiliates.

"Maximum Portfolio Advance Rate" means, as of any date of determination, the advance rate corresponding to the Diversity Score of the Eligible Loan Assets included in the Collateral as of such date, as set forth below:

Diversity Score (x)	Maximum Portfolio Advance Rate
x < 5.0	0%

5.0 ≤ x < 10.0	35%
10.0 ≤ x < 15.0	50%
15.0 ≤ x < 20.0	60%
x ≥ 20.0	65%

"Measurement Date" means each of the following dates: (a) the Closing Date; (b) each Reporting Date occurring in a calendar month in which a Payment Date does not occur;

(c)
[reserved], (d) each Determination Date; (e) [reserved]; (f) the date as of which an Advance or reduction of the Advances Outstanding is requested; (g) the date as of which a release of Principal Collections is requested pursuant to Section 2.18; (h) the date of any Discretionary Sale described in Section 2.07(a); (i) the date as of which the Servicer obtains actual knowledge of any Value Adjustment Event; (j) the date as of which a Borrowing Base Deficiency occurs and

(k) the last day of the Revolving Period.

"Minimum Equity Amount" means the greater of (a) the sum of the Outstanding Balances of all Eligible Loan Assets that are the obligations of the three (3) largest Obligors and (b) 20% of the Facility Amount.

"Minimum Utilization" means (a) on any day during the Ramp-Up Period, 0% of the Facility Amount, (b) on any day following the Ramp-Up Period and prior to the twelve (12) month anniversary of the Closing Date, 35% of the Facility Amount and (c) on any day on and after the twelve (12) month anniversary of the Closing Date and prior to the end of the Revolving Period, 65% of the Facility Amount and (c) at all other times, the Advances Outstanding.

"Moody's" means Moody's Investors Service, Inc. (or its successors in interest). "Morgan Stanley" means Morgan Stanley Bank, N.A., and its successors and assigns. "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of

ERISA to which the applicable Person or any ERISA Affiliate of that Person contributed or had any obligation to contribute, or with respect to which such Person or ERISA Affiliate has any liability (whether actual or contingent).

"Net Asset Value" means, as of any date of determination, computed in accordance with GAAP, (a) the market value of investments and other assets of the Transferor (calculated on a consolidated basis together with its Subsidiaries), minus (b) the aggregate sum of all liabilities (including accrued expenses) of the Transferor (calculated on a consolidated basis together with its Subsidiaries).

"Non-Approval Event" means an event that (a) will be deemed to have occurred if, during the twelve (12) month period immediately following the Closing Date, the quotient of (i) the number of Loan Assets submitted by the Borrower to the Administrative Agent for inclusion as Eligible Loan Assets that the Administrative Agent has not approved pursuant to paragraph 1(b) of Schedule II (provided that (x) such Loan Asset would be an Eligible Loan Asset but for the Administrative Agent's non-approval of such Loan Asset and (y) at least ten such Loan Assets have been submitted for review during such six-month period) divided by (ii) the total number of Eligible Loan Assets submitted by the Borrower during such six-month period to the

Administrative Agent for inclusion as Eligible Loan Assets, is 50% or greater and (b) will be continuing until the conditions set forth in clause (a) of this definition are no longer true. For the avoidance of doubt, the denominator shall include Specified Loan Assets and Eligible Loan Assets approved in writing by the Administrative Agent in its sole discretion.

"Non-Consenting Lender" has the meaning assigned to that term in Section 2.19(d). "Noteless Loan" means a Loan Asset with respect to which the Underlying Instruments

(a) do not require the Obligor to execute and deliver a promissory note to evidence the Indebtedness created under such Loan Asset or (b) require any holder of the Indebtedness created under such Loan Asset to affirmatively request a promissory note from the related Obligor (and none has been requested with respect to such Loan Asset held by the Borrower).

"Notice of Borrowing" means an irrevocable written notice of borrowing from the Borrower to the Administrative Agent in the form attached hereto as Exhibit D.

"Notice of Exclusive Control" has the meaning given to such term in the Control Agreement.

"Notice of Reduction" means a notice of a reduction of the Advances Outstanding pursuant to Section 2.16, in the form attached hereto as Exhibit E.

"Obligations" means all present and future indebtedness and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Borrower to the Lenders, the Administrative Agent, the Account Bank, the Secured Parties, the Collateral Agent or the Collateral Custodian arising under this Agreement and/or any other Transaction Document and shall include, all liability for Yield and principal of the Advances Outstanding and all other sums due to the Lenders from time to time in respect of the I/O Notional Loans, Breakage Fees, indemnifications and other amounts due or to become due by the Borrower to the Lenders, the Administrative Agent, the Collateral Agent, the Collateral Custodian, the Secured Parties and the Account Bank under this Agreement and/or any other Transaction Document, including, any Lender Fee Letter, any Prepayment Premium and costs and expenses payable by the Borrower to the Lenders, the Administrative Agent, the Account Bank, the Collateral Agent or the Collateral Custodian, including attorneys' fees, costs and expenses, in accordance with the terms hereof, including interest, fees and other obligations that accrue after the commencement of an insolvency proceeding (in each case whether or not allowed as a claim in such insolvency proceeding).

"Obligor" means, with respect to a Loan Asset, the Person who is obligated to repay such Loan Asset (including, if applicable, a guarantor thereof), and whose assets are primarily relied upon by the Borrower at the time such Loan Asset was originated or purchased by the Borrower as the source of repayment of such Loan Asset.

"Obligor Information" means, with respect to any Obligor, (a) the legal name and tax identification number of such Obligor, (b) the jurisdiction in which such Obligor is domiciled, organized or incorporated, (c) either the audited financial statements for such Obligor for the three prior fiscal years (or such shorter period of time that the Obligor has been in existence) or a quality of earnings report with respect to such Obligor, (d) the Servicer's internal credit memorandum with respect to the Obligor and the related Loan Asset, including explanation of any EBITDA adjustments and detailed projections of free cash flow through maturity, (e) any lender presentations and confidential information memorandum received by the Servicer, (f) the annual report for the most recent fiscal year of such Obligor, (g) a company forecast for such Obligor including plans related to capital expenditures, (h) the financials for the most recent fiscal quarter, (i) the business model, company strategy and names of known peers of such Obligor, (j) the shareholding pattern and details of the management team of such Obligor, (k) details of any banking facilities and the debt maturity schedule of such Obligor, (l) for any Obligor of an Asset Based Loan, the monthly borrowing base reports, the most recent Appraised Value and any other information the Administrative Agent may reasonably request and (m) Underlying Instruments, unless in each case the Administrative Agent has agreed in writing to exclude any such information or documentation as Obligor Information for such Obligor (for the avoidance of doubt, such agreement to so exclude may be included in the related Approval Notice).

"OFAC" means the U.S. Department of Treasury's Office of Foreign Assets Control. "Officer's Certificate" means a certificate signed by a Responsible Officer of any Person. "Opinion of Counsel" means a customary written opinion of counsel, which opinion and counsel are acceptable to the Administrative Agent in its sole discretion; provided that Milbank LLP shall be considered acceptable counsel for purposes of this definition.

"Origination Date" means, with respect to the determination of "Specified Loan Asset," the date on which the Underlying Instruments were entered into.

"Other Connection Taxes" has the meaning set forth in the definition of Excluded Taxes.

"Other Taxes" means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document.

"Outstanding Balance" means, as of any date of determination, (a) if a Loan Asset is denominated and payable in Dollars, the outstanding principal balance of such Loan Asset as of such date, and (b) if a Loan Asset is denominated and payable in an Eligible Currency other than Dollars, the equivalent in Dollars of the outstanding principal balance of such Loan Asset as of such date, determined by the Servicer using the Spot Rate (or, for purposes of daily reporting by the Collateral Agent, the Spot Rate as determined pursuant to clause (y) of the definition thereof), in each case exclusive of any PIK Interest or accrued interest on such Loan Asset as of such date; provided that, for purposes of calculating the "Outstanding Balance" of any PIK Loan Asset, principal payments received on such Loan Asset shall first be applied to reducing or eliminating any outstanding PIK Interest or accrued interest.

"Owned Asset" means a Loan Asset that the Administrative Agent or any of its Affiliates owns for its own account.

"Pari Passu Provisions" means, in relation to any amount payable pursuant to

Section 2.04:

(a)
(i) in the case of any item (or items) ranking pari passu denominated in Dollars, the Borrower shall use an amount of Dollars from the Available Collections to make payments in Dollars to meet such item or items, (ii) in the case of any item (or items) ranking pari passu denominated in AUD, the Borrower shall use an amount of AUD from the Available Collections to make payments in AUD to meet such item or items, (iii) in the case of any item (or items) ranking pari passu denominated in Euro, the Borrower shall use an amount of Euro from the Available Collections to make payments in Euro to meet such item or items, (iv) in the case of any item (or items) ranking pari passu denominated in GBP, the Borrower shall use an amount of GBP from the Available Collections to make payments in GBP to meet such item or items and

(v) in the case of any item (or items) ranking pari passu denominated in CAD, the Borrower shall use an amount of CAD from the Available Collections to make payments in CAD to meet such item or items;

(b)
(i) if there is an insufficient aggregate amount comprised in the Available Collections to meet any such item (or items) ranking pari passu denominated in Dollars, the Borrower shall exchange a sufficient amount denominated in an Eligible Currency other than Dollars from the Available Collections, if such is available after application of any amounts in such Eligible Currency in respect of any items ranking pari passu subject to and in accordance with Section 2.04, into Dollars at the Spot Rate to meet such item or items, or (ii) if there is an insufficient aggregate amount comprised in the Available Collections to meet any such item (or items) ranking pari passu denominated in an Eligible Currency other than Dollars, the Borrower shall exchange a sufficient amount denominated in Dollars from the Available Collections, if such is available after application of any Dollar amounts in respect of any items ranking pari passu subject to and in accordance with Section 2.04, into such Eligible Currency at the Spot Rate to meet such item or items, or (iii) if there is an insufficient aggregate amount comprised in the Available Collections to meet any such item (or items) ranking pari passu denominated in an Eligible Currency other than Dollars, the Borrower shall exchange a sufficient amount denominated in any other Eligible Currency other than such Eligible Currency and Dollars from the Available Collections, if such is available after application of any amounts in the other Eligible Currency in respect of any items ranking pari passu subject to and in accordance with Section 2.04, into such Eligible Currency at the Spot Rate to meet such item or items, in the case of (i), (ii) and (iii), subject to such exchange being sufficient to pay any remaining item (or items) ranking pari passu denominated in (in the case of (i)) Dollars or (in the case of (ii) or (iii)) an Eligible Currency other than Dollars, and provided that where such amounts are insufficient, all payments for such item (or items) ranking pari passu shall be made in accordance with clause
(c)
below; and
(c)
if there is an insufficient aggregate amount in the Available Collections to meet all items ranking pari passu in full, then the relevant shortfall shall be borne proportionately between such items, and in such circumstances, the Available Collections (determined in Dollars, with amounts in an Eligible Currency other than Dollars converted into Dollars by the Servicer at the Spot Rate) to be applied in respect of such items ranking pari passu shall be applied in respect of such items, pro rata (based on the percentage of the aggregate amount payable in respect of all such items represented by each such item, in each case, determined in

Dollars, with amounts in an Eligible Currency other than Dollars converted into Dollars by the Servicer at the Spot Rate).

"Participant Register" has the meaning assigned to such term in Section 12.04(e). "Patriot Act" means the Uniting and Strengthening America by Providing Appropriate

Tools Required to Intercept and Obstruct Terrorism Act of 2001, P.L. 107-56 (signed into law October 26, 2001).

"Payment" has the meaning assigned to such term in Section 12.21(a).

"Payment Account" means a securities account entitled "Payment Account," in the name of the Borrower subject to the lien and control of the Collateral Agent for the benefit of the Secured Parties; provided that the funds deposited therein from time to time shall constitute the property and assets of the Borrower and the Borrower shall be solely liable for any Taxes payable with respect to the Payment Account. On the Business Day prior to each Payment Date, funds to be distributed on such Payment Date will be transferred from the Collection Account to the Payment Account; provided, that funds to be distributed on a Payment Date in an Eligible Currency other than Dollars may be distributed from the related Eligible Currency Account in lieu of being remitted to the Payment Account.

"Payment Date" means the 25th calendar day of each January, April, July and October, unless such day is not a Business Day, in which case the following Business Day, commencing in January, 2024; provided that the final Payment Date shall occur on the Collection Date; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower requests to designate any other date as a "Payment Date," then the Administrative Agent may, in its sole discretion and with five Business Days' notice to the Collateral Agent, designate such other date as a "Payment Date" subject to any terms, conditions, provisions and limitations as determined by the Administrative Agent in its sole discretion with respect to each such additional Payment Date (including, any conforming changes that the Administrative Agent deems advisable or required to administer such additional Payment Date or the immediately subsequent scheduled Payment Date (e.g., changes to the calculation of "Determination Date" and "Remittance Period" in respect of such dates)).

"Payment Notice" has the meaning assigned to such term in Section 12.21(b).

"PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

"Pension Plan" means an "employee pension benefit plan" as such term is defined in Section 3(2) of ERISA, other than a Multiemployer Plan, that is subject to Title IV of ERISA or Section 412 of the Code and is sponsored or maintained by the Borrower or any ERISA Affiliate of the Borrower or to which the Borrower or any ERISA Affiliate of the Borrower contributes or has an obligation to contribute, or has any liability (whether actual or contingent).

"Permitted Investments" means, as of any date of determination:

(a)
direct interest bearing obligations of, and interest bearing obligations guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality of the United States, the obligations of which are backed by the full faith and credit of the United States;
(b)
demand or time deposits in, bank deposit products, certificates of deposit of, demand notes of, or bankers' acceptances issued by any depository institution or trust company organized under the laws of the United States or any State thereof (including any federal or state branch or agency of a foreign depository institution or trust company) and subject to supervision and examination by federal and/or state banking authorities (including, if applicable, the Collateral Agent, the Collateral Custodian or the Administrative Agent or any agent thereof acting in its commercial capacity); provided that the short-term unsecured debt obligations of such depository institution or trust company at the time of such investment are rated at least "A-1" by S&P and "P-1" by Moody's;
(c)
commercial paper that (i) is payable in Dollars and (ii) is rated at least "A-1" by S&P and "P-1" by Moody's; and
(d)
units of money market funds rated in the highest credit rating category by any nationally recognized statistical rating organization, including S&P and Moody's.

No Permitted Investment shall have an "f," "r," "p," "pi," "q," "sf" or "t" subscript affixed to its S&P rating. Any such investment may be made or acquired from or through the Collateral Agent or the Administrative Agent or any of their respective Affiliates, or any entity for whom the Collateral Agent, the Administrative Agent, the Account Bank, the Collateral Custodian or any of their respective Affiliates provides services and receives compensation (so long as such investment otherwise meets the applicable requirements of the foregoing definition of Permitted Investment at the time of acquisition). The Collateral Agent and Collateral Custodian shall have no obligation to determine or oversee compliance with the foregoing.

"Permitted Liens" means any of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for Taxes if such Taxes shall not at the time be due and payable or if a Person shall currently be contesting the validity thereof in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of such Person, (b) Liens imposed by law, such as materialmen's, warehousemen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens, arising by operation of law in the ordinary course of business for sums that are not overdue or are being contested in good faith and (c) Liens granted pursuant to or by the Transaction Documents.

"Permitted RIC Distribution" means distributions on any Payment Date to the Transferor (from the Collection Account or otherwise) to the extent required to allow the Transferor to make sufficient distributions to qualify as a regulated investment company and to otherwise eliminate federal or state income or excise taxes payable by the Transferor in or with respect to any taxable year of the Transferor (or any calendar year, as relevant); provided that (A) the amount of any such payments made in or with respect to any such taxable year (or calendar year, as relevant) of the Transferor shall not exceed 115% of the amounts that the Borrower would have been required to distribute to the Transferor to: (i) allow the Borrower to satisfy the minimum distribution requirements that would be imposed by Section 852(a) of the Code (or any successor thereto) to maintain its eligibility to be taxed as a regulated investment company for any such taxable year, (ii) reduce to zero for any such taxable year the Borrower's liability for federal income taxes imposed on (x) its investment company taxable income pursuant to Section 852(b)(1) of the Code (or any successor thereto) or (y) its net capital gain pursuant to Section 852(b)(3) of the Code (or any successor thereto), and (iii) reduce to zero the Borrower's liability for federal excise taxes for any such calendar year imposed pursuant to Section 4982 of the Code (or any successor thereto), in the case of each of (i), (ii) or (iii), calculated assuming that the Borrower had qualified to be taxed as a "regulated investment company" under Subchapter M of the Code, (B) after the occurrence and during the continuance of an Unmatured Event of Default or an Event of Default, all such distributions shall be prohibited, and (C) amounts may be distributed pursuant to this definition only to the extent of available Interest Collections and Principal Collections and only so long as (x) the Borrowing Base Test (Aggregate) is satisfied immediately prior to and immediately after giving effect to such Permitted RIC Distribution (unless otherwise consented to by the Administrative Agent in its sole discretion) and (y) the Borrower gives at least two (2) Business Days' prior written notice thereof to the Administrative Agent, the Collateral Agent and the Collateral Custodian.

"Permitted Working Capital Lien" means, with respect to any Loan Asset, a Lien on the applicable Related Collateral (a) that is first priority under Applicable Law, (b) on specified accounts, documents, instruments, chattel paper, letter-of-credit rights, supporting obligations, deposit and investment accounts and (c) that is set forth on the related Approval Notice or otherwise approved by the Administrative Agent in writing in its sole discretion.

"Person" means an individual, partnership, corporation (including a statutory or business trust), limited liability company, joint stock company, trust, unincorporated association, sole proprietorship, joint venture, government (or any agency or political subdivision thereof) or other entity.

"PIK Interest" means interest accrued on a Loan Asset that is added to the principal amount of such Loan Asset instead of being paid as cash interest as it accrues.

"PIK Loan Asset" means a Loan Asset which provides for a portion of the interest that accrues thereon to be added to the principal amount of such Loan Asset for some period of time prior to such Loan Asset requiring the current cash payment of such previously capitalized interest, which cash payment shall be treated as an Interest Collection at the time it is received.

"Pledge Agreement" means that certain Pledge Agreement, dated as of the Closing Date, between the Transferor, as pledgor, and the Collateral Agent, as pledgee, as such Pledge Agreement may from time to time be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof.

"Pre-Approved Independent Manager Provider" means (a) Global Securitization Services, LLC, CT Corporation, Corporation Service Company, National Registered Agents, Inc., Wilmington Trust Company, Stewart Management Company, Lord Securities Company, Puglisi

& Associates or WalkersFS or (b) any other services provider approved in writing by the Administrative Agent and the Borrower.

"Prepayment Premium" means, in the event that this Agreement is terminated or the Facility Amount is permanently reduced, in each case, pursuant to Section 2.16(b) but subject to Section 2.16(d), (a) prior to the one (1) year anniversary of the Closing Date, an amount equal to 2.0% or (b) on or after the one (1) year anniversary of the Closing Date, but prior to the two (2) year anniversary of the Closing Date, an amount equal to 1.0%, in each case, of either (x) the Facility Amount, in the case of such termination, or (y) the amount of such reduction, in the case of such permanent reduction of the Facility Amount and, in each case, such amounts shall be payable pro rata to each Lender at the time of such termination or such reduction, as applicable; provided that the Prepayment Premium shall be calculated without giving effect to the provisos in the definition of "Facility Amount."

"Principal Collection Subaccount" means a sub-account of the Collection Account entitled "Principal Collection Subaccount," into which Principal Collections shall be segregated.

"Principal Collections" means with respect to any date of determination, all amounts received by the Borrower during the related Remittance Period that do not constitute Interest Collections and any other amounts that have been designated as Principal Collections pursuant to the terms of this Agreement; provided that Excluded Amounts shall not constitute Principal Collections.

"Private Credit Loan Asset" means any Eligible Loan Asset (other than a Liquid Credit Loan Asset).

"Pro Rata Share" means, with respect to each Lender, the percentage obtained by dividing the Commitment of such Lender (or, following the termination thereof, the outstanding principal amount of all Advances of such Lender), by the aggregate Commitments of all the Lenders (or, following the termination thereof, the aggregate Advances Outstanding).

"Proceeds" means, with respect to any property included in the Collateral, all property that is receivable or received when such property is collected, sold, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to such Collateral including any insurance relating thereto.

"Purchase and Sale Agreement" means that certain Purchase and Sale Agreement, dated as of the Closing Date, between the Transferor, as the seller, and the Borrower, as the purchaser, as amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof.

"Purchase Price" means, with respect to any Loan Asset, an amount (expressed as a percentage of par) equal to the greater of (a) zero and (b) the actual price paid in the applicable Eligible Currency by the Borrower for such Loan Asset; provided that if the actual price paid by the Borrower for such Loan Asset exceeds 100% of par, the Purchase Price shall be deemed to be 100% of par.

"Qualified FE Affiliate" means any Affiliate (which shall include without limitation the Investment Adviser, any Affiliate of the Investment Adviser and any fund or account managed by the Investment Adviser or its Affiliate) of the Servicer (a) that has the ability and experience to professionally and competently perform duties similar to those imposed upon the Servicer under this Agreement, (b) that is legally qualified and has the capacity and applicable licenses or other regulatory qualifications to act as Servicer under this Agreement, (c) for which the principal personnel who would perform its duties hereunder as the Servicer are substantially the same individuals who perform such duties immediately prior to such assignment, (d) for which the Administrative Agent has received all "know your customer" documentation and information and any other reasonable due diligence materials reasonably and timely requested by the Administrative Agent and (e) that shall assume the obligations of the Servicer.

"Qualified Lender" means a Person that was not formed for the specific purpose of becoming a Lender or beneficial owner of an Advance and that is "qualified purchaser" within the meaning of Section 3(c)(7) of the 1940 Act.

"Ramp-Up Period" means the period beginning on the Closing Date and ending on the nine (9) month anniversary thereof.

"Recipient" means the Administrative Agent and any Lender, as applicable.
"Recipient Lender" has the meaning assigned to such term in Section 12.21(a).

"Records" means all documents relating to the Loan Assets, including books, records and other information executed in connection with the origination or acquisition of the Loan Assets or maintained with respect to the Loan Assets and the related Obligors that the Borrower, the Transferor or the Servicer have generated, in which the Borrower has acquired an interest pursuant to the Purchase and Sale Agreement or in which the Borrower or the Transferor have otherwise obtained an interest.

"Recoveries" means, with respect to any Defaulted Loan, the proceeds from the sale of the Related Collateral, the proceeds of any related Insurance Policy, any other recoveries with respect to such Loan Asset (without duplication) or the Related Collateral, and amounts representing late fees and penalties, net of any amounts received that are required under such Loan Asset, as applicable, to be refunded to the related Obligor.

"Recurring Revenue" means, with respect to any Eligible Loan Assets that are Recurring Revenue Loans, the definition of annualized recurring revenue used in the Underlying Instruments for each such Eligible Loan Asset, or any comparable term for "Revenue", "Recurring Revenue" or "Adjusted Revenue" in the Underlying Instruments for each such Eligible Loan Asset (provided that if such Underlying Instruments include terms for "Revenue", "Recurring Revenue" and/or "Adjusted Revenue", reference herein to "Recurring Revenue" shall refer to "Adjusted Revenue" under such Underlying Instruments) or if there is no such term in the Underlying Instruments, all recurring maintenance, service, support, hosting, subscription and other revenues identified by the Servicer (including, without limitation, software as a service subscription revenue), of the related Obligor and any of its parents or Subsidiaries that are obligated with respect to such Eligible Loan Asset pursuant to its Underlying Instruments (determined on a consolidated basis without duplication in accordance with GAAP).

"Recurring Revenue Loan" means any Loan Asset that satisfies all of the requirements set forth in the definition of "First Lien Loan" (other than clause (e) in the definition of "First Lien Loan") except that it is underwritten based on the Recurring Revenue of the Obligor, as determined by the Administrative Agent in its sole discretion after consultation with the Servicer and designated as such in the related Approval Notice.

"Redemption Amount" means, on any date of determination, the sum of (a) the aggregate amount paid or distributed by the Transferor to purchase its equity interests in connection with tender offers since the formation of the Transferor, and (b) the aggregate amount of equity interests of the Transferor redeemed, bought back or purchased directly or indirectly by the Transferor or with respect to which the holders thereof have withdrawn from the Transferor since the formation of the Transferor.

"Reference Time" with respect to any setting of the then-current Benchmark means (1) if such Benchmark is Term SOFR, the time set forth in the definition of Term SOFR, and (2) if such Benchmark is not Term SOFR, the time determined by the Administrative Agent in accordance with the Benchmark Replacement Conforming Changes.

"Register" has the meaning assigned to that term in Section 2.13.

"Registered" means a debt obligation that is in registered form for purposes of the Code. "Related Asset" means, with respect to each Loan Asset, all right, title and interest of the Borrower in and to:

(a)
any amounts on deposit in any deposit accounts, cash reserve, collection, custody or lockbox accounts securing the Loan Assets;
(b)
all rights with respect to the Loan Assets to which the Transferor and/or the Borrower, as applicable, is entitled as lender under the applicable Underlying Instruments;
(c)
the Controlled Accounts, together with all cash and investments in each of the foregoing other than amounts earned on investments therein;
(d)
any Related Collateral securing a Loan Asset and all Recoveries related thereto, all payments paid in respect thereof and all monies due or to become due and paid in respect thereof after the applicable Cut-Off Date and all liquidation proceeds;
(e)
all Required Loan Documents, the Loan Files related to any Loan Asset, any Records, and the documents, agreements, and instruments included in the Loan Files or Records;
(f)
all Insurance Policies with respect to any Loan Asset;

(g)
all Liens, guaranties, indemnities, warranties, letters of credit, accounts, bank accounts and property subject thereto from time to time purporting to secure or support payment of any Loan Asset, together with all UCC financing statements, mortgages or similar filings signed or authorized by an Obligor relating thereto;
(h)
all records (including computer records) with respect to the foregoing; and
(i)
all collections, income, payments, proceeds and other benefits of each of the foregoing.

"Related Collateral" means, with respect to a Loan Asset, any property or other assets designated and pledged or mortgaged as collateral to secure repayment of such Loan Asset, as applicable, including, mortgaged property and/or a pledge of the stock, membership or other ownership interests in the related Obligor and all Proceeds from any sale or other disposition of such property or other assets.

"Release Date" has the meaning set forth in Section 2.07(b).

"Relevant Governmental Body" means, as applicable, (i) the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor or (ii) the Bank of Canada, or a committee officially endorsed or convened by the Bank of Canada, or any successor thereto.

"Remittance Period" means, (a) as to the initial Payment Date, the period beginning on, and including, the Closing Date and ending on, and including, the Determination Date immediately preceding such Payment Date and (b) as to any subsequent Payment Date, the period beginning, and including, on the first day after the most recently ended Remittance Period and ending on, and including, the Determination Date immediately preceding such Payment Date, or, with respect to the final Remittance Period, the Collection Date.

"Replacement Servicer" has the meaning assigned to that term in Section 6.01(c).

"Reporting Date" means the 24th day of such calendar month, commencing in November, 2023; provided that, in each case, if such day is not a Business Day then the Reporting Date shall occur on the following Business Day.

"Required Lenders" means (a) Morgan Stanley (as a Lender hereunder) and its successors and assigns and (b) the other Lenders, if any, representing, together with Morgan Stanley, an aggregate of at least 51% of the aggregate Commitments of the Lenders then in effect.

"Required Loan Documents" means, for each Loan Asset, the following documents or instruments, all as specified on the related Loan Asset Checklist:

(a)
(i) the original executed promissory note or, in the case of a lost note, a copy of the executed underlying promissory note accompanied by an original executed affidavit and indemnity endorsed by the Borrower in blank (and an unbroken chain of endorsements from each prior holder of such promissory note to the Borrower), or (ii) if such promissory note is not issued in the name of the Borrower or is a Noteless Loan (other than in the case of any Loan Asset originated by the Borrower), an executed copy of each assignment and assumption agreement, transfer document, credit agreement or such other instrument (if and as applicable) relating to such Loan Asset evidencing the assignment of such Loan Asset from any prior third party owner thereof to the Borrower and from the Borrower in blank;

(b)
copies of the executed (i) guaranty (if any), (ii) Underlying Instrument, (iii) if applicable, acquisition agreement (or similar agreement) and (iv) security agreement or other agreement that secures the obligations represented by such Loan Asset, in each case as set forth on the Loan Asset Checklist; and
(c)
with respect to any Loan Asset originated by the Transferor and with respect to which the Transferor acts as administrative agent (or in a comparable capacity), either (i) copies of the UCC-1 financing statements, if any, and any related continuation statements, each showing the Obligor, as debtor, and the Transferor or other applicable agent, as secured party, and each with evidence of filing thereon, or (ii) copies of any such financing statements certified by the Servicer to be true and complete copies thereof in instances where the original financing statements have been sent to the appropriate public filing office for filing, in each case, as set forth in the Loan Asset Checklist.

"Resolution Authority" means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

"Responsible Officer" means, with respect to any Person, any duly authorized officer of such Person with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other duly authorized officer of such Person to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

"Restricted Junior Payment" means (a) any dividend or other distribution, direct or indirect, on account of any class of membership interests of the Borrower now or hereafter outstanding, except a dividend paid solely in interests of that class of membership interests or in any junior class of membership interests of the Borrower; (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any class of membership interests of the Borrower now or hereafter outstanding, (c) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire membership interests of the Borrower now or hereafter outstanding, and (d) any payment of management fees by the Borrower. For the avoidance of doubt, (x) payments and reimbursements due to the Servicer in accordance with this Agreement or any other Transaction Document do not constitute Restricted Junior Payments, (y) distributions by the Borrower to holders of its membership interests of Loan Assets or of cash or other proceeds relating thereto which have been substituted by the Borrower in accordance with this Agreement, or otherwise transferred to the Transferor pursuant to the last sentence of Section 2.07(d), shall not constitute Restricted Junior Payments and (z) the payment of the purchase price for any Loan Asset transferred by the Transferor to the Borrower shall not constitute Restricted Junior Payments.

"Retained Interest" means, with respect to any Loan Asset that is transferred to the Borrower, (a) all of the obligations, if any, of the agent(s) under the documentation evidencing such Loan Asset and (b) the applicable portion of the interests, rights and obligations under the documentation evidencing such Loan Asset that relate to such portion(s) of the indebtedness and interest in other obligations that are owned by another lender.

"Revenue" means, with respect to any Eligible Loan Assets that are Recurring Revenue Loans, the definition of annualized recurring revenue used in the Underlying Instruments for each such Eligible Loan Asset, or any comparable term for "Revenue" or "Adjusted Revenue" in the Underlying Instruments for each such Eligible Loan Asset (provided that if such Underlying Instruments include terms for "Revenue" and/or "Adjusted Revenue", reference herein to "Revenue" shall refer to "Adjusted Revenue" under such Underlying Instruments); provided that if there is no such term in the Underlying Instruments, revenue for the related Obligor and any of its parents or Subsidiaries that are obligated with respect to such Eligible Loan Asset pursuant to its Underlying Instruments (determined on a consolidated basis without duplication in accordance with GAAP) for the most recent four fiscal quarter period for which financial statements have been delivered.

"Review Criteria" has the meaning assigned to that term in Section 11.02(b)(i). "Revolving Loan" means a loan that is a line of credit or contains an unfunded commitment arising from an extension of credit to an Obligor, pursuant to the terms of which amounts borrowed may be repaid and subsequently reborrowed; provided that any such Loan Asset will no longer be a Revolving Loan once all commitments by the Borrower to make advances to the related Obligor expire, are terminated or irrevocably reduced to zero.

"Revolving Period" means the period commencing on the Closing Date and ending on the day preceding the earlier to occur of (a) the Commitment Termination Date and (b) the Facility Maturity Date.

"S&P" means S&P Global Ratings, an S&P global business (and any successor or successors thereto).

"Same Day Pricing" means same day bid side pricing from Loan Pricing Corp. or IHS Markit Ltd. (or such other pricing service approved by the Administrative Agent in its sole discretion).

"Sanctioned Country" means any country or territory that is the subject of comprehensive Sanctions (currently, Crimea, Cuba, Iran, North Korea, Syria, and the so-called Donetsk People's Republic and the so-called Luhansk People's Republic).

"Sanctions" means any economic or financial sanctions administered or enforced by the United States government (including OFAC and the U.S. Department of State), the European Union, His Majesty's Treasury (United Kingdom) or the United Nations Security Council.

"Scheduled Payment" means each scheduled payment of principal and/or interest required to be made by an Obligor on the related Loan Asset, as adjusted pursuant to the terms of the related Underlying Instruments.

"Second Lien Loan" means any Loan Asset (a) that is secured by a valid and perfected Lien on substantially all of the Obligor's assets constituting Related Collateral for such Loan Asset, subject only to the prior Lien provided to secure the obligations under a "first lien" loan pursuant to typical commercial terms, and any other expressly permitted Liens under the Underlying Instrument for such Loan Asset, including any "permitted liens" as defined in such Underlying Instrument, or such comparable definition if "permitted liens" is not defined therein,

(b) that provides that the payment obligation of the Obligor on such Loan Asset is "senior debt" and, except for the express lien priority provisions under the documentation of the "first lien" lenders, is either senior to, or pari passu with, all other Indebtedness of such Obligor, and (c) that the Servicer determines in accordance with the Servicing Standard that the value of the Related Collateral (or the enterprise value of the related Obligors) on or about the time of origination equals or exceeds the Outstanding Balance of the Loan Asset plus the aggregate outstanding balances of all other Indebtedness of equal or greater seniority secured by the same Related Collateral (including, without limitation, the outstanding principal balance of the "first lien" loan). For clarity, Asset Based Loans shall not be considered to be Second Lien Loans for any purpose hereunder.

"Secured Obligations" has the meaning assigned to that term in Section 2.12(a).

"Secured Party" means each of the Administrative Agent, each Lender, each Affected

Party, each Indemnified Party, the Collateral Custodian, the Collateral Agent and the Account Bank.

"Senior Leverage Ratio" means, with respect to any Loan Asset or any portion of any Loan Asset (other than an Asset Based Loan or a Recurring Revenue Loan), as applicable, for any period, the meaning of "Senior Leverage Ratio" or any comparable definition relating to first lien senior secured (or such applicable lien or applicable level within the capital structure) indebtedness in the Underlying Instruments for each such Loan Asset, and in any case that "Senior Leverage Ratio" or such comparable definition is not defined in such Underlying Instruments, the ratio of (a) first lien senior secured (or such applicable lien or applicable level within the capital structure) Indebtedness (including FLLO Loans) less Unrestricted Cash, in each case, as of the applicable test date, to (b) EBITDA, for the period of four (4) consecutive fiscal quarters most recently ended on or prior to such date, or if the Obligor of such Loan Asset was organized or formed within the previous year, another applicable test period as determined by the Administrative Agent in its reasonable discretion, as calculated by the Servicer in accordance with the Servicing Standard using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor as per the requirements of the related Underlying Instruments.

"Senior Secured Bond" means a debt security (that is not a loan) that is (a) issued by a corporation, limited liability company, partnership or trust, (b) constitutes borrowed money, (c) is in the form of, or represented by, a bond, note, certificated debt security or other debt security,

(d) that the Servicer determines in accordance with the Servicing Standard that the value of the

Related Collateral securing the debt security (or the enterprise value of the related Obligors) on or about the time of issuance equals or exceeds the Outstanding Balance thereof plus the aggregate outstanding balances of all other Indebtedness of equal seniority secured by the same Related Collateral, and (e) is secured by a valid first priority perfected security interest or lien in, to or on specified collateral securing the obligor's obligations under such obligation.

"Servicer" means, as of any date of determination, the Person then authorized, pursuant to Section 6.01 to service, administer, and collect on the Loan Assets and exercise rights and remedies in respect of the same.

"Servicer Default" means the occurrence of any one or more of the following events:

(a)
any failure by the Servicer to make any payment, transfer or deposit into the

Collection Account (including with respect to bifurcation and remittance of Interest Collections and Principal Collections) or the Unfunded Exposure Account, as required by any Transaction Documents, which continues unremedied for a period of two (2) Business Days (or three (3) Business Days if such failure is due to an administrative or technical issue that is beyond the Servicer's reasonable control);

(b)
(i) the Servicer shall fail to pay any principal of, or premium or interest on, any Indebtedness in excess individually or in the aggregate of $5,000,000 when the same becomes due and payable (after giving effect to any related grace period); (ii) any other default by the Servicer under any agreement, contract, document or instrument relating to any such Indebtedness or any other event shall occur and shall continue after the applicable grace period, if the effect of such default or event is to accelerate the maturity of such Indebtedness; or (iii) any such Indebtedness is in fact declared to be due and payable or required to be prepaid, redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof;
(c)
any failure by the Servicer to deliver any required Servicing Report on or before the date such report is required to be made or given under the terms of this Agreement and such failure shall continue unremedied for three (3) Business Days;
(d)
any Change of Control with respect to the Servicer, any merger of the Servicer into another Person (where the Servicer is not a surviving entity) or, without the prior written consent of the Administrative Agent in its sole discretion, any assignment of the Servicer's role to a Person that is not a Qualified FE Affiliate, in each case, shall occur;
(e)
any assignment of the rights or obligations as "Servicer" hereunder to any Person that is not a Qualified FE Affiliate without the prior written consent of the Administrative Agent, which consent may be withheld by the Administrative Agent in its sole and absolute discretion;
(f)
any representation, warranty or certification made by the Servicer (in each case, solely in its capacity as Servicer) in any Transaction Document or in any certificate delivered pursuant to any Transaction Document shall prove to have been incorrect when made, which incorrect representation, warranty or certification has a material and adverse effect on the validity, enforceability or collectability of this Agreement or any other Transaction Document or any of the Administrative Agent's or the Lenders' rights hereunder or under any Transaction Documents and, in each case, the same continues unremedied (if such failure can be remedied) for a period of thirty (30) days after the earlier to occur of (x) the date on which written notice thereof is given to the Servicer or (y) the date on which a Responsible Officer of the Servicer acquires knowledge thereof; it being agreed that the sale of any Loan Asset that is not an Eligible Loan Asset in accordance with the terms of Section 2.07 shall remedy the failure of any representation, warranty or certification related to such Loan Asset;

(g)
except as otherwise provided in this definition of "Servicer Default," any failure on the part of the Servicer (in each case, solely in its capacity as Servicer) duly to (i) observe or perform in any material respect (or, in the case of any covenant that is already qualified by materiality, subject to the materiality standard set forth therein) any other covenants or agreements of the Servicer set forth in this Agreement or the other Transaction Documents to which the Servicer is a party (including any delegation of the Servicer's duties that is not permitted by Section 6.01 of this Agreement) or (ii) comply with the Servicing Standard in any material respect regarding the servicing of the Collateral, and, in each case, the same continues unremedied for a period of thirty (30) days (if such failure can be remedied) after the earlier to occur of (x) the date on which written notice of such failure is given to the Servicer or (y) the date on which a Responsible Officer of the Servicer acquires knowledge thereof; it being agreed that the sale of any Loan Asset that is not an Eligible Loan Asset in accordance with the terms of Section 2.07 shall remedy the failure of any covenant related to such Loan Asset being an Eligible Loan Asset;
(h)
a Bankruptcy Event shall occur with respect to the Servicer;
(i)
(i) the rendering of one or more final judgments, decrees or orders by a court or arbitrator of competent jurisdiction for the payment of money in excess individually or in the aggregate of $5,000,000 against the Servicer (determined net of amounts covered by insurance policies issued by creditworthy insurance companies or by third party indemnities or a combination thereof), and the Servicer shall not have, within sixty (60) days, either (a) discharged or provided for the discharge of any such judgment, decree or order in accordance with its terms or (b) perfected a timely appeal of such judgment, decree or order and caused the execution of same to be stayed during the pendency of the appeal; or (ii) any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Servicer to enforce any such judgment; or
(j)
an Event of Default shall occur and be continuing.

"Servicer ERISA Event" means (a) with respect to a Pension Plan, any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty (30) day notice period has been waived; (b) a withdrawal by the Servicer or any of its ERISA Affiliates from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as a termination under Section 4062(e) of ERISA; (c) the failure to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA), whether or not waived, with respect to a Pension Plan; (d) the failure to make any required contribution to a Multiemployer Plan; (e) the incurrence by the Servicer or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to a complete or partial withdrawal by the Servicer or any of its ERISA Affiliates from a Multiemployer Plan, written notification of the Servicer or any of its ERISA Affiliates concerning the imposition of any withdrawal liability, as such term is defined in Part I of Subtitle E of Title IV of ERISA, as a result of a complete or partial withdrawal from a Multiemployer Plan or written notification that a Multiemployer Plan is insolvent within the meaning of Title IV of ERISA or in "endangered" or "critical" status (within the meaning of Section 432 of the Code or Section 305 of ERISA); (f) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (g) the filing under Section 4041(c) of ERISA of a notice of intent to terminate a Pension Plan, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Section 4041 or Section 4041A of ERISA, or the receipt by the Servicer or any of its ERISA Affiliates from the PBGC of any notice relating to the intention to terminate a Pension Plan or Multiemployer Plan; (h) the imposition of any liability under Title IV of ERISA with respect to the termination of any Pension Plan or Multiemployer Plan, other than for the payment of plan contributions or PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Servicer or any of its ERISA Affiliates; or (i) the occurrence of a non-exempt prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) which could result in liability to the Servicer or any of its ERISA Affiliates.

"Servicer Pension Plan" means an "employee pension benefit plan" as such term is defined in Section 3(2) of ERISA, other than a Multiemployer Plan, that is subject to Title IV of ERISA or Section 412 of the Code and is sponsored or maintained by the Servicer or any ERISA Affiliate of the Servicer or to which the Servicer or any ERISA Affiliate of the Servicer contributes or has an obligation to contribute, or has any liability (whether actual or contingent).

"Servicer Removal Notice" has the meaning assigned to that term in Section 6.01(b). "Servicer's Certificate" has the meaning assigned to that term in Section 6.08(c). "Servicing Fee" means the fee payable to the Servicer on each Payment Date in arrears in respect of each Remittance Period, which fee shall be equal to the product of (a) 0.25% per annum, (b) the arithmetic mean of the aggregate Outstanding Balance of all Eligible Loan Assets on the first day and on the last day of the related Remittance Period and (c) the actual number of days in such Remittance Period, divided by 360; provided that, in the sole discretion of the Servicer, the Servicer may, from time to time, waive all or any portion of the Servicing Fee payable on any Payment Date.

"Servicing Report" has the meaning assigned to that term in Section 6.08(b).

"Servicing Standard" means, with respect to any Loan Assets included in the Collateral, to service and administer such Loan Assets in accordance with Applicable Law, the terms of this Agreement, the Underlying Instruments, and, to the extent consistent with the foregoing, the same care, skill, prudence and diligence with which the Investment Adviser services and administers loans comparable to the Loan Assets for the Investment Adviser's own account or for the account of others.

"Similar Law" has the meaning assigned to that term in Section 4.01(x).

"SOFR" with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York's Website.

"SOFR Advance" means an Advance that bears interest at a rate based on Term SOFR. "Solvent" means, as to any Person as of any date of determination, having a state of affairs such that all of the following conditions are met: (a) the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair saleable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in a business or a transaction, and does not propose to engage in a business or a transaction, for which such Person's property assets would constitute unreasonably small capital.

"SONIA" means, with respect to any Business Day, a rate per annum equal to the Sterling Overnight Index Average for such Business Day published by the SONIA Administrator on the SONIA Administrator's Website.

"SONIA Administrator" means the Bank of England (or any successor administrator of the Sterling Overnight Index Average).

"SONIA Administrator's Website" means the Bank of England's website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time.

"SONIA Determination Day" has the meaning assigned to that term in the definition of "Daily Simple SONIA."

"SONIA Rate Day" has the meaning assigned to that term in the definition of "Daily Simple SONIA."

"SONIA Replacement Date" means the earliest to occur of the following events with respect to Daily Simple SONIA:

(a)
the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of Daily Simple SONIA (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of Daily Simple SONIA (or such component thereof); or

(b)
the first date on which Daily Simple SONIA (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of Daily Simple SONIA (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication and even if any Available Tenor of Daily Simple SONIA (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, (A) if the event giving rise to the SONIA Replacement Date for Daily Simple SONIA occurs on the same day as, but earlier than, the SONIA Determination Day in respect of any determination, the SONIA Replacement Date will be deemed to have occurred prior to the SONIA Determination Day for Daily Simple SONIA and for such determination and (B) the "SONIA Replacement Date" will be deemed to have occurred in the case of clauses (a) or (b) with respect to Daily Simple SONIA upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of Daily Simple SONIA (or the published component used in the calculation thereof).

"Specified Industries" means (i) the "Broadline Retail" and "Specialty Retail" Industry Classifications, (ii) the "Oil, Gas & Consumable Fuels" Industry Classification, (iii) the "Publishing" sub-industry of the "Media" Industry Classification, (iv) the "Hotels, Restaurants and Leisure" Industry Classification, (v) the "Energy, Equipment and Services" Industry Classification and (vi) the "Airlines" Industry Classification.

"Specified Loan Asset" means an Eligible Loan Asset that is a Private Credit Loan Asset and satisfies the following conditions as of the applicable Cut-Off Date:

Type:	First Lien Loan or Unitranche Loan
Minimum EBITDA:	$7,500,000
Maximum EBITDA adjustments percentage of less than:	30.0%
Origination Date:	No more than nine (9) months prior to the date such Eligible Loan Asset has been sold, contributed, or transferred to the Borrower
Senior Leverage Ratio:
If EBITDA is greater than or equal to $25,000,000	Senior Leverage Ratio is less than 6.00:1.00
If EBITDA is greater than or equal to $7,500,000 and less than $25,000,000	Senior Leverage Ratio is less than 4.75:1.00
Minimum Cash Interest Coverage Ratio:	2.00:1:00
Equity Cushion of greater than:	40.0%
Excluded assets:	PIK Loan Assets, Senior Secured Bonds, Broadly Syndicated Loans, Recurring Revenue Loans, Asset Based Loans or Cov-Lite Loan Assets
Minimum Purchase Price:	97%
Industry Classification:	Cannot be in a Specified Industry

Maximum Obligor Limit	4%

"Spot Rate" means, as of any date of determination, with respect to the conversion of any Eligible Currency (other than Dollars), (x) for an actual currency exchange, the applicable currency Dollar spot rate obtained by the Servicer through customary banking channels (including through the Account Bank in accordance with the Control Agreement) or (y) for all other purposes, the applicable currency Dollar spot rate that appeared on the Bloomberg screen for such currency at the end of the immediately preceding Business Day (or if such date is a Determination Date, at the end of such day).

"Standby Investment" means U.S. Bank Money Market Deposit Account.

"State" means one of the fifty states of the United States or the District of Columbia. "Stated Maturity" means the date that is five (5) years following the Closing Date. "Structured Finance Obligation" means any obligation of a special purpose vehicle secured directly by, referenced to, or representing ownership of, a pool of receivables or other assets, including collateralized debt obligations and single asset repackages.

"Subsidiary" means with respect to a Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person; provided that notwithstanding the forgoing, an Obligor with respect to which the Borrower has received equity interests in connection with the exercise of any remedies with respect to a Loan Asset, the exercise of any warrant with respect to a Loan Asset or any exchange offer, work-out or restructuring of a Loan Asset shall not be considered a Subsidiary.

"Substitute Eligible Loan Asset" means each Eligible Loan Asset Granted by the Borrower to the Collateral Agent, on behalf of the Secured Parties, pursuant to Section 2.07(b)(ii).

"Synthetic Security" means a security or swap transaction that has payments associated with either payments of interest and/or principal on a reference obligation or the credit performance of a reference obligation.

"Target Portfolio Amount" means $540,000,000.

"Tax Expense Cap" means, for any Payment Date, a per annum amount equal to $75,000.

"Taxes" means any present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), charges, assessments or fees of any nature

(including interest, penalties, and additions thereto) that are imposed by any Governmental Authority.

"Term CORRA" means, with respect to any CAD Advance for any day during a Remittance Period, the Term CORRA Reference Rate for a tenor of three (3) months, as such rate is published by the Term CORRA Administrator on the Term CORRA Determination Date for such Remittance Period; provided, however, that if as of 1:00 p.m. (Toronto time) on the Term CORRA Determination Date the Term CORRA Reference Rate for such tenor has not been published by the Term CORRA Administrator and a Canadian Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator.

"Term CORRA Adjustment" means a percentage equal to 0.32138% (32.138 basis points).

"Term CORRA Administrator" means Candeal Benchmark Administration Services Inc., TSX Inc., or any successor administrator.

"Term CORRA Determination Date" means, with respect to each Remittance Period, the day that is two (2) Business Days prior to the first day of such Remittance Period.

"Term CORRA Reference Rate" the forward-looking term rate based on CORRA.

"Term SOFR" means, with respect to any SOFR Advance for any day during a Remittance Period, the Term SOFR Reference Rate for a tenor of three (3) months, as such rate is published by the Term SOFR Administrator at 6:00 a.m. (New York City time) on the Term SOFR Determination Date for such Remittance Period; provided, however, that if as of 5:00 p.m. (New York City time) on the Term SOFR Determination Date the Term SOFR Reference Rate for the foregoing tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator; provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.

"Term SOFR Administrator" means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

"Term SOFR Determination Date" means, with respect to each Remittance Period, the day that is two (2) U.S. Government Securities Business Days prior to the first day of such Remittance Period.

"Term SOFR Reference Rate" means the forward-looking term rate based on SOFR.

"Termination/Reduction Notice" means each notice required to be delivered by the Borrower in respect of any termination of this Agreement or any permanent reduction of the Facility Amount, in the form of Exhibit F.

"Total Borrower Capitalization" means, on any date of determination, the sum of (a) the Outstanding Balance of all Loan Assets plus (b) the aggregate amount on deposit in the Principal Collection Subaccount plus (c) the aggregate amount on deposit in the Unfunded Exposure Account.

"Total Committed Capital" means (i) during the Transferor's status as a private business development company, on any date of determination, the total capital commitments of the Transferor (excluding withdrawn capital commitments), and (ii) upon the Transferor becoming a nontraded business development company, on any date of determination, the total net cash proceeds of the issuance of the Transferor's equity interests (other than proceeds of any distribution or dividend reinvestment plan) since the formation of the Transferor less the Redemption Amount.

"Total Leverage Ratio" means, with respect to any Loan Asset (other than an Asset Based Loan) for any period, the meaning of "Total Leverage Ratio" or any comparable definition in the Underlying Instruments for each Loan Asset, and in any case that "Total Leverage Ratio" or such comparable definition is not defined in such Underlying Instruments, the ratio of (a) Indebtedness less Unrestricted Cash, in each case, as of the period of four (4) consecutive fiscal quarters most recently ended on or prior to such date, or if the Obligor of such Loan Asset was organized or formed within the previous year, another applicable test period as determined by the Administrative Agent in its reasonable discretion, to (b) EBITDA, for the period of four (4) consecutive fiscal quarters most recently ended on or prior to such date, or if the Obligor of such Loan Asset was organized or formed within the previous year, another applicable test period as determined by the Administrative Agent in its reasonable discretion, as calculated by the Servicer in accordance with the Servicing Standard using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor as per the requirements of the related Underlying Instruments.

"Transaction Documents" means this Agreement, each Joinder Supplement, any Assignment and Acceptance, the Purchase and Sale Agreement, the Control Agreement, the Collateral Agent and Collateral Custodian Fee Letter, each Lender Fee Letter, the Pledge Agreement and each document, instrument or agreement related to any of the foregoing.

"Transferor" means First Eagle Private Credit Fund, in its capacity as the Transferor hereunder and as the seller under the Purchase and Sale Agreement, together with its successors and assigns in such capacity.

"Treasury" means the United States Department of the Treasury.

"Treasury Regulations" means the Treasury regulations promulgated under the Code.

"U.S. Government Securities Business Day" means any day except for (a) a Saturday,

(b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

"U.S. Tax Compliance Certificate" has the meaning assigned to that term in Section 2.11(g)(i)c.

"UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

"UK Financial Institution" means any "BRRD Undertaking" (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

"UK Resolution Authority" means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

"Unadjusted Benchmark Replacement" means the applicable Benchmark Replacement (Dollar) excluding the related Benchmark Replacement Adjustment.

"Underlying Instruments" means the loan agreement, credit agreement or other agreement pursuant to which a Loan Asset has been issued or created and each other agreement that governs the terms of or secures the obligations represented by such Loan Asset or of which the holders of such Loan Asset are the beneficiaries.

"Unfunded Exposure Account" means a securities account (comprised of the subaccounts thereof for each Eligible Currency) entitled "Unfunded Exposure Account," in the name of the Borrower subject to the lien and control of the Collateral Agent for the benefit of the Secured Parties; provided that the funds deposited therein (including any interest and earnings thereon) from time to time shall constitute the property and assets of the Borrower and the Borrower shall be solely liable for any Taxes payable with respect to the Unfunded Exposure Account.

"Unfunded Exposure Amount" means, as of any date of determination, with respect to a Delayed Draw Loan Asset or a Revolving Loan, as applicable, an amount equal to the aggregate amount of all unfunded commitments associated with such Loan Asset as of such date.

"Unfunded Exposure Amount Shortfall" has the meaning assigned to that term in Section

2.02(f).

"Unfunded Exposure Equity Amount" means, on any date of determination during the

Amortization Period, the Aggregate Unfunded Exposure Amount, and otherwise, an amount equal to:

(a)
for all Eligible Loan Assets which have any unfunded commitments, the aggregate sum of the products of (a) the Unfunded Exposure Amount for each such Eligible Loan Asset multiplied by (b) the difference of (x) 100% minus (y) the Advance Rate for each such Eligible Loan Asset; plus
(b)
for all Eligible Loan Assets which have any unfunded commitments, the aggregate sum of the products of (a) (x) 100% minus the Assigned Value for each such Eligible Loan Asset multiplied by (y) the Unfunded Exposure Amount of each such Eligible Loan Asset multiplied by (b) the Advance Rate for each such Eligible Loan Asset.

"United States" means the United States of America.

"United States Tax Person" means a "United States person" as defined in Section 7701(a)(30) of the Code.

"Unitranche Loan" means any Loan Asset (a) that is secured by a valid and perfected first priority Lien on substantially all of the Obligor's assets constituting Related Collateral for such Loan Asset, subject to any Permitted Working Capital Lien, any super senior Revolving Loan permitted pursuant to the proviso at the end of this definition and expressly permitted Liens, including any "permitted liens" as defined in the Underlying Instrument for such Loan Asset or such comparable definition if "permitted liens" is not defined therein, (b) that provides that the payment obligation of the Obligor on such Loan Asset is either senior to, or pari passu with, all other Indebtedness of such Obligor (other than Indebtedness related to a Permitted Working Capital Lien or a super senior Revolving Loan permitted pursuant to the proviso at the end of this definition), and (c) for which Liens on the Related Collateral securing any other outstanding Indebtedness of the Obligor (excluding any Permitted Working Capital Lien, Liens securing a super senior Revolving Loan permitted pursuant to the proviso at the end of this definition and expressly permitted Liens described in clause (a) above but including Liens securing Second Lien Loans) is expressly subject to and contractually or structurally subordinate to the priority Liens securing such Unitranche Loan; provided that any Loan Asset that would otherwise constitute a First Lien Loan but for clause (e) of the definition thereof shall constitute a Unitranche Loan; provided, further, that any Loan Asset that would otherwise constitute a Unitranche Loan but for being subordinate to a super senior Revolving Loan and the ratio of the lower of (1) the committed amount or (2) if at any time the borrowing base for the last twelve (12) months is available, then the average borrowing base for the last twelve (12) months, of such super senior Revolving Loan to the EBITDA of the Obligor is less than or equal to 1.00:1.00 as of the Cut-Off Date, such Loan Asset may be designated as a Unitranche Loan at the sole discretion of the Administrative Agent as of the Cut-Off Date (and, should such designation not be made by the Administrative Agent, at any time after the borrowing base for the last twelve (12) months that was not previously available becomes available, the Borrower or the Servicer may request that the Administrative Agent redesignate such Loan Asset as a Unitranche Loan as of the Cut-Off Date). For clarity, Asset Based Loans shall not be considered to be Unitranche Loans for any purpose hereunder.

"Unmatured Event of Default" means any event that, if it continues uncured, will, with lapse of time, notice or lapse of time and notice, constitute an Event of Default.

"Unpledged Capital Commitments" means the sum of any undrawn or recallable and readily available capital commitments of equityholders of the Transferor that are either (1) not pledged or subject to any Lien, including, without limitation, any subscription line credit facility, equityholder's note or similar instrument relating thereto or (2) in excess of the amount of any indebtedness secured by such capital commitments.

"Unrestricted Cash" means, (a) with respect to any Loan Asset, the meaning of "Unrestricted Cash" or any comparable definition in the Underlying Instruments for the applicable Loan Asset and (b) in any case that "Unrestricted Cash" or such comparable definition is not defined in such Underlying Instruments or otherwise as applicable in this Agreement, cash and cash equivalents of the applicable Person available for use for general corporate purposes and not held in any reserve account or legally or contractually restricted for any particular purposes or uses.

"Unused Fee" has the meaning assigned to that term in Section 2.09.

"Unused Fee Rate" means a rate equal to 0.60% per annum.

"Value Adjustment Event" means, with respect to any Loan Asset, the occurrence of any one or more of the following events after the related Cut-Off Date:

(a)
solely with respect to a Private Credit Loan Asset, (i) in the case of Loan Assets that are not Asset Based Loans or Recurring Revenue Loans, the Cash Interest Coverage Ratio with respect to such Loan Asset on any date reported under the Underlying Instrument is less than 1.50:1.00 or decreases by more than 20.0% from the Cash Interest Coverage Ratio as calculated on the applicable Cut-Off Date or the date on which the last Value Adjustment Event occurred pursuant to this clause (i), (ii) in the case of Loan Assets that are not Asset Based Loans or Recurring Revenue Loans, either (A) the Total Leverage Ratio with respect to such Loan Asset on any date reported under the Underlying Instrument, minus the Total Leverage Ratio calculated on the Cut-Off Date equals or exceeds 1.00:1.00 or (B) the Total Leverage Ratio with respect to such Loan Asset on any date reported under the Underlying Instrument increases by more than 20.0% from the same Total Leverage Ratio as calculated on the applicable Cut-Off Date or the date on which the last Value Adjustment Event occurred pursuant to this clause (ii),

(iii) in the case of Asset Based Loans, either (A) the Fully Funded LTV with respect to such Loan Asset on any date reported under the Underlying Instrument increases by more than 15.0% from the Fully Funded LTV as calculated on the applicable Cut-Off Date, (B) the Fully Funded LTV is greater than 100% or (C) the excess availability of any revolving loan related to such Asset Based Loan reported under the Underlying Instruments decreases to less than 25.0% and

(iv) in the case of Recurring Revenue Loans, the Debt-to-Recurring-Revenue Ratio with respect to such Loan Asset on any date reported under the Underlying Instrument increases by more than 15.0% from the Debt-to-Recurring-Revenue Ratio calculated on the applicable Cut-Off Date;

(b)
an Obligor payment default of principal, interest or recurring fees occurs under such Loan Asset that continues and has not been cured after giving effect to any grace period applicable thereto, but in no event more than five (5) Business Days, after the applicable due date under the related Underlying Instruments;
(c)
any payment default of principal, interest or unutilized/commitment fees occurs under any other senior or pari passu obligation for borrowed money of the related Obligor that continues and has not been cured after giving effect to any grace period applicable thereto, but in no event more than five (5) Business Days, after the applicable due date under the related Underlying Instruments;
(d)
a Bankruptcy Event with respect to the related Obligor (after giving effect to any applicable grace or cure period thereunder);
(e)
solely with respect to Private Credit Loan Assets, the related Obligor fails to deliver to the Borrower or the Servicer any financial reporting information (i) as required by the Underlying Instruments of such Loan Asset (after giving effect to any applicable grace or cure period thereunder) and (ii) with a frequency of at least quarterly, but which shall in no case exceed ninety (90) days after the end of each quarter and one hundred and eighty (180) days after the end of each fiscal year;
(f)
the occurrence of a Material Modification with respect to such Loan Asset that has not been approved in advance by the Administrative Agent in its sole discretion;
(g)
with respect to any Recurring Revenue Loan, the related Obligor's last quarter annualized Revenue or Liquidity is less than the minimum covenant, if any, specified in the Underlying Instrument;
(h)
the relevant Obligor, as determined by the Servicer in accordance with the Servicing Standard, commences formal restructuring or workout negotiations with its creditors;
(i)
the Servicer determines that all or a material portion of such Loan Asset is uncollectible or otherwise places it on non-accrual status in accordance with the policies and procedures of the Servicer and the Servicing Standard;
(j)
the relevant Obligor, as determined by the Servicer in accordance with the Servicing Standard, agrees to or completes a debt-for-equity swap;
(k)
solely with respect to Liquid Credit Loan Assets, the Market Value of such Loan Asset falls below 90%;
(l)
solely with respect to Liquid Credit Loan Assets, Same Day Pricing quote depth is less than three (3) for two (2) consecutive days with respect to such Loan Asset and the Borrower fails to provide at least three (3) Third Party Bids for such Loan Asset within such time period; provided that the Borrower may dispute the occurrence of a Value Adjustment Event under this clause (l) by providing the Administrative Agent at least three (3) actionable bids from any Approved Broker/Dealers for the full amount of such Loan Asset after the date on which the Administrative Agent notifies the Borrower that a Value Adjustment Event has occurred with respect to such Loan Asset pursuant to this clause (l);

(m)
solely with respect to Liquid Credit Loan Assets, such Loan Asset has (x) an issuer credit rating by S&P of "CCC+" or below or (y) a corporate family rating by Moody's of "Caa1" or below;
(n)
any additional event in respect of an Eligible Loan Asset, as specified by the Administrative Agent in its sole discretion in the applicable Approval Notice;
(o)
the occurrence of any other event of default (however described) with respect to such Eligible Loan Asset, if such Eligible Loan Asset has been accelerated or enforcement actions have been taken with respect thereto; or
(p)
solely respect to any Asset Based Loan, the Borrower (and the agent or the relevant lenders of such Asset Based Loan) fail to retain an Approved Valuation Agent to re-calculate the appraised value of the Related Collateral securing such Asset Based Loan at least once every twelve (12) months (unless the Borrower reasonably believes that an appraisal is not necessary at such time and the Administrative Agent consents in its sole discretion).

"Warranty Breach Event" means, as to any Loan Asset, (a) the discovery that, as of the related Cut-Off Date, such Loan Asset did not satisfy the definition of "Eligible Loan Asset" or there otherwise existed a breach of any representation or warranty relating to such Loan Asset or

(b) the Borrower fails to satisfy Section 3.02(a)(ii) or Section 3.04(b), as applicable, with respect to such Loan Asset.

"Warranty Breach Loan Asset" means any Loan Asset with respect to which a Warranty Breach Event has occurred.

"Weighted Average Advance Rate" means, as of any date of determination with respect to all Eligible Loan Assets included in the Aggregate Adjusted Borrowing Value, the number obtained by (a) summing the products obtained by multiplying (i) the Advance Rate of each Eligible Loan Asset by (ii) such Eligible Loan Asset's contribution to the Aggregate Adjusted Borrowing Value and dividing (b) such sum by the Aggregate Adjusted Borrowing Value.

"Weighted Average Life" means, as of any date of determination, the number obtained by

(a) for each Eligible Loan Asset (other than a Defaulted Loan), multiplying the amount of each scheduled distribution of principal to be paid after such determination date by the number of years (rounded to the nearest hundredth) from such determination date until such scheduled distribution of principal is due; (b) summing all of the products calculated pursuant to clause (a) above; and (c) dividing the sum calculated pursuant to clause (b) above by the sum of all scheduled distributions of principal due on all the Eligible Loan Assets (other than Defaulted Loans) as of such determination date.

"Weighted Average Life Test" means a test that will be satisfied on any date of determination if the Weighted Average Life of all Eligible Loan Assets as of such date is less than or equal to 7.0 years.

"Weighted Average Spread" means, as of any date of determination, a fraction (expressed as a percentage) obtained by (a) multiplying the Outstanding Balance of each Eligible Loan Asset (and, in the case of any Delayed Draw Loan Asset or Revolving Loan, the unfunded portion of the commitment thereunder) (other than a Defaulted Loan) included in the Collateral as of such date by its Effective Spread, (b) summing the amounts determined pursuant to clause (a), and (c) dividing the sum determined pursuant to clause (b) above by the aggregate Outstanding Balance of all Eligible Loan Assets (and the unfunded portions of all Delayed Draw Loan Assets and Revolving Loans, as applicable) (other than a Defaulted Loan) included in the Collateral as of such date.

"Weighted Average Spread Test" means a test that will be satisfied on any date of determination if the Weighted Average Spread is greater than or equal to 4.0%.

"Write-Down and Conversion Powers" means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

"Yield" means the sum of the following, payable on each Payment Date:

(a)
with respect to Advances (excluding, for the avoidance of doubt, any I/O Notional Loans):
(i)
with respect to any previously ended Remittance Period and each Eligible Currency, the sum for each day in such Remittance Period of amounts determined in accordance with the following formula (but only to the extent that such amounts were not previously paid to the Lenders):

YR x L D

where: YR	=	the Yield Rate applicable to such Advance on such day during such Remittance Period;
L	=	the outstanding principal amount of such Advance on such day; and
D	=	360;

plus

(ii)
with respect to any previously ended Remittance Period and each Eligible Currency, the sum for each day in such Remittance Period of amounts determined in accordance with the following formula (but only to the extent that such amounts were not previously paid to the Lenders):

~~YR~~AM x L D

where: ~~YR~~AM = the ~~Yield Rate~~Applicable Margin applicable on such day;
L	=	the greater of (a) the Minimum Utilization minus the Advances Outstanding on such day, and (b) 0; and
D	=	360;
(b)
with respect to the I/O Notional Loan, with respect to any previously ended Remittance Period and each Eligible Currency, the sum for each day in such Remittance Period of amounts determined in accordance with the following formula (but only to the extent that such amounts were not previously paid to the Lenders):

YR x L D

where: YR	=	the Yield Rate;
L	=	the I/O Notional Loan Amount on the I/O Notional Loan on such day; and
D	=	360;

provided that (i) no provision of this Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by Applicable Law and (ii) Yield shall not be considered paid by any distribution if at any time such distribution is later required to be rescinded by the Lender to the Borrower or any other Person for any reason including, such distribution becoming void or otherwise avoidable under any statutory provision or common law or equitable action, including, any provision of the Bankruptcy Code.

"Yield Rate" means, (i) for any Advance in any Eligible Currency, as of any date of determination during any Remittance Period applicable to such Advance, an interest rate per annum equal to the Benchmark for such date plus the Applicable Margin and (ii) with respect to the I/O Notional Loan, the I/O Rate.

"Zero-Coupon Obligation" means any loan that, at the time of purchase, does not by its terms provide for the payment of cash interest.

Section 1.02 Other Terms.

(a)
All capitalized terms used which are not specifically defined shall have the meanings provided in Article 9 of the UCC in effect on the date hereof to the extent the same are used or defined therein.
(b)
Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose and the Borrower consents thereto (such consent not to be unreasonably withheld, delayed or conditioned)), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

Section 1.03 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

Section 1.04 Interpretation.

In each Transaction Document, unless a contrary intention appears:

(a)
The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.
(b)
Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.
(c)
The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."
(d)
The word "will" shall be construed to have the same meaning and effect as the word "shall."
(e)
The word "law" shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply), and all judgments, orders and decrees, of all Governmental Authorities.
(f)
Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof (subject to any restrictions on such amendments, modifications, supplements, restatements or replacements set forth herein),

(ii) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (iii) any reference herein to any Person shall be construed to include such Person's successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (iv) the words "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (v) all references herein to Articles, Sections, Exhibits, Annexes and Schedules shall be construed to refer to Articles and Sections of, and Exhibits, Annexes and Schedules to, this Agreement and (vi) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(g)
Unless expressly stated otherwise, any decision, consent, approval or waiver to be made at the discretion of the Administrative Agent (or any Lender) shall be in its sole discretion.
(h)
All calculations required to be made hereunder with respect to the Loan Assets and the Borrowing Base shall be made on a trade date basis. All calculations required to be made hereunder with respect to the Loan Assets and the Borrowing Base shall be determined on the basis that, for each Delayed Draw Loan Asset and Revolving Loan with respect to which unfunded commitments associated with such Loan Asset have been requested for funding under the related Underlying Instruments, the outstanding principal thereof shall be considered to be equal to the pro forma outstanding principal amount of such Loan Asset immediately after such funding, during the period from the date such funding is requested until (and including) the date such funding is required to be made.
(i)
Reference to any time means New York, New York time (unless expressly specified otherwise).
(j)
Any reference to "close of business" means 5:00 p.m., New York, New York time.
(k)
[Reserved].
(l)
[Reserved].
(m)
For purposes of this Agreement, an Event of Default or Servicer Default shall be deemed to be continuing until it is waived in accordance with Section 12.01(a).

Section 1.05 Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate or Term SOFR, Term CORRA Reference Rate, Term CORRA, Adjusted Term CORRA, Daily Compounded CORRA, Adjusted Daily Compounded CORRA or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement (Dollar) or Canadian Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement (Dollar) or any Canadian Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Term SOFR, Term CORRA Reference Rate, Term CORRA, Adjusted Term CORRA, Daily Compounded CORRA, Adjusted Daily Compounded CORRA or any other Benchmark (Dollar) or Canadian Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes or Canadian Benchmark Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement (Dollar)) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate, Term SOFR, Term CORRA Reference Rate, Term CORRA, Adjusted Term CORRA, Daily Compounded CORRA, Adjusted Daily Compounded CORRA or any other Benchmark (Dollar) or Canadian Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

Section 1.06 Currency Conversion. For purposes of (i) complying with any requirement of this Agreement stated in Dollars and (ii) calculating any ratio or other test set forth in this Agreement, the amount of any Loan Asset denominated in an Eligible Currency other than Dollars shall be deemed to be the Dollar Equivalent of such amount of such Eligible Currency.

ARTICLE II

THE FACILITY

Section 2.01 Advances; I/O Notional Loan.

(a)
Advances. On the terms and conditions hereinafter set forth, from time to time from the Closing Date until the end of the Revolving Period, the Borrower may request that the Lenders make Advances (which shall include an interest-only notional advance in respect of which interest will accrue thereon at the I/O Rate) secured by the Collateral, in an aggregate amount up to the Availability as of such date, to the Borrower for the purpose of (x) purchasing Eligible Loan Assets, (y) depositing funds in the Unfunded Exposure Account in an amount up to the Unfunded Exposure Amount of the related Delayed Draw Loan Asset or Revolving Loan (as applicable) or (z) making distributions thereof to the Transferor; provided that, other than pursuant to Section 2.02(f), no Lender shall be obligated to make any Advance on or after the date that is two (2) Business Days prior to the earlier to occur of the Commitment Termination Date or the Facility Maturity Date. Under no circumstances shall any Lender be required to make any Advance if after giving effect to such Advance and the addition to the Collateral of the Eligible Loan Assets being acquired by the Borrower using the proceeds of such Advance, (i) an Event of Default exists or would result therefrom or an Unmatured Event of Default exists or would result therefrom or (ii) a Borrowing Base Deficiency exists or would result therefrom (or, as applicable for each such Eligible Currency, Advances Outstanding in such Eligible Currency shall exceed any of the Borrowing Base (AUD), the Borrowing Base (CAD), the Borrowing Base (EUR) or the Borrowing Base (GBP)). Notwithstanding anything to the contrary herein, no Lender shall be obligated to provide the Borrower with aggregate funds in connection with an Advance that would exceed such Lender's unused Commitment then in effect.

(b)
Promissory Note. Upon the request of any Lender, the Borrower shall promptly execute and deliver to such Lender a promissory note of the Borrower (in form and substance satisfactory to the Administrative Agent in its sole discretion) evidencing (i) the Advances of such Lender with appropriate insertions as to the date and principal amount or

(ii) the I/O Notional Loan of such Lender, with appropriate insertions as to the date and interest amount, not to exceed the I/O Notional Loan Amount allocable to such Lender. For the avoidance of doubt, any note delivered in connection with an I/O Notional Loan shall be a zero principal balance note.

(c)
I/O Notional Loans. For the purposes of calculating the accrued interest under the I/O Notional Loan, the Borrower and Lenders hereby agree that on the Closing Date, a loan with a principal amount equal to the I/O Notional Loan Amount shall be deemed to have been advanced to the Borrower by the applicable Lenders under the I/O Notional Loan, and any increase or any decrease, if any, of the I/O Notional Loan Amount of the I/O Notional Loans shall be allocated ratably to those Lenders who are the holders of the I/O Notional Loan, solely to the extent that the aggregate Commitments are increased or decreased. No amounts will actually be advanced by any Lender to the Borrower in respect of the I/O Notional Loan and no amount shall be owed by the Borrower to any Lender with respect to any such I/O Notional Loan (other than in respect of Yield at the I/O Rate). The amount of interest payable to a Lender in respect of the I/O Notional Loan shall be calculated with respect to such Lender's I/O Notional Loan Lender Percentage.

Section 2.02 Procedure for Advances.

(a)
During the Revolving Period, the Lenders will make Advances on any Business Day at the request of the Borrower, subject to and in accordance with the terms and conditions of Sections 2.01 and 2.02 and subject to the provisions of Article III hereof.
(b)
For each Advance, the Borrower shall deliver written notice in the form of a Notice of Borrowing to the Administrative Agent and each Lender, with a copy to the Collateral Agent and the Collateral Custodian, no later than 10:00 a.m. (i) at least two (2) Business Days before the Business Day on which the Advance is to be made for Dollar Advances, (ii) at least two (2) Business Days before the Business Day on which the Advance is to be made for CAD Advances, or (iii) at least three (3) Business Days before the Business Day on which the Advance is to be made for Advances other than Dollar Advances and CAD Advances; provided that, if such Notice of Borrowing is delivered later than the applicable time set forth above, such Notice of Borrowing shall be deemed to have been received on the following Business Day; provided, further, that if any condition precedent set forth in Article III hereof is not satisfied prior to the date such Advance is to be made, the Borrower may revoke such Notice of Borrowing upon written notice to the Administrative Agent and each Lender.

Each Notice of Borrowing shall include a duly completed Borrowing Base Certificate (updated to the date such Advance is requested and giving pro forma effect to the Advance requested and the use of the proceeds thereof) and an updated Loan Asset Schedule, and shall specify:

(i)
the proposed aggregate amount of such Advance; provided that, except with respect to an Advance pursuant to Section 2.02(f), the amount of such Advance must be at least equal to the Dollar Equivalent of $500,000 in such Eligible Currency;
(ii)
the proposed date of such Advance;
(iii)
a representation that all conditions precedent for an Advance described in Article III hereof have been satisfied;
(iv)
the amount of cash that will be funded by the Transferor or the Borrower into the Unfunded Exposure Account in connection with any Delayed Draw Loan Asset or Revolving Loan funded by such Advance, if applicable;
(v)
whether such Advance should be remitted to the Principal Collection Subaccount or the Unfunded Exposure Account; and
(vi)
the proposed Eligible Currency of such Advance.

On the date of each Advance, upon satisfaction of the applicable conditions set forth in Article III, each Lender shall, in accordance with the Notice of Borrowing, either make available to the Borrower, in same day funds, (x) an amount equal to such Lender's Pro Rata Share of such Advance, for deposit by the Collateral Agent into the Principal Collection Subaccount or (y) an amount equal to such Lender's Pro Rata Share of such Advance, for deposit by the Collateral Agent into the Unfunded Exposure Account, as applicable. For the avoidance of doubt, each Advance and related increase in the Advances Outstanding shall be allocated ratably to each Lender in accordance with their respective Lender's Pro Rata Share as in effect before such increase. Any Lender which fails to remit its Pro Rata Share in connection with any Advance in accordance with this Section 2.02 shall constitute a Defaulting Lender, and the Borrower shall have all rights available to the Borrower pursuant to Section 2.19.

(c)
Each Advance shall bear interest at the applicable Yield Rate.
(d)
Subject to Section 2.16 and the other terms, conditions, provisions and limitations set forth herein (including, the payment of the Prepayment Premium, as applicable), the Borrower may borrow, repay or prepay and reborrow Advances without any penalty, fee or premium on and after the Closing Date and prior to the end of the Revolving Period.
(e)
The obligation of each Lender to remit its Pro Rata Share of any Advance shall be several from that of each other Lender and the failure of any Lender to so make such amount available to the Borrower shall not relieve any other Lender of its obligation hereunder.
(f)
Notwithstanding anything to the contrary herein (including, without limitation, the existence of an Unmatured Event of Default or a Borrowing Base Deficiency), if,

on the last day of the Revolving Period, the amount on deposit in the Unfunded Exposure Account is less than the Aggregate Unfunded Exposure Amount, the Borrower shall request an Advance in the amount of such shortfall (the "Unfunded Exposure Amount Shortfall"). Following receipt of a Notice of Borrowing (which shall specify the account details of the Unfunded Exposure Account where the funds will be made available), each Lender shall fund its Pro Rata Share of such Unfunded Exposure Amount Shortfall in accordance with Section 2.02(b), notwithstanding anything to the contrary herein (including, without limitation, the Borrower's failure to satisfy any of the conditions precedent set forth in Section 3.02) other than an Event of Default; provided that no such Advance may cause the Advances Outstanding to exceed the Borrowing Base (Aggregate) and, as applicable for such Eligible Currency, the Borrowing Base (AUD), the Borrowing Base (CAD), the Borrowing Base (EUR) or the Borrowing Base (GBP), each as then in effect.

Section 2.03 Determination of Yield. The Administrative Agent shall determine the Yield in respect of all Advances and the I/O Notional Loan (including unpaid Yield related thereto, if any, due and payable on a prior Payment Date) to be paid by the Borrower on each Payment Date for the related Remittance Period and shall advise the Servicer thereof on or prior to the third (3rd) Business Day prior to such Payment Date.

The Borrower shall be liable only for payment of Yield in the amount calculated by the Administrative Agent, and no Lender shall have any claim against the Borrower for any miscalculation of Yield by the Administrative Agent, any deficiency in Yield resulting from a miscalculation of Yield by the Administrative Agent and any failure of the Borrower to pay any Yield that would have been due absent a miscalculation of Yield by the Administrative Agent, which failure of the Borrower to pay shall not result in an Unmatured Event of Default or Event of Default; provided that the Borrower shall be liable for any amount of Yield it fails to pay after the Administrative Agent has submitted any written correction of such miscalculation to the Borrower, which written correction includes such amount as part of the Yield to be paid by the Borrower on the related Payment Date.

Section 2.04 Remittance Procedures. The Servicer shall instruct the Collateral Agent by delivery of the Servicing Report and, if the Servicer fails to do so, the Administrative Agent may instruct the Collateral Agent, to apply funds on deposit in the Controlled Accounts, subject to Pari Passu Provisions as described in this Section 2.04; provided that, at any time after delivery of a Notice of Exclusive Control (and prior to any rescission of such Notice of Exclusive Control), the Administrative Agent shall instruct the Collateral Agent to apply funds on deposit in the Controlled Accounts as described in this Section 2.04.

(a)
Interest Payments prior to an Event of Default. In the absence of a continuing Event of Default and prior to the occurrence of the Facility Maturity Date, on each Payment Date, the Collateral Agent shall (as directed pursuant to the first paragraph of this Section 2.04) transfer Interest Collections held by the Account Bank in the Collection Account as of the related Determination Date to the Payment Account, and on such Payment Date the Collateral Agent shall (as directed to the first paragraph of this Section 2.04) transfer such Interest Collections from the Payment Account to the following Persons or account in the following amounts, calculated as of the most recent Determination Date, and priority:

(i)
to the payment of Taxes, registration and filing fees then due and owing by the Borrower that are attributable solely to the operations of the Borrower; provided that the aggregate amounts payable under this clause (i) shall not exceed the Tax Expense Cap;
(ii)
to the payment of accrued and unpaid Administrative Expenses; provided that the aggregate amounts payable under this clause (ii) shall not exceed the Administrative Expense Cap;
(iii)
to the Servicer, in payment in full of all accrued and unpaid Servicing Fees;
(iv)
pro rata, in accordance with the amounts due under this clause (iv), to each Lender, all Yield, the Unused Fee and any Breakage Fees that are accrued and unpaid as of the last day of the related Remittance Period;
(v)
pro rata, to each Lender and the Administrative Agent, as applicable, all accrued and unpaid fees, expenses (including attorneys' fees, costs and expenses), Increased Costs and indemnity amounts payable by the Borrower to the Administrative Agent or any Lender under the Transaction Documents;
(vi)
to pay the Advances Outstanding to the extent necessary to eliminate any outstanding Borrowing Base Deficiency on a pro forma basis after giving effect to all payments through this clause (vi);
(vii)
to the Unfunded Exposure Account in an amount necessary to cause the amount on deposit in the Unfunded Exposure Account to equal the Aggregate Unfunded Exposure Equity Amount;
(viii)
to pay the Advances Outstanding, together with any applicable Prepayment Premium not paid pursuant to Section 2.04(b)(ii), in connection with any complete refinancing or termination of this Agreement in accordance with Section 2.16(b), until paid in full;
(ix)
to make any Permitted RIC Distributions provided that (x) the Borrowing Base Test (Aggregate) is satisfied immediately prior to and immediately after giving effect to such Permitted RIC Distribution (unless otherwise consented to by the Administrative Agent in its sole discretion) and (y) the Borrower gives at least two (2) Business Days' prior written notice thereof to the Administrative Agent, the Collateral Agent and the Collateral Custodian;
(x)
to the payments of any Taxes, registration and filing fees then due and owing by the Borrower that are attributable solely to the operations of the Borrower, to the extent not paid pursuant to clause (i) above due to the limitation contained therein;

(xi)
to the payment of any Administrative Expenses, to the extent not paid pursuant to clause (ii) above due to the limitation contained therein;
(xii)
to pay to the Servicer, all reasonable expenses incurred in connection with the performance of its duties under the Transaction Documents;
(xiii)
to pay to the Approved Valuation Firm all accrued and unpaid fees and expenses; and
(xiv)
(x) calculated as of the Payment Date, if an Unmatured Event of Default has occurred and is continuing or would result after giving effect to sub-clause (xiv)(y), to remain in the Interest Collection Subaccount as Interest Collections, and (y) otherwise, to the Borrower for payment as directed by the Borrower, any remaining amounts.
(b)
Principal Payments prior to an Event of Default. In the absence of a continuing Event of Default or prior to the occurrence of the Facility Maturity Date, on each Payment Date the Collateral Agent shall (as directed pursuant to the first paragraph of this Section 2.04) transfer Principal Collections held by the Account Bank in the Collection Account as of the related Determination Date to the Payment Account, and on such Payment Date the Collateral Agent shall (as directed to the first paragraph of this Section 2.04) transfer such Principal Collections from the Payment Account to the following Persons or account in the following amounts, calculated as of the most recent Determination Date, and priority:
(i)
to pay amounts due under Section 2.04(a)(i) through 2.04(a)(vii), to the extent not paid thereunder;
(ii)
during the Revolving Period, in the Servicer's discretion, to be deposited into the Collection Account as Principal Collections for reinvestment in Eligible Loan Assets;
(iii)
during the Amortization Period, to repay the Advances Outstanding and any accrued and unpaid Prepayment Premium, until paid in full;
(iv)
to make any Permitted RIC Distributions provided that (x) the Borrowing Base Test (Aggregate) is satisfied immediately prior to and immediately after giving effect to such Permitted RIC Distribution (unless otherwise consented to by the Administrative Agent in its sole discretion) and (y) the Borrower gives at least two (2) Business Days' prior written notice thereof to the Administrative Agent, the Collateral Agent and the Collateral Custodian;
(v)
to the payment of any Taxes, registration and filing fees then due and owing by the Borrower that are attributable solely to the operations of the Borrower, to the extent not paid pursuant to clause (i) above due to the limitation contained therein;

(vi)
to the payment of any Administrative Expenses, to the extent not paid pursuant to clause (i);

(vii)
to pay amounts due under Section 2.04(a)(xii) to the extent not paid thereunder;
(viii)
to pay amounts due under Section 2.04(a)(xiii) to the extent not paid thereunder; and
(ix)
(x) calculated as of the Payment Date, if an Unmatured Event of Default has occurred and is continuing or would result after giving effect to sub-clause (ix)(y), to remain in the Principal Collection Subaccount as Principal Collections, and (y) otherwise, to the Borrower for payment as directed by the Borrower, any remaining amounts.
(c)
Payment on and after the occurrence of an Event of Default. If an Event of Default exists and, in any case, after the declaration, or automatic occurrence, of the Facility Maturity Date, on each Business Day thereafter the Collateral Agent shall (as directed pursuant to the first paragraph of this Section 2.04) transfer collected funds held by the Account Bank in the Collection Account as of the related Determination Date to the Payment Account, and on such Payment Date the Collateral Agent shall (as directed to the first paragraph of this Section 2.04) transfer such collected funds from the Payment Account to the following Persons in the following amounts, calculated as of the prior Business Day, and priority:
(i)
to the payment of Taxes, registration and filing fees then due and owing by the Borrower that are attributable solely to the operations of the Borrower; provided that the aggregate amounts payable under this clause (i) shall not exceed the Tax Expense Cap;
(ii)
to the payment of accrued and unpaid Administrative Expenses;
(iii)
to the Servicer, in payment in full of all accrued and unpaid Servicing Fees but only to the extent that the Servicer is not an Affiliate of the Borrower, the Transferor or the Servicer;
(iv)
pro rata, in accordance with the amounts due under this clause (iv), to each Lender, all Yield, the Unused Fee and any Breakage Fees that are accrued and unpaid as of the last day of the related Remittance Period;
(v)
pro rata, to each Lender and the Administrative Agent, as applicable, all accrued and unpaid fees, expenses (including attorneys' fees, costs and expenses), Increased Costs and indemnity amounts payable by the Borrower to the Administrative Agent or any Lender under the Transaction Documents;
(vi)
to pay the Advances Outstanding, and any applicable Prepayment Premium, until paid in full;

(vii)
to the payment of any Taxes, registration and filing fees then due and owing by the Borrower that are attributable solely to the operations of the Borrower, to the extent not paid pursuant to clause (i) above due to the limitation contained therein;
(viii)
[reserved];
(ix)
to the Servicer, in payment in full of all accrued and unpaid Servicing Fees to the extent not paid pursuant to clause (iii) above due to the limitation contained therein;
(x)
to the Servicer, all reasonable expenses incurred in connection with the performance of its duties under the Transaction Documents;
(xi)
to pay to the Approved Valuation Firm all accrued and unpaid fees and expenses; and
(xii)
to the Borrower, any remaining amounts.
(d)
Unfunded Exposure Account; Delayed Draw Loan Assets; Revolving Loans. On or before the Cut-Off Date of any Delayed Draw Loan Asset or any Revolving Loan, the Borrower shall deposit into the Unfunded Exposure Account an amount such that the balance of the Unfunded Exposure Account is at least equal to the Unfunded Exposure Equity Amount of such Delayed Draw Loan Asset or Revolving Loan by making a Disbursement Request from the Principal Collection Subaccount in accordance with Section 2.18 and/or a Notice of Borrowing for an Advance in accordance with Section 2.02 or by depositing cash from a capital contribution therein. Funds on deposit in the Unfunded Exposure Account as of any date of determination may be withdrawn to fund draw requests of the relevant Obligors under any Delayed Draw Loan Asset or Revolving Loan. Any such draw request made by an Obligor, along with wiring instructions for the applicable Obligor, shall be forwarded by the Borrower or the Servicer to the Collateral Agent (with a copy to the Administrative Agent) in the form of a Disbursement Request, and the Collateral Agent shall instruct the Account Bank to fund such draw request in accordance with the Disbursement Request. As of any date of determination, the Servicer (or, after delivery of a Notice of Exclusive Control (and prior to any rescission of such Notice of Exclusive Control), the Administrative Agent) may cause any amounts on deposit in the Unfunded Exposure Account that exceed the Unfunded Exposure Equity Amount to be deposited into the Principal Collection Subaccount as Principal Collections.
(e)
Insufficiency of Funds. The parties hereby agree that if the funds on deposit in the Collection Account are insufficient to pay any amounts due and payable on a Payment Date or otherwise, the Borrower shall nevertheless remain responsible for, and shall pay when due, all amounts payable under this Agreement and the other Transaction Documents in accordance with the terms of this Agreement and the other Transaction Documents. The parties further agree that amounts that may be distributed to the Borrower or the holders of any Equity Interest in the Borrower are fully subordinated and junior to the Obligations of the Borrower to the Secured Parties pursuant to the priorities of payment set forth in this Section 2.04. In the event the Borrower is subject to a Bankruptcy Event, any claim that the Borrower or the holders of any Equity Interest in the Borrower may have with respect to such distributions shall, notwithstanding anything to the contrary herein and notwithstanding any objection to, or rescission of, such filing, be fully subordinate in right of payment to the Obligations of the Borrower to the Secured Parties pursuant to the priorities of payment set forth in this Section

2.04. The foregoing sentence and the provisions of Section 2.04 shall constitute a "subordination agreement" within the meaning of Section 510(a) of the Bankruptcy Code. The Borrower and the Transferor hereby agree that they may only receive distributions from amounts available pursuant to clauses (ix) and (xiv) of Section 2.04(a), clauses (iv) and (ix) of Section 2.04(b) and clause (xii) of Section 2.04(c) or as permitted by Section 2.07 or Section 5.02(m).

(d)
Repayment of Obligations. Notwithstanding anything to the contrary contained herein, the Borrower shall repay the Advances Outstanding, all accrued and unpaid Yield, any Breakage Fees, Increased Costs, all accrued and unpaid costs and expenses of the Administrative Agent and Lenders and all other Obligations (other than unmatured contingent indemnification obligations) in full on the Facility Maturity Date.
(e)
Conversion. The Administrative Agent shall instruct the Collateral Agent, no later than the date immediately preceding each Payment Date and subject to the Pari Passu Provisions, to convert amounts on deposit in the applicable Collection Account into each Eligible Currency (pro rata based on available amounts from each other Eligible Currency, unless otherwise directed in writing by the Servicer) using the Spot Rate to the extent necessary to make payments required in each Eligible Currency pursuant to Section 2.04(a), Section 2.04(b) and Section 2.04(c). All risk and expense incident to such conversion is the responsibility of the Borrower. The Collateral Agent shall have (x) no responsibility for fluctuations in exchange rates affecting any collections or conversion thereof and (y) to the extent it complies in a non-grossly negligent manner with the instructions provided by the Servicer pursuant to the Servicing Standard, no liability for any losses incurred or resulting from the rates obtained in such foreign exchange transactions.

Section 2.05 Instructions to the Collateral Agent and the Account Bank. All instructions and directions given to the Collateral Agent or the Account Bank by the Servicer, the Borrower or the Administrative Agent pursuant to Section 2.04 shall be in writing (including instructions and directions transmitted to the Collateral Agent or the Account Bank by email or by electronic transmission), and such written instructions and directions shall be delivered with a written certification that such instructions and directions are in compliance with the provisions of Section 2.04. The Servicer and the Borrower shall immediately transmit to the Administrative Agent by email or by electronic transmission a copy of all instructions and directions given to the Collateral Agent or the Account Bank by such party pursuant to Section 2.04. The Administrative Agent shall promptly transmit to the Servicer and the Borrower by email a copy of all instructions and directions given to the Collateral Agent or the Account Bank by the Administrative Agent pursuant to Section 2.04. If either the Administrative Agent or the Collateral Agent disagrees with the computation of any amounts to be paid or deposited by the Borrower or the Servicer under Section 2.04 or otherwise pursuant to this Agreement, or upon their respective instructions, it shall so notify the Borrower, the Servicer and the Collateral Agent or the Administrative Agent, as applicable, in writing and in reasonable detail to identify the specific disagreement. If such disagreement cannot be resolved within two (2) Business Days, the determination of the Administrative Agent as to such amounts shall be conclusive and binding on the parties hereto absent manifest error. In the event the Collateral Agent or the Account Bank receives instructions from the Servicer or the Borrower which conflict with any instructions received from the Administrative Agent, the Collateral Agent or the Account Bank, as applicable, shall rely on and follow the instructions given by the Administrative Agent; provided that the Collateral Agent or the Account Bank, as applicable, shall promptly notify the Servicer or the Borrower of such conflicting instructions.

Section 2.06 Borrowing Base Deficiency Payments.

(a)
If, on any day prior to the Collection Date, any Borrowing Base Deficiency exists, then the Borrower shall eliminate such Borrowing Base Deficiency in its entirety within three (3) Business Days after the Borrower has actual knowledge or has received notice thereof from the Administrative Agent (or such later date as agreed to by the Administrative Agent in its sole discretion) by effecting one or more (or any combination thereof) of the following actions in order to eliminate such Borrowing Base Deficiency as of such date of determination: (i) deposit cash in Dollars into the Principal Collection Subaccount,

(ii) repay Advances Outstanding (together with any Breakage Fees in respect of the amount so prepaid), (iii) subject to the approval of the Administrative Agent (other than in the case of Specified Loan Assets), in its sole discretion, Grant additional Eligible Loan Assets, (iv) enter into commitments to sell certain Eligible Loan Assets in accordance with Section 2.07, and/or

(v) deliver an Equity Cure Notice pursuant to Section 2.06(c) (and after delivery of such Equity Cure Notice, the Borrower shall eliminate such Borrowing Base Deficiency in accordance with such Section 2.06(c)).

(b)
No later than 2:00 p.m. on the Business Day prior to the proposed repayment of Advances Outstanding or Grant of additional Eligible Loan Assets pursuant to Section 2.06(a), the Borrower (or the Servicer on its behalf) shall deliver (i) to the Administrative Agent (with a copy to the Collateral Agent and the Collateral Custodian) notice of such repayment or Grant and a duly completed Borrowing Base Certificate, updated to the date such repayment or Grant is being made and giving pro forma effect to such repayment or Grant, and (ii) to the Administrative Agent, if applicable, a description of any Eligible Loan Asset and each Obligor of such Eligible Loan Asset to be Granted and an updated Loan Asset Schedule. Any notice pertaining to any repayment or any Grant pursuant to this Section 2.06 shall be irrevocable.
(c)
The Borrower may cure a Borrowing Base Deficiency pursuant to Section 2.06(a)(v) by delivering a notice to the Administrative Agent within three (3) Business Days after such Borrowing Base Deficiency (such notice, an "Equity Cure Notice") and subject to the following requirements:
(i)
such Equity Cure Notice sets forth evidence substantially in the form of Exhibit P and reasonably satisfactory to the Administrative Agent that (A) the Transferor has rights pursuant to its Constituent Documents to request capital from its equityholder(s) in an aggregate amount sufficient to cure such Borrowing Base Deficiency (in combination with the other cures thereof permitted under Section 2.06(a)) (after taking into account any other cure options available to the Borrower),
(B)
the Transferor has made a capital request to its equityholder(s), and its equityholder(s) have irrevocably agreed to contribute such capital, in an aggregate amount sufficient to cure such Borrowing Base Deficiency (in combination with the other cures thereof permitted under Section 2.06(a)), and (C) the Transferor intends to contribute such funds to the Borrower in the form of an additional capital contribution; and

(ii)
the amount necessary to cure such Borrowing Base Deficiency (in combination with the other cures thereof permitted under Section 2.06(a)) is contributed from the Transferor to the Borrower in immediately available funds, and such amount shall be applied by the Borrower to cure such Borrowing Base Deficiency (in combination with the other cures thereof permitted under Section 2.06(a)) within ten (10) Business Days of the date such Equity Cure Notice is delivered to the Administrative Agent.

Section 2.07 Sale of Loan Assets; Affiliate Transactions.

(a)
Discretionary Sales. The Borrower shall be permitted to sell Loan Assets to Persons, including the Transferor and Affiliates of the Transferor, from time to time prior to the declaration or automatic occurrence of the Facility Maturity Date (such sale, a "Discretionary Sale"); provided that (i) the proceeds of such sale shall be deposited into the Collection Account to be disbursed in accordance with Section 2.04 hereof, (ii) any sale to the Transferor or an Affiliate of the Transferor meets the requirements set forth in Section 2.07(d) below, (iii) after giving effect to any such sale, no Borrowing Base Deficiency shall exist, (iv) no event has occurred and is continuing, or would result from such sale, which constitutes an Event of Default and no event has occurred and is continuing, or would result from such sale, which constitutes an Unmatured Event of Default (other than, in each case, with respect to any sale of a Loan Asset necessary to cure a Borrowing Base Deficiency in accordance with Section 2.06, an Event of Default or an Unmatured Event of Default arising solely pursuant to such Borrowing Base Deficiency), and (v) after giving effect to any such sale, the Collateral Quality Tests are satisfied or, if not satisfied, would be maintained or improved.
(b)
Repurchase or Substitution of Warranty Breach Loan Assets. If on any day a Loan Asset is (or becomes) a Warranty Breach Loan Asset, no later than ten (10) Business Days following the earlier of knowledge by the Borrower of such Loan Asset becoming a Warranty Breach Loan Asset or receipt by the Borrower from the Administrative Agent or the Servicer of written notice thereof, the Borrower shall either:
(i)
make a deposit in the applicable Eligible Currency to the Collection Account (for allocation pursuant to Section 2.04) in immediately available funds in an amount equal to the sum of (x) (i) the Purchase Price (calculated without giving effect to the proviso in the definition thereof) of such Loan Asset, multiplied by (ii) the Outstanding Balance, plus (y) any reasonable and documented expenses or fees with respect to such Loan Asset and costs and damages incurred by the Administrative Agent or by any Lender in connection with any violation by such Loan Asset of any Applicable Law (an itemized, written notification regarding the amount of such expenses or fees to be provided by the Administrative Agent to the Borrower) (such amount, the "Repurchase Amount"); provided that (A) the

Administrative Agent shall have the right to determine (in a commercially reasonable manner) whether the amount so deposited is sufficient to satisfy the foregoing requirements and (B) the deposit of such funds into the Collection Account may result from the sale of such Warranty Breach Loan Asset pursuant to Section 2.07(a); or

(ii)
with the prior written consent of the Administrative Agent, in its sole discretion, substitute for such Warranty Breach Loan Asset a Substitute Eligible Loan Asset; or
(iii)
transfer any such Warranty Breach Loan Asset to the Transferor for a purchase price at least equal to the Repurchase Amount.

Notwithstanding anything herein to the contrary, in the event that the conditions or events which caused such Loan Asset to be a Warranty Breach Loan Asset are no longer continuing prior to the expiration of the aforementioned ten (10) Business Day period, such Loan Asset shall cease to be a Warranty Breach Loan Asset and the requirements set forth in clauses (i), (ii) and

(iii)
above shall not apply to such Loan Asset.

Upon confirmation of the deposit of the amounts set forth in Section 2.07(b)(i) or the proceeds of any sale pursuant to Section 2.07(b)(iii) into the Collection Account or the delivery by the Borrower of a Substitute Eligible Loan Asset for each Warranty Breach Loan Asset pursuant to Section 2.07(b)(ii) (the date of such confirmation or delivery, the "Release Date"), such Warranty Breach Loan Asset and Related Asset shall be removed from the Collateral and, as applicable, the Substitute Eligible Loan Asset and Related Asset shall be included in the Collateral. On the Release Date of each Warranty Breach Loan Asset, the Collateral Agent, for the benefit of the Secured Parties, shall automatically and without further action be deemed to release to the Borrower, without recourse, representation or warranty and all the right, title and interest and any Lien of the Collateral Agent, for the benefit of the Secured Parties in, to and under the Warranty Breach Loan Asset and any Related Asset and all future monies due or to become due with respect thereto shall be released.

(c)
Conditions to Sales, Substitutions and Repurchases. Any sales, substitutions or repurchases effected pursuant to Sections 2.07(a), or 2.07(b) shall be subject to the satisfaction of the following conditions (as certified in writing to the Administrative Agent and Collateral Agent by the Borrower):
(i)
the Borrower shall deliver a Borrowing Base Certificate and an updated Loan Asset Schedule to the Administrative Agent in connection with such sale, substitution or repurchase;
(ii)
the Borrower shall deliver a list of all Loan Assets to be sold, substituted or repurchased;
(iii)
no selection procedures adverse to the interests of the Administrative Agent or the Lenders were utilized by the Borrower in the selection of the Loan Assets to be sold, repurchased or substituted;

(iv)
the Borrower shall (A) with respect to sales and repurchases, give one

(1) Business Day's notice of such sale or repurchase to the Administrative Agent and Collateral Agent and (B) with respect to substitutions, have received an Approval Notice (for each Loan Asset (other than a Specified Loan Asset) added to the Collateral on the related Cut-Off Date);
(v)
the Borrower shall notify the Administrative Agent of any amount to be deposited into the Collection Account in connection with any sale, substitution or repurchase;
(vi)
the representations and warranties contained in Sections 4.01, 4.02 and 4.03 hereof shall continue to be correct in all material respects (or, in the case of any representation or warranty that is already qualified by materiality, subject to the materiality standard set forth therein), except to the extent relating to an earlier date;
(vii)
any repayment of Advances Outstanding in connection with any sale, substitution or repurchase of Loan Assets hereunder shall comply with the requirements set forth in Section 2.16; and
(viii)
the Borrower and the Servicer (on behalf of the Borrower) shall agree to pay the reasonable and documented outside legal fees and expenses of the Administrative Agent, each Lender, Collateral Agent and the Collateral Custodian in connection with any such sale, substitution or repurchase (including, but not limited to, expenses incurred in connection with the release of the Lien of the Collateral Agent on behalf of the Secured Parties in the Loan Asset in connection with such sale, substitution or repurchase).
(d)
Affiliate Transactions. Notwithstanding anything to the contrary set forth herein or in any other Transaction Document, the Transferor (or an Affiliate thereof) shall not reacquire from the Borrower and the Borrower shall not transfer to the Transferor or to Affiliates of the Transferor, and none of the Transferor nor any Affiliates thereof will have a right or ability to purchase, the Loan Assets of the Borrower without the prior written consent of the Administrative Agent unless the sale price thereof is equal to or greater than the Purchase Price of such Loan Asset, and any such transactions shall be at arm's-length and subject to the further conditions that (i) all such sales must be at a price for each Loan Asset at least equal to the Outstanding Balance of such Loan Asset multiplied by the respective Assigned Value or, in the event a Value Adjustment Event has occurred with respect to such Loan Asset, the "fair market value" of such Loan Asset and (ii) after giving effect to such sale (and any simultaneous sales or purchases of Loan Assets and/or prepayments in accordance with the terms hereof), no Borrowing Base Deficiency shall exist. Each determination of "fair market value" pursuant to this Section 2.07(d) shall be made by the Servicer in accordance with the Servicing Standard. In addition, each such determination shall be either (x) at least equal to the value of the average of three bid-side quotes obtained by the Borrower and received with respect to the applicable Loan Asset from Approved Brokers/Dealers active in the trading of such assets, or (y) if no such bid-side quotes are available, a "fair market value" determined by the Servicer which is acceptable to the Administrative Agent in its sole discretion; provided that, in the case of sub-clause (y) above, if the "fair market value" determined by the Servicer is not acceptable to the Administrative Agent, the Servicer may retain an Approved Valuation Firm to value such Loan Asset, and such Approved Valuation Firm's valuation shall become the fair market value of such Loan Asset. Notwithstanding the foregoing, the Borrower shall be permitted to sell, without complying with the restrictions in this clause (d), (i) any Loan Asset to any Affiliate of the Borrower if the Required Lenders have consented to such sale in their sole discretion or (ii) any Defaulted Loan, any Loan Asset that has an Assigned Value of zero, any Margin Stock or Equity Security to any Affiliate of the Borrower; provided, in the case of this clause (ii), during the continuance of an Event of Default, the prior written consent of the Administrative Agent shall be required for any such sale.

(e)
Limitations on Sales and Substitutions.
(i)
The Outstanding Balance of all Loan Assets (other than Warranty Breach Loan Assets and Liquid Credit Loan Assets) sold pursuant to Section 2.07(a) during the preceding period of twelve (12) calendar months (or for the first twelve (12) calendar months after the Closing Date, during the period commencing on the Closing Date), after giving effect to such substitution or sale, is not greater than 20% of the Total Borrower Capitalization as of the first day of such twelve (12) calendar month period (or as of the Closing Date, as the case may be); provided, that the Outstanding Balance of all Loan Assets (other than Warranty Breach Loan Assets and Liquid Credit Loan Assets) sold to Affiliates of the Transferor pursuant to Section 2.07(a) whose Assigned Value was not reduced (whether by the Administrative Agent or automatically) after the applicable Cut-Off Date during the preceding period of twelve (12) calendar months (or for the first twelve (12) calendar months after the Closing Date, during the period commencing on the Closing Date), after giving effect to such substitution, release or sale, is not greater than 10% of the Total Borrower Capitalization as of the first day of such twelve (12) calendar month period (or as of the Closing Date, as the case may be). Notwithstanding the foregoing, the Borrower shall be permitted to sell any Defaulted Loan, any Loan Asset that has an Assigned Value of zero, any Margin Stock or Equity Security pursuant to Section 2.07(a) at any time; provided that, during the continuance of an Event of Default, the prior written consent of the Administrative Agent shall be required for any such sale.
(ii)
Any Loan Asset that has been sold pursuant to Section 2.07(a) or substituted pursuant to Section 2.07(b) shall be subject to the following additional requirements if subsequently reacquired hereunder as a Specified Loan Asset:
(A)
if, immediately prior to such sale, substitution or release, such Loan Asset is subject to a Value Adjustment Event, (i) if such Value Adjustment Event has been cured prior to the repurchase date, such repurchase shall not require the consent of the Administrative Agent, provided, that the Advance Rate with respect to such Loan Asset, and each calculation to be made as of the applicable Cut-Off Date pursuant to the definitions of "Advance Rate" and "Value Adjustment Event", shall instead be determined as of the date of such sale, substitution or release (and not as of the actual Cut-Off Date for such repurchase), and (ii) if such Value Adjustment Event has not been cured, such repurchase shall be subject to the prior consent of the Administrative Agent in its sole discretion and the Advance Rate with respect to such Loan Asset, and each calculation pursuant to the definitions of "Advance Rate" and "Value Adjustment Event", shall be determined as of the Cut-Off Date for such repurchase; and

(B)
if, immediately prior to such sale, substitution or release, such Loan Asset is not subject to a Value Adjustment Event,

(i) if such repurchase is consummated within 90 days of the date of such sale, substitution or release, such repurchase shall not require the consent of the Administrative Agent, provided, that the Advance Rate with respect to such Loan Asset and each calculation to be made as of the applicable Cut-Off Date pursuant to the definitions of "Advance Rate" and "Value Adjustment Event" shall instead be determined as of the date such Loan Asset was sold, substituted or released (and not as of the actual Cut-Off Date for such repurchase), and (ii) if such repurchase is consummated more than 90 days from the date of such sale, substitution or release, then the Advance Rate with respect to such Loan Asset, and each calculation pursuant to the definitions of "Advance Rate" and "Value Adjustment Event", shall be determined as of the Cut-Off Date for such repurchase.

(f)
Optional Sales of all Loan Assets. Notwithstanding anything to the contrary in clauses (a), (b), (c), (d) or (e) of this Section 2.07, so long as no Event of Default has occurred and is continuing, the Borrower shall have the right, in connection with a termination of this Agreement pursuant to Section 2.16(b), to sell all of the Loan Assets in whole but not in part included in the Collateral (an "Optional Sale") on any Business Day and use the proceeds thereof to pay all Obligations (including any Prepayment Premium) in full, terminate this Agreement and cause the Collection Date to occur.

Section 2.08 Payments and Computations, Etc.

(a)
All amounts to be paid or deposited by the Borrower or the Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 1:00 p.m. on the day when due in Dollars or in such other Eligible Currency in immediately available funds to the Payment Account or such other account as is designated by the Administrative Agent. Any Obligation hereunder shall not be reduced by any distribution of any portion of Available Collections if at any time such distribution is rescinded or required to be returned by any Lender to the Borrower or any other Person for any reason. Each Advance and I/O Notional Loan shall accrue interest at the applicable Yield Rate for its Eligible Currency for each day during each applicable Remittance Period. All computations of interest and all computations with respect to the Yield and the Yield Rate shall be computed on the basis of a year of three hundred and sixty (360) days and the actual number of days elapsed; provided that with respect to GBP Advances, such computations shall be computed on the basis of a year of three hundred and sixty-five (365) days and the actual number of days elapsed. Each Advance shall accrue interest at the Yield

Rate for each day beginning on, and including, the Advance Date with respect to such Advance and ending on, but excluding, the date such Advance is repaid in full.

(b)
Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of Yield or any fee payable hereunder, as the case may be. To the extent that Available Collections are insufficient on any Payment Date to satisfy the full amount of any Increased Costs pursuant to Section 2.04(a)(v) and Section 2.04(b)(i), such unpaid amounts shall remain due and owing and shall be payable on the next succeeding Payment Date until repaid in full. Yield on the I/O Notional Loan due on each Payment Date shall be equal to the applicable interest due thereon with respect to each such Payment Date, which Yield shall accrue at the Yield Rate for each day during the Remittance Period.
(c)
If any Advance requested by the Borrower pursuant to Section 2.02 is not for any reason whatsoever, except as a result of the gross negligence, bad faith or willful misconduct of, or failure to fund such Advance on the part of, the Lenders, made or effectuated, as the case may be, on the date specified therefor, the Borrower shall indemnify such Lender against any loss, cost or expense incurred by such Lender related thereto to the extent reasonable and documented (other than any such loss, cost or expenses due to the gross negligence, bad faith willful misconduct or failure to fund such Advance on the part of the Lenders), including, any loss (including cost of funds and reasonable out-of-pocket expenses), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund Advances or maintain the Advances. Any such Lender shall provide to the Borrower documentation setting forth the amounts of any loss, cost or expense referred to in the previous sentence, such documentation to be conclusive absent manifest error.
(d)
For the avoidance of doubt, the Borrower shall not be obligated to pay or repay any amounts in respect of an I/O Notional Loan other than interest in accordance with Section 2.01 and Section 2.04, as applicable.

Section 2.09 Unused Fee. The Borrower shall pay, in accordance with Section 2.04, pro rata to each Lender, an unused fee (the "Unused Fee") payable in arrears for each Remittance Period, equal to the sum of the products for each day during such Remittance Period of (a) one divided by three hundred and sixty (360), (b) the applicable Unused Fee Rate and (c) the positive difference, if any, of the Facility Amount less the greater of (i) the Advances Outstanding on such date and (ii) the Minimum Utilization.

Section 2.10 Increased Costs; Capital Adequacy.

(a)
If any Change in Law shall:
(i)
impose, modify or deem applicable any reserve, special deposit, assessment, fee, Tax (other than (A) Indemnified Taxes, (B) Taxes described in clause (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes), insurance charge, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender or any Affiliate, participant, successor or assign thereof (each of which shall be an "Affected Party");

(ii)
impose on any Affected Party any other condition, cost or expense (other than Taxes) affecting this Agreement or Advances or participation therein or the obligation or right of any Lender to make Advances hereunder;
(iii)
change the amount of capital maintained or required or requested or directed to be maintained by any Affected Party; or
(iv)
change the rate for, or the manner in which the Federal Deposit Insurance Corporation (or a successor thereto) assesses deposit insurance premiums or similar charges;

and the result of any of the foregoing shall be to increase the cost to or impose a cost upon such Affected Party of funding or making or maintaining any Advance or of maintaining its obligation to make any such Advance or otherwise performing its obligations under the Transaction Documents or to increase the cost to such Affected Party or to reduce the amount of any sum received or receivable by such Affected Party, whether of principal, interest or otherwise or to require any payment calculated by reference to the amount of interest or loans received or held by such Affected Party, then the Borrower will pay to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional costs incurred or reduction suffered.

(b)
If any Affected Party determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Affected Party's capital or on the capital of Affected Party's holding company, if any, as a consequence of this Agreement or the Advances made by such Affected Party to a level below that which such Affected Party or Affected Party's holding company could have achieved but for such Change in Law (taking into consideration such Affected Party's policies and the policies of such Affected Party's holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Affected Party such additional amount or amounts as will compensate such Affected Party or Affected Party's holding company for any such reduction suffered.
(c)
A certificate of an Affected Party providing an explanation of the applicable Change in Law and setting forth the amount or amounts necessary to compensate such Affected Party or its holding company, as the case may be, as specified in clause (a) or (b) of this Section 2.10 shall be delivered to the Borrower and shall be conclusive absent manifest error. In determining any amount provided for in this Section 2.10, the Affected Party will act reasonably and in good faith and may use any reasonable averaging and attribution methods. The Borrower shall pay such Affected Party the amount shown as due on any such certificate on the first Payment Date pursuant to Section 2.04 occurring at least five (5) Business Days following receipt thereof.
(d)
Failure or delay on the part of any Affected Party to demand compensation pursuant to this Section 2.10 shall not constitute a waiver of any Affected Party's right to demand such compensation; provided that the Borrower shall not be required to compensate any Affected Party pursuant to this Section 2.10 for any increased costs or reductions incurred more than one hundred and eighty (180) days prior to the date that such Affected Party notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Affected Party's intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the one hundred and eighty (180)-day period referred to above shall be extended to include the period of retroactive effect thereof.

(e)
In the event that any Affected Party shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Affected Party to make any purchase or loan or maintain any purchase or loan) as a result of any Advance not being made in accordance with a request therefor under Section 2.02, then, on the first Payment Date pursuant to Section 2.04 occurring at least five (5) Business Days following written notice from such Affected Party to the Borrower, the Borrower shall pay to such Affected Party, the amount of such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding upon the Borrower. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.10(e) shall be delivered to the Borrower.

Section 2.11 Taxes.

(a)
Any and all payments made by the Borrower or made by the Servicer on behalf of the Borrower under this Agreement will be made free and clear of and without deduction or withholding for or on account of any Taxes, unless required by Applicable Law. If any Taxes are required by Applicable Law (as determined in the good faith discretion of the Borrower) to be withheld from any amounts payable to any Recipient, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the amount payable by the Borrower to such Recipient will be increased as necessary (the amount of such increase, the "Additional Amount") so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(b)
The Borrower shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent or a Lender timely reimburse it for the payment of, any Other Taxes.
(c)
[Reserved].
(d)
The Borrower will indemnify, from funds available to it pursuant to Section 2.04 each Recipient for the full amount of Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.11) payable or paid by such Recipient or required to be withheld or deducted from a payment to such

Recipient and any expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. All payments in respect of this indemnification shall be made within ten (10) days from the date a written demand therefor is delivered to the Borrower. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e)
Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), and

(ii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Transaction Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Transaction Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 2.11(e).

(f)
Within thirty (30) days after the date of any payment by the Borrower or by the Servicer on behalf of the Borrower of any Taxes, the Borrower or the Servicer, as applicable, will furnish to the Administrative Agent at the applicable address set forth on this Agreement, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(g)
Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Transaction Document shall deliver to the Borrower and the Administrative Agent, upon becoming a party hereto and at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by Applicable Law or the taxing authorities of a jurisdiction pursuant to such Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, upon becoming a party hereto and at the time or times reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.11(g)(i), (ii) and (iii)) shall not be required if in the Lender's reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Without limiting the generality of the foregoing:

(i)
If any Lender is not a United States Tax Person, such Lender shall deliver to the Borrower, to the extent legally entitled to do so, with a copy to the Administrative Agent, on or prior to the date such Lender becomes a party to this Agreement (and from time to time thereafter upon reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
a.
in the case of a Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Transaction Document, executed copies of IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "interest" article of such tax treaty and (y) with respect to any other applicable payments under any Transaction Document, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of,

U.S. federal withholding Tax pursuant to the "business profits" or "other income" article of such tax treaty;

b.
executed copies of IRS Form W-8ECI;
c.
in the case of a Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit L-1 to the effect that such Lender is not: (a) a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (b) a "10 percent shareholder" of the Borrower or its sole regarded owner within the meaning of Section 881(c)(3)(B) of the Code, or (c) a "controlled foreign corporation" related to the Borrower as described in Section 881(c)(3)(C) of the Code (a "U.S. Tax Compliance Certificate") and (y) executed copies of IRS Form W-8BEN or W-8BEN-E; or
d.
to the extent a Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by executed copies of IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit L-2 or Exhibit L-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Lender is a partnership and one or more direct or indirect partners of such Lender are claiming the portfolio interest exemption, such Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit L-4 on behalf of each such direct and indirect partner;
(ii)
If a Lender is a United States Tax Person, such Lender shall deliver to the Borrower, with a copy to the Administrative Agent, on or prior to the date such Lender becomes a party to this Agreement (and from time to time thereafter upon reasonable request of the Borrower or the Administrative Agent), two (2) (or such other number as may from time to time be prescribed by Applicable Law) duly completed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax.

(iii)
Each Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender's obligations under FATCA or to determine the amount to deduct and withhold from such payment. Each Lender agrees that such information and documentation may be provided by the Borrower and its agents to the IRS, and any other tax or regulatory authority. Solely for purposes of this clause (iii), "FATCA" shall include any amendments made to FATCA after the date of this Agreement.
(iv)
If any Lender is not a United States Tax Person, such Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.
(v)
Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 2.11(g) expires or becomes obsolete or inaccurate in any respect, it shall timely update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.
(h)
Unless required by Applicable Law, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender, as the case may be. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes as to which it has been indemnified or paid Additional Amounts pursuant to this Section 2.11, it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made or Additional Amounts paid under this Section 2.11 with respect to the Indemnified Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 2.11(h) (plus any penalties, interest or other charges imposed by the relevant

Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.11(h), in no event will the indemnified party be required to pay any amount to any indemnifying party pursuant to this Section 2.11(h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and the indemnification payments or Additional Amounts giving rise to such refund not been deducted, withheld, or otherwise imposed and the indemnification payments or Additional Amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(i)
Each party's obligations under this Section 2.11 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Transaction Document.
(j)
If at any time the Borrower shall be liable for the payment of any Additional Amounts in accordance with this Section 2.11, then the Borrower shall have the option to terminate this Agreement (in accordance with the provisions of Section 2.16(b)); provided that such option to terminate shall in no event relieve the Borrower of paying any amounts owing pursuant to this Section 2.11 in accordance with the terms hereof; provided, further, that in no event shall the Borrower incur any prepayment premium or penalty in connection with any termination of this Agreement pursuant to this clause (j).

Section 2.12 Grant of a Security Interest; Collateral Assignment of Agreements.

(a)
To secure the prompt, complete and indefeasible payment in full when due, whether by lapse of time, acceleration or otherwise, of the Obligations and the performance by the Borrower of all of the covenants and obligations to be performed by it pursuant to this Agreement and each other Transaction Document, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent (collectively, the "Secured Obligations"), the Borrower hereby (i) collaterally assigns and pledges to the Collateral Agent, on behalf of the Secured Parties and (ii) Grants a security interest to the Collateral Agent, on behalf of the Secured Parties, in all of the Borrower's right, title and interest in, to and under (but none of the obligations under) all of the Collateral, whether now existing or hereafter arising or acquired by the Borrower, and wherever the same may be located. For the avoidance of doubt, the Collateral shall not include any Excluded Amounts or Retained Interest, and the Borrower does not hereby assign, pledge or Grant a security interest in any such amounts. Anything herein to the contrary notwithstanding, (x) the Borrower shall remain liable under the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (y) the exercise by the Collateral Agent, for the benefit of the Secured Parties, of any of its rights in the Collateral shall not release the Borrower from any of its duties or obligations under the Collateral, and (z) none of the Administrative Agent, the Collateral Agent, any Lender nor any Secured Party shall have any obligations or liability under the Collateral by reason of this Agreement, nor shall the Administrative Agent, the Collateral Agent, any Lender nor any Secured Party be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

The foregoing Grant shall, for the purpose of determining the property subject to the Lien of this Agreement, be deemed to include any securities and any investments Granted to the Collateral Agent by or on behalf of the Borrower, whether or not such securities or investments satisfy the criteria set forth in the definitions of "Eligible Loan Asset" or "Permitted Investments," as the case may be.

(b)
As security for the Secured Obligations, the Borrower hereby collaterally assigns to the Collateral Agent, for the benefit of the Secured Parties, all of the Borrower's right and title to and interest in, to and under (but not any obligations under) the Purchase and Sale Agreement (and any UCC financing statements filed under or in connection therewith), the Underlying Instruments related to each Loan Asset, all other agreements, documents and instruments evidencing, securing or guarantying any Loan Asset and all other agreements, documents and instruments related to any of the foregoing but excluding any Excluded Amounts or Retained Interest (the "Assigned Documents"). In furtherance and not in limitation of the foregoing, the Borrower hereby collaterally assigns to the Collateral Agent, for the benefit of the Secured Parties, its right to indemnification under the Purchase and Sale Agreement. The Borrower confirms that during the continuance of an Event of Default and until the Collection Date the Collateral Agent (at the direction of the Administrative Agent) on behalf of the Secured Parties shall have the sole right to enforce the Borrower's rights and remedies under the Purchase and Sale Agreement and any UCC financing statements filed under or in connection therewith for the benefit of the Secured Parties.

The parties hereto agree that such collateral assignment to the Collateral Agent, for the benefit of the Secured Parties, shall terminate upon the Collection Date.

Section 2.13 Evidence of Debt. The Administrative Agent shall maintain, solely for this purpose as a non-fiduciary agent of the Borrower, at its address referred to in Section 12.02 a copy of each Assignment and Acceptance and participation agreement delivered to and accepted by it and a register for the recordation of the names and addresses and interests of the Lenders (including principal amounts of and stated interest on the Advances or stated interest on the I/O Notional Loan, as applicable) (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and each Lender shall treat each person whose name is recorded in the Register as a Lender under this Agreement for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time during business hours and from time to time upon reasonable prior notice. No Advance or I/O Notional Loan hereunder shall be assigned or sold, in whole or in part without registering such assignment or sale on the Register. Failure to make any such recordation or any error in such recordation, however, shall not affect Borrower's obligations in respect of any Advance and the I/O Notional Loan.

Section 2.14 Release of Loan Assets. The Lien granted pursuant to this Agreement shall be automatically released with the respect to the following: (a) any Loan Asset (and the Related Asset) sold or substituted in accordance with the applicable provisions of Section 2.07, (b) any Loan Asset (and the Related Asset) with respect to which all amounts have been paid in full by the related Obligor and deposited in the Collection Account and (c) the entire Collateral following the Collection Date. The Collateral Agent, for the benefit of the Secured Parties, shall, at the sole expense of the Servicer and the Borrower and at the direction of the Administrative Agent, execute such documents and instruments of release as may be prepared by the Servicer on behalf of the Borrower, give notice of such release to the Collateral Custodian (in the form of Exhibit J) (unless the Collateral Custodian and Collateral Agent are the same Person) and take other such actions as shall reasonably be requested by the Borrower to effect such release of the Lien created pursuant to this Agreement. Upon receiving such notification by the Collateral Agent as described in the immediately preceding sentence, if applicable, the Collateral Custodian shall deliver the Required Loan Documents to the Borrower.

Section 2.15 Treatment of Amounts Received by the Borrower. Amounts received by the Borrower pursuant to Section 2.07 on account of Loan Assets shall be treated as payments of Principal Collections or Interest Collections, as applicable, on Loan Assets hereunder.

Section 2.16 Prepayment; Termination; Reduction.

(a)
Except as expressly permitted or required herein, including, any repayment necessary to cure a Borrowing Base Deficiency, Advances Outstanding in any Eligible Currency may only be prepaid in whole or in part at the option of the Borrower at any time by delivering a Notice of Reduction (which notice shall include a Borrowing Base Certificate) to the Administrative Agent and the Collateral Agent at least one (1) Business Day prior to such prepayment, or in the case of any prepayment in whole, at least three (3) Business Days, prior to such prepayment; provided that any prepayment of Advances in an Eligible Currency other than Dollars shall be made by converting such prepayment into the applicable Eligible Currency at the Spot Rate to the extent sufficient funds have not been remitted in such Eligible Currency. Upon any prepayment, the Borrower shall also pay in full: (i) all accrued and unpaid Yield, any Breakage Fees, Increased Costs and all accrued and unpaid costs and expenses of the Administrative Agent and Lenders related to such prepayment and (ii) all accrued and unpaid Administrative Expenses in an amount not to exceed the Administrative Expense Cap; provided that no reduction in Advances Outstanding shall be given effect unless sufficient funds have been remitted to pay all such amounts in full, as determined by the Administrative Agent, in its sole discretion. The Administrative Agent shall apply amounts received from the Borrower pursuant to this Section 2.16(a) to the payment of any Breakage Fees and to the pro rata reduction of the Advances Outstanding. Each prepayment by the Borrower of Advances denominated in an Eligible Currency shall be made with such Eligible Currency. Any notice relating to any repayment pursuant to this Section 2.16(a) shall be irrevocable.
(b)
The Borrower may, at its option and upon three (3) Business Days' prior written notice of such termination or permanent reduction in the form of Exhibit F to the Administrative Agent and the Collateral Agent, either (i) terminate this Agreement and the other Transaction Documents upon payment in full of all Advances Outstanding, all accrued and unpaid Yield and Fees, any Breakage Fees, Increased Costs, all accrued and unpaid Administrative Expenses, all accrued and unpaid costs and expenses of the Administrative Agent and Lenders, payment of any Prepayment Premium pro rata to each Lender and payment of all other Obligations (other than unmatured contingent indemnification obligations), or (ii) permanently reduce in part the Facility Amount upon payment in full, all accrued and unpaid

Yield and Unused Fees (pro rata with respect to the portion of the Facility Amount so reduced), any Breakage Fees, Increased Costs, all accrued and unpaid costs and expenses of the Administrative Agent and Lenders and any Prepayment Premium pro rata to each Lender. Any Termination/Reduction Notice relating to any reduction or termination pursuant to this Section 2.16(b) shall be irrevocable. The Commitment and I/O Notional Loan Amount of each Lender shall be reduced by an amount equal to its Pro Rata Share (prior to giving effect to any reduction of Commitments hereunder) of the aggregate amount of any reduction under this Section 2.16(b).

(c)
The Borrower hereby acknowledges and agrees that the Prepayment Premium constitutes additional consideration for the Lenders to enter into this Agreement.
(d)
Notwithstanding anything herein to the contrary, no Prepayment Premium shall be due and payable in connection with any prepayment or repayment in any of the following circumstances: (i) if a Non-Approval Event has occurred and is continuing, or (ii) on or after the two (2)-year anniversary of the Closing Date.

Section 2.17 Collections and Allocations.

(a)
The Collateral Agent shall promptly identify all Available Collections received in the Collection Account as being on account of Interest Collections or Principal Collections (and may request and rely upon instructions in respect thereof from the Servicer) and shall segregate all Interest Collections and Principal Collections and transfer the same to the Interest Collection Subaccount and the Principal Collection Subaccount, respectively. The Servicer shall comply with its obligations specified in Section 5.03(o). If, notwithstanding such compliance, the Servicer receives any collections directly, the Servicer shall transfer, or cause to be transferred, any such collections received directly by it (if any) to the applicable Collection Account by the close of business within two (2) Business Days after such Interest Collections and Principal Collections are received; provided that the Servicer shall identify to the Collateral Agent any collections received directly by the Servicer as being on account of Interest Collections or Principal Collections. The Servicer may, on any date, instruct the Collateral Agent to convert funds on deposit in any or all Eligible Currency Accounts into Dollars using the Spot Rate. Such converted funds shall then be transferred into the applicable Collection Account. For the avoidance of doubt, amounts received during a Remittance Period shall continue to be treated as having been received in such period, notwithstanding that the settlement of the currency exchange may occur after the related Determination Date; provided that such settlement occurs no later than the Business Day immediately preceding the related Payment Date. The Collateral Agent shall further provide to the Servicer a statement as to the amount of Interest Collections and Principal Collections on deposit in the Interest Collection Subaccount and the Principal Collection Subaccount no later than three (3) Business Days after each Determination Date for inclusion in the Servicing Report delivered pursuant to Section 6.08(b). It is understood and agreed that the Servicer shall remain liable for the proper allocation of the aforementioned Interest Collections and Principal Collections into the appropriate accounts.
(b)
[Reserved].
(c)
With the prior written consent of the Administrative Agent (a copy of which will be provided by the Servicer to the Collateral Agent), the Servicer may direct the

Collateral Agent to withdraw from the Collection Account any deposits thereto constituting Excluded Amounts if the Servicer has, prior to such withdrawal and consent, delivered to the Administrative Agent a report setting forth the calculation of such Excluded Amounts in form and substance satisfactory to the Administrative Agent in its reasonable discretion.

(d)
Prior to the delivery of a Notice of Exclusive Control, the Servicer shall, pursuant to written instruction (which may be in the form of standing instructions), direct the Collateral Agent to invest, or cause the investment of, funds on deposit in the Controlled Accounts (other than set forth in the second succeeding sentence) in Permitted Investments, from the date of this Agreement until the Collection Date. Absent any such written instruction, such funds shall be invested in the Standby Investment. Funds on deposit in a Controlled Account for any Eligible Currency other than Dollars or the Payment Account shall not be invested. A Permitted Investment acquired with funds deposited in any Controlled Account shall mature not later than the Business Day immediately preceding any Payment Date, and shall not be sold or disposed of prior to its maturity. All income and gain realized from any such investment, as well as any interest earned on deposits in any Controlled Account shall be distributed in accordance with the provisions of Article II hereof. The Borrower shall deposit in the Collection Account or the Unfunded Exposure Account, as the case may be (with respect to investments made hereunder of funds held therein), an amount equal to the amount of any actual loss incurred, in respect of any such Permitted Investment, promptly (but in no event more than five (5) Business Days or, if the Transferor has rights pursuant to its Constituent Documents to request capital from its equityholder(s) in an amount equal to such actual loss and the Transferor has made a capital request to its equityholder(s) (and its equityholder(s) have irrevocably agreed to contribute such capital), 13 Business Days) upon realization of such loss. None of the Account Bank, the Collateral Agent, the Administrative Agent or any Lender shall be liable for the amount of any loss incurred, in respect of any investment, or lack of investment, of funds held in any Controlled Account. The parties hereto acknowledge that the Collateral Agent, the Administrative Agent, a Lender or any of their respective Affiliates may receive compensation with respect to the Permitted Investments.
(e)
Until the Collection Date, neither the Borrower nor the Servicer shall have any rights of direction or withdrawal, with respect to amounts held in any Controlled Account, except to the extent explicitly set forth in Section 2.04, Sections 2.17(a), (c), (d) and (f), or Section 2.18 or as otherwise expressly set forth in this Agreement. For the avoidance of doubt, the Collateral Agent shall have no obligation to determine or verify whether the Borrower or Servicer are complying with this clause (e).
(f)
Eligible Currency.
(i)
Subject to the Pari Passu Provisions, any and all payments made by the Borrower under the Transaction Documents shall be made in the applicable Eligible Currency; provided that: (i) repayment of Advances in an Eligible Currency other than Dollars shall be made in the corresponding Eligible Currency, and (ii) payment of interest on the Advances in an Eligible Currency other than Dollars shall be made in the corresponding Eligible Currency. Each party hereto agrees that the Available Collections and all such other amounts described in Section 2.04(a), Section 2.04(b) and Section 2.04(c) shall be applied in accordance with the priority of payments set forth in Section 2.04(a), Section 2.04(b) and Section 2.04(c). The Lenders and the Administrative Agent hereby instruct the Collateral Agent to apply the Available Collections and all such other amounts described in Section 2.04(a), Section 2.04(b) and Section 2.04(c) in accordance with Section 2.04(a), Section 2.04(b) and Section 2.04(c); provided that such payments shall be subject to availability of such funds pursuant to Section 2.04(a), Section 2.04(b) and Section 2.04(c).

(ii)
The Servicer shall instruct the Collateral Agent on the Determination Date immediately preceding each Payment Date, to convert amounts on deposit in the Collection Account into each Eligible Currency to the extent necessary to make payments pursuant to Section 2.04(a), Section 2.04(b) and Section 2.04(c), as applicable (as determined by the Servicer using the Spot Rate).
(iii)
Any Available Collections on deposit in the Principal Collection Subaccount denominated in an Eligible Currency may be converted by the Servicer into another Eligible Currency on any Business Day (other than a Payment Date) using the Spot Rate so long as (i) no Borrowing Base Deficiency exists either prior to and after giving effect to such conversion, and (ii) the converted amounts are used solely for purposes of acquiring a Loan Asset denominated in such other Eligible Currency pursuant to Section 2.18, making a prepayment of the Advances hereunder or paying an expense of the Borrower in accordance with Section 2.04 denominated in such Eligible Currency. The Servicer shall provide no less than one

(1) Business Day's prior written notice to the Administrative Agent and the Collateral Agent of any such conversion.

(iv)
The parties hereto acknowledge and agree that: (a) the Collateral Agent and Account Bank may rely conclusively on the bases for the prevailing market rate and shall not be held liable for any associated losses (including without limitation any losses incurred on account of the difference between an indicative market rate quoted by the Collateral Agent and the actual market rate prevailing in respect of an executed trade); and (b) the Collateral Agent or the Account Bank may receive any fees and spread on foreign exchange transactions customarily charged by such Person in connection with any foreign exchange transaction(s) settled pursuant to this Agreement. The Collateral Agent and the Account Bank may employ, as subcustodians for any Collateral denominated in Eligible Currencies other than Dollars, subcustodians and other securities depositories, clearing agencies and clearing systems. The Collateral Agent and the Account Bank may hold any such Collateral with one or more such Person in each case in a single account with such Person that is identified as belonging to the Collateral Agent for the benefit of its customers; provided that the records of the Collateral Agent and the Account Bank with respect to any such Collateral maintained in such account shall identify by book-entry such Collateral and proceeds thereof as belonging to the Borrower subject to the lien of the Collateral Agent hereunder. The Collateral Agent shall not be required to open any account or receive any Proceeds in any non-Dollar currencies other than a Eligible Currency.

Section 2.18 Reinvestment of Principal Collections.

On the terms and conditions hereinafter set forth as certified in writing to the Collateral Agent and the Administrative Agent, prior to the end of the Revolving Period, the Borrower (or the Servicer on its behalf) may, to the extent of any Principal Collections on deposit in the Principal Collection Subaccount:

(a)
direct the Collateral Agent to withdraw such funds for the purpose of reinvesting in additional Eligible Loan Assets to be Granted hereunder; provided that the following conditions are satisfied:
(i)
all conditions precedent set forth in Section 3.02 and Section

3.04 have been satisfied;

(ii)
no Event of Default has occurred and is continuing, or would result from such withdrawal and reinvestment, and no Unmatured Event of Default or Borrowing Base Deficiency exists or would result from such withdrawal and reinvestment;
(iii)
the representations and warranties contained in Sections 4.01,

4.02 and 4.03 hereof shall continue to be correct in all material respects (or, in the case of any representation and warranty that is already qualified by materiality, subject to the materiality standard set forth therein), except to the extent relating to an earlier date; and

(iv)
delivery of a Disbursement Request and a Borrowing Base Certificate, each executed by the Borrower and a Responsible Officer of the Borrower (or the Servicer on its behalf); or
(b)
direct the Collateral Agent to withdraw such funds for the purpose of making payments in respect of the Advances Outstanding in the applicable Eligible Currency at such time in accordance with and subject to the terms of Section 2.16.

Upon the satisfaction of the applicable conditions set forth in this Section 2.18 (as certified by the Borrower to the Collateral Agent and the Administrative Agent, which certification shall be deemed to be provided by delivery of the related acquisition instruction or trade ticket), the Borrower (or the Servicer on its behalf) or, after the delivery of a Notice of Exclusive Control which has not been rescinded, the Collateral Agent, will instruct the Account Bank to release funds from the Principal Collection Subaccount as directed by the Servicer in an amount not to exceed the lesser of (x) the amount requested by the Servicer for reinvestment or repayment and (y) the amount on deposit in the Principal Collection Subaccount on such day.

Section 2.19 Defaulting Lenders.

(a)
Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then:

(i)
the portion of the Advance funded by such Defaulting Lender shall not be included in determining whether Required Lenders have taken or may take any action hereunder and the Defaulting Lender shall not be included in determining whether all Lenders have taken or may have taken any action hereunder; provided that any waiver, amendment or modification requiring the consent of all Lenders which affects such Defaulting Lender differently than other affected Lenders or Lenders shall require the consent of such Defaulting Lender, as applicable;
(ii)
the Unused Fee shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender; and
(iii)
any amount payable to such Defaulting Lender hereunder (whether on account of principal, interest, fees or otherwise and including any amount that would otherwise be payable to such Defaulting Lender pursuant to Section 2.04) shall, in lieu of being distributed to such Defaulting Lender, be retained by the Administrative Agent and, subject to any applicable requirements of law, be applied at such time or times as may be determined by the Administrative Agent (A) first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder, (B) second, to the funding of any Advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent, (C) third, held in a deposit account as cash collateral for future funding obligations of the Defaulting Lender under this Agreement, (D) fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement, (E) fifth, so long as no Unmatured Event of Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement, and (F) sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is (x) a prepayment of the principal amount of any Advances and (y) made at a time when the conditions set forth in Section 3.02 are satisfied, such payment shall be applied solely to prepay the Advances of all non-Defaulting Lenders pro rata prior to being applied to the prepayment of any Advances of any Defaulting Lender in accordance with clauses (A) through (F) above, without the payment of any penalty, fee or premium.
(b)
In the event that the Administrative Agent, and, so long as no Event of Default exists, the Borrower determines (such determination not to be unreasonably withheld) that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, such Lender will cease to be a Defaulting Lender and the provisions of clause (a) above shall, from and after such determination, cease to be of further force or effect with respect to such Lender; provided that no change hereunder from Defaulting Lender to a non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender having been a Defaulting Lender.

(c)
Replacement of a Lender.
(i)
If any Lender becomes a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon not less than five (5) Business Days advance notice to the Administrative Agent and (if different) the related Lender, (x) require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 12.04), all of its respective interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender if a Lender accepts such assignment); provided that (A) the Borrower shall have received the prior written consent of the Administrative Agent with respect to any assignee that is not already a Lender hereunder, which consent shall not be unreasonably withheld, (B) the assignee shall not be an Affiliate of any of the Borrower, the Servicer or the Transferor, (C) such assigning Lender shall have received payment of an amount equal to all outstanding Advances funded or maintained by such Lender, together with all accrued interest thereon and all accrued Fees, and (D) in the case of any such assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have agreed to, and shall be sufficient (together with all other consenting Lenders) to cause the adoption of, the applicable consent, waiver or amendment of the Transaction Documents or (y) terminate the Commitment of such Lender and repay all Obligations of the Borrower owing to such Lender relating to the portion of the Advance held by such Lender as of such termination date, without the payment of any penalty, fee or premium (including the Prepayment Premium). A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to exist.
(ii)
Any Lender being replaced pursuant to Section 2.19(c)(i) above shall execute and deliver an Assignment and Acceptance with respect to such Lender's applicable Commitment and outstanding portion of the Advance funded by such Lender. Pursuant to such Assignment and Acceptance, (A) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender's Commitment and outstanding portion of the Advance and (B) all obligations of the Borrower owing to the assigning Lender relating to the Advance and Commitments so assigned shall be paid in full by the assignee Lender to such assigning Lender concurrently with such Assignment and Acceptance, the assignee Lender shall become a Lender hereunder and under each of the Transaction Documents and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned portion of the Advance and Commitments, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender. In connection with any such replacement, if any such Non-Consenting Lender or Defaulting Lender does not execute and deliver to the Administrative Agent a duly executed Assignment and Acceptance reflecting such replacement within three (3) Business Days of the date on which the assignee Lender executes and delivers such Assignment and Acceptance to such Non-Consenting Lender or Defaulting Lender, then such Non-Consenting Lender or Defaulting Lender shall be deemed to have executed and delivered such Assignment and Acceptance without any action on the part of the Non-Consenting Lender or Defaulting Lender.

(d)
In the event that the Borrower or the Administrative Agent has requested any consent, waiver or amendment by any Lender or the Lenders to any matter pursuant to this Agreement, and such consent, waiver or amendment in question requires the agreement of all affected Lenders, the Lenders or the Required Lenders, then any Lender who does not agree to such consent, waiver or amendment within five (5) Business Days' written notice to such Lender that such amendment has been agreed to by the Required Lenders shall be deemed a "Non-Consenting Lender." For the avoidance of doubt, (x) Non-Consenting Lender shall not include any Lender that abstains from voting on any consent, waiver or amendment if the vote of such Lender would not be required in order for such consent, waiver or amendment to be approved pursuant to this Agreement, and (y) if the Administrative Agent is also a Lender, any failure of the Administrative Agent, acting in its capacity as Administrative Agent, to grant any consent, waiver or amendment shall not result in the Administrative Agent, acting in its capacity as a Lender, being deemed to be a Non-Consenting Lender. In the event that the Administrative Agent in its individual capacity is a Non-Consenting Lender and the Borrower has replaced the Administrative Agent in its capacity as a Non-Consenting Lender pursuant to this Section 2.19, then the Borrower shall have the right to remove and replace the Administrative Agent in accordance with Section 9.01(h).

Section 2.20 Benchmark Replacement Setting.

(a)
Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, if (A) a Benchmark Transition Event and (B) a Benchmark Replacement Date with respect thereto have occurred prior to the Reference Time in connection with any setting of the then-current Benchmark (Dollar), then such Benchmark Replacement (Dollar) will replace the then-current Benchmark (Dollar) for all purposes under this Agreement and under any other Transaction Document in respect of such Benchmark (Dollar) setting and subsequent Benchmark (Dollar) settings without requiring any amendment to, or requiring any further action by or consent of any other party to, this Agreement or any other Transaction Document.
(b)
Benchmark Replacement Conforming Changes. In connection with the implementation or administration of Term SOFR or a Benchmark Replacement (Dollar), the Administrative Agent will have the right, with the prior written consent of the Borrower, to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective upon receipt of the consent of the Borrower but without requiring any further action by or consent of any other party to this Agreement or any other Transaction Document.
(c)
Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify all the parties hereto in writing in advance (if feasible) of (i) any occurrence of (A) a Benchmark Transition Event and (B) the Benchmark Replacement Date with respect thereto, (ii) the implementation of any Benchmark Replacement (Dollar), and (iii) the effectiveness of any Benchmark Replacement Conforming Changes.

(d)
Benchmark Replacement (Non-Dollar). Notwithstanding any provision to the contrary set forth in this Agreement, if at any time the Administrative Agent determines (and the Borrower consents to such determination), that a Benchmark Transition Event has arisen with respect to any Benchmark other than the Benchmark (Dollar) or the Canadian Benchmark, then the Administrative Agent and the Borrower may designate a new benchmark rate (which may include spread adjustments applicable to such rate or any rate based on such rate) to be used to calculate such Benchmark, which benchmark rate may be (i) a comparable successor rate that, at such time, is broadly accepted by the U.S. syndicated loan market for loans denominated the applicable currency (as applicable) in lieu of the then-applicable Benchmark for such currency or

(ii) such other benchmark rate designated by the Administrative Agent and the Borrower and consented to by the Required Lenders. Except as set forth in the immediately preceding sentence, the designation of such alternative benchmark rate shall become effective without any further action or consent of any other party to this Agreement. If (x) the circumstances described above have arisen and (y) the Benchmark for such currency cannot be determined for such Remittance Period in accordance with the definition of the applicable Benchmark, then until an alternate benchmark rate shall be determined in accordance with this clause (d), for any Advance denominated in such currency, the Benchmark shall be equal to the benchmark for the Administrative Agent's cost of funds in such currency (as determined in good faith by the Administrative Agent by written notice to the Borrower); provided that the Borrower shall have the right upon written notice to the Administrative Agent to convert any such Advance to be denominated in Dollars bearing interest at the Benchmark (Dollar).

Any determination, decision or election that may be made by the Administrative Agent pursuant to this Section 2.20, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and, except as expressly provided herein, may be made in the Administrative Agent's sole discretion and without consent from any other party to this Agreement or any other Transaction Document.

(e)
Canadian Benchmark Replacement Setting.
(i)
Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, if (A) a Canadian Benchmark Transition Event and (B) a Canadian Benchmark Replacement Date with respect thereto have occurred prior to any setting of the then-current Canadian Benchmark, then such Canadian Benchmark Replacement will replace the then-current Canadian Benchmark for all purposes under this Agreement and under any other Transaction Document in respect of such Canadian Benchmark setting and subsequent Canadian Benchmark settings without any amendment to, or requiring any further action by or consent of any other party to, this Agreement or any other Transaction Document.
(ii)
Canadian Benchmark Conforming Changes. In connection with the implementation or administration of Term CORRA or a Canadian

Benchmark Replacement, the Administrative Agent will have the right, with the consent of the Borrower, to make Canadian Benchmark Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Canadian Benchmark Conforming Changes will become effective upon receipt of the consent of the Borrower but without any further action or consent of any other party to this Agreement or any other Transaction Document.

(iii)
Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify all the parties hereto in writing in advance (if feasible) of (i) any occurrence of (A) a Canadian Benchmark Transition Event and

(B) the Canadian Benchmark Replacement Date with respect thereto, (ii) the implementation of any Canadian Benchmark Replacement, and (iii) the effectiveness of any Canadian Benchmark Conforming Changes.

ARTICLE III

CONDITIONS PRECEDENT

Section 3.01 Conditions Precedent to Effectiveness.

(a)
This Agreement shall be effective upon satisfaction of the conditions precedent that:

(i)
all acts and conditions (including, the obtaining of any

necessary consents and regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened prior to the execution, delivery and performance of this Agreement and all related Transaction Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all Applicable Law;

(ii)
[reserved];
(iii)
any and all information submitted to each Lender and the Administrative Agent by the Borrower, the Transferor or the Servicer or any of their Affiliates is true and accurate in all material respects and not misleading in any material respects;
(iv)
each Lender shall have received all documentation and other information requested by such Lender in its sole discretion and/or required by regulatory authorities with respect to the Borrower, the Transferor and the Servicer under applicable "know your customer" and Anti-Money Laundering Laws, including, the Patriot Act, all in form and substance satisfactory to each Lender;

(v)
at least five (5) days prior to the Closing Date, the Borrower shall deliver a Beneficial Ownership Certification;
(vi)
the Administrative Agent shall have received on or before the date of such effectiveness the items listed in Schedule I hereto, each in form and substance satisfactory to the Administrative Agent and each Lender;
(vii)
in the judgment of the Administrative Agent and each Lender, there shall have been no material adverse change in the Borrower's (or the Servicer's) underwriting, servicing, collection, operating and reporting procedures and systems since the completion of due diligence by the Administrative Agent and each Lender;
(viii)
the results of the Administrative Agent's financial, legal, tax and accounting due diligence relating to the Transferor, the Borrower, the Servicer, the Eligible Loan Assets and the transactions contemplated hereunder are satisfactory to the Administrative Agent;
(ix)
the Borrower shall have paid (or contemporaneously with the effectiveness of this Agreement but prior to the funding of any Advance shall pay) in full all fees then required to be paid, including all fees required hereunder and under the applicable Lender Fee Letters and the Collateral Agent and Collateral Custodian Fee Letter and shall have reimbursed the Lenders, the Administrative Agent, the Collateral Custodian, the Account Bank and the Collateral Agent for all fees, costs and expenses of closing the transactions contemplated hereunder and under the other Transaction Documents, including the attorney fees and any other legal and document preparation costs incurred by the Lenders and the Administrative Agent; and
(x)
with respect to any Advance to be made on the Closing Date, the Lenders and the Administrative Agent shall have received a Notice of Borrowing with respect to such Advance demonstrating that immediately after the making of such initial Advance, (i) the Borrowing Base Test (Aggregate) shall be satisfied and (ii) if such Advance is denominated in AUD, CAD, EUR or GBP, then the applicable clause of the Borrowing Base Test related to such Eligible Currency shall be satisfied.
(b)
By its execution and delivery of this Agreement, each of the Borrower and the Servicer hereby certifies that each of the conditions precedent to the effectiveness of this Agreement set forth in this Section 3.01 (other than such conditions precedent subject to the judgment or satisfaction of the Administrative Agent or any Lender) have been satisfied.

Section 3.02 Conditions Precedent to All Advances. Each Advance to the Borrower from the Lenders shall be subject to the further conditions precedent that:

(a)
On the Advance Date of such Advance, the following statements shall be true and correct, and the Borrower by accepting any amount of such Advance shall be deemed to have certified that:
(i)
the Borrower (or the Servicer (on behalf of the Borrower)) shall have delivered to the Administrative Agent and each Lender (with a copy to the

Collateral Custodian and the Collateral Agent), no later than 11:00 a.m. (i) at least one (1) Business Day before the Business Day on which the Advance is to be made for Dollar Advances, (ii) at least two (2) Business Days before the Business Day on which the Advance is to be made for CAD Advances, Euro Advances or GBP Advances or (iii) at least three (3) Business Days before the Business Day on which the Advance is to be made for AUD Advances: (A) a Notice of Borrowing and an Officer's Certificate (which may be included as part of the Notice of Borrowing) computed as of the proposed Advance Date and after giving effect thereto and to the purchase by the Borrower of the Eligible Loan Assets to be purchased by it on such Advance Date, demonstrating that the Investment Criteria are satisfied on the date on which the Borrower (or the Servicer on its behalf) commits to purchase such Eligible Loan Asset (and after giving effect to such commitment), (B) a Borrowing Base Certificate, (C) a Loan Asset Schedule, (D) an Approval Notice (for any such Loan Asset (other than a Specified Loan Asset) added to the Collateral on the related Advance Date) and (E) such additional information, approvals, documents, certificates and reports as may be reasonably requested by the Administrative Agent;

(ii)
immediately after the making of such Advance on the applicable Advance Date, (i) the Borrowing Base Test (Aggregate) is satisfied and (ii) if such Advance is denominated in AUD, CAD, EUR or GBP, then the applicable part of the Borrowing Base Test related to such Eligible Currency is satisfied;
(iii)
(A) the Borrower shall have delivered (i) to the Administrative Agent, on or prior to the related Cut-Off Date, the Approval Notice and (ii) to the Collateral Custodian (with a copy to the Administrative Agent), on or prior to the related Cut-Off Date, the Loan Checklist, (B) in the case of any Loan Asset acquired by the Borrower through direct origination by the Borrower or an Affiliate thereof, the Borrower shall have delivered to (1) the Collateral Custodian (with a copy to the Administrative Agent) within two (2) Business Days (or within five (5) Business Days in the case of clause (c) of the definition of Required Loan Documents (provided that any financing statement or other document required to be file stamped by a Governmental Authority shall be delivered as soon as they are reasonably available (even if not within five (5) Business Days)) of the date on which funds are released to the related Obligor for settlement of the Loan Asset (as notified by the Collateral Agent to the Administrative Agent), the Required Loan Documents and (2) to the Administrative Agent, prior to the release of such funds to the related Obligor as set forth in clause (1), a confirmation from the Servicer that the Required Loan Documents have been finalized and agreed among the relevant parties (which, if the Loan Assets to be Pledged are closed in escrow, may take the form of a certificate (in the form of Exhibit G) from the closing attorneys of such Loan Assets certifying the possession of the Required Loan Documents) and that the Borrower will provide copies of the fully executed Required Loan Documents to the Collateral Custodian (with a copy to the Administrative Agent) as set forth in clause (1); and (C) in the case of a Loan Asset acquired by the Borrower from a third party, the Borrower shall cause to be delivered to the Collateral Custodian (with a copy to the Administrative Agent), within two (2) Business Days after the related Cut-Off Date, (1) the Required Loan Documents, (2) an executed copy of each assignment and assumption agreement, transfer document or instrument relating to each Loan Asset so Pledged evidencing the assignment of such Loan Asset from any prior third party owner thereof directly to the Borrower, and (3) other than in the case of a Noteless Loan, an e-mailed copy of the duly executed original promissory notes of the Loans so Pledged (and, in the case of any Noteless Loan, a fully executed assignment agreement);

(iv)
the representations and warranties contained in Sections 4.01,

4.02 and 4.03 are true and correct in all material respects (or, in the case of any representation and warranty that is already qualified by materiality, subject to the materiality standard set forth therein), and there exists no breach of any covenant contained in Sections 5.01, 5.02, 5.03 and 5.04 in any material respect (or, in the case of any covenant that is already qualified by materiality, subject to the materiality standard set forth therein) before and after giving effect to the Advance to take place on such Advance Date and to the application of proceeds therefrom, on and as of such day as though made on and as of such date (other than any representation and warranty that is made as of a specific date);

(v)
no Event of Default has occurred and is continuing, or would result from such Advance, and no Unmatured Event of Default or Borrowing Base Deficiency exists or would result from such Advance;
(vi)
no event has occurred and is continuing, or would result from such Advance, which constitutes a Servicer Default or any event which, if it continues uncured, will, with notice or lapse of time, constitute a Servicer Default;
(vii)
since the Closing Date, there has been no Material Adverse

Effect;

(viii)
no Liens exist in respect of Taxes (other than Permitted Liens)

which are prior to the lien of the Collateral Agent on the Eligible Loan Assets to be Granted on such Advance Date;

(ix)
if any Eligible Loan Asset is acquired by the Borrower pursuant to the Purchase and Sale Agreement, all terms and conditions of the Purchase and Sale Agreement required to be satisfied in connection with the assignment of each Eligible Loan Asset being Granted hereunder on such Advance Date (and the Related Asset related thereto), including, the perfection of the Borrower's interests therein, shall have been satisfied in full, and all filings (including, UCC filings) required to be made by any Person and all actions required to be taken or performed by any Person in any jurisdiction to give the Collateral Agent, for the benefit of the Secured Parties, a first priority perfected security interest (subject only to Permitted Liens) in the Collateral, including such Eligible Loan Assets and the Related Asset and the proceeds thereof shall have been made, taken or performed;
(x)
the Loan Asset to be acquired with the proceeds of such Advance is an Eligible Loan Asset as of the date of funding; and

(xi)
(A) with respect to Eligible Loan Assets purchased with Advances, such Advance shall be denominated in the same Eligible Currency as such Loan Asset, (B) with respect to Eligible Loan Assets purchased with available Principal Collections, such Principal Collections shall be denominated in the same Eligible Currency (or converted to such Eligible Currency pursuant to Section 2.17(f)(iii)) as the Loan Asset acquired in connection with such reinvestment and (C) with respect to any substitution pursuant to Section 2.07(a), the Loan Asset sold in connection with such substitution shall be denominated in the same Eligible Currency as the Loan Asset acquired in connection with such substitution.
(b)
The Borrower shall have provided a request for an Approval Notice for each Loan Asset (other than a Specified Loan Asset) intended to be included in the Collateral in connection with the applicable Advance Date (and such information in respect of each such Loan Asset that is requested by the Administrative Agent) no later than 10:00 a.m. on the date that is no fewer than five (5) Business Days prior to the applicable Advance Date (or such shorter period approved by the Administrative Agent); provided that the Administrative Agent may reduce or waive such number of Business Days in its sole discretion. The Administrative Agent shall have provided an Approval Notice to the Borrower for each of the Eligible Loan Assets (other than Specified Loan Assets) identified in the applicable Loan Asset Schedule for inclusion in the Collateral on the applicable Advance Date.
(c)
No Applicable Law shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of such Advances by any Lender or the proposed Grant of Eligible Loan Assets in accordance with the provisions hereof.
(d)
The proposed Advance Date shall take place during the Revolving Period.
(e)
The Borrower shall have paid (or contemporaneously with but in no event later than the making of such Advance shall pay) in full all fees then required to be paid, including all fees required hereunder and under the applicable Lender Fee Letters and the Collateral Agent and Collateral Custodian Fee Letter.
(f)
If the proceeds of the Advance will be used to acquire a Loan Asset, such Advance shall be denominated in the same Eligible Currency as such Loan Asset.
(g)
Immediately after the making such Advance, if such Advance is denominated in an Eligible Currency other than Dollars, then the applicable part of the Borrowing Base Test related to such Eligible Currency shall be satisfied.

Section 3.03 Advances Do Not Constitute a Waiver. No Advance made hereunder shall constitute a waiver of any condition to any Lender's obligation to make such an Advance unless such waiver is in writing and executed by such Lender.

Section 3.04 Conditions to Acquisition of Loan Assets. Each Grant of an additional Eligible Loan Asset pursuant to Section 2.06, a Substitute Eligible Loan Asset pursuant to Section 2.07(b), an additional Eligible Loan Asset pursuant to Section 2.18 or any other Grant of a Loan Asset hereunder shall be subject to the further conditions precedent that (as certified to the Collateral Agent by the Borrower):

(a)
the Borrower (or the Servicer (on behalf of the Borrower)) shall have delivered to the Administrative Agent and each Lender (with a copy to the Collateral Custodian and the Collateral Agent) no later than 5:00 p.m. on the date that is one (1) Business Day prior to the related Cut-Off Date: (i) a Borrowing Base Certificate, (ii) a Loan Asset Schedule, (iii) and Approval Notice (for each Loan Asset (other than a Specified Loan Asset) added to the Collateral on the related Cut-Off Date) and (iv) such additional information, approvals, documents, certificates and reports as may be reasonably requested by the Administrative Agent;
(b)
(A) the Borrower shall have delivered (i) to the Administrative Agent, on or prior to the related Cut-Off Date, the Approval Notice and (ii) to the Collateral Custodian (with a copy to the Administrative Agent), on or prior to the related Cut-Off Date, the Loan Checklist, (B) in the case of any Loan Asset acquired by the Borrower through direct origination by the Borrower or an Affiliate thereof, the Borrower shall have delivered to (1) the Collateral Custodian (with a copy to the Administrative Agent) within two (2) Business Days (or within five (5) Business Days in the case of clause (c) of the definition of Required Loan Documents (provided that any financing statement or other document required to be file stamped by a Governmental Authority shall be delivered as soon as they are reasonably available (even if not within five (5) Business Days))) of the date on which funds are released to the related Obligor for settlement of the Loan Asset (as notified by the Collateral Agent to the Administrative Agent), the Required Loan Documents and (2) to the Administrative Agent, prior to the release of such funds to the related Obligor as set forth in clause (1), a confirmation from the Servicer that the Required Loan Documents have been finalized and agreed among the relevant parties (which, if the Loan Assets to be Pledged are closed in escrow, may take the form of a certificate (in the form of Exhibit G) from the closing attorneys of such Loan Assets certifying the possession of the Required Loan Documents) and that the Borrower will provide copies of the fully executed Required Loan Documents to the Collateral Custodian (with a copy to the Administrative Agent) as set forth in clause (1); and (C) in the case of a Loan Asset acquired by the Borrower from a third party, the Borrower shall cause to be delivered to the Collateral Custodian (with a copy to the Administrative Agent), within two (2) Business Days after the related Cut-Off Date, (1) the Required Loan Documents, (2) an executed copy of each assignment and assumption agreement, transfer document or instrument relating to each Loan Asset so Pledged evidencing the assignment of such Loan Asset from any prior third party owner thereof directly to the Borrower, and (3) other than in the case of a Noteless Loan, an e-mailed copy of the duly executed original promissory notes of the Loans so Pledged (and, in the case of any Noteless Loan, a fully executed assignment agreement);
(c)
with respect to Eligible Loan Assets purchased with Advances and available Principal Collections, the Investment Criteria are satisfied on the date on which the Borrower (or the Servicer on its behalf) commits to purchase such Eligible Loan Asset (and after giving effect to such commitment);

(d)
no Liens exist in respect of Taxes (other than Permitted Liens) which are prior to the lien of the Collateral Agent on the Eligible Loan Assets to be Granted on such Cut-Off Date;
(e)
if any Eligible Loan Asset is acquired by the Borrower pursuant to the Purchase and Sale Agreement, then all terms and conditions of the Purchase and Sale Agreement required to be satisfied in connection with the assignment of each Eligible Loan Asset being Granted hereunder on such Cut-Off Date (and the Related Asset), including, the perfection of the Borrower's interests therein, shall have been satisfied in full, and all filings (including, UCC filings) required to be made by any Person and all actions required to be taken or performed by any Person in any jurisdiction to give the Collateral Agent, for the benefit of the Secured Parties, a first priority perfected security interest (subject only to Permitted Liens) in such Eligible Loan Assets and the Related Asset and the proceeds thereof shall have been made, taken or performed;
(f)
the Administrative Agent shall have provided an Approval Notice to the Borrower for each of the Eligible Loan Assets (other than Specified Loan Assets) identified in the applicable Loan Asset Schedule for inclusion in the Collateral on the applicable Cut-Off Date;
(g)
no Event of Default has occurred and is continuing, or would result from such Grant, and no Unmatured Event of Default exists, or would result from such Grant (other than, with respect to any Grant of an Eligible Loan Asset necessary to cure a Borrowing Base Deficiency in accordance with Section 2.06, an Unmatured Event of Default arising solely pursuant to such Borrowing Base Deficiency); and
(h)
the representations and warranties contained in Sections 4.01, 4.02 and

4.03 are true and correct in all material respects, and there exists no material breach of any covenant contained in Sections 5.01, 5.02, 5.03 and 5.04 before and after giving effect to the Grant to take place on such Cut-Off Date, on and as of such day as though made on and as of such date (other than any representation and warranty that is made as of a specific date).

ARTICLE IV REPRESENTATIONS AND WARRANTIES

Section 4.01 Representations and Warranties of the Borrower. The Borrower hereby represents and warrants, as of each Measurement Date and as of each other date provided under this Agreement or the other Transaction Documents on which such representations and warranties are required to be (or deemed to be) made (unless a specific date is specified below):

(a)
Organization, Good Standing and Due Qualification. The Borrower is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power and, except where failure to do so would not cause a Material Adverse Effect, all licenses necessary to own its assets and to transact the business in which it is engaged and, except where failure to do so would not cause a Material Adverse Effect, is duly qualified and in good standing under the laws of each jurisdiction where the transaction of such business or its ownership of the Loan Assets and the Collateral requires such qualification.

(b)
Power and Authority; Due Authorization; Execution and Delivery. The Borrower has the power, authority and legal right to make, deliver and perform this Agreement and each of the Transaction Documents to which it is a party and all of the transactions contemplated hereby and thereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and each of the Transaction Documents to which it is a party, and to grant to the Collateral Agent, for the benefit of the Secured Parties, a first priority perfected security interest in the Collateral on the terms and conditions of this Agreement, subject only to Permitted Liens.
(c)
Binding Obligation. This Agreement and each of the Transaction Documents to which the Borrower is a party constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by Bankruptcy Laws and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law).
(d)
All Consents Required. No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority, bureau or agency is required in connection with the execution, delivery or performance by the Borrower of this Agreement or any Transaction Document to which it is a party or the validity or enforceability of this Agreement or any such Transaction Document or the Loan Assets or the transfer of an ownership interest or security interest in such Loan Assets, other than, in each case (x) such as have been met or obtained and are in full force and effect and

(y) any consents, licenses, approvals, authorizations, registrations or declarations which the failure to obtain would not reasonably be expected to result in a Material Adverse Effect.

(e)
No Violation. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and all other agreements and instruments executed and delivered or to be executed and delivered pursuant hereto or thereto in connection with the Grant of the Collateral will not (i) create any Lien on the Collateral other than Permitted Liens or (ii) violate any Applicable Law or the Constituent Documents of the Borrower or (iii) violate any contract or other agreement to which the Borrower is a party or by which the Borrower or any property or assets of the Borrower may be bound, other than, solely with respect to clause (iii) above, any such violation which would result in a Material Adverse Effect.
(f)
No Proceedings. There is no litigation or administrative proceeding or investigation pending or, to the knowledge of the Borrower, threatened against the Borrower or any properties of the Borrower, before any Governmental Authority (i) asserting the invalidity of this Agreement or any other Transaction Document to which the Borrower is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which the Borrower is a party or (iii) seeking any determination or ruling that would reasonably be expected to have a Material Adverse Effect.

(g)
Selection Procedures. In selecting the Loan Assets to be Granted pursuant to this Agreement, no selection procedures were employed which are intended to be adverse to the interests of the Lenders.
(h)
Bulk Sales. The Grant of the security interest in the Collateral by the Borrower to the Collateral Agent, for the benefit of the Secured Parties, pursuant to this Agreement, is in the ordinary course of business for the Borrower and is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.
(i)
Grant of Collateral. The Borrower has good and marketable title to all of the Collateral. The Borrower has taken all actions necessary to perfect its interest in the Collateral transferred by the Transferor. Except as otherwise expressly permitted by the terms of this Agreement, no item of Collateral has been sold, transferred, assigned or pledged by the Borrower to any Person, other than as contemplated by Article II and the Grant of such Collateral to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the terms of this Agreement.
(j)
Indebtedness. The Borrower has no Indebtedness, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) Indebtedness incurred under the terms of the Transaction Documents and (ii) Indebtedness incurred pursuant to certain ordinary business expenses arising pursuant to the transactions contemplated by this Agreement and the other Transaction Documents.
(k)
Sole Purpose. The Borrower has been formed solely for the purpose of engaging in transactions of the types contemplated by this Agreement, and has not engaged in any business activity other than the negotiation, execution and to the extent applicable, performance of this Agreement and the transactions contemplated by the Transaction Documents.
(l)
No Injunctions. No injunction, writ, restraining order or other order of any nature adversely affects the Borrower's performance of its obligations under this Agreement or any Transaction Document to which the Borrower is a party.
(m)
Taxes. The Borrower has filed or caused to be filed on a timely basis all income and other material tax returns (including, all foreign, federal, state, local and other tax returns) required to be filed by, or on behalf of, or with respect to the income, assets or properties of it (subject to any extensions to file properly obtained by the same), is not liable for Taxes payable by any other Person and has paid or made adequate provisions for the payment of all income and other material Taxes, due and payable from the Borrower or with respect to its assets or property except for those Taxes being contested in good faith by appropriate proceedings and in respect of which it has established reserves in accordance with GAAP on its books. No Tax lien (other than a Permitted Lien) or similar adverse claim has been filed, and no claim is being asserted, with respect to any such Tax. Any material Taxes due and payable by the Borrower in connection with the execution and delivery of this Agreement and the other Transaction Documents and the transactions contemplated hereby or thereby have been paid or shall have been paid if and when due.

(n)
Location. The Borrower's location (within the meaning of Article 9 of the UCC) is Delaware. The chief executive office of the Borrower (and the location of the Borrower's records regarding the Collateral (other than those delivered to the Collateral Custodian)) is located at the address set forth in Section 12.02 (or at such other address as shall be designated by such party in a written notice to the other parties hereto).
(o)
Tradenames. Except as permitted hereunder, including with the consent of the Administrative Agent, the Borrower has not changed its name since its formation and does not have tradenames, fictitious names, assumed names or "doing business as" names under which it has done or is doing business.
(p)
Solvency. The Borrower is not the subject of any Bankruptcy Proceedings or Bankruptcy Event. The Borrower is Solvent, and the transactions under this Agreement and any other Transaction Document to which the Borrower is a party do not and will not render the Borrower not Solvent. The Borrower is paying its debts as they become due (subject to any applicable grace period); and the Borrower, after giving effect to the transactions contemplated hereby, will have adequate capital to conduct its business.
(q)
No Subsidiaries. The Borrower has no Subsidiaries.
(r)
Value Given. The Borrower has given fair consideration and reasonably equivalent value to the Transferor in exchange for the purchase of the Loan Assets (or any number of them) from the Transferor pursuant to the Purchase and Sale Agreement. No such transfer has been made for or on account of an antecedent debt owed by the Borrower to the Transferor and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.
(s)
Reports Accurate. All Servicer's Certificates, Servicing Reports, Notices of Borrowing, Borrowing Base Certificates and other written or electronic information, exhibits, financial statements, documents, books, records or reports furnished by the Borrower (or the Servicer on its behalf) to the Administrative Agent, the Collateral Agent, the Lenders or the Collateral Custodian in connection with the Transaction Documents (other than any projections or other forward-looking statements) are, as of their date, accurate, true and correct in all material respects and no such document or certificate contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein in light of the circumstances under which they were made not misleading in any material respect; provided that, solely with respect to written or electronic information furnished by the Borrower (or the Servicer on their behalf) which was provided to the Borrower (or the Servicer on their behalf) from or on behalf of an Obligor with respect to a Loan Asset (or is derived therefrom), such information need only be accurate, true and correct in all material respects to the knowledge of the Borrower (or the Servicer on their behalf); provided, further, that any projections or forward-looking information (including such statements with respect to the collectability of, or risks or benefits associated with a Loan Asset) provided by or on behalf of the Borrower were prepared in good faith based on assumptions believed by the Borrower to be reasonable at the time so prepared.

(t)
Exchange Act Compliance; Regulations T, U and X. None of the transactions contemplated herein or in the other Transaction Documents (including, the use of proceeds of the Advances) will violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including, Regulations T, U and X of the Board of Governors of the

Federal Reserve System, 12 C.F.R., Chapter II. The Borrower does not own or intend to carry or purchase, and no proceeds from the Advances will be used to carry or purchase, any Margin Stock or to extend "purpose credit" within the meaning of Regulation U.
(u)
No Adverse Agreements. There are no agreements in effect adversely affecting the rights of the Borrower to make, or cause to be made, the grant of the security interest in the Collateral contemplated by the Grant.
(v)
Event of Default/Unmatured Event of Default. No event has occurred and is continuing which constitutes an Event of Default or an Unmatured Event of Default (other than any Event of Default or Unmatured Event of Default which has previously been disclosed to the Administrative Agent as such).
(w)
Servicing Standard. Each of the Loan Assets was underwritten or acquired and is being serviced in conformance with the Servicing Standard and the standard underwriting, credit, collection, operating and reporting procedures and systems of the Servicer or the Transferor.
(x)
ERISA.
(i)
The present value of all benefits vested under each Pension Plan does not exceed the value of the assets of the Pension Plan allocable to such vested benefits (based on the value of such assets as of the last annual valuation date) determined in accordance with the assumptions used for funding such Pension Plan pursuant to Sections 412 and 430 of the Code in an amount that would reasonably be expected to result in a Material Adverse Effect. No ERISA Event has occurred or is reasonably expected to occur, that, in the aggregate, would reasonably be expected to have a Material Adverse Effect.
(ii)
The Borrower (a) is not a Benefit Plan Investor and (b) is not a "governmental plan" within the meaning of Section 3(32) of ERISA ("Governmental Plan"), and neither the Borrower nor any transactions by or with the Borrower are subject to state statutes regulating investments of and fiduciary obligations with respect to Governmental Plans or to state statutes that impose prohibitions similar to those contained in Section 406 of ERISA or Section 4975 of the Code ("Similar Law").
(y)
Allocation of Charges. There is not any agreement or understanding between the Servicer and the Borrower (other than as expressly set forth herein or as consented to by the Administrative Agent), providing for the allocation or sharing of obligations to make payments or otherwise in respect of any Taxes; provided that it is understood and acknowledged that the Borrower will be disregarded as an entity separate from the Transferor for U.S. federal income tax purposes.

(z)
Broker/Dealer. The Borrower is not a broker/dealer or subject to the Securities Investor Protection Act of 1970, as amended.

(aa) Instructions to Obligors. The Collection Account is the only account to which Obligors, agent banks or administrative agents on the Loan Assets have been instructed by the Borrower, or the Servicer on the Borrower's behalf, to send Principal Collections and Interest Collections on the Collateral. The Borrower has not granted any Person other than the Collateral Agent, on behalf of the Secured Parties, a Lien on the Collection Account.

(bb) Investment Company Act. The Borrower is not required to register as an "investment company" under the provisions of the 1940 Act.

(cc) Compliance with Law. The Borrower (i) has complied in all material respects with all Applicable Law to which it may be subject and (ii) is not in violation in any material respect of any order of any Governmental Authority or other board or tribunal. The Borrower has not received any notice that it is not in compliance in any respect with any of the requirements of the foregoing. The Borrower has maintained in all material respects all records required to be maintained by any applicable Governmental Authority.

(dd) Collections. The Borrower acknowledges that all Available Collections received by it or its Affiliates with respect to the Collateral Granted hereunder are held and shall be held in trust for the benefit of the Collateral Agent, on behalf of the Secured Parties until deposited into the Collection Account within two (2) Business Days after receipt as required herein.

(ee) Set-Off, etc. No Eligible Loan Asset in the Collateral has been compromised, adjusted, extended, satisfied, subordinated, rescinded, set-off or modified by the Borrower, the Transferor or the Obligor thereof following the related Cut-Off Date, and no Eligible Loan Asset in the Collateral is subject to compromise, adjustment, extension, satisfaction, subordination, rescission, set-off, counterclaim, defense, abatement, suspension, deferment, deduction, reduction, termination or modification, whether arising out of transactions concerning the Collateral or otherwise, by the Borrower, the Transferor or the Obligor with respect thereto following the related Cut-Off Date, except, in each case, for amendments, extensions and modifications, if any, to such Collateral otherwise permitted pursuant to Section 6.04(a) of this Agreement and in accordance with the Servicing Standard.

(ff) Full Payment. As of the applicable Cut-Off Date thereof, the Borrower has no knowledge of any fact which should lead it to expect that any Loan Asset will not be paid in full.

(gg) Environmental. With respect to each item of Related Collateral as of the applicable Cut-Off Date for the Loan Asset related to such Related Collateral, to the actual knowledge of a Responsible Officer of the Borrower: (i) the related Obligor's operations comply in all material respects with all applicable Environmental Laws; (ii) none of the related Obligor's operations is the subject of a federal or state investigation evaluating whether any remedial action, involving expenditures, is needed to respond to a release of any Materials of Environmental Concern into the environment; and (iii) the related Obligor does not have any material contingent liability in connection with any release of any Materials of Environmental Concern into the environment, in each case, except as otherwise specified in the Underlying Instruments pertaining to such Loan Asset. As of the applicable Cut-Off Date for the Loan Asset related to such Related Collateral, none of the Borrower, the Transferor nor the Servicer has received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any material violation, alleged material violation, material non-compliance, material liability or potential material liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Related Collateral, nor does any such Person have knowledge or reason to believe that any such notice will be received or is being threatened, in each case, except as otherwise specified in the Underlying Instruments pertaining to such Loan Asset.

(hh) Anti-Corruption Laws; Anti-Money Laundering Laws; Sanctions.

(i)
None of the Borrower or, to the knowledge of the Borrower, any of its Subsidiaries or any Obligor, is a Person that is, or is 50% or more owned or controlled by one or more Persons that is: (x) the subject of any Sanctions or (y) located, organized or resident in Sanctioned Country.
(ii)
The Borrower will not use or make available any part of the proceeds of any Advance, directly or indirectly: (i) for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of applicable Anti-Corruption Laws; (ii) in any manner that would constitute a violation of applicable Anti-Money Laundering Laws, or (iii)(A) to fund or facilitate any activities or business of or with any Person that is the subject of Sanctions, or in any Sanctioned Country, in each case in violation of applicable Sanctions or (B) in any other manner that would result in a violation of Sanctions by any Person party to this Agreement.
(iii)
None of the Borrower nor any of its Subsidiaries is a foreign shell bank. For purposes of the forgoing, "foreign shell bank" means a bank that does not maintain a physical presence in any country and is not subject to inspection by a banking authority.
(iv)
No Collateral or any portion thereof represents or consists of funds, assets or other property or interests in property that is blocked or frozen pursuant to any Sanctions.
(v)
The Borrower acknowledges by executing this Agreement that the Lenders (or the Administrative Agent on their behalf) have notified the Borrower that, pursuant to the requirements of the Patriot Act, each Lender is required to obtain, verify and record such information as may be necessary to identify the Borrower or any Person owning twenty-five percent (25%) or more of the direct or indirect Equity Interests of the Borrower (including the name and address of such Person) in accordance with the Patriot Act.

(vi)
The Borrower and its Subsidiaries have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions.
(ii)
Confirmation from Transferor. The Borrower has received in writing from the Transferor confirmation that the Transferor will not cause the Borrower to file a voluntary bankruptcy petition under the Bankruptcy Code.

(jj) Accuracy of Representations and Warranties. Each representation or warranty by the Borrower contained herein, in any Transaction Document or in any certificate or other document furnished by the Borrower pursuant hereto or in connection herewith is true and correct in all material respects (or, in the case of any representation and warranty that is already qualified by materiality, subject to the materiality standard set forth therein).

(kk) Security Interest.

(i)
This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Collateral Agent, on behalf of the Secured Parties, which security interest is prior to all other Liens (except for Permitted Liens), and is enforceable as such against creditors of and purchasers from the Borrower;
(ii)
the Collateral is comprised of "instruments," "security entitlements," "general intangibles," "accounts," "certificated securities," "uncertificated securities," "securities accounts," "deposit accounts," "supporting obligations" or "insurance" (each as defined in the applicable UCC) and/or such other category of collateral under the applicable UCC as to which the Borrower has complied with its obligations under this Section 4.01(kk);
(iii)
with respect to Collateral that constitute "security

entitlements":

a.
all of such security entitlements have been credited to one of the Controlled Accounts and the securities intermediary for each Controlled Account has agreed to treat all assets credited to such Controlled Account as "financial assets" within the meaning of the applicable UCC;

b.
the Borrower has taken all steps necessary to cause the securities intermediary to identify in its records the Borrower, subject to the Lien of the Collateral Agent, for the benefit of the Secured Parties, as the Person having a security entitlement against the securities intermediary in each of the Controlled Accounts; and
c.
the Controlled Accounts are not in the name of any Person other than the Borrower, subject to the lien of the Collateral Agent, for the benefit of the Secured Parties. The securities intermediary of any Controlled Account which is a "securities account" under the UCC has agreed to comply with the entitlement orders and instructions of the Borrower, the Servicer and the Collateral Agent (acting at the direction of the Administrative Agent) in accordance with the Transaction Documents, including causing cash to be invested in Permitted Investments; provided that, upon the delivery of a Notice of Exclusive Control by the Collateral Agent (acting at the direction of the Administrative Agent) and until such Notice of Exclusive Control has been rescinded, the securities intermediary has agreed to only follow the entitlement orders and instructions of the Collateral Agent, on behalf of the Secured Parties, including with respect to the investment of cash in Permitted Investments;

(iv)
all Controlled Accounts constitute "securities accounts" or "deposit accounts" as defined in the applicable UCC;
(v)
with respect to any Controlled Account which constitutes a "deposit account" as defined in the applicable UCC, the Borrower, the Account Bank and the Collateral Agent, on behalf of the Secured Parties, have entered into an account control agreement which permits the Collateral Agent on behalf of the Secured Parties to direct disposition of the funds in such deposit account without further consent of the Borrower;
(vi)
the Borrower owns and has good and marketable title to (or, with respect to assets securing any Loan Assets, a valid security interest in) the Collateral free and clear of any Lien (other than Permitted Liens) of any Person;
(vii)
the Borrower has received all consents and approvals required by the terms of any Loan Asset to the granting of a security interest in the Loan Assets hereunder to the Collateral Agent, on behalf of the Secured Parties;
(viii)
the Borrower has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in the Collateral and that portion of the Loan Assets in which a security interest may be perfected by filing granted to the Collateral Agent, on behalf of the Secured Parties, under this Agreement;
(ix)
other than as expressly permitted by the terms of this Agreement and the security interest granted to the Collateral Agent, on behalf of the Secured Parties, pursuant to this Agreement, the Borrower has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Collateral. The Borrower has not authorized the filing of and is not aware of any financing statements against the Borrower that include a description of collateral covering the Collateral other than any financing statement (A) relating to the security interests granted to the Borrower under the Purchase and Sale Agreement, or (B) that has been terminated and/or fully and validly assigned to the Collateral Agent on or prior to the Closing Date. The Borrower is not aware of the filing of any judgment or Tax lien filings against the Borrower;

(x)
all original executed copies of each underlying promissory note that constitute or evidence each Loan Asset have been, or subject to the delivery requirements contained herein, will be delivered to the Collateral Custodian;
(xi)
other than in the case of Noteless Loans, the Borrower has received, or subject to the delivery requirements contained herein will receive, a written acknowledgment from the Collateral Custodian that the Collateral Custodian, as the bailee of the Collateral Agent, is holding the underlying promissory notes that constitute or evidence the Loan Assets solely on behalf of and for the Collateral Agent, for the benefit of the Secured Parties; provided that the acknowledgement of the Collateral Custodian set forth in Section 11.11 may serve as such acknowledgement;
(xii)
none of the underlying promissory notes (if any) that constitute or evidence the Loan Assets has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Collateral Agent, on behalf of the Secured Parties;
(xiii)
with respect to any Collateral that constitutes a "certificated security," such certificated security has been delivered to the Collateral Custodian, on behalf of the Secured Parties and, if in registered form, has been specially Indorsed to the Collateral Agent, for the benefit of the Secured Parties, or in blank by an effective Indorsement or has been registered in the name of the Collateral Agent, for the benefit of the Secured Parties, upon original issue or registration of transfer by the Borrower of such certificated security; and
(xiv)
with respect to any Collateral that constitutes an "uncertificated security," that the Borrower shall cause the issuer of such uncertificated security to register the Collateral Agent, on behalf of the Secured Parties, as the registered owner of such uncertificated security.

(ll) Substitutions and Sales of Loan Assets to Affiliates. In connection with each sale of a Loan Asset to the Transferor (or an Affiliate thereof) pursuant to Section 2.07(a), as applicable, the Borrower has determined, in its reasonable business judgment (and without consideration of any benefits to the Transferor (or such Affiliate thereof)), that such sale or substitution, as applicable, is in the Borrower's best business interest.

(mm) Borrower LLC Agreement in Effect. The Borrower LLC Agreement remains in full force and effect and there exists no breach of, default under, or threatened breach of, the Borrower LLC Agreement by the Borrower or the Transferor.

(nn) Beneficial Ownership Certification. As of the Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.

Section 4.02 Representations and Warranties of the Borrower Relating to this Agreement and the Collateral. The Borrower hereby represents and warrants, as of the Closing Date, as of each applicable Cut-Off Date (solely with respect to the relevant Loan Assets being pledged as of such Cut-Off Date), as of each Measurement Date and as of each other date provided under this Agreement or the other Transaction Documents on which such representations and warranties are required to be (or deemed to be) made (unless a specific date is specified below):

(a)
Valid Transfer and Security Interest. This Agreement constitutes a grant of a security interest in all of the Collateral to the Collateral Agent, for the benefit of the Secured Parties, which upon the crediting of the Loan Assets to the Controlled Accounts to the extent required under this Agreement and the filing of the UCC financing statements, shall be a valid and first priority perfected security interest (subject only to Permitted Liens) in that portion of the Collateral in which a security interest may be perfected by filing or control of the Controlled Accounts. No Person claiming through or under Borrower shall have any claim to or interest in the Controlled Accounts.
(b)
Eligibility of Collateral. (i) The Loan Asset Schedule, and the information contained in each Notice of Borrowing, is an accurate and complete listing of all the Loan Assets contained in the Collateral as of the related Cut-Off Date and the information contained therein with respect to the identity of such item of Collateral and the amounts owing thereunder is true and correct as of the related Cut-Off Date, (ii) each Loan Asset designated on any Borrowing Base Certificate as an Eligible Loan Asset and each Loan Asset included as an Eligible Loan Asset in any calculation of Borrowing Base or Borrowing Base Deficiency is an Eligible Loan Asset, (iii) with respect to each Loan Asset included as an Eligible Loan Asset, the Investment Criteria was satisfied on the date on which the Borrower (or the Servicer on its behalf) committed to purchase such Eligible Loan Asset (and after giving effect to such commitment), and (iv) with respect to each item of Collateral, all consents, licenses, approvals or authorizations of or registrations or declarations of any Governmental Authority or any Person required to be obtained, effected or given by the Borrower in connection with the transfer of a security interest in each item of Collateral to the Collateral Agent, for the benefit of the Secured Parties, have been duly obtained, effected or given and are in full force and effect. Any inaccurate representation that a Loan Asset is an Eligible Loan Asset hereunder or under any other Transaction Document shall not constitute an Event of Default if the Borrower complies with Section 2.07(b) hereunder.
(c)
No Fraud. With respect to any Loan Asset originated by the Borrower or any Affiliate thereof, each such Loan Asset was originated without any fraud or misrepresentation by the Transferor. To the best of the Borrower's knowledge, each Loan Asset was originated without any fraud or misrepresentation on the part of the Obligor.

Section 4.03 Representations and Warranties of the Servicer. The Servicer hereby represents and warrants, as of each Measurement Date and as of each other date provided under this Agreement or the other Transaction Documents on which such representations and warranties are required to be (or deemed to be) made (unless a specific date is specified below):

(a)
Organization and Good Standing. The Servicer has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with all requisite limited liability company power and authority to own or lease its properties and, except where failure to do so would not cause a Material Adverse Effect, to conduct its business as such business is presently conducted and to enter into and perform its obligations pursuant to this Agreement.

(b)
Due Qualification. The Servicer is duly qualified to do business as a limited liability company and is in good standing as a limited liability company, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property and/or the conduct of its business requires such qualification, licenses or approvals, except where failure to obtain such qualifications, licenses or approvals would not have a Material Adverse Effect.
(c)
Power and Authority; Due Authorization; Execution and Delivery. The Servicer (i) has all necessary power, authority and legal right to (a) execute and deliver this Agreement and the other Transaction Documents to which it is a party and (b) carry out the terms of the Transaction Documents to which it is a party, and (ii) has duly authorized by all necessary limited liability company action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party. This Agreement and each other Transaction Document to which the Servicer is a party have been duly executed and delivered by the Servicer.
(d)
Binding Obligation. This Agreement and each other Transaction Document to which the Servicer is a party constitutes a legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its respective terms, except as such enforceability may be limited by Bankruptcy Laws and general principles of equity (whether considered in a suit at law or in equity).
(e)
No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Servicer's Constituent Documents or any contractual obligation of the Servicer except to the extent that such conflict or breach of such contractual obligation would not reasonably be expected to have a Material Adverse Effect, (ii) result in the creation or imposition of any Lien upon any of the Servicer's properties pursuant to the terms of any such contractual obligation, other than this Agreement and Permitted Liens, or (iii) violate any Applicable Law.
(f)
No Proceedings. There is no litigation, proceeding or investigation pending or, to the knowledge of the Servicer, threatened against the Servicer, before any Governmental Authority (i) asserting the invalidity of this Agreement or any other Transaction Document to which the Servicer is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which the Servicer is a party or (iii) that would reasonably be expected to have a Material Adverse Effect.
(g)
All Consents Required. All approvals, authorizations, consents, orders, licenses or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Servicer of this Agreement and any other Transaction Document to which the Servicer is a party have been obtained other than any approvals, authorizations, consents, orders, licenses or other actions which the failure to obtain would not reasonably be expected to result in a Material Adverse Effect.

(h)
Reports Accurate. All Servicer's Certificate, Servicing Report, Notices of Borrowing, Borrowing Base Certificates and other written or electronic information, exhibits, financial statements, documents, books, records or reports furnished by the Servicer to the Administrative Agent, the Collateral Agent, the Lenders or the Collateral Custodian in connection with the Transaction Documents (other than any projections or other forward-looking statements) are, as of their date, accurate, true and correct in all material respects and no such document or certificate contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein in light of the circumstances under which they were made not misleading in any material respect; provided that, solely with respect to written or electronic information furnished by the Servicer which was provided to the Servicer or an Affiliate of the Servicer from (or on behalf of) an Obligor with respect to a Loan Asset (or is derived therefrom), such information need only be accurate, true and correct in all material respects to the knowledge of the Servicer; provided, further, that any projections or forward-looking information (including such statements with respect to the collectability of, or risks or benefits associated with a Loan Asset) provided by or on behalf of the Servicer were prepared in good faith based on assumptions believed by the Servicer to be reasonable at the time so prepared.
(i)
Servicing Standard. The Servicer has complied in all material respects with the Servicing Standard with regard to the servicing of the Loan Assets.
(j)
Collections. The Servicer acknowledges that all Available Collections received by it or its Affiliates with respect to the Collateral transferred or Granted hereunder are held and shall be held in trust for the benefit of the Secured Parties until deposited into the Collection Account within two (2) Business Days from receipt as required herein.
(k)
Solvency. The Servicer is not the subject of any Bankruptcy Proceedings or Bankruptcy Event. The transactions under this Agreement and any other Transaction Document to which the Servicer is a party do not and will not render the Servicer not Solvent.
(l)
Taxes. The Servicer has filed or caused to be filed on a timely basis all income and other material tax returns that are required to be filed by it (subject to any extensions to file properly obtained by the same) and is not liable for Taxes payable by any other Person. The Servicer has paid or made adequate provisions for the payment of all Taxes and all assessments made against it or any of its property (other than any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Servicer), and no Tax lien (other than a Permitted Lien) has been filed and no claim is being asserted, with respect to any such Tax.
(m)
Exchange Act Compliance; Regulations T, U and X. None of the transactions contemplated herein or in the other Transaction Documents (including, the use of the proceeds from the Advances) will violate or result in a violation of Section 7 of the Exchange

Act, or any regulations issued pursuant thereto, including, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II.

(n)
Security Interest. The Servicer will take all steps necessary to ensure that the Borrower has granted a security interest (as defined in the UCC) to the Collateral Agent, for the benefit of the Secured Parties, in the Collateral, which is enforceable in accordance with Applicable Law upon execution and delivery of this Agreement and such security interest is a valid and first priority perfected security interest in the Loan Assets and that portion of the Collateral in which a security interest may be perfected by filing (except for any Permitted Liens). All filings (including, such UCC filings) as are necessary for the perfection of the Secured Parties' security interest in the Loan Assets and that portion of the Collateral in which a security interest may be perfected by filing have been (or prior to the applicable Advance will be) made.
(o)
ERISA. The present value of all benefits vested under each Servicer Pension Plan does not exceed the value of the assets of the Servicer Pension Plan allocable to such vested benefits (based on the value of such assets as of the last annual valuation date) determined in accordance with the assumptions used for funding such Servicer Pension Plan pursuant to Sections 412 and 430 of the Code by an amount that would reasonably be expected to result in a Material Adverse Effect. No Servicer ERISA Event has occurred or is reasonably expected to occur that, in the aggregate, would reasonably expect to have a Material Adverse Effect.
(p)
Anti-Corruption Laws; Anti-Money Laundering Laws; Sanctions.
(i)
None of the Servicer or any of its Subsidiaries or, to the knowledge of the Servicer, any Obligor is a Person that is, or is 50% or more owned or controlled by one or more Persons that is: (x) the subject of any Sanctions, or

(y) located, organized or resident in a Sanctioned Country.

(ii)
No Collateral or any portion thereof is, or to the best of the Servicer's knowledge, will consist of funds, assets or other property or interest in property that is blocked or frozen pursuant to any Sanctions.
(iii)
The Servicer acknowledges by executing this Agreement that the Lenders (or the Administrative Agent on their behalf) have notified the Servicer that, pursuant to the requirements of the Patriot Act, each Lender is required to obtain, verify and record such information as may be necessary to identify the Servicer or any Person owning twenty-five percent (25%) or more of the direct or indirect Equity Interests of the Servicer (including the name and address of such Person) in accordance with the Patriot Act.
(iv)
The Servicer and its Subsidiaries have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions.

(q)
Environmental. With respect to each item of Related Collateral as of the applicable Cut-Off Date for the Loan Asset related to such Related Collateral, to the actual knowledge of a Responsible Officer of the Servicer: (i) the related Obligor's operations comply in all material respects with all applicable Environmental Laws; (ii) none of the related Obligor's operations is the subject of a federal or state investigation evaluating whether any remedial action, involving expenditures, is needed to respond to a release of any Materials of Environmental Concern into the environment; and (iii) the related Obligor does not have any material contingent liability in connection with any release of any Materials of Environmental Concern into the environment, in each case, except as otherwise specified in the Underlying Instruments pertaining to such Loan Asset. As of the applicable Cut-Off Date for the Loan Asset related to such Related Collateral, the Servicer has not received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any material violation, alleged material violation, material non-compliance, material liability or potential material liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Related Collateral, nor does the Servicer have knowledge or reason to believe that any such notice will be received or is being threatened, in each case, except as otherwise specified in the Underlying Instruments pertaining to such Loan Asset.
(r)
No Injunctions. No injunction, writ, restraining order or other order of any nature adversely affects the Servicer's performance of its obligations under this Agreement or any Transaction Document to which the Servicer is a party.
(s)
Instructions to Obligors. The Collection Account is the only account to which Obligors, agent banks or administrative agents on the Loan Assets have been instructed by the Servicer on the Borrower's behalf to send Principal Collections and Interest Collections on the Collateral.
(t)
Allocation of Charges. There is not any agreement or understanding between the Servicer and the Borrower (other than as expressly set forth herein or as consented to by the Administrative Agent), providing for the allocation or sharing of obligations to make payments or otherwise in respect of any Taxes; provided that it is understood and acknowledged that the Borrower will be disregarded as an entity separate from the Transferor for U.S. federal income tax purposes.
(u)
Servicer Default. No event has occurred and is continuing which constitutes a Servicer Default (other than any Servicer Default which has previously been disclosed to the Administrative Agent as such).
(v)
Broker/Dealer. The Servicer is not a broker/dealer or subject to the Securities Investor Protection Act of 1970, as amended.
(w)
Compliance with Applicable Law. The Servicer has complied in all material respects with all Applicable Law to which it may be subject.

Section 4.04 Representations and Warranties of the Collateral Agent. The Collateral Agent in its individual capacity and as Collateral Agent represents and warrants as follows:

(a)
Organization; Power and Authority. It is a duly organized and validly existing national banking association in good standing under the laws of the United States. It has full corporate power, authority and legal right to execute, deliver and perform its obligations as Collateral Agent under this Agreement.
(b)
Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for herein have been duly authorized by all necessary association action on its part, either in its individual capacity or as Collateral Agent, as the case may be.
(c)
No Conflict. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of its articles of incorporation or bylaws or any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Collateral Agent is a party or by which it or any of its property is bound.
(d)
No Violation. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with or violate, in any respect, any Applicable Law.
(e)
All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or Governmental Authority applicable to the Collateral Agent, required in connection with the execution and delivery of this Agreement, the performance by the Collateral Agent of the transactions contemplated hereby and the fulfillment by the Collateral Agent of the terms hereof have been obtained.
(f)
Validity, Etc. This Agreement constitutes the legal, valid and binding obligation of the Collateral Agent, enforceable against the Collateral Agent in accordance with its terms, except as such enforceability may be limited by applicable Bankruptcy Laws and general principles of equity (whether considered in a suit at law or in equity).

Section 4.05 Representations and Warranties of the Collateral Custodian. The Collateral Custodian in its individual capacity and as Collateral Custodian represents and warrants as follows:

(a)
Organization; Power and Authority. It is a duly organized and validly existing national banking association in good standing under the laws of the United States. It has full corporate power, authority and legal right to execute, deliver and perform its obligations as Collateral Custodian under this Agreement.
(b)
Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for herein have been duly authorized by all necessary association action on its part, either in its individual capacity or as Collateral Custodian, as the case may be.
(c)
No Conflict. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of its articles of incorporation or bylaws or any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Collateral Custodian is a party or by which it or any of its property is bound.

(d)
No Violation. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with or violate, in any respect, any Applicable Law.
(e)
All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or Governmental Authority applicable to the Collateral Custodian, required in connection with the execution and delivery of this Agreement, the performance by the Collateral Custodian of the transactions contemplated hereby and the fulfillment by the Collateral Custodian of the terms hereof have been obtained.
(f)
Validity, Etc. This Agreement constitutes the legal, valid and binding obligation of the Collateral Custodian, enforceable against the Collateral Custodian in accordance with its terms, except as such enforceability may be limited by applicable Bankruptcy Laws and general principles of equity (whether considered in a suit at law or in equity).

ARTICLE V GENERAL COVENANTS

Section 5.01 Affirmative Covenants of the Borrower.

From the Closing Date until the Collection Date:

(a)
Organizational Procedures and Scope of Business. The Borrower will observe all organizational procedures required by its Constituent Documents and the laws of its jurisdiction of formation. Without limiting the foregoing, the Borrower will limit the scope of its business to: (i) the acquisition of Eligible Loan Assets and the ownership and management of the Related Asset and the related assets in the Collateral; (ii) the sale, transfer or other disposition of Loan Assets as and when permitted under the Transaction Documents; (iii) entering into and performing under the Transaction Documents to which it is a party, (iv) consenting or withholding consent as to proposed amendments, waivers and other modifications of the Underlying Instruments to the extent not in conflict with the terms of this Agreement or any other Transaction Document; (v) exercising any rights (including but not limited to voting rights and rights arising in connection with a Bankruptcy Event with respect to an Obligor or the consensual or non-judicial restructuring of the debt or equity of an Obligor) or remedies in connection with the Loan Assets and participating in the committees (official or otherwise) or other groups formed by creditors of an Obligor to the extent not in conflict with the terms of this Agreement or any other Transaction Document; and (vi) engaging in any activity and to exercise any powers permitted to limited liability companies under the laws of the State of Delaware that are related to the foregoing and necessary, convenient or advisable to accomplish the foregoing.

(b)
Special Purpose Entity Requirements. The Borrower will at all times: (i) maintain at least one (1) Independent Manager; provided that if a vacancy in the position of Independent Manager arises, a successor Independent Manager shall be appointed within five (5) Business Days therefrom; (ii) maintain its own separate books and records and bank accounts;

(iii) other than for U.S. federal income tax purposes, hold itself out to the public and all other Persons as a legal entity separate from the Transferor and any other Person; (iv) file its own tax returns, if any, as may be required under Applicable Law, to the extent it is (A) not part of a consolidated group filing a consolidated return or returns or (B) not treated as a division for tax purposes of another taxpayer, and pay any Taxes so required to be paid under Applicable Law in accordance with the terms of this Agreement; (v) maintain its assets and liabilities separate and distinct from those of each other Person, and not commingle its assets with assets of any other Person; (vi) conduct its business in its own name and strictly comply with all organizational formalities to maintain its separate existence; (vii) maintain separate financial statements, except to the extent that the Borrower's financial and operating results are consolidated with those of the Transferor and/or any other Affiliate of the Borrower in consolidated financial statements; provided that appropriate notation shall be made on such consolidated financial statements to indicate the separateness of the Borrower from the Transferor and/or any other Affiliate of the Borrower and to indicate that the Borrower's assets and credit are not available to satisfy the debts and other obligations of the Transferor and/or any other Affiliate of the Borrower or any other Person; (viii) pay its own liabilities only out of its own funds; (ix) maintain an arm's-length relationship with its Affiliates and not enter into any transaction with an Affiliate except on commercially reasonable terms similar to those available to unaffiliated parties in an arm's length transaction (except for capital contributions or capital distributions permitted under the terms and conditions of the Borrower's organizational document and properly reflected on the books and records of the Borrower); (x) pay the salaries of its own employees, if any; (xi) not hold out its credit or assets as being available to satisfy the obligations of any other Person; (xii) allocate fairly and reasonably any overhead expenses that are shared with any of its Affiliates, including for shared office space and for services performed by an employee of any Affiliate; (xiii) to the extent used, use separate stationery, invoices and checks; (xiv) except as expressly permitted by this Agreement, not pledge its assets as security for the obligations of any other Person; (xv) correct any known misunderstanding regarding its separate identity; (xvi) maintain adequate capital in light of its contemplated business purpose, transactions and liabilities and pay its operating expenses and liabilities from its own assets; provided, however, that the foregoing shall not require any of the Borrower's members to make additional capital contributions; (xvii) cause the managers, officers, agents and other representatives of the Borrower to act at all times with respect to the Borrower consistently and in furtherance of the foregoing and in the best interests of the Borrower; (xviii) not acquire the obligations or any securities of its Affiliates; and (xix) not divide or permit any division of the Borrower. Where necessary, the Borrower will obtain proper authorization from its members for limited liability company action.

(b)
Preservation of Company Existence. The Borrower will preserve and maintain its limited liability company existence in good standing under the laws of its jurisdiction of formation and will promptly (but in no event later than two (2) Business Days) obtain and thereafter maintain qualifications to do business as a foreign limited liability company in any other state in which it does business and in which it is required to so qualify under

Applicable Law where the failure to preserve and maintain such qualification would reasonably be expected to have a Material Adverse Effect.

(c)
Compliance with Legal Opinions. The Borrower shall take all other actions necessary to maintain the accuracy of the factual assumptions set forth under the section "ASSUMPTIONS" in the legal opinion of Milbank LLP, as special counsel to the Borrower, issued in connection with the Purchase and Sale Agreement and relating to the issues of substantive consolidation and true sale of the Loan Assets.
(d)
Deposit of Collections. The Borrower shall promptly (but in no event later than two (2) Business Days after receipt) deposit or cause to be deposited into the Collection Account (or, with respect to Available Collections denominated in an Eligible Currency other than Dollars, the applicable Eligible Currency Account) any and all Available Collections received by the Borrower, the Servicer or any of their Affiliates.
(e)
Disclosure of Purchase Price. The Borrower shall disclose to the Administrative Agent and the Lenders the purchase price for each Loan Asset proposed to be acquired by the Borrower. Such disclosure may be included in the related request for an Approval Notice.
(f)
Obligor Defaults and Bankruptcy Events. The Borrower shall give, or shall cause the Servicer to give, notice to the Administrative Agent and the Lenders within three

(3) Business Days of the Borrower's or the Servicer's actual knowledge of the occurrence of any default by an Obligor under any Loan Asset or any Bankruptcy Event with respect to any Obligor under any Loan Asset.

(g)
Required Loan Documents. The Borrower shall deliver to the Collateral Custodian a hard copy or electronic copy of the Required Loan Documents and the Loan Asset Checklist pertaining to each Loan Asset in accordance with Section 3.04(b).
(h)
Taxes. The Borrower will file or cause to be filed its tax returns, if any, and pay any and all Taxes imposed on it or its property as required by the Transaction Documents, as required by Applicable Law (except as contemplated in Section 4.01(m)).
(i)
Notice of Event of Default. Unless the Servicer has provided the notice required by Section 5.03(f), the Borrower shall notify the Administrative Agent and each Lender of the occurrence of any Event of Default under this Agreement promptly upon, and in any event within two (2) Business Days, upon obtaining actual knowledge or receiving notice of such event. In addition, no later than five (5) Business Days following the Borrower's knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default and only if the Servicer has not otherwise notified the Administrative Agent and each Lender under Section 5.03(f), the Borrower will provide to the Administrative Agent and each Lender a written statement of a Responsible Officer of the Borrower setting forth the details of such event and the action that the Borrower proposes to take with respect thereto.
(j)
Notice of Material Events. The Borrower shall promptly, and in any event within two (2) Business Days, of obtaining knowledge or receiving notice of such event or circumstance, notify the Administrative Agent and each Lender of any event or other circumstance that is reasonably likely to have a Material Adverse Effect.

(k)
Notice of Income Tax Liability. The Borrower shall furnish to the Administrative Agent and each Lender telephonic or email notice within ten (10) Business Days (confirmed in writing within five (5) Business Days thereafter) of the receipt of revenue agent reports or other written proposals, determinations or assessments of the Internal Revenue Service or any other taxing authority which propose, determine or otherwise set forth positive adjustments (i) to the Tax liability of the Transferor or any "affiliated group" (within the meaning of section 1504(a) of the Code) of which the Transferor is a member in an amount equal to or greater than $2,500,000 in the aggregate, or (ii) positive adjustments to the Tax liability of the Borrower itself in an amount equal to or greater than $500,000 in the aggregate. Any such notice shall specify the nature of the items giving rise to such adjustments and the amounts thereof.
(l)
Notice of Auditors' Management Letters. The Borrower shall promptly notify the Administrative Agent and each Lender after the receipt of any auditors' management letters received by the Borrower or by its accountants (but in no event later than three (3) Business Days after receipt).
(m)
Notice of Breaches of Representations and Warranties under this Agreement. The Borrower shall promptly notify (but in no event later than two (2) Business Days) the Administrative Agent and each Lender if any representation or warranty set forth in Section 4.01 or Section 4.02 was incorrect at the time it was given or deemed to have been given and at the same time deliver to the Collateral Agent, the Administrative Agent and the Lenders a written notice setting forth in reasonable detail the nature of such facts and circumstances. In particular, but without limiting the foregoing, the Borrower shall notify the Administrative Agent and each Lender in the manner set forth in the preceding sentence before any Cut-Off Date of any facts or circumstances within the knowledge of the Borrower which would render any of the said representations and warranties untrue at the date when such representations and warranties were made or deemed to have been made.
(n)
Notice of Breaches of Representations and Warranties under the Purchase and Sale Agreement. The Borrower confirms and agrees that the Borrower will, upon receipt of notice or discovery thereof, promptly (but in no event later than two (2) Business Days after receipt or discovery) send to the Administrative Agent, each Lender and the Collateral Agent a notice of (i) any breach of any representation, warranty, agreement or covenant under the Purchase and Sale Agreement or (ii) any event or occurrence that, upon notice, or upon the passage of time or both, would constitute such a breach.
(o)
Notice of Proceedings. The Borrower shall notify the Administrative Agent and each Lender, as soon as possible and in any event within five (5) Business Days, after the Borrower receives notice or obtains knowledge thereof, of any settlement of, judgment (including a judgment with respect to the liability phase of a bifurcated trial) in or commencement of any labor controversy, litigation, action, suit or proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that would result in the occurrence of an Event of Default or otherwise could be reasonably expected to have a Material Adverse Effect on the Collateral, the Transaction Documents, the Collateral Agent's security interest in the Collateral, or the Borrower.

(p)
Notice of ERISA Events. The Borrower shall promptly notify (but in no event later than two (2) Business Days after such occurrence) the Administrative Agent and each Lender (i) in the event that a Lien is imposed on any asset of the Borrower with respect to any Pension Plan or Multiemployer Plan or (ii) in the event any ERISA Event occurs that would reasonably be expected to have a Material Adverse Effect.
(q)
Notice of Benefit Plan Investor Status or Prohibited Transaction. The Borrower shall promptly (but in no event later than two (2) Business Days after such event) notify the Administrative Agent and each Lender in the event the Borrower becomes a Benefit Plan Investor, in the event the Borrower becomes subject to state statutes regulating investments of or fiduciary obligations with respect to such governmental plans or to state statutes that impose prohibitions similar to those contained in Section 406 of ERISA or Section 4975 of the Code or in the event the Borrower has knowledge that this Agreement or any other action or transaction in connection with this Agreement or any other Transaction Document will constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a non-exempt violation of Similar Law.
(r)
Notice of Accounting Changes. As soon as possible and in any event within three (3) Business Days after the effective date thereof, the Borrower will provide to the Administrative Agent and each Lender notice of any material change in the accounting policies of the Borrower.
(s)
Additional Documents. The Borrower shall provide the Administrative Agent and each Lender with (i) copies of such documents as the Administrative Agent or any Lender may reasonably request evidencing the truthfulness of the representations set forth in this Agreement or (ii) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with the applicable "know your customer" requirements under the Patriot Act or other applicable Anti-Money Laundering Laws.
(t)
Protection of Security Interest. With respect to the Collateral acquired by the Borrower, the Borrower will (i) with respect to Collateral acquired pursuant to the Purchase and Sale Agreement, acquire such Collateral pursuant to and in accordance with the terms of the Purchase and Sale Agreement, (ii) (at the expense of the Borrower) take all action necessary to perfect, protect and more fully evidence the Borrower's ownership of such Collateral free and clear of any Lien other than the Lien created hereunder and Permitted Liens, including, (A) with respect to Collateral acquired pursuant to the Purchase and Sale Agreement, filing and maintaining (at the expense of the Borrower), effective financing statements against the Transferor in all necessary or appropriate filing offices, (including any amendments thereto or assignments thereof) and filing continuation statements, amendments or assignments with respect thereto in such filing offices, (including any amendments thereto or assignments thereof) and (B) executing or causing to be executed such other instruments or notices as may be necessary or appropriate, (iii) (at the expense of the Borrower) take all action necessary to cause a valid, subsisting and enforceable first priority perfected security interest, subject only to Permitted Liens, to exist in favor of the Collateral Agent (for the benefit of the Secured Parties)

in the Borrower's interests in all of the Collateral being Granted hereunder including the filing of a UCC financing statement in the applicable jurisdiction adequately describing the Collateral (which may include an "all asset" filing), and naming the Borrower as debtor and the Collateral Agent as the secured party, and filing continuation statements, amendments or assignments with respect thereto in such filing offices, (including any amendments thereto or assignments thereof), (iv) permit the Administrative Agent or any Lender or their respective agents or representatives to visit the offices of the Borrower during normal office hours and upon reasonable advance notice examine and make copies of all documents, books, records and other information concerning the Collateral and discuss matters related thereto with any of the officers or employees of the Borrower having knowledge of such matters; provided that, other than after the occurrence and during the continuance of an Event of Default, such inspections shall be limited to once per year and (v) take all additional action that the Administrative Agent, any Lender or the Collateral Agent may reasonably request to perfect, protect and more fully evidence the respective first priority perfected security interests of the parties to this Agreement in the Collateral, or to enable the Administrative Agent or the Collateral Agent to exercise or enforce any of their respective rights hereunder. So long as no Event of Default or Servicer Default has occurred and is continuing, no more than one such visit or inspection per year described in clause (iv) of the preceding sentence shall be at the expense of the Borrower (which visit, inspection or audit shall, if reasonably practicable, be consolidated with any visit, inspection or audit under Section 6.10, Section 6.11 and Section 11.10).

(u)
Liens. The Borrower will promptly, and in any event within two (2) Business Days upon obtaining knowledge or receiving notice, notify the Administrative Agent and the Lenders of the existence of any Lien on the Collateral (other than Permitted Liens) and the Borrower shall defend the right, title and interest of the Collateral Agent, for the benefit of the Secured Parties, in, to and under the Collateral against all claims of third parties.
(v)
Other Documents. At any time from time to time upon prior written request of the Administrative Agent or any Lender, at the sole expense of the Borrower, the Borrower will promptly (but in no event later than two (2) Business Days after such request) and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent or any Lender may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement including the first priority security interest in the Collateral (subject only to Permitted Liens) granted hereunder and of the rights and powers herein granted (including, among other things, authorizing the filing of such UCC financing statements as the Administrative Agent may request).
(w)
Compliance with Law. The Borrower shall at all times comply in all material respects with all Applicable Law applicable to Borrower or any of its assets (including, Environmental Laws, and all federal securities laws), and Borrower shall do or cause to be done all things necessary to preserve and maintain in full force and effect its legal existence, and all licenses material to its business.
(x)
Proper Records. The Borrower shall at all times keep proper books of records and accounts in which full, true and correct entries shall be made of its transactions in accordance with GAAP and set aside on its books from its earning for each fiscal year all such proper reserves in accordance with GAAP.

(y)
Satisfaction of Obligations. The Borrower shall pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves with respect thereto have been provided on the books of the Borrower.

(aa) Performance of Covenants. The Borrower shall observe, perform and satisfy all the terms, provisions, covenants and conditions required to be observed, performed or satisfied by it, and shall pay when due all costs, fees and expenses required to be paid by it, under the Transaction Documents. The Borrower shall pay and discharge all Taxes, levies, liens and other charges on it or its assets and on the Collateral that, in each case, in any manner would create any lien or charge upon the Collateral, except for any such Taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in accordance with GAAP.

(bb) Tax Treatment. The Borrower, the Transferor and the Lenders shall treat the Advances advanced hereunder (other than the I/O Notional Loan) as indebtedness of the sole owner of the Borrower for U.S. federal income tax purposes and to file any and all tax forms in a manner consistent therewith.

(cc) Maintenance of Records. The Borrower will maintain records with respect to the Collateral and the conduct and operation of its business with no less a degree of prudence than if the Collateral were held by the Borrower for its own account and will furnish the Administrative Agent and each Lender, upon the reasonable request by the Administrative Agent, information with respect to the Collateral and the conduct and operation of its business.

(dd) Obligor Notification Forms. The Borrower shall furnish the Collateral Agent and the Administrative Agent with an appropriate power of attorney, in the form attached hereto as Exhibit N or O, as applicable, to send (at the Administrative Agent's discretion on the Collateral Agent's behalf, after the occurrence of an Event of Default and with prior written notice (which may be provided by e-mail) to the Borrower) Obligor notification forms to give notice to the Obligors of the Collateral Agent's interest in the Collateral and the obligation to make payments as directed by the Administrative Agent on the Collateral Agent's behalf.

(ee) Officer's Certificate. On each anniversary of the date of this Agreement, the Borrower shall deliver an Officer's Certificate, in form and substance acceptable to the Lenders and the Administrative Agent, providing (i) a certification, based upon a review and summary of UCC search results, that there is no other interest in the Collateral perfected by filing of a UCC financing statement other than in favor of the Collateral Agent and (ii) a certification, based upon a review and summary of tax and judgment lien searches satisfactory to the Administrative Agent, that there is no other interest in the Collateral based on any tax or judgment lien.

(ff) Continuation Statements. The Borrower shall, not earlier than six (6) months and not later than three (3) months prior to the fifth (5th) anniversary of the date of filing of the financing statement referred to in Schedule I hereto or any other financing statement filed pursuant to this Agreement or in connection with any Advance hereunder, unless the Collection Date shall have occurred:

(i)
authorize and deliver and file or cause to be filed an appropriate continuation statement with respect to such financing statement; and
(ii)
deliver or cause to be delivered to the Collateral Agent, the Administrative Agent and the Lenders an opinion of the counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, confirming and updating the opinion delivered pursuant to Schedule I with respect to perfection and otherwise to the effect that the security interest hereunder continues to be an enforceable and perfected security interest, subject to no other Liens of record except as provided herein or otherwise permitted hereunder, which opinion may contain usual and customary assumptions, limitations and exceptions.

(gg) Disregarded Entity. The Borrower will be disregarded as an entity separate from its owner pursuant to Treasury Regulations Section 301.7701-3(b)(ii), and neither the Borrower nor any other Person on its behalf shall make an election to be treated as other than an entity disregarded from its owner under Treasury Regulations Section 301.7701-3(c).

(hh) Notices; Material Information, etc. The Borrower shall, within five (5) Business Days after filing, provide to the Administrative Agent written notification of the filing of any litigation against the Borrower or the Transferor which, if a judgment were to be obtained by the plaintiff, would result in the occurrence of an Event of Default or otherwise cause a Material Adverse Effect.

(ii)
Other Reporting. The Borrower shall provide the Administrative Agent and each Lender, simultaneously with delivery to the Transferor, copies of all other financial statements, appraisal reports, notices, and other matters at any time or from time to time prepared by the Borrower and furnished to the Transferor, including, without limitation, any notice of default, notice of election or exercise of any rights or remedies under any the Borrower LLC Agreement, and any notice relating in any way to the misconduct of the Borrower or the Servicer. In respect of the foregoing, the Borrower shall disseminate such information to the Administrative Agent and each Lender either through mailings, email delivery or by posting such information on its website and giving the Administrative Agent and each Lender access thereto.

(jj) Other Information. The Borrower shall deliver, (i) promptly following the Administrative Agent's request, in any event within five (5) days of such request, such other information, financial or otherwise, with respect to the Borrower and the Collateral that is in the possession of (or reasonably obtainable without undue burden by) the Borrower or the Servicer, as the Administrative Agent may reasonably request from time to time and (ii) promptly following any change (but in no event later than two (2) Business Days after such change) in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification.

(kk) Change of Approved Valuation Agent. The Borrower will provide the Administrative Agent with written notice of any change of the valuation firm or valuation agent acting as the Approved Valuation Agent for an Eligible Loan Asset that is an Asset Based Loan promptly upon receiving noticing or having knowledge thereof.

Section 5.02 Negative Covenants of the Borrower.

From the Closing Date until the Collection Date:

(a)
Special Purpose Entity Requirements. Except as otherwise permitted by this Agreement, the Borrower shall not (i) guarantee any obligation of any Person, including any Affiliate; (ii) engage, directly or indirectly, in any business, other than the actions required or permitted to be performed under the Transaction Documents; (iii) incur, create or assume any Indebtedness, other than Indebtedness incurred under the Transaction Documents; (iv) make or permit to remain outstanding any loan or advance to, or own or acquire any stock or securities of, any Person, except that the Borrower may invest in those Loan Assets and other investments permitted under the Transaction Documents and may make any advance required or expressly permitted to be made pursuant to any provisions of the Transaction Documents and permit the same to remain outstanding in accordance with such provisions; (v) fail to pay its debts and liabilities from its assets when due; (vi) to the fullest extent permitted by law, engage in any dissolution, liquidation, consolidation, merger, sale or other transfer of any of its assets outside the ordinary course of the Borrower's business other than such activities as are expressly permitted pursuant to this Agreement; (vii) create, form or otherwise acquire any Subsidiaries; or

(viii) release, sell, transfer, convey or assign any Loan Asset unless in accordance with the Transaction Documents.

(b)
Requirements for Material Actions. The Borrower shall not fail to provide (and at all times the Borrower's organizational documents shall reflect) that the unanimous consent of its managing member and each Independent Manager is required for the Borrower to

(i) file any insolvency, or reorganization case or proceeding, (ii) institute proceedings to have the Borrower be adjudicated bankrupt or insolvent, (iii) institute proceedings under any applicable insolvency law, (iv) seek any relief under any law relating to relief from debts or the protection of debtors, (v) consent to the filing or institution of bankruptcy or insolvency proceedings against the Borrower, (vi) file a petition seeking, or consent to, reorganization or relief with respect to the Borrower under any applicable federal or state law relating to bankruptcy or insolvency, (vii) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian, or any similar official of or for the Borrower, or a substantial part of its property, (viii) make any assignment for the benefit of its creditors, (ix) admit in writing its inability to pay its debts generally as they become due, or (x) take any action in furtherance of any of the foregoing.

(c)
Protection of Title. The Borrower shall not take any action which would directly or indirectly impair or adversely affect the Borrower's title to the Collateral other than sales and transfers thereof that are expressly permitted pursuant to this Agreement.

(d)
Transfer Limitations. The Borrower shall not transfer, assign, convey, grant,

bargain, sell, set over, deliver or otherwise dispose of, or pledge or hypothecate, directly or indirectly, any interest in the Collateral to any person other than the Collateral Agent for the benefit of the Secured Parties, or engage in financing transactions or similar transactions with respect to the Collateral with any person other than the Administrative Agent and the Lenders, in each case, except as otherwise expressly permitted by the terms of this Agreement.
(e)
Liens. The Borrower shall not create, incur or permit to exist any Lien in or on any of the Collateral subject to the security interest granted by the Borrower pursuant to this Agreement, other than Permitted Liens.
(f)
Organizational Documents. The Borrower shall not amend, modify or terminate any of the Constituent Documents of the Borrower, except in accordance therewith and after giving notice thereof to the Administrative Agent, whose prior written consent shall be required for any such amendment, modification or termination that is adverse to the Lenders.
(g)
Merger, Acquisitions, Sales, etc. The Borrower shall not change its organizational structure, enter into any transaction of merger or consolidation or amalgamation, or asset sale (other than pursuant to Section 2.07), or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) without the prior written consent of the Administrative Agent.
(h)
Use of Proceeds. The Borrower shall not use the proceeds of any Advance other than (i) to finance the origination of Collateral or the purchase by the Borrower, on a "true sale" basis, of Collateral, (ii) to pay fees and expenses in connection with the transactions contemplated under this Agreement and the other Transaction Documents, (iii) to fund the Unfunded Exposure Account in order to establish reserves for unfunded commitments of Delayed Draw Loan Assets and Revolving Loans included in the Collateral or to directly fund any Revolving Loan or Delayed Draw Loan Asset or (iv) to distribute such proceeds to the Transferor. The Borrower will not purchase any Loan Asset from any Affiliate of Morgan Stanley Bank, N.A. with the proceeds of any Advance made by Morgan Stanley Bank, N.A. in its capacity as a Lender; provided that the unintentional violation of this provision shall not constitute an Event of Default so long as the Servicer, on behalf of the Borrower, uses commercially reasonable efforts to cancel any trade which it determines to be in violation of this covenant prior to the date of settlement of such trade.
(i)
Limited Assets. The Borrower shall not hold or own any assets that are not part of the Collateral.
(j)
Tax Treatment. The Borrower shall not elect to be treated as a corporation for U.S. federal income tax purposes and shall take all reasonable steps necessary to avoid being treated as a corporation for U.S. federal income tax purposes.
(k)
Extension or Amendment of Collateral. The Borrower will not, except as otherwise permitted in Section 6.04(a) of this Agreement and in accordance with the Servicing Standard, extend, amend or otherwise modify the terms of any Eligible Loan Asset (including the Related Collateral).

(l)
Purchase and Sale Agreement. The Borrower will not amend, modify, waive or terminate any provision of the Purchase and Sale Agreement without the prior written consent of the Administrative Agent. The Borrower shall not purchase or otherwise acquire any Collateral from the Servicer, the Transferor or an Affiliate of the Borrower, the Servicer or the Transferor, except pursuant to the Purchase and Sale Agreement.
(m)
Restricted Junior Payments. The Borrower shall not make any Restricted Junior Payment, except that, so long as the Facility Maturity Date has not been declared or automatically occurred and no Event of Default or Unmatured Event of Default has occurred and is continuing or would result therefrom, the Borrower may declare and make Restricted Junior Payments to the holders of its membership interests (w) constituting a Permitted RIC Distribution solely to the extent made on a Payment Date from amounts on deposit in the Collection Account or the Payment Account, (x) on any Business Day during the Revolving Period, from the proceeds of any Advance, or amounts on deposit in the Principal Collection Subaccount, provided that, both before and after giving effect thereto, no Unmatured Event of Default or Borrowing Base Deficiency shall have occurred and be continuing or would result therefrom, (y) on any Business Day, from amounts on deposit in the Interest Collection Subaccount, provided that both before and after giving effect thereto, (i) no Unmatured Event of Default or Borrowing Base Deficiency shall have occurred and be continuing and (ii) the amount remaining on deposit in the Interest Collection Subaccount, together with amounts reasonably expected to be received on the Loan Assets prior to the next Determination Date, will be sufficient to pay all amounts required to be paid on the related Payment Date pursuant to clauses

(i) through (xiii) of Section 2.04(a), and (z) on any Payment Date, from amounts available pursuant to Sections 2.04(a)(xiv) and 2.04(b)(ix).

(l)
ERISA Matters. The Borrower will not (i) take, and will exercise its best efforts not to permit any ERISA Affiliate to take, any action that could reasonably be expected to result in an ERISA Event that, in the aggregate, would reasonably be expected to have a Material Adverse Effect, or (ii) take, and will exercise its best efforts not to permit any ERISA Affiliate to take, any action that would reasonably be expected to result in the imposition of a Lien on any asset of the Borrower with respect to any Pension Plan or Multiemployer Plan. The Borrower will not become a Benefit Plan Investor.
(m)
Instructions to Obligors. The Borrower will not make any change, or permit the Servicer to make any change, in its instructions to Obligors, agent banks or administrative agents on the Loan Assets regarding payments to be made with respect to the Collateral to the Collection Account (or, with respect to payments denominated in an Eligible Currency other than Dollars, the applicable Eligible Currency Account), unless the Administrative Agent has consented to such change.
(n)
Change of Jurisdiction, Location, Names or Location of Loan Files. The Borrower shall not change the jurisdiction of its formation, make any change to its corporate name or use any tradenames, fictitious names, assumed names, "doing business as" names or other names unless, prior to the effective date of any such change in the jurisdiction of its formation, name change or use, the Borrower receives prior written consent from the Administrative Agent of such change and delivers to the Administrative Agent such financing statements as the Administrative Agent may request to reflect such name change or use, together with such Opinions of Counsel and other documents and instruments as the Administrative Agent may request in connection therewith. The Borrower will not move, or consent to the Collateral Custodian or the Servicer moving, the Loan Files from the location thereof on the Closing Date, except as permitted by Section 11.08 or unless the Administrative Agent shall consent to such move in writing and the Servicer shall provide the Administrative Agent with such Opinions of Counsel and other documents and instruments as the Administrative Agent may request in connection therewith.

(o)
Allocation of Charges. There will not be any agreement or understanding between the Servicer and the Borrower (other than as expressly set forth herein or as consented to by the Administrative Agent), providing for the allocation or sharing of obligations to make payments or otherwise in respect of any Taxes; provided that it is understood and acknowledged that the Borrower will be disregarded as an entity separate from the Transferor for U.S. federal income tax purposes.
(p)
Anti-Corruption Laws; Anti-Money Laundering Laws; Sanctions. The Borrower shall not use or make available any part of the proceeds of any Advance, directly or indirectly: (i) for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of Anti-Corruption Laws; (ii) in any manner that would constitute a violation of applicable Anti-Money Laundering Laws or (iii)(A) to fund or facilitate any activities or business of or with any Person that is the subject of Sanctions, or in any Sanctioned Country, in each case in violation of applicable Sanctions or (B) in any other manner that would result in a violation of Sanctions by any Person party to this Agreement.

Section 5.03 Affirmative Covenants of the Servicer.

From the Closing Date until the Collection Date:

(a)
Compliance with Law. The Servicer will comply in all material respects with all Applicable Law, including those with respect to servicing the Collateral or any part thereof.
(b)
Preservation of Company Existence. The Servicer will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would reasonably be expected to have a Material Adverse Effect.
(c)
Obligations and Compliance with Collateral. The Servicer will duly fulfill and comply in all material respects with all obligations on the part of the Borrower to be fulfilled or complied with under or in connection with the administration of each item of Collateral and will do nothing to impair the rights of the Collateral Agent, for the benefit of the Secured Parties, or of the Secured Parties in, to and under the Collateral. It is understood and agreed that the Servicer does not hereby assume any obligations of the Borrower in respect of any Advances or assume any responsibility for the performance by the Borrower of any of its obligations hereunder or under any other agreement executed in connection herewith that would be inconsistent with its undertaking as the Servicer or in its capacity as the Transferor under the Purchase and Sale Agreement.

(d)
Keeping of Records and Books of Account.
(i)
The Servicer will maintain and implement administrative and operating procedures (including, an ability to recreate records evidencing Collateral in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information necessary or reasonably advisable for the collection of all Collateral and the identification of the Collateral.
(ii)
Subject to Section 6.11, the Servicer shall permit the Administrative Agent, each Lender or their respective agents or representatives, to visit the offices of the Servicer during normal office hours and upon reasonable advance notice and examine and make copies of all documents, books, records and other information concerning the Collateral and the Servicer's servicing thereof and discuss matters related thereto with any of the officers or employees of the Servicer having knowledge of such matters; provided that, prior to the occurrence of an Event of Default, the Administrative Agent and the Lenders shall be entitled to one (1) such visit in the aggregate during each calendar year.
(iii)
The Servicer will on or prior to the Closing Date, mark its internal records to reflect the ownership of the Collateral by the Borrower.
(e)
Preservation of Security Interest. The Servicer (at the Borrower's expense) will file such financing and continuation statements and any other documents that may be required by any law or regulation of any Governmental Authority to preserve and protect fully the first priority perfected security interest of the Collateral Agent, for the benefit of the Secured Parties, in, to and under the Loan Assets and that portion of the Collateral in which a security interest may be perfected by filing (subject only to Permitted Liens).
(f)
Events of Default. Unless the Borrower has provided the notice required by Section 5.01(j), the Servicer will provide the Administrative Agent and each Lender (with a copy to the Collateral Agent) with prompt written notice of the occurrence of each Event of Default and each Unmatured Event of Default of which the Servicer has knowledge or has received notice. In addition, no later than five (5) Business Days following the Servicer's knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default and only if the Borrower has not otherwise notified the Administrative Agent and each Lender under Section 5.01(j), the Servicer will provide to the Collateral Agent, the Administrative Agent and each Lender a written statement of a Responsible Officer of the Servicer setting forth the details of such event and the action that the Servicer proposes to take with respect thereto.
(g)
Taxes. The Servicer will file its tax returns, if any, and pay any and all Taxes imposed on it or its property as required under the Transaction Documents (except as contemplated by Section 4.03(l)).

(h)
Other. The Servicer will promptly (but in no event later than two (2) Business Days after such request) furnish to the Collateral Agent, the Administrative Agent and each Lender such other information, documents, records or reports respecting the Collateral or the condition or operations, financial or otherwise, of the Borrower or the Servicer as the Collateral Agent, any Lender or the Administrative Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent, the Lenders, the Collateral Agent or Secured Parties under or as contemplated by this Agreement.
(i)
Proceedings Related to the Borrower, the Transferor and the Servicer and the Transaction Documents. The Servicer shall notify the Administrative Agent and each Lender as soon as possible and in any event within two (2) Business Days after the Servicer receives notice or obtains knowledge thereof of any settlement of, judgment (including a judgment with respect to the liability phase of a bifurcated trial) in or commencement of any labor controversy, litigation, action, suit or proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that would reasonably be expected to have a Material Adverse Effect on the Transferor or the Servicer or the Transaction Documents. For purposes of this Section 5.03(i), (i) any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Transaction Documents in excess of $500,000 shall be deemed to be expected to have such a Material Adverse Effect and (ii) any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Servicer or the Transferor in excess of $5,000,000 shall be deemed to be expected to have such a Material Adverse Effect.
(j)
Deposit of Collections. The Servicer shall promptly (but in no event later than two (2) Business Days after receipt) deposit or cause to be deposited into the Collection Account any and all Available Collections received by the Borrower, the Servicer or any of their Affiliates.
(k)
Special Purpose Entity Requirements. At the Borrower's expense, the Servicer shall take such actions as are necessary to cause the Borrower to be in compliance with the special purpose entity requirements set forth in Sections 5.01(a) and 5.01(b) and 5.02(a) and 5.02(b); provided that, for the avoidance of doubt, the Servicer shall not be required to expend any of its own funds to cause the Borrower to be in compliance with subsection 5.01(b)(xvi) or subsection 5.02(a)(v).
(l)
Accounting Changes. As soon as possible and in any event within two (2) Business Days after the effective date thereof, the Servicer will provide to the Administrative Agent and the Lenders notice of any material change in the accounting policies of the Servicer.
(m)
Proceedings Related to the Collateral. The Servicer shall notify the Administrative Agent and each Lender as soon as possible and in any event within two (2) Business Days after any Responsible Officer of the Servicer receives notice or has actual knowledge of any settlement of, judgment (including a judgment with respect to the liability phase of a bifurcated trial) in or commencement of any labor controversy, litigation, action, suit or proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that would reasonably be expected to have a Material Adverse Effect on the interests of the Collateral Agent or the Secured Parties in, to and under the

Collateral. For purposes of this Section 5.03(m), any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Collateral or the Collateral Agent's or the Secured Parties' interest in the Collateral in excess of $500,000 or more shall be deemed to be expected to have such a Material Adverse Effect.

(n)
Compliance with Legal Opinions. The Servicer shall take all other actions necessary to maintain the accuracy of the factual assumptions set forth under the section "ASSUMPTIONS" in the legal opinion of Milbank LLP, as special counsel to the Servicer, issued in connection with the Transaction Documents and relating to the issues of substantive consolidation and true sale of the Loan Assets.
(o)
Instructions to Agents and Obligors. Subject to Section 6.04(d), the Servicer shall direct, or shall cause the Borrower to direct, any agent or administrative agent for any Loan Asset to remit all payments and collections with respect to such Loan Asset, and, if applicable, to direct the Obligor with respect to such Loan Asset to remit all such payments and collections with respect to such Loan Asset directly to the Collection Account (or, with respect to payments and collections denominated in an Eligible Currency other than Dollars, the applicable Eligible Currency Account). The Servicer shall take steps consistent with the Servicing Standard to ensure, and shall cause the Transferor to take commercially reasonable steps to ensure, that only funds constituting payments and collections relating to Loan Assets shall be deposited into the Collection Account.
(p)
Capacity as Servicer. The Servicer will ensure that, at all times when it is dealing with or in connection with the Loan Assets in its capacity as Servicer, it holds itself out as Servicer, and not in any other capacity.
(q)
Notice of Breaches of Representations and Warranties under the Purchase and Sale Agreement. The Servicer confirms and agrees that the Servicer will, upon receipt of notice or discovery thereof, promptly (but in no event later than two (2) Business Days after such receipt or discovery) send to the Administrative Agent, each Lender and the Collateral Agent a notice of (i) any breach of any representation, warranty, agreement or covenant under the Purchase and Sale Agreement or (ii) any event or occurrence that, upon notice, or upon the passage of time or both, would constitute such a breach, in each case, promptly upon learning thereof.
(r)
Audits. Periodically after the Closing Date, at the discretion of the Administrative Agent, the Servicer shall allow the Administrative Agent (during normal office hours and upon advance notice) to review the Servicer's collection and administration of the Collateral in order to assess compliance by the Servicer with the Servicing Standard, as well as with the Transaction Documents, and to conduct an audit of the Collateral and Required Loan Documents in conjunction with such a review, provided that, prior to the occurrence of an Event of Default, the Administrative Agent shall be entitled to one such review during each calendar year and such review shall be reasonable in scope and shall be completed in a reasonable period of time.
(s)
Notice of Breaches of Representations and Warranties under this Agreement. The Servicer shall promptly (but in no event later than two (2) Business Days thereof) notify the Administrative Agent and the Lenders if any representation or warranty set forth in Section 4.03 was incorrect at the time it was given or deemed to have been given and at the same time deliver to the Collateral Agent, the Administrative Agent and the Lenders a written notice setting forth in reasonable detail the nature of such facts and circumstances. In particular, but without limiting the foregoing, the Servicer shall notify the Administrative Agent and the Lenders in the manner set forth in the preceding sentence before any Cut-Off Date of any facts or circumstances within the knowledge of the Servicer which would render any of the said representations and warranties untrue at the date when such representations and warranties were made or deemed to have been made.

(t)
Insurance Policies. The Servicer shall take such actions that are customarily taken by or on behalf of a lender in a syndicated loan facility to preserve the rights of such lender in respect of any Insurance Policies applicable to the Loan Assets.
(u)
Disregarded Entity. The Servicer shall cause the Borrower to be disregarded as an entity separate from its owner pursuant to Treasury Regulations Section 301.7701-3(b)(ii) and shall cause that neither the Borrower nor any other Person on its behalf shall make an election to be treated as other than an entity disregarded from its owner under Treasury Regulations Section 301.7701-3(c).
(v)
[Reserved].
(w)
Value Adjustment Event. The Servicer will provide the Administrative Agent and each Lender (with a copy to the Collateral Agent) with prompt written notice of the occurrence of any Value Adjustment Event with respect to any Eligible Loan Asset of which the Servicer has knowledge or has received notice.
(x)
Notice of Original Required Loan Documents. With respect to any Loan Asset, the Servicer shall notify the Administrative Agent as soon as possible and in any event within two (2) Business Days after the Servicer receives notice or obtains knowledge that an original executed promissory note or an original lost note affidavit and indemnity or other similar document has been executed with respect to such Loan Asset.

Section 5.04 Negative Covenants of the Servicer.

From the Closing Date until the Collection Date:

(a)
Mergers, Acquisition, Sales, etc. The Servicer will not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless the Servicer is the surviving entity and unless:
(i)
the Servicer has delivered to the Administrative Agent and each Lender an Officer's Certificate and an Opinion of Counsel (which may rely on an Officer's Certificate as to factual matters) each stating that any such consolidation, merger, conveyance or transfer and any supplemental agreement executed in connection therewith comply with this Section 5.04 and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of the Opinion of Counsel, that such supplemental agreement is legal, valid and binding with respect to the Servicer and such other matters as the Administrative Agent may reasonably request;

(ii)
the Servicer shall have delivered notice of such consolidation, merger, conveyance or transfer to the Administrative Agent and each Lender;
(iii)
no Event of Default or Servicer Default or event that with notice or lapse of time would constitute either an Event of Default or a Servicer Default shall result therefrom; and
(iv)
unless the surviving entity is a Qualified FE Affiliate, the Administrative Agent shall have consented in writing to such consolidation, merger, conveyance or transfer.
(b)
Change of Name or Location of Loan Files. The Servicer shall notify the Administrative Agent prior to changing its name, moving the location of its principal place of business and chief executive office, changing the offices where it keeps records concerning the Collateral from the address set forth in Section 12.02, or changing the jurisdiction of its formation. The Servicer will not consent to move, or consent to the Collateral Custodian moving, the Required Loan Documents and Loan Files from the location thereof on the initial Advance Date (or relevant date of delivery), unless the Administrative Agent shall consent of such change or move in writing and the Servicer shall provide the Administrative Agent with such documents and instruments as the Administrative Agent may reasonably request in connection therewith and has taken all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral (subject only to Permitted Liens).
(c)
Change in Payment Instructions to Obligors. The Servicer will not make any change in its instructions to Obligors, agent banks or administrative agents on the Loan Assets regarding payments to be made with respect to the Collateral to the Collection Account, unless the Administrative Agent has consented to such change.
(d)
Extension or Amendment of Loan Assets. The Servicer will not, except as otherwise permitted in Section 6.04(a), extend, amend or otherwise modify the terms of any Eligible Loan Asset (including the Related Collateral).
(e)
Allocation of Charges. There will not be any agreement or understanding between the Servicer and the Borrower (other than as expressly set forth herein or as consented to by the Administrative Agent), providing for the allocation or sharing of obligations to make payments or otherwise in respect of any Taxes; provided that it is understood and acknowledged that the Borrower will be disregarded as an entity separate from the Transferor for U.S. federal income tax purposes.
(f)
Taxable Mortgage Pool Matters. No more than 50% of the debt obligations or interests therein (in each case as determined for U.S. federal income tax purposes) held by the Borrower may at any time consist of real estate mortgages (or interests therein) as determined for purposes of Section 7701(i) of the Code, unless the Borrower receives written advice of Milbank LLP or Paul Hastings LLP or an opinion of other nationally recognized U.S.

tax counsel experienced in these matters to the effect that the ownership of such debt obligations will not cause the Borrower to be treated as a taxable mortgage pool for U.S. federal income tax purposes.

Section 5.05 Affirmative Covenants of the Collateral Agent. From the Closing Date until the Collection Date:

(a)
Compliance with Law. The Collateral Agent will comply in all material respects with all Applicable Law.
(b)
Preservation of Existence. The Collateral Agent will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where failure to preserve and maintain such existence, rights, franchises, privileges and qualification could reasonably be expected to have a Material Adverse Effect.

Section 5.06 Negative Covenants of the Collateral Agent.

From the Closing Date until the Collection Date, the Collateral Agent will not make any changes to the Collateral Agent Fees without the prior written approval of the Administrative Agent.

Section 5.07 Affirmative Covenants of the Collateral Custodian. From the Closing Date until the Collection Date:

(a)
Compliance with Law. The Collateral Custodian will comply in all material respects with all Applicable Law.
(b)
Preservation of Existence. The Collateral Custodian will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where failure to preserve and maintain such existence, rights, franchises, privileges and qualification could reasonably be expected to have a Material Adverse Effect.
(c)
Location of Required Loan Documents. Subject to Article XII of this Agreement, the Required Loan Documents shall remain at all times in the possession of the Collateral Custodian at its address located at 1719 Otis Way, Florence, SC 29501 unless notice of a different address is given in accordance with the terms hereof or unless the Administrative Agent agrees to allow certain Required Loan Documents to be released to the Servicer on a temporary basis in accordance with the terms hereof, except as such Required Loan Documents may be released pursuant to the terms of this Agreement.

Section 5.08 Negative Covenants of the Collateral Custodian.

From the Closing Date until the Collection Date:

(a)
Required Loan Documents. The Collateral Custodian will not dispose of any documents constituting the Required Loan Documents in any manner that is inconsistent with the performance of its obligations as the Collateral Custodian pursuant to this Agreement and will not dispose of any Collateral except as contemplated by this Agreement.
(b)
No Changes in Collateral Custodian Fees. The Collateral Custodian will not make any changes to the Collateral Custodian Fees without the prior written approval of the Administrative Agent.

ARTICLE VI

ADMINISTRATION AND SERVICING OF CONTRACTS

Section 6.01 Appointment and Designation of the Servicer.

(a)
Initial Servicer. The Borrower hereby appoints FEPC Fund Servicer LLC, pursuant to the terms and conditions of this Agreement, as Servicer, with the authority to service, administer and exercise rights and remedies, on behalf of the Borrower, in respect of the Collateral. Until the Administrative Agent gives FEPC Fund Servicer LLC a Servicer Removal Notice, FEPC Fund Servicer LLC hereby accepts such appointment and agrees to perform the duties and responsibilities of the Servicer pursuant to the terms hereof. The Servicer and the Borrower hereby acknowledge that the Administrative Agent and the Secured Parties are third party beneficiaries of the obligations undertaken by the Servicer hereunder.
(b)
Servicer Removal Notice. The Borrower, the Servicer, each Lender and the Administrative Agent hereby agree that, upon the occurrence and during the continuance of an Event of Default (including, as a result of a Servicer Default), the Administrative Agent, by written notice to the Servicer (with a copy to the Collateral Agent) (a "Servicer Removal Notice"), may terminate all of the rights, obligations, power and authority of the Servicer under this Agreement. On and after the receipt by the Servicer of a Servicer Removal Notice pursuant to this Section 6.01(b), the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Servicer Removal Notice or otherwise specified by the Administrative Agent in writing or, if no such date is specified in such Servicer Removal Notice or otherwise specified by the Administrative Agent, until a date mutually agreed upon by the Servicer and the Administrative Agent and shall be entitled to receive, to the extent of funds available therefor pursuant to Section 2.04, the Servicing Fee therefor accrued until such date. After such date, the Servicer agrees that it will terminate its activities as Servicer hereunder in a manner that the Administrative Agent believes will facilitate the transition of the performance of such activities to a successor Servicer, and the successor Servicer shall assume each and all of the Servicer's obligations to service and administer the Collateral, on the terms and subject to the conditions herein set forth, and the Servicer shall use its best efforts to assist the successor Servicer in assuming such obligations.
(c)
Appointment of Replacement Servicer. At any time following the delivery of a Servicer Removal Notice, the Administrative Agent may, in its sole discretion, appoint a replacement servicer (the "Replacement Servicer"), which appointment shall take effect upon the Replacement Servicer accepting such appointment by a written assumption in a form satisfactory to the Administrative Agent in its sole discretion. Upon the appointment of a Replacement Servicer, the initial Servicer shall have no liability with respect to any action performed by the Replacement Servicer on or after the date that the Replacement Servicer becomes the successor to the Servicer.

(d)
Liabilities and Obligations of Replacement Servicer. Upon its appointment, the Replacement Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Replacement Servicer; provided that the Replacement Servicer shall have (i) no liability with respect to any action performed by the terminated Servicer prior to the date that the Replacement Servicer becomes the successor to the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer, (ii) no obligation to perform any advancing obligations, if any, of the Servicer unless it elects to in its sole discretion, (iii) no obligation to pay any Taxes required to be paid by the Servicer (provided that the Replacement Servicer shall pay any income Taxes for which it is liable), (iv) no obligation to pay any of the fees and expenses of any other party to the transactions contemplated hereby, and (v) no liability or obligation with respect to any Servicer indemnification obligations of any prior Servicer, including the original Servicer. The indemnification obligations of the Replacement Servicer upon becoming a Replacement Servicer, are expressly limited to those arising on account of its failure to act in good faith and with reasonable care under the circumstances. In addition, the Replacement Servicer shall have no liability relating to the representations and warranties of the Servicer contained in Section 4.03.
(e)
Authority and Power. All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of this Agreement as to the Servicer and shall pass to and be vested in the Borrower and the Borrower is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Borrower in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing of the Collateral.
(f)
Subcontracts. The Servicer may, with the prior written consent of the Administrative Agent (such consent not to be required for any subcontracting of administrative, back office and similar functions to First Eagle Investment Management, LLC), subcontract with any other Person for servicing, administering or collecting the Collateral; provided that (i) the Servicer shall select any such Person with reasonable care and shall be solely responsible for the fees and expenses payable to any such Person, (ii) the Servicer shall not be relieved of, and shall remain liable for, the performance of the duties and obligations of the Servicer pursuant to the terms hereof without regard to any subcontracting arrangement and (iii) any such subcontract shall be terminable upon the occurrence of a Servicer Default.
(g)
Waiver. The Borrower acknowledges that, after delivery of a Servicer Removal Notice, the Administrative Agent or any of its Affiliates may act as the Collateral Agent and/or the Servicer, and the Borrower waives any and all claims against the

Administrative Agent, each Lender or any of their respective Affiliates, the Collateral Agent and the Servicer (other than, in each case, claims relating to such party's gross negligence, bad faith or willful misconduct) relating in any way to the custodial or collateral administration functions having been performed by the Administrative Agent or any of its Affiliates in accordance with the terms and provisions (including the standard of care) set forth in the Transaction Documents.

Section 6.02 Duties of the Servicer.

(a)
Duties. The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to service, administer and collect on the Collateral from time to time, all in accordance with Applicable Law and the Servicing Standard. Prior to the delivery of a Servicer Removal Notice, but subject to the terms of this Agreement (including, Section 6.04), the Servicer has the sole and exclusive authority to make any and all decisions with respect to the Collateral and take or refrain from taking any and all actions with respect to the Collateral. Without limiting the foregoing, the duties of the Servicer shall include the following:
(i)
supervising the Collateral, including communicating with Obligors, executing amendments, providing consents and waivers, enforcing and collecting on the Collateral and otherwise managing the Collateral on behalf of the Borrower;
(ii)
maintaining all necessary servicing records with respect to the Collateral and providing such reports to the Administrative Agent and each Lender (with a copy to the Collateral Agent and the Collateral Custodian) in respect of the servicing of the Collateral (including information relating to its performance under this Agreement) as may be required hereunder or as the Administrative Agent or any Lender may reasonably request;
(iii)
maintaining and implementing administrative and operating procedures (including, an ability to recreate servicing records evidencing the Collateral in the event of the destruction of the originals thereof) and keeping and maintaining all documents, books, records and other information reasonably necessary or advisable for the collection of the Collateral;
(iv)
promptly delivering to the Administrative Agent, each Lender, the Collateral Agent or the Collateral Custodian, from time to time, such information and servicing records (including information relating to its performance under this Agreement) as the Administrative Agent, each Lender, Collateral Custodian or the Collateral Agent may from time to time reasonably request;
(v)
identifying each Loan Asset in its internal servicing records to reflect the ownership of such Loan Asset by the Borrower;
(vi)
using its best efforts to maintain the perfected security interest of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral;
(vii)
maintaining the Loan File with respect to Loan Assets included as part of the Collateral; provided that, if the Servicer is in possession of any

Required Loan Documents (other than in electronic form), the Servicer will hold such Required Loan Documents in a fireproof safe or fireproof file cabinet, except while such Required Loan Documents are in the process of being delivered to or received from the Collateral Custodian;

(viii)
directing the Collateral Agent to make payments pursuant to the terms of the Servicing Report in accordance with Section 2.04;
(ix)
executing the sale or substitution of Collateral in accordance with Section 2.07;
(x)
providing advice to the Borrower with respect to the purchase and sale of and payment for the Loan Assets;
(xi)
instructing the Obligors and the administrative agents on the Loan Assets to make payments directly into the Collection Account established and maintained with the Collateral Agent;
(xii)
delivering the Loan Files and a Loan Asset Schedule to the Collateral Custodian;
(xiii)
preparing and delivering to the Borrower, the Collateral Agent and the Administrative Agent on each Measurement Date a Borrowing Base Certificate setting forth the calculation of the Borrowing Base as of such Measurement Date;
(xiv)
directing the Collateral Agent to convert amounts denominated in any Eligible Currency to any other Eligible Currency for any permitted purpose hereunder in accordance with this Agreement and the Control Agreement; and
(xv)
complying with such other duties and responsibilities as may be required of the Servicer by this Agreement.

It is acknowledged and agreed that in circumstances in which a Person other than the Borrower, the Transferor or the Servicer acts as lead agent with respect to any Loan Asset, the Servicer shall perform its servicing duties hereunder only to the extent a lender under the related loan syndication Underlying Instruments has the right to do so.

(b)
Notwithstanding anything to the contrary contained herein, the exercise by the Administrative Agent, the Collateral Agent, each Lender and the Secured Parties of their rights hereunder shall not release the Servicer (unless replaced by a Replacement Servicer) or the Borrower from any of their duties or responsibilities with respect to the Collateral. The Secured Parties, the Administrative Agent, each Lender and the Collateral Agent shall not have any obligation or liability with respect to any Collateral, nor shall any of them be obligated to perform any of the obligations of the Servicer hereunder, unless one of them becomes a Replacement Servicer hereunder.

(c)
Any payment by an Obligor in respect of any indebtedness owed by it to the Borrower shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Administrative Agent, be applied as a collection of a payment by such Obligor (starting with the oldest such outstanding payment due, provided such obligation is not on non-accrual) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.

Section 6.03 Authorization of the Servicer.

(a)
Each of the Borrower, the Administrative Agent and each Lender hereby authorizes the Servicer (including any successor thereto) to take any and all steps consistent with the Servicing Standard in its name and on its behalf necessary or desirable in the determination of the Servicer and not inconsistent with the Borrower's ownership, the Grant by the Borrower to the Collateral Agent on behalf of the Secured Parties hereunder, to collect all amounts due under any and all Collateral, including, endorsing any of their names on checks and other instruments representing Interest Collections and Principal Collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Collateral and, after the delinquency of any Collateral and to the extent permitted under and in compliance with Applicable Law, to commence proceedings with respect to enforcing payment thereof. The Transferor, the Borrower and the Collateral Agent on behalf of the Secured Parties shall furnish the Servicer (and any successors thereto) with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and shall cooperate with the Servicer to the fullest extent in order to ensure the collectability of the Collateral. In no event shall the Servicer be entitled to make the Secured Parties, the Administrative Agent, the Collateral Agent or any Lender a party to any litigation without such party's express prior written consent, or to make the Borrower a party to any litigation (other than any foreclosure or similar collection procedure or in connection with any bankruptcy, insolvency, receivership or other similar proceeding) without the Administrative Agent's consent.
(b)
After the declaration of the Facility Maturity Date, at the direction of the Administrative Agent, the Servicer shall take such action as the Administrative Agent may deem necessary or advisable to enforce collection of the Collateral; provided that the Administrative Agent may, at any time that an Event of Default has occurred and is continuing and with prior notice (which may be provided by e-mail) to the Borrower, notify any Obligor with respect to any Collateral of the assignment of such Collateral to the Collateral Agent on behalf of the Secured Parties and direct that payments of all amounts due or to become due be made directly to the Administrative Agent or any servicer, collection agent or account designated by the Administrative Agent and, upon such notification and at the expense of the Borrower, the Administrative Agent may enforce collection of any such Collateral, and adjust, settle or compromise the amount or payment thereof.

Section 6.04 Collection of Payments; Accounts.

(a)
Collection Efforts, Modification of Collateral. The Servicer will perform collection and enforcement of the Loan Assets included in the Collateral in accordance with the

Servicing Standard. Unless the Administrative Agent consents, the Servicer may not waive, modify or otherwise vary any provision of an item of Collateral relating to any Eligible Loan Asset in any manner contrary to the Servicing Standard.

(b)
Acceleration. If consistent with the Servicing Standard and as to which no satisfactory arrangements can be made for collection of delinquent payments, the Servicer shall accelerate or vote to accelerate, as applicable, the maturity of all or any Scheduled Payments and other amounts due under any Loan Asset promptly after such Loan Asset becomes defaulted.
(c)
Taxes and other Amounts. The Servicer will use efforts consistent with the Servicing Standard to collect all payments with respect to amounts due for Taxes and insurance premiums relating to each Loan Asset to the extent required to be paid to the Borrower for such application under the applicable Underlying Instruments and remit such amounts to the appropriate Governmental Authority or insurer as required by the Underlying Instruments.
(d)
Payments to Collection Account. On or before the applicable Cut-Off Date, the Servicer shall have instructed the administrative agent or paying agent of such Loan Asset (or, if the Obligor directly makes payments to the lenders under such Loan Asset, such Obligor) to make all payments in respect of each such Loan Asset in the Eligible Currency directly to the Collection Account; provided that the Servicer is not required to so instruct any Obligor which is solely a guarantor or other surety (or an Obligor that is not designated as the "lead borrower" or another such similar term) unless and until the Servicer calls on the related guaranty or secondary obligation.
(e)
Controlled Accounts. Each of the parties hereto hereby agrees that (i) each Controlled Account is intended to be a "securities account" or "deposit account" within the meaning of the UCC and (ii) except as otherwise expressly provided herein and in the Control Agreement, prior to the delivery of a Notice of Exclusive Control, the Borrower, the Servicer and the Collateral Agent (acting at the direction of the Administrative Agent) shall be entitled to exercise the rights that comprise each Financial Asset held in each Controlled Account which is a securities account and have the right to direct the disposition of funds in any Controlled Account which is a deposit account; provided that, after the delivery of a Notice of Exclusive Control and until such Notice of Exclusive Control has been rescinded, such rights shall be exclusively held by the Collateral Agent (acting at the direction of the Administrative Agent). Each of the parties hereto hereby agrees to cause the securities intermediary that holds any money or other property for the Borrower in a Controlled Account that is a securities account to agree with the parties hereto that (A) the cash and other property (subject to Section 6.04(f) below with respect to any property other than investment property, as defined in Section 9-102(a)(49) of the UCC) is to be treated as a Financial Asset and (B) regardless of any provision in any other agreement, for purposes of the UCC and, to the extent a securities account, for purposes of the Hague Convention on the law applicable to certain rights in respect of securities held with an intermediary (the "Hague Convention"), with respect to the Controlled Accounts, New York shall be deemed to be the Account Bank's jurisdiction (within the meaning of Section 9-304 of the UCC) and the securities intermediary's jurisdiction (within the meaning of Section 8-110 of the UCC). Each of the parties hereto hereby agrees (i) that the law of the State of New York shall govern the issues specified in Article 2(1) of the Hague Convention, (ii) that each of the other account agreements, if any, governing any of the Controlled Accounts is hereby amended to include clause (i) above, and (iii) not to modify the law applicable to such issues hereunder, or (so long as this Agreement is in effect) under such other account agreements, without the prior written consent of each party hereto. All securities or other property underlying any Financial Assets credited to the Controlled Accounts in the form of securities or instruments shall be registered in the name of the Account Bank or if in the name of the Borrower or the Collateral Agent, Indorsed to the Account Bank, Indorsed in blank, or credited to another securities account maintained in the name of the Account Bank, and in no case will any Financial Asset credited to the Controlled Accounts be registered in the name of the Borrower, payable to the order of the Borrower or specially Indorsed to the Borrower, except to the extent the foregoing have been specially Indorsed to the Account Bank or Indorsed in blank.

(f)
Underlying Instruments. Notwithstanding any term hereof (or any term of the UCC that might otherwise be construed to be applicable to a "securities intermediary" as defined in the UCC) to the contrary, none of the Collateral Agent, the Collateral Custodian nor any securities intermediary shall be under any duty or obligation in connection with the acquisition by the Borrower, or the Grant by the Borrower to the Collateral Agent, of any Loan Asset in the nature of a loan or a participation in a loan to examine or evaluate the sufficiency of the documents or instruments delivered to it by or on behalf of the Borrower under the related Underlying Instruments, or otherwise to examine the Underlying Instruments, in order to determine or compel compliance with any applicable requirements of or restrictions on transfer (including any necessary consents). The Collateral Custodian shall hold any Instrument delivered to it evidencing any Loan Asset Granted to the Collateral Agent hereunder as custodial agent for the Collateral Agent in accordance with the terms of this Agreement.
(g)
Adjustments. If (i) the Servicer makes a deposit into the Collection Account in respect of an Interest Collection or a Principal Collection of a Loan Asset and such Interest Collection or Principal Collection was received by the Servicer in the form of a check that is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Interest Collection or Principal Collection and deposits an amount that is less than or more than the actual amount of such Interest Collection or Principal Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.

Section 6.05 Realization Upon Loan Assets. The Servicer will use efforts consistent with the Servicing Standard to foreclose upon or repossess, as applicable, or otherwise comparably convert the ownership of any Related Collateral relating to a Defaulted Loan as to which no satisfactory arrangements can be made for collection of delinquent payments. In addition, the Servicer may, consistent with the Servicing Standard, sell or otherwise transfer, or if it deems advisable to maximize recoveries, hold any Defaulted Loan, equity or other securities received following a default, workout, restructuring or plan of reorganization or similar event under a Loan Asset. The Servicer will comply with the Servicing Standard and Applicable Law in realizing upon such Related Collateral, and employ practices and procedures consistent with the Servicing Standard to enforce all rights of a creditor against Obligors upon any foreclosure, repossession and/or sale of such Related Collateral at public or private sale in circumstances other than those described in the first sentence of this Section 6.05. Without limiting the generality of the foregoing and notwithstanding anything herein to the contrary, unless the Administrative Agent has specifically given instruction to the contrary pursuant to Section 7.02 during the continuance of an Event of Default, the Servicer may cause the sale of any such Related Collateral to the Servicer or its Affiliates for a purchase price equal to the then fair value thereof, any such sale to be evidenced by a certificate of a Responsible Officer of the Servicer delivered to the Administrative Agent setting forth the Loan Asset, the Related Collateral, the sale price of the Related Collateral and certifying that such sale price is the fair value of such Related Collateral. In any case in which any such Related Collateral has suffered damage, the Servicer will not expend funds in connection with any repair or toward the foreclosure or repossession of such Related Collateral unless it determines at the time of such expenditure consistent with the Servicing Standard that such repair and/or foreclosure or repossession will increase the Recoveries by an amount greater than the amount of such expenses. The Servicer will remit, or cause to be remitted, to the Collection Account the Recoveries received in connection with the sale or disposition of Related Collateral relating to a Defaulted Loan.

Section 6.06 Servicer Compensation. As compensation for its activities hereunder and reimbursement for its expenses, the Servicer shall be entitled to be paid the Servicing Fee and reimbursed its reasonable out-of-pocket expenses as provided in Section 2.04.

Section 6.07 Payment of Certain Expenses by Servicer. The Servicer will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of its independent accountants, Taxes imposed on the Servicer, expenses incurred by the Servicer in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement for the account of the Borrower. The Servicer may be reimbursed for any reasonable out-of-pocket expenses incurred hereunder (including out-of-pocket expenses paid by the Servicer on behalf of the Borrower), subject to the availability of funds pursuant to Section 2.04.

Section 6.08 Reports to the Administrative Agent; Account Statements; Servicer Information.

(a)
Borrowing Base Certificate. On each Measurement Date, the Borrower (or the Servicer on its behalf) will provide a Borrowing Base Certificate, updated as of such date, to the Administrative Agent and each Lender (with a copy to the Collateral Agent).
(b)
Servicing Report. On each Determination Date, the Servicer will provide to the Borrower, each Lender, the Administrative Agent and the Collateral Agent, a monthly statement including (i) a Borrowing Base Certificate, (ii) a Loan Asset Schedule, (iii) a calculation of each Collateral Quality Test, (iv) a list of Loan Assets acquired, sold, substituted or released and (v) if such Determination Date occurs in a calendar month in which a Payment Date occurs, amounts to be remitted pursuant to Section 2.04 to the applicable parties (which shall include any applicable wiring instructions of the parties receiving payment) (such monthly statement, a "Servicing Report"), with respect to the last calendar day of the previous calendar month in the case of clauses (i) through (iii) and with respect to the last calendar month in the case of clause (iv), signed by a Responsible Officer of the Servicer and the Borrower and substantially in the form of Exhibit H. Each Servicing Report shall constitute instructions by the Servicer (or after delivery of a Notice of Exclusive Control, the Administrative Agent) to the

Collateral Agent to withdraw on the related Payment Date from the applicable Collection Account and pay or transfer amounts set forth in such report in the manner specified herein. The Servicer shall notify the Administrative Agent on the Determination Date if the Servicing Report will not be delivered to the Lenders, the Administrative Agent and the Collateral Agent on such Determination Date.

(c)
Servicer's Certificate. Together with each Servicing Report, the Servicer shall submit to the Administrative Agent, each Lender and the Collateral Agent a certificate substantially in the form of Exhibit I (a "Servicer's Certificate"), signed by a Responsible Officer of the Servicer, which shall include a certification by such Responsible Officer that no Event of Default, Servicer Default or Unmatured Event of Default has occurred and is continuing at such time (other than any such Event of Default, Servicer Default or Unmatured Event of Default which has previously been disclosed to the Administrative Agent in writing).
(d)
Financial Statements. The Servicer will deliver to the Administrative Agent, each Lender and the Collateral Agent, (i) within sixty (60) days after the end of each of its first three (3) fiscal quarters of each fiscal year of the Transferor, commencing September 30, 2023, consolidated unaudited financial statements of the Transferor for the most recent fiscal quarter, provided that the foregoing delivery requirement shall be satisfied if Transferor shall have filed with the SEC its Quarterly Report on Form 10-Q for such fiscal quarter, which is available to the public via EDGAR or any similar successor system; and (ii) within one hundred twenty (120) days after the end of each fiscal year, commencing with the fiscal year ended December 31, 2023, consolidated audited financial statements of the Transferor audited by a firm of nationally recognized independent public accountants, as of the end of such fiscal year; provided that the foregoing delivery requirement shall be satisfied if Transferor shall have filed with the SEC its Annual Report on Form 10-K for such fiscal year, which is available to the public via EDGAR or any similar successor system.
(e)
Obligor Financial Statements; Valuation Reports; Other Reports. The Servicer will deliver to the Administrative Agent, the Lenders and the Collateral Agent, with respect to each Obligor, (i) to the extent received by the Borrower and/or the Servicer, all documents and information required to be delivered by the Obligor under the Underlying Instruments with respect to each Loan Asset, and the complete financial reporting package with respect to such Obligor and with respect to each Loan Asset for such Obligor (including any financial statements, management discussion and analysis, executed covenant compliance certificates and related covenant calculations with respect to such Obligor and with respect to each Loan Asset for such Obligor) provided to the Borrower and/or the Servicer quarterly by such Obligor, which delivery shall be made within fifteen (15) Business Days after receipt (which, for Eligible Loan Assets that are not Asset Based Loans, the financial reporting package shall include, at minimum, sufficient details to determine Cash Interest Coverage Ratio, Senior Leverage Ratio, Total Leverage Ratio, Recurring Revenue, Debt-to-Recurring Revenue Ratio, Liquidity and EBITDA, as applicable, for such Obligor), (ii) to the extent received by the Borrower and/or Servicer, the annual budget (along with subsequent changes thereto) with respect to such Obligor and provided to the Borrower and/or the Servicer by such Obligor, which delivery shall be made within fifteen (15) Business Days after receipt by the Borrower and/or the Servicer as specified in the related Underlying Instruments and (iii) (x) on a quarterly basis, (A) the status of each Loan Asset, including an assessment of the related Obligor and information known to the Servicer that may be material to their future financial performance, (B) the Servicer's expectations, projections or plans for working out, restructuring, managing, selling or otherwise monetizing such Loan Asset and (C) any other information reasonably requested by the Administrative Agent (including a report listing, and providing an explanation of, all amendments, modifications and waivers made with respect to any Underlying Instrument related to any Loan Asset during the immediately preceding Remittance Period and all information provided to an Approved Valuation Firm) relating to any Loan Asset, and (y) promptly upon receipt by the Borrower or the Servicer, any valuation reports conducted by third parties in connection with the proposed investment with respect to the Obligor; provided, if required by the valuation provider, the Administrative Agent and any other party entitled to receive such valuation reports hereunder has entered into a customary access letter with the valuation provider and the Borrower has received a copy thereof. Upon demand by the Administrative Agent, the Servicer will provide such other information as the Administrative Agent may request with respect to any Obligor as long as such other information is in the possession of the Servicer or obtainable pursuant to the Underlying Instruments without undue burden, cost or expense.

(f)
Amendments to Loan Assets. The Servicer will deliver to the Administrative Agent, the Lenders and the Collateral Custodian a copy of any material amendment, restatement, supplement, waiver or other modification to the Underlying Instruments of any Loan Asset (along with any internal documents prepared by the Servicer and provided to its investment committee in connection with such amendment, restatement, supplement, waiver or other modification) within ten (10) Business Days of the effectiveness of such amendment, restatement, supplement, waiver or other modification.
(g)
Electronic Format. Notwithstanding anything to the contrary contained herein, information required to be delivered or submitted to any Secured Party pursuant to Section 5.03(h) and this Article VI shall be delivered to such Secured Party in an electronic format acceptable to the Administrative Agent.

Section 6.09 Annual Statement as to Compliance. The Servicer will provide to the Administrative Agent, each Lender and the Collateral Agent within ninety (90) days following the end of each fiscal year of the Servicer, commencing with the fiscal year ending on December 31, 2023, a certificate signed by a Responsible Officer of the Servicer certifying that (a) a review of the activities of the Servicer, and the Servicer's performance pursuant to this Agreement, for the fiscal period ending on the last day of such fiscal year has been made under such Person's supervision and (b) the Servicer has performed or has caused to be performed all of its obligations under this Agreement in accordance with the Servicing Standard throughout such year and no Servicer Default has occurred (other than any such Servicer Default which has previously been disclosed to the Administrative Agent in writing).

Section 6.10 Annual Independent Public Accountant's Servicing Reports. The Servicer will cause a nationally recognized auditing firm (who may also render other services to the Servicer) to furnish to the Administrative Agent, each Lender and the Collateral Agent within one hundred twenty (120) days following the end of each fiscal year of the Servicer, commencing with the fiscal year ending on December 31, 2023, a report covering such fiscal year to the effect that such auditors have applied certain agreed-upon procedures (a copy of which procedures are attached hereto as Schedule III, it being understood that the Servicer and the Administrative Agent will provide an updated Schedule III acceptable to each of the Servicer and the Administrative Agent reflecting any further amendments to such Schedule III prior to the issuance of the first such agreed-upon procedures report, a copy of which shall replace the then existing Schedule III) to certain documents and records relating to the Collateral under any Transaction Document, compared the information contained in the Servicing Reports and the Servicer's Certificates delivered during the period covered by such report with such documents and records and that no matters came to the attention of such auditors that caused them to believe that such servicing was not conducted in compliance with this Article VI, except for such exceptions as such auditors shall believe to be immaterial and such other exceptions as shall be set forth in such statement. In the event such firm of independent public accountants requires the Collateral Agent to agree to the procedures performed by such firm (with respect to any of the reports or certificates of such firm), or sign any other agreement in connection therewith, the Collateral Agent shall, upon direction from the Servicer so agree to the terms and conditions requested by such firm of independent public accountants as a condition to receiving documentation required by this Agreement; it being understood and agreed that the Collateral Agent shall deliver such letter of agreement or other agreement in conclusive reliance on such direction and shall make no inquiry or investigation as to, and shall have no obligation or responsibility in respect of, the terms of the engagement of such independent public accountants by the Servicer or the sufficiency, validity or correctness of the agreed upon procedures in respect of such engagement. Upon direction from the Servicer, the Collateral Agent shall be authorized, without liability on its part, to execute and deliver any acknowledgement or other agreement with such firm of independent public accountants required for the receipt of the certificates, reports or instructions provided for herein, which acknowledgement or agreement, to the extent so directed by the Servicer, may include, amongst other things, (i) acknowledgement that the procedures by the independent public accountants are sufficient for relevant purposes,

(ii) releases by the Collateral Agent of any claims, liabilities and expenses arising out of or relating to such independent public accountant's engagement, agreed-upon procedures or any report issued by such independent public accountants under any such engagement and acknowledgement of other limitations of liability in favor of the independent public accountants and (iii) restrictions or prohibitions on the disclosure of any such certificates, reports or other information or documents provided to it by such firm of independent public accountants.

Section 6.11 Procedural Review of Loan Assets; Access to Servicer and Servicer's Records.

(a)
Subject to the remainder of this clause (a), each of the Borrower and the Servicer shall permit both (i) the Administrative Agent (who may be accompanied by any Lender (at its sole discretion)) and (ii) the representatives of the Administrative Agent, each at any time and from time to time as the Administrative Agent shall reasonably request (A) to inspect and make copies of and abstracts from its records relating to the Loan Assets and (B) to visit its properties in connection with the collection, processing or servicing of the Loan Assets for the purpose of examining such records, and to discuss matters relating to the Loan Assets or such Person's performance under this Agreement and the other Transaction Documents with any officer or employee or auditor (if any) of such Person having knowledge of such matters, in each case during normal business hours. Each of the Borrower and the Servicer agrees to render to the Administrative Agent such clerical and other assistance as may be reasonably requested with regard to the foregoing; provided, that such assistance shall not interfere in any material respect with the Servicer's business and operations. So long as no Event of Default or Servicer Default has occurred and is continuing, such visits and inspections shall occur only (x) upon two (2) Business Days' prior written notice and (y) no more than once in any calendar year and during normal business hours. During the existence of an Event of Default or a Servicer Default, there shall be no limit on the timing of such inspections and no prior notice will be required before any inspection. So long as no Event of Default or Servicer Default has occurred and is continuing, no more than one such visit or inspection per year shall be at the expense of the Borrower (which visit, inspection or audit shall, if reasonably practicable, be consolidated with any visit, inspection or audit under Section 5.01(u), Section 6.10, and Section 11.10).

(b)
The Borrower and the Servicer, as applicable, shall provide to the Administrative Agent access to the Loan Assets and all other documents regarding the Loan Assets included as part of the Collateral in its possession, in such cases where the Administrative Agent is required in connection with the enforcement of the rights or interests of the Lenders, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon two Business Days' prior written notice, (ii) during normal business hours and (iii) unless an Event of Default or Servicer Default has occurred and is continuing, once per calendar year. So long as no Event of Default or Servicer Default has occurred and is continuing, no more than one such visit or inspection per year shall be at the expense of the Borrower (which such visit, inspection or audit shall, if reasonably practicable, be consolidated with any visit, inspection or audit under Section 5.01(u), Section 6.10 and Section 11.10). During the existence of an Event of Default or a Servicer Default, there shall be no limit on the timing of such inspections and no prior notice will be required before any inspection. From and after the Closing Date and periodically thereafter at the reasonable discretion of the Administrative Agent, the Administrative Agent may review the Borrower's and the Servicer's collection and administration of the Loan Assets in order to assess compliance by the Servicer with the Servicer's written policies and procedures, as well as this Agreement and may conduct an audit of the Loan Assets and Records in conjunction with such review.
(c)
The Borrower shall bear the costs and expenses of all audits and inspections permitted by this Section 6.11 (at an annual cost not to exceed $100,000 unless an Event of Default or Servicer Default has occurred and is continuing). The Borrower shall not, unless an Event of Default or Servicer Default has occurred and is continuing, be required to pay a combined total amount of more than $100,000 in any twelve-month period.

Section 6.12 The Servicer Not to Resign. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon the Servicer's determination that (a) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (b) there is no reasonable action that the Servicer could take to make the performance of its duties hereunder permissible under Applicable Law; provided, for the avoidance of doubt, the foregoing limitations shall not prohibit the Servicer from assigning its obligations hereunder to a Qualified FE Affiliate in accordance with this Agreement. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (a) above by an Opinion of Counsel to such effect delivered to the Administrative Agent and each Lender. No such resignation shall become effective until a Replacement Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 6.02.

ARTICLE VII

EVENTS OF DEFAULT

Section 7.01 Events of Default. If any of the following events (each, an "Event of

Default") shall occur:

(a)
a default in the payment when due of (i) any principal of any Advance or

(ii) any other amount payable by the Borrower, the Servicer or the Transferor, including any Yield, any Unused Fee or any other fee; provided, that in the case of a default in payment under clause (ii), such failure to pay is not cured within three (3) Business Days after the same becomes due; or

(b)
any failure to pay, on the Facility Maturity Date, the outstanding principal of all Advances Outstanding, and all Yield and all Fees accrued and unpaid thereon together with all other Obligations, including, but not limited to, any Prepayment Premium; or
(c)
subject to the proviso to Section 7.01(a), the failure on any Payment Date to disburse amounts in the Collection Account in accordance with Section 2.04, unless such failure to pay is due to administrative error by any of the Collateral Agent, the Account Bank or the Collateral Custodian and susceptible to cure, in which case such failure to pay is not cured within three (3) Business Days after the same becomes due; or
(d)
(i) any of the Borrower or the Transferor shall, (x) with respect to the Borrower, fail to pay any principal of, or premium or interest on, any Indebtedness (other than the Obligations) in excess individually or in the aggregate of $500,000 when the same becomes due and payable (after giving effect to any applicable grace period) and (y) with respect to the Transferor, fail to pay any principal of, or premium or interest on, any Indebtedness in excess individually or in the aggregate of $10,000,000 when the same becomes due and payable (after giving effect to any applicable grace period); (ii) any other default by any of the Borrower or the Transferor under any agreement, contract, document or instrument relating to any such Indebtedness or any other event shall occur and shall continue after the applicable grace period, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or (iii) any such Indebtedness is in fact declared to be due and payable or required to be prepaid, redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof; or
(e)
except as otherwise provided in this definition of "Event of Default," a default in the performance, or breach, in any material respect (or, in the case of any covenant or agreement that is already qualified by materiality, subject to the materiality standard set forth therein) of any other covenant or other agreement of the Borrower or the Transferor in the Transaction Documents (it being understood, without limiting the generality of the foregoing, that the failure to satisfy any Collateral Quality Test is not, in and of itself, an Event of Default and the existence of a Borrowing Base Deficiency is not, in and of itself, an Event of Default except to the extent provided in clause (k) immediately below) and (if such failure can be remedied) the same continues unremedied for a period of thirty (30) days after the earlier to occur of (x) the date on which written notice of such failure is given to the Borrower and (y) the date on which the Borrower acquires knowledge thereof; it being agreed that the sale of any Loan Asset that is not an Eligible Loan Asset in accordance with the terms of Section 2.07 shall remedy the failure of any covenant related to such Loan Asset being an Eligible Loan Asset; or

(f)
the occurrence of a Bankruptcy Event relating to the Borrower, the Transferor or the Servicer; or
(g)
the occurrence of a Servicer Default; or
(h)
(i) the rendering of one or more judgments, decrees or orders by a court or arbitrator of competent jurisdiction for the payment of money in excess individually or in the aggregate of (x) $500,000 against the Borrower or (y) $10,000,000 against the Transferor, and the Borrower or the Transferor, as applicable, shall not have within sixty (60) days either (A) discharged or provided for the discharge of any such judgment, decree or order in accordance with its terms or (B) perfected a timely appeal of such judgment, decree or order and caused the execution of same to be stayed during the pendency of the appeal; (ii) any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or the Transferor to enforce any such judgment; or (iii) the Borrower shall have made payments of amounts in excess of $500,000 in the settlement of any litigation, claim or dispute (in the case of clauses (i),

(ii) and (iii), excluding payments actually made from insurance proceeds or as to which the insurer has not disputed coverage); or

(i)
the failure of the Borrower to satisfy Section 5.01(d) or Section 5.03(n) such that counsel could no longer render a substantive non-consolidation opinion; or
(j)
(1) any Transaction Document, or any lien or security interest granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Borrower, the Transferor, or the Servicer,
(2)
the Borrower, the Transferor or the Servicer or any other party (other than any of the Administrative Agent, the Collateral Agent, the Collateral Custodian, the Account Bank or any Lender) shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability of any Transaction Document or any lien or security interest thereunder, or
(3)
any security interest in any Collateral securing any Obligation shall, in whole or in part, cease to be a first priority perfected security interest (subject to Permitted Liens) except as otherwise expressly permitted to be released in accordance with the applicable Transaction Document; or
(k)
a Borrowing Base Deficiency exists and has not been remedied in accordance with Section 2.06 within the time period set forth therein; or
(l)
the Borrower shall become required to register as an "investment company" in accordance with the 1940 Act or the arrangements contemplated by the Transaction

Documents shall become required to register as an "investment company" in accordance with the 1940 Act; or

(m)
the Internal Revenue Service shall file notice of a Lien (other than a Permitted Lien) pursuant to Section 6323 of the Code with regard to any assets of the Borrower or the Transferor and such Lien shall not have been released within five (5) Business Days, or the PBGC shall file notice of a Lien pursuant to Section 4068 of ERISA with regard to any of the assets of the Borrower or the Transferor and such Lien shall not have been released within five

(5) Business Days; or

(n)
(i) the occurrence of an ERISA Event that would reasonably be expected to have a Material Adverse Effect or (ii) the Borrower becomes a Benefit Plan Investor; or
(o)
any Change of Control shall occur; or
(p)
any representation, warranty or certification made by the Borrower or the Transferor in any Transaction Document or in any certificate delivered pursuant to any Transaction Document shall prove to have been incorrect in any material respect when made (or, in the case of any representation and warranty that is already qualified by materiality, subject to the materiality standard set forth therein) and continues to be unremedied (if such failure can be remedied) for thirty (30) days following the earlier of (i) receipt of notice thereof by the Borrower or the Transferor (as applicable) and (ii) the Borrower or the Transferor (as applicable) obtaining knowledge thereof; it being agreed that the sale of any Loan Asset that is not an Eligible Loan Asset pursuant to the terms of Section 2.07 shall remedy the failure of any representation, warranty or certification related to such Loan Asset being an Eligible Loan Asset; or
(q)
[reserved]; or
(r)
the Borrower ceases to have a valid ownership interest (or a perfected, first priority precautionary back-up security interest (subject only to Permitted Liens) granted by the Transferor (which the Borrower shall have collaterally assigned to the Collateral Agent)) in all of the Collateral except as expressly permitted under the Transaction Documents; or
(s)
the Transferor fails to transfer to the Borrower the applicable Loan Assets and the Related Asset on an Advance Date; or
(t)
(i) failure of the Borrower to maintain at least one Independent Manager in accordance with Section 5.01(b)(i), (ii) the removal of any Independent Manager of the Borrower without "cause" (as such term is defined in the organizational document of the Borrower) or without giving prior written notice to the Administrative Agent or (iii) an Independent Manager of the Borrower which is not provided by a Pre-Approved Independent Manager Provider is appointed without the consent of the Administrative Agent; or
(u)
the failure to satisfy the Financial Covenant Test; or
(v)
the Borrower, the Transferor or (except as permitted hereunder with respect to an assignment to a Qualified FE Affiliate) the Servicer makes or attempts to make any assignment of its rights or obligations under this Agreement or any other Transaction Document without first obtaining the specific written consent of each of the Lenders and the Administrative Agent, which consent may be withheld by any Lender or the Administrative Agent in its sole and absolute discretion;

then the Administrative Agent or the Required Lenders, may, by notice to the Borrower, declare the "Facility Maturity Date" to have occurred; provided that, in the case of any event described in Section 7.01(f) above, the "Facility Maturity Date" shall be deemed to have occurred automatically upon the occurrence of such event. Upon any such declaration or automatic occurrence, (i) the Revolving Period shall end and the Borrower shall cease purchasing Loan Assets from the Transferor under the Purchase and Sale Agreement or from any other third party and shall cease originating Loan Assets, (ii) the Administrative Agent or the Required Lenders may declare the Advances to be immediately due and payable in full (without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower) and any other Obligations to be immediately due and payable, (iii) the Administrative Agent may terminate the Servicer by providing a Servicer Removal Notice in accordance with Section 6.01(b), and (iv) all proceeds and distributions in respect of the Collateral shall be distributed by the Collateral Agent (at the direction of the Administrative Agent) as described in Section 2.04(c) (provided that the Borrower shall in any event remain liable to pay such Advances Outstanding and all such amounts and Obligations immediately in accordance with Section 2.04(e)). In addition, upon any such declaration or upon any such automatic occurrence, the Collateral Agent, on behalf of the Secured Parties and at the direction of the Administrative Agent, shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other Applicable Law, which rights shall be cumulative. Without limiting any obligation of the Servicer hereunder, the Borrower confirms and agrees that the Collateral Agent, on behalf of the Secured Parties and at the direction of the Administrative Agent (or any designee thereof, including, the Servicer), following an Event of Default, shall, at its option, have the sole right to enforce the Borrower's rights and remedies under each Assigned Document, but without any obligation on the part of the Administrative Agent, the Lenders or any of their respective Affiliates to perform any of the obligations of the Borrower under any such Assigned Document. If any Event of Default shall have occurred, Applicable Margin shall be increased pursuant to the definition thereof, effective as of the date of the occurrence of such Event of Default, and shall apply on each day after the occurrence of such Event of Default.

Section 7.02 Additional Remedies of the Administrative Agent.

(a)
Subject to Section 7.03, if, upon the declaration or automatic occurrence of the Facility Maturity Date (including, the date on which the Facility Maturity Date is declared (or is deemed to have occurred automatically) pursuant to Section 7.01), the aggregate outstanding principal amount of the Advances Outstanding, all accrued and unpaid Fees and Yield and any other Obligations are not immediately paid in full, then the Collateral Agent (acting as directed by the Administrative Agent) or the Administrative Agent, in addition to all other rights specified hereunder, shall have the right, in its own name and as agent for the Lenders, to immediately sell (at the Borrower's expense) in a commercially reasonable manner, in a recognized market (if one exists) at such price or prices as the Administrative Agent may reasonably deem satisfactory, any or all of the Collateral and apply the proceeds thereof to the Obligations.

(b)
The parties recognize that it may not be possible to sell all of the Collateral on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for the assets constituting the Collateral may not be liquid. Accordingly, the Administrative Agent may, subject to Section 7.03, elect, in its sole discretion, the time and manner of liquidating any of the Collateral, and nothing contained herein shall obligate the Administrative Agent to liquidate any of the Collateral on the date the Administrative Agent (at the direction of the Required Lenders) declares the Advances Outstanding hereunder to be immediately due and payable pursuant to Section 7.01 or to liquidate all of the Collateral in the same manner or on the same Business Day.
(c)
If the Collateral Agent (acting as directed by the Administrative Agent) or the Administrative Agent proposes to sell the Collateral or any part thereof in one or more parcels at a public or private sale, at the request of the Collateral Agent or the Administrative Agent, as applicable, the Borrower and the Servicer shall make available to (i) the Administrative Agent, on a timely basis, all information relating to the Collateral subject to sale, including, copies of any disclosure documents, contracts, financial statements of the applicable Obligors, covenant certificates and any other materials requested by the Administrative Agent, and (ii) each prospective bidder, on a timely basis, all reasonable information relating to the Collateral subject to sale, including, copies of any disclosure documents, contracts, financial statements of the applicable Obligors, covenant certificates and any other materials reasonably requested by each such bidder; provided that with respect to this clause (ii), (A) any bidder is informed of any information which it is required by law or contract to keep confidential and, as a condition to any such disclosure, agrees for the benefit of the Borrower and the Servicer to hold such information confidential, and (B) if after such bidder takes such actions as set forth in clause (A) above, the Borrower or the Servicer is still required by Applicable Law or pursuant to contractual obligation to keep any such information confidential, neither the Borrower nor the Servicer shall be required to disclose such information to such bidder.
(d)
Each of the Borrower and the Servicer agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any Collateral may be situated in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale of any of the Collateral or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and each of the Borrower and the Servicer, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws, and any and all right to have any of the properties or assets constituting the Collateral marshaled upon any such sale, and agrees that the Collateral Agent, or the Administrative Agent on its behalf, or any court having jurisdiction to foreclose the security interests granted in this Agreement may sell the Collateral as an entirety or in such parcels as the Collateral Agent (acting at the direction of the Administrative Agent) or such court may determine. Pursuant to the UCC, each of the Borrower and the Collateral Agent hereby specifically agrees (x) that it shall not raise any objection to a Secured Party's purchase of the Collateral (through bidding on the obligations or otherwise) and

(y) that a foreclosure sale conducted in conformity with the principles set forth in various no action letters promulgated by the SEC staff (1) shall be considered to be a "public" sale for purposes of the UCC and (2) shall be considered to be commercially reasonable notwithstanding that a Secured Party purchases the Collateral at such a sale.

(e)
Any amounts received from any sale or liquidation of the Collateral pursuant to this Section 7.02 in excess of the Obligations will be applied by the Collateral Agent (as directed by the Administrative Agent) in accordance with the provisions of Section 2.04(c), or as a court of competent jurisdiction may otherwise direct.
(f)
Subject to Section 7.03, the Administrative Agent and the Lenders shall have, in addition to all the rights and remedies provided herein and provided by applicable federal, state, foreign, and local laws (including, the rights and remedies of a secured party under the UCC of any applicable state, to the extent that the UCC is applicable, and the right to offset any mutual debt and claim), all rights and remedies available to the Lenders at law, in equity or under any other agreement between any Lender and the Borrower; provided that all such rights and remedies shall be subject to Section 7.03. Without limiting the foregoing, the Administrative Agent and the Lenders and each of their respective Affiliates is hereby authorized after the occurrence and during the continuance of an Event of Default, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held, and other obligations (in whatever currency) at any time owing, by the Administrative Agent, any such Lender or any such Affiliate, to or for the credit or the account of the Borrower or the Transferor, as applicable, against any and all of the obligations of the Borrower or the Transferor, as applicable, now or hereafter existing under this Agreement or any other Transaction Document to the Administrative Agent, any such Lender or their respective Affiliates, irrespective of whether or not the Administrative Agent, any such Lender or Affiliate shall have made any demand under this Agreement or any other Transaction Document and although such obligations of the Borrower or the Transferor, as applicable, may be contingent or unmatured or are owed to a branch, office or Affiliate of the Administrative Agent or any such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness. The rights of the Administrative Agent and the Lenders and their respective Affiliates under this section are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent, any such Lender or their respective Affiliates may have. The Administrative Agent and the Lenders agree to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.
(g)
Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.
(h)
Each of the Borrower and the Servicer hereby irrevocably appoints, during the continuance of an Event of Default and at all times following the Facility Maturity Date, each of the Collateral Agent and the Administrative Agent its true and lawful attorney (with full power of substitution) in its name, place and stead and at its expense, in connection with the enforcement of the rights and remedies provided for in this Agreement, including without limitation the following powers: (i) to give any necessary receipts or acquittance for amounts collected or received hereunder, (ii) to make all necessary transfers of the Collateral in connection with any such sale or other disposition made pursuant hereto, (iii) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition, the Borrower and the Servicer hereby ratifying and confirming all that such attorney (or any substitute) shall lawfully do hereunder and pursuant hereto, and (iv) to sign any agreements, orders or other documents in connection with or pursuant to any Transaction Document. Nevertheless, if so requested by the Collateral Agent or the Administrative Agent, the Borrower shall ratify and confirm any such sale or other disposition by executing and delivering to the Collateral Agent or the Administrative Agent all proper bills of sale, assignments, releases and other instruments as may be designated in any such request; provided that, for the avoidance of doubt, no right under any power of attorney furnished under this Section 7.02(h) may be exercised except during the existence of an Event of Default.

(i)
The Administrative Agent is hereby authorized and empowered, during the existence of an Event of Default and at all times following the Facility Maturity Date, on behalf of the Borrower or the Transferor, to endorse the name of the Borrower or the Transferor, as applicable, upon any check, draft, instrument, receipt, instruction, or other document or agreement or item, coming into the Administrative Agent's possession, and to receive and apply the proceeds therefrom in accordance with the terms hereof. The Administrative Agent is hereby granted an irrevocable power of attorney, which is coupled with an interest, to execute all checks, drafts, receipts, instruments, instructions, or other documents, agreements, or items on behalf of the Borrower or the Transferor, as applicable, either before or after demand of payment on the Obligations but only during the existence of an Event of Default, as shall be deemed by the Administrative Agent to be necessary or advisable, in the sole discretion of the Administrative Agent, to preserve the security interests and Liens in the Collateral or to secure the repayment of the Obligations, and the Administrative Agent shall not incur any liability, in the absence of gross negligence or willful misconduct, in connection with or arising from its exercise of such power of attorney. The application by the Administrative Agent of such funds shall, unless the Administrative Agent shall agree otherwise in writing, be the same as set forth in Section 2.04 hereof.

Section 7.03 Option to Purchase Collateral.

In connection with any liquidation in full of the Collateral, including without limitation, (a) upon the termination of the Commitments following the occurrence and during the continuation of an Event of Default or (b) at the Facility Maturity Date, the Servicer (or its designated Affiliate (other than the Borrower) or managed fund) shall, subject to the additional requirements set forth in this Section 7.03 and as long as (1) the Servicer is not the defaulting party with respect to any such Event of Default and (2) the Servicer is not in breach of any material provision of this Agreement or any Transaction Document, have the right to commit to purchase all (but not less than all) of the Loan Assets included in the Collateral at a purchase price at least equal to the sum of the then accrued and outstanding Obligations, as determined by the Administrative Agent (the "Exercise Notice Purchase Price"). The Servicer may exercise such right by providing written notice (the "Exercise Notice") to the Borrower and the Administrative Agent (with a copy to the Collateral Agent) of its election to exercise such right which shall include the Exercise Notice Purchase Price and shall be delivered not later than 5:00

p.m. on the second Business Day following the date on which the Servicer receives notice from the Administrative Agent of the declaration or automatic occurrence of the Facility Maturity Date and acceleration of the Obligations; provided that if notice of an Event of Default and acceleration of the Obligations is delivered by the Administrative Agent after 2:00 p.m. New York City time, the Exercise Notice shall be delivered not later than 9:00 a.m. New York City time on the third Business Day immediately following the date of such notice. Once an Exercise Notice is given by the Servicer (subject to the immediately succeeding sentence), the Servicer (or such Affiliate or managed fund designated in the Exercise Notice) shall be obligated, irrevocably and unconditionally, to purchase the Collateral, at the Exercise Notice Purchase Price referenced in such Exercise Notice, for settlement within the normal settlement period for such Collateral. The Exercise Notice Purchase Price must be received by the Administrative Agent, or its designee, in immediately available funds no later than ten (10) Business Days following delivery of the Exercise Notice hereunder, or, if earlier, the date of settlement for such Collateral. The Administrative Agent shall not cause the liquidation of the Loan Assets to occur during the time that the Servicer is entitled to provide an Exercise Notice. In the event that the Exercise Notice is not timely provided and/or the Exercise Notice Purchase Price is not timely received, each pursuant to the conditions set forth in this Section 7.03, the Administrative Agent may forthwith liquidate the Loan Assets and may, in its sole discretion, appoint a Replacement Servicer. The Collateral Agent shall have no liability for (i) selling Collateral to the Servicer (or its designated Affiliate (other than the Borrower) or managed fund) or (ii) any delay, failure or loss of value in liquidating Collateral as a result of the requirements above.

ARTICLE VIII
INDEMNIFICATION

Section 8.01 Indemnities by the Borrower.

(a)
Except, in the case of the Administrative Agent and Lenders and their respective related Indemnified Parties, for Taxes (other than Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim) and without limiting any other rights which the Affected Parties, the Secured Parties, the Administrative Agent, the Lenders, the Collateral Agent, the Account Bank, the Collateral Custodian or any of their respective Affiliates may have hereunder or under Applicable Law, the Borrower hereby agrees to indemnify the Affected Parties, the Secured Parties, the Administrative Agent, the Lenders, the Collateral Agent, the Account Bank, the Collateral Custodian and each of their respective Affiliates, assigns, officers, directors, employees and agents (each, an "Indemnified Party" for purposes of this Article VIII) against, and to hold each Indemnified Party harmless from, any and all damages, losses, claims, liabilities and related reasonable and documented costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts"), awarded against or actually incurred by such Indemnified Party arising out of, in any way connected with, or as a result of this Agreement, any of the other Transaction Documents or in respect of any of the Collateral or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any such Indemnified Party is a party thereto (and regardless of whether such matter is initiated by a third party or by the Borrower or any of its Affiliates or shareholders); provided that Indemnified Amounts shall not be available to an Indemnified Party to the extent that such damages, losses, claims, liabilities and related costs and expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence, bad faith, fraud or willful misconduct on the part of such Indemnified Party.

(b)
Any amounts subject to the indemnification provisions of this Section 8.01 shall be paid by the Borrower to the Administrative Agent on behalf of the applicable Indemnified Party (other than amounts owing to the Collateral Agent or the Collateral Custodian which shall be paid directly to them) within thirteen (13) Business Days following the Administrative Agent's written demand therefor on behalf of the applicable Indemnified Party (and the Administrative Agent shall pay such amounts to the applicable Indemnified Party promptly after the receipt by the Administrative Agent of such amounts). The Administrative Agent, on behalf of any Indemnified Party making a request for indemnification under this Section 8.01, shall submit to the Borrower a certificate setting forth the basis for and the computations of the Indemnified Amounts with respect to which such indemnification is requested, which certificate shall be conclusive absent demonstrable error.
(c)
If for any reason the indemnification provided above in this Section 8.01 is unavailable to the Indemnified Party or is insufficient to hold an Indemnified Party harmless in respect of any losses, claims, damages or liabilities, then the Borrower shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Borrower on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.
(d)
If the Borrower has made any payments in respect of Indemnified Amounts to the Administrative Agent on behalf of an Indemnified Party pursuant to this Section 8.01 and such Indemnified Party thereafter collects any of such amounts from others, such Indemnified Party will promptly repay such amounts collected to the Borrower, without interest.
(e)
The obligations of the Borrower under this Section 8.01 shall survive the resignation or removal of the Administrative Agent, the Lenders, the Servicer, the Collateral Agent, the Account Bank or the Collateral Custodian, the invalidity or unenforceability of any term or provision of this Agreement or any other Transaction Document, any investigation made by or on behalf of the Administrative Agent, the Collateral Agent, any Lender, the Servicer, the Account Bank or the Collateral Custodian and the termination of this Agreement.

Section 8.02 Indemnities by Servicer.

(a)
Without limiting any other rights which any Indemnified Party may have hereunder or under Applicable Law, the Servicer hereby agrees to indemnify each Indemnified Party from and against any and all Indemnified Amounts, awarded against or incurred by any Indemnified Party as a consequence of any acts or omissions of the Servicer in its capacity as Servicer and related to any Transaction Document, the transactions contemplated hereby or thereby or any certificate or other written material delivered by the Servicer pursuant hereto or thereto; provided that Indemnified Amounts shall not be available to an Indemnified Party to the extent that such Indemnified Amounts are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence, bad faith, fraud or willful misconduct on the part of such Indemnified Party claiming indemnification hereunder.

(b)
Any Indemnified Amounts shall be paid by the Servicer to the Administrative Agent, for the benefit of the applicable Indemnified Party, within thirteen (13) Business Days following receipt by the Servicer of the Administrative Agent's written demand therefor (and the Administrative Agent shall pay such amounts to the applicable Indemnified Party promptly after the receipt by the Administrative Agent of such amounts).
(c)
If the Servicer has made any indemnity payments to the Administrative Agent, on behalf of an Indemnified Party pursuant to this Section 8.02 and such Indemnified Party thereafter collects any of such amounts from others, such Indemnified Party will promptly repay such amounts collected to the Servicer, without interest.
(d)
The obligations of the Servicer under this Section 8.02 shall survive the resignation or removal of the Administrative Agent, the Lenders, the Collateral Agent, the Account Bank or the Collateral Custodian, the invalidity or unenforceability of any term or provision of this Agreement or any other Transaction Document, any investigation made by or on behalf of the Administrative Agent, the Collateral Agent, any Lender, the Borrower, the Account Bank or the Collateral Custodian and the termination of this Agreement.
(e)
Any indemnification pursuant to this Section 8.02 shall not be payable from the Collateral.
(f)
The Servicer shall have no liability for making indemnification hereunder to the extent any such indemnification constitutes recourse for uncollectible or uncollected Loan Assets.

Section 8.03 Waiver of Certain Claims. To the extent permitted by Applicable Law, none of the Borrower or the Servicer shall assert, and each hereby waives, any claim against any Indemnified Party, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any of the Transaction Documents.

Section 8.04 Legal Proceedings. In the event an Indemnified Party becomes involved in any action, claim, or legal, governmental or administrative proceeding (an "Action") for which it seeks indemnification hereunder, the Indemnified Party shall promptly notify the other party or parties against whom it seeks indemnification (the "Indemnifying Party") in writing of the nature and particulars of the Action; provided that its failure to do so shall not relieve the Indemnifying Party of its obligations hereunder except to the extent such failure has a material adverse effect on the Indemnifying Party. Except in the case of the Collateral Agent, the Account Bank and the Collateral Custodian or their related Indemnified Parties, upon written notice to the Indemnified Party acknowledging in writing that the indemnification provided hereunder applies to the Indemnified Party in connection with the Action (subject to the exclusion in the first sentence of

Section 8.01 and the first sentence of Section 8.02, as applicable), the Indemnifying Party may assume the defense of the Action at its expense with counsel reasonably acceptable to the Indemnified Party. Such Indemnified Party shall have the right to retain separate counsel in connection with the Action, and the Indemnifying Party shall not be liable for the legal fees and expenses of the Indemnified Party after the Indemnifying Party has done so; provided that if the Indemnified Party determines in good faith that there may be a conflict between the positions of the Indemnified Party and the Indemnifying Party in connection with the Action, or that the Indemnifying Party is not conducting the defense of the Action in a manner reasonably protective of the interests of the Indemnified Party, the reasonable and documented out-of-pocket outside legal fees and expenses of the Indemnified Party shall be paid by the Indemnifying Party; provided, further, that the Indemnifying Party shall not, in connection with any one Action or separate but substantially similar or related Actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees or expenses of more than one separate firm of attorneys (and any required local counsel) for such Indemnified Party, which firm (and local counsel, if any) shall be designated in writing to the Indemnifying Party by the Indemnified Party. If the Indemnifying Party elects to assume the defense of the Action, it shall have full control over the conduct of such defense; provided that the Indemnifying Party and its counsel shall, as reasonably requested by the Indemnified Party or its counsel, consult with and keep them informed with respect to the conduct of such defense. The Indemnifying Party shall not settle an Action without the prior written approval of the Indemnified Party unless such settlement provides for the full and unconditional release of the Indemnified Party from all liability in connection with the Action and such settlement (i) does not arise from or is not a part of any criminal action, (ii) does not contain a stipulation to, confession of judgment with respect to, or admission or acknowledgment of any liability or wrongdoing on the part of the Indemnified Party and (iii) does not provide for injunctive relief or other relief other than monetary damages payable by the Indemnifying Party. The Indemnified Party shall reasonably cooperate with the Indemnifying Party in connection with the defense of the Action.

ARTICLE IX

THE ADMINISTRATIVE AGENT

Section 9.01 The Administrative Agent.

(a)
Appointment. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent as its agent hereunder and hereby further authorizes the Administrative Agent to appoint additional agents to act on its behalf and for the benefit of each Lender. Each Lender further authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Transaction Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth in this Agreement, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Transaction Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b)
Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Transaction Document by or through agents, employees or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney in fact that it selects with reasonable care.
(c)
Administrative Agent's Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Administrative Agent under or in connection with this Agreement or any of the other Transaction Documents, except, subject to Section 9.01(b), for its or their own gross negligence, willful misconduct, bad faith or fraud (each as determined in a final, non-appealable judgment by a court of competent jurisdiction). Each Secured Party hereby waives any and all claims against the Administrative Agent or any of its Affiliates for any action taken or omitted to be taken by the Administrative Agent or any of its Affiliates under or in connection with this Agreement or any of the other Transaction Documents, except, subject to Section 9.01(b), for its or their own gross negligence, willful misconduct, bad faith or fraud (each as determined in a final, non-appealable judgment by a court of competent jurisdiction). Without limiting the foregoing, the Administrative Agent: (i) may consult with legal counsel (including counsel for the Borrower or the Transferor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation and shall not be responsible for any statements, warranties or representations made in or in connection with this Agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the other Transaction Documents on the part of the Borrower, the Transferor, or the Servicer or to inspect the property (including the books and records) of the Borrower, the Transferor, or the Servicer; (iv) shall not be responsible for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any of the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto; (v) shall incur no liability under or in respect of this Agreement or any of the other Transaction Documents by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by email) believed by it to be genuine and signed or sent by the proper party or parties; (vi) shall not be responsible for or have any duty to ascertain or inquire into the contents of any certificate, report or other document delivered thereunder or in connection therewith; and (vii) shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent may deem and treat the payee of any portion of any Advance and the I/O Notional Loan as the owner thereof for all purposes unless such Advance or the I/O Notional Loan, as applicable, shall have been transferred in accordance with this Agreement and all actions required by such section in connection with such transfer shall have been taken.

(d)
Actions by Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Transaction Document in accordance with a request or consent of the Required Lenders; provided that, notwithstanding anything to the contrary herein, the Administrative Agent shall not be required to take any action hereunder if the taking of such action, in the reasonable determination of the Administrative Agent, shall be in violation of any Applicable Law or contrary to any provision of this Agreement or shall expose the Administrative Agent to liability hereunder or otherwise. In the event the Administrative Agent requests the consent of a Lender pursuant to the foregoing provisions and the Administrative Agent does not receive a consent (either positive or negative) from such Person within ten (10) Business Days of such Person's receipt of such request, then such Lender shall be deemed to have consented to the relevant action.
(e)
Notice of Event of Default, Unmatured Event of Default or Servicer Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of an Event of Default, Unmatured Event of Default or Servicer Default, unless the Administrative Agent has received written notice from a Lender, the Borrower or the Servicer referring to this Agreement, describing such Event of Default, Unmatured Event of Default or Servicer Default and stating that such notice is a "Notice of Event of Default," "Notice of Unmatured Event of Default" or "Notice of Servicer Default," as applicable. The Administrative Agent shall (subject to Section 9.01(c)) take such action with respect to such Event of Default, Unmatured Event of Default or Servicer Default as may be requested by the Required Lenders acting jointly or as the Administrative Agent shall deem advisable or in the best interest of the Lenders.
(f)
Credit Decision with Respect to the Administrative Agent. Each Lender and each Secured Party acknowledges that none of the Administrative Agent or any of its Affiliates has made any representation or warranty to it, and that no act by the Administrative Agent hereinafter taken, including any consent to and acceptance of any assignment or review of the affairs of the Borrower, the Servicer, the Transferor or any of their respective Affiliates or review or approval of any of the Collateral, shall be deemed to constitute any representation or warranty by any of the Administrative Agent or its Affiliates to any Lender as to any matter, including whether the Administrative Agent has disclosed material information in its possession. Each Lender and each Secured Party acknowledges that it has, independently and without reliance upon the Administrative Agent, or any of the Administrative Agent's Affiliates, and based upon such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and the other Transaction Documents to which it is a party. Each Lender and each Secured Party also acknowledges that it will, independently and without reliance upon the Administrative Agent, or any of the Administrative Agent's Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement and the other Transaction Documents to which it is a party. Each Lender and each Secured Party hereby agrees that the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower, the Servicer, the Transferor or their respective Affiliates which may come into the possession of the Administrative Agent or any of its Affiliates.

(g)
Indemnification of the Administrative Agent. Each Lender agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower or the Servicer), ratably in accordance with the Pro Rata Share of its related Lender, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any of the other Transaction Documents, or any action taken or omitted by the Administrative Agent hereunder or thereunder, including, but not limited to, the payment of principal, interest and fees. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent, ratably in accordance with the Pro Rata Share of its related Lender, promptly upon demand for any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Transaction Documents, to the extent that such expenses are incurred in the interests of or otherwise in respect of the Lenders hereunder and/or thereunder and to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrower or the Servicer.
(h)
Successor Administrative Agent. The Administrative Agent may resign at any time, effective upon the appointment and acceptance of a successor Administrative Agent as provided below, by giving at least five (5) days' written notice thereof to each Lender and the Borrower and may be removed at any time with cause by the Lenders acting jointly. Upon any such resignation or removal, the Required Lenders shall appoint a successor Administrative Agent, subject to the approval of the Borrower (which approval shall not be (i) unreasonably withheld, conditioned or delayed or (ii) required at any time during the continuance of an Event of Default or after the declaration or automatic occurrence of the Facility Maturity Date). Each Lender agrees that it shall not unreasonably withhold or delay its approval of the appointment of a successor Administrative Agent. If no such successor Administrative Agent shall have been so appointed, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or the removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Secured Parties, appoint a successor Administrative Agent which successor Administrative Agent shall be either (x) a commercial bank organized under the laws of the United States or of any state thereof and have a combined capital and surplus of at least $50,000,000 or (y) an Affiliate of such a bank. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article IX shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

(i)
Payments by the Administrative Agent. Unless specifically allocated to a specific Lender pursuant to the terms of this Agreement, all amounts received by the Administrative Agent on behalf of the Lenders shall be paid by the Administrative Agent to the Lenders in accordance with their respective Pro Rata Shares in the applicable Advances Outstanding, or if there are no Advances Outstanding in accordance with their related Lender's most recent Commitments, on the Business Day received by the Administrative Agent, unless such amounts are received after 12:00 noon on such Business Day, in which case the Administrative Agent shall use its reasonable efforts to pay such amounts to each Lender on such Business Day, but, in any event, shall pay such amounts to such Lender not later than the following Business Day.
(j)
The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or prospective Lender is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Advances, or disclosure of confidential information, to any Disqualified Institution.

ARTICLE X COLLATERAL AGENT

Section 10.01 Designation of Collateral Agent.

(a)
Initial Collateral Agent. Each of the Lenders and the Administrative Agent hereby designate and appoint the Collateral Agent to act as its agent for the purposes of perfection of a security interest in the Collateral and hereby authorizes the Collateral Agent to take such actions on its behalf and on behalf of each of the Secured Parties and to exercise such powers and perform such duties as are expressly granted to the Collateral Agent by this Agreement. The Collateral Agent hereby accepts such agency appointment to act as Collateral Agent pursuant to the terms of this Agreement, until its resignation or removal as Collateral Agent pursuant to the terms hereof.
(b)
Successor Collateral Agent. Upon the Collateral Agent's receipt of a Collateral Agent Termination Notice from the Administrative Agent or the designation of a successor Collateral Agent pursuant to the provisions of Section 10.05 (and, so long as no Event of Default has occurred and is continuing, with the consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed)), the Collateral Agent agrees that it will terminate its activities as Collateral Agent hereunder.
(c)
Secured Party. The Administrative Agent and the Lenders hereby appoint

U.S. Bank Trust Company, National Association, in its capacity as Collateral Agent hereunder,

as their agent for the purposes of perfection of a security interest in the Collateral. U.S. Bank Trust Company, National Association, in its capacity as Collateral Agent hereunder, hereby accepts such appointment and agrees to perform the duties set forth in Section 10.02(b).

(d)
Notice of Event of Default, Unmatured Event of Default or Servicer Default. The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of an Event of Default, Unmatured Event of Default or Servicer Default, unless the Collateral Agent has received written notice from a Lender, the Administrative Agent, the Borrower or the Servicer referring to this Agreement, describing such Event of Default, Unmatured Event of Default or Servicer Default and stating that such notice is a "Notice of Event of Default," "Notice of Unmatured Event of Default" or "Notice of Servicer Default," as applicable. The Collateral Agent shall take such action with respect to such Event of Default, Unmatured Event of Default or Servicer Default as may be requested by the Administrative Agent.

Section 10.02 Duties of Collateral Agent.

(a)
Appointment. The Lenders and the Administrative Agent each hereby appoints U.S. Bank Trust Company, National Association to act as Collateral Agent, for the benefit of the Secured Parties. The Collateral Agent hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto set forth herein.
(b)
Duties. On or before the initial Advance Date, and until its removal pursuant to Section 10.05, the Collateral Agent shall perform, on behalf of the Secured Parties, the following duties and obligations:
(i)
[Reserved];
(ii)
The Collateral Agent shall make payments pursuant to the terms of the Servicing Report or as otherwise directed in accordance with Sections

2.04 or 2.05.

(iii)
The Collateral Agent shall provide to the Servicer a copy of all written notices and communications identified as being sent to it in connection with the Loan Assets and the other Collateral held hereunder which it receives from the related Obligor, participating bank and/or agent bank. In no instance shall the Collateral Agent be under any duty or obligation to take any action on behalf of the Servicer in respect of the exercise of any voting or consent rights, or similar actions, unless it receives specific written instructions from the Servicer, prior to the occurrence and continuance of an Event of Default, or the Administrative Agent, after the occurrence of, and during the continuation of, an Event of Default, in which event the Collateral Agent shall vote, consent or take such other action in accordance with such instructions.
(iv)
The Collateral Agent shall create a database (the "Collateral Database") with respect to the Loan Assets held by the Borrower on the Closing Date, which Collateral Database shall include all information reasonably requested by the Administrative Agent with respect to the Loan Assets and the Collateral, on an individual Loan Asset basis and on a portfolio basis. The Collateral Agent shall permit access to the information in the Collateral Database by the Servicer, the Borrower and the Administrative Agent no later than the Closing Date. The Collateral Agent shall provide a daily report to the Servicer, the Borrower and the Administrative Agent, in an electronic format and in scope mutually acceptable to the Collateral Agent, the Servicer, the Borrower and the Administrative Agent, that summarizes the material information contained in the Collateral Database, including, without limitation, the Outstanding Balance of the Collateral and balances of the Controlled Accounts. The Collateral Agent shall update the Collateral Database promptly for Loan Assets and Permitted Investments acquired or sold or otherwise disposed of and for any amendments or changes to Loan Asset amounts or interest rates.

(v)
The Collateral Agent shall establish the Payment Account, the Collection Account and the Unfunded Exposure Account in the name of the Borrower subject to the lien and control of the Collateral Agent for the benefit of the Secured Parties.
(vi)
The Collateral Agent shall track the receipt and daily allocation of cash to the Interest Collection Subaccount and Principal Collection Subaccount and any withdrawals therefrom and, on each Business Day, provide to the Servicer daily reports reflecting such actions to the Interest Collection Subaccount and Principal Collection Subaccount as of the close of business on the preceding Business Day.
(vii)
The Collateral Agent shall assist and reasonably cooperate with the independent certified public accountants in the preparation of those reports required under Section 6.10, in each case by providing any requested information in the possession of the Collateral Agent.
(viii)
The Collateral Agent shall provide the Servicer with such other information as may be reasonably requested in writing by the Servicer and as is within the possession of the Collateral Agent.
(c)
(i) In preparing the reports set forth above, the Collateral Agent shall be entitled to conclusively rely, absent manifest error, on information it receives from the Servicer, the Borrower and the Administrative Agent, including the information contained in the Servicing Report. The Collateral Agent shall in no event have any liability for the actions or omissions of the Servicer or any other Person, or any failure, inability or unwillingness on the part of the Servicer or any other Person to provide accurate and complete information on a timely basis to the Collateral Agent, or otherwise on the part of any such party to comply with the terms of this Agreement, and shall have no liability for any inaccuracy or error in any duty performed by it that results from or is caused by inaccurate, untimely or incomplete information or data received by it from the Servicer or another Person. The Collateral Agent shall not be liable for failing to prepare or delay in preparing the report set forth in Section 10.02(b) or in failing in any of its other responsibilities hereunder which results from or is caused by a failure or delay on the part of the Servicer or another Person in furnishing necessary, timely and accurate information to the Collateral Agent. It is expressly acknowledged that the application and performance by the

Collateral Agent of its various duties hereunder shall be based upon, and in reliance upon, data, information and notice provided to it by the Servicer, the Administrative Agent, the Borrower, and the Collateral Agent shall have no responsibility for the accuracy of any such information or data provided to it by such persons and shall be entitled to update its records (as it may deem necessary or appropriate). Notwithstanding anything contained herein, the Collateral Agent shall not have any obligation with respect to any collateral comprising of real property. The Servicer and the Administrative Agent, as applicable, shall reasonably cooperate with the Collateral Agent in connection with the preparation by the Collateral Agent of the above mentioned reports and calculations. Nothing herein shall obligate the Collateral Agent to determine (i) if a Loan Asset meets the criteria specified herein or is an Eligible Loan Asset, or if the conditions (including the Eligibility Criteria) for the purchase of a Loan Asset have been complied with, (ii) the Borrowing Base, Net Asset Value or EBITDA, or whether a Borrowing Base Deficiency or Value Adjustment Event has occurred, (iii) the Concentration Limitations or the determination of any Excess Concentration Amount, (iv) the Unfunded Exposure Amount or Unfunded Exposure Equity Amount, (v) any Excluded Amounts, (vi) the type, classification, Adjusted Borrowing Value or Assigned Value of any Loan Asset. Further, nothing herein shall impose or imply any duty or obligation on the part of the Collateral Agent to verify, investigate or audit any such information or data, or to determine or monitor on an independent basis whether any obligor of the Loan Asset is in default or in compliance with the underlying instruments governing or securing such assets. The Collateral Agent, Collateral Custodian and Account Bank shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Collateral Agent, Collateral Custodian and Account Bank shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or prospective Lender is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Advances, or disclosure of confidential information, to any Disqualified Institution.

(d)
(i) The Administrative Agent, each Lender and each Secured Party further authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are expressly delegated to the Collateral Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. In furtherance, and without limiting the generality of the foregoing, each Secured Party hereby appoints the Collateral Agent (acting at the direction of the Administrative Agent) as its agent to execute and deliver all further instruments and documents, and take all further action that the Administrative Agent deems necessary or desirable in order to perfect, protect or more fully evidence the security interests granted by the Borrower hereunder, or to enable any of them to exercise or enforce any of their respective rights hereunder, including, the execution by the Collateral Agent as secured party/assignee of such financing or continuation statements, or amendments thereto or assignments thereof, relative to all or any of the Loan Assets now existing or hereafter arising, and such other instruments or notices, as may be necessary or appropriate for the purposes stated hereinabove. Nothing in this Section 10.02(c) shall be deemed to relieve the Borrower or the Servicer of their respective obligations to protect the interest of the Collateral Agent (for the benefit of the Secured Parties) in the Collateral, including to file financing and continuation statements in respect of the Collateral in accordance with Section 5.01(u).

(ii)
The Administrative Agent may direct the Collateral Agent to take any such incidental action hereunder. With respect to other actions which are incidental to the actions specifically delegated to the Collateral Agent hereunder, the Collateral Agent shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Administrative Agent; provided that the Collateral Agent shall not be required to take any action hereunder at the request or direction of the Administrative Agent, any Secured Party or otherwise if the taking of such action, in the reasonable determination of the Collateral Agent, (x) shall be in violation of any Applicable Law or contrary to any provisions of this Agreement or (y) shall expose the Collateral Agent to liability hereunder or otherwise (unless it has received indemnity which it reasonably deems to be satisfactory with respect thereto). In the event the Collateral Agent requests the consent of the Administrative Agent and the Collateral Agent does not receive a consent (either positive or negative) from the Administrative Agent within ten (10) Business Days of its receipt of such request, then the Administrative Agent shall be deemed to have declined to consent to the relevant action.
(iii)
Except as expressly provided herein, the Collateral Agent shall not be under any duty or obligation to take any affirmative action to exercise or enforce any power, right or remedy available to it under this Agreement unless and until (and to the extent) expressly so directed by the Administrative Agent. The Collateral Agent shall not be liable for any action taken, suffered or omitted by it in accordance with the request or direction of any Secured Party or the Servicer, to the extent that this Agreement provides such Secured Party or the Servicer the right to so direct the Collateral Agent, or the Administrative Agent. The Collateral Agent shall not be deemed to have notice or knowledge of any matter hereunder, including an Event of Default, unless a Responsible Officer of the Collateral Agent has knowledge of such matter or written notice thereof is received by the Collateral Agent.
(e)
If, in performing its duties under this Agreement, the Collateral Agent is required to decide between alternative courses of action, the Collateral Agent may request written instructions from the Administrative Agent as to the course of action desired by it. If the Collateral Agent does not receive such instructions within two (2) Business Days after it has requested them, the Collateral Agent may, but shall be under no duty to, take or refrain from taking any such courses of action. The Collateral Agent shall act in accordance with instructions received after such two (2) Business Day period except to the extent it has already, in good faith, taken or committed itself to take, action inconsistent with such instructions. The Collateral Agent shall be entitled to rely on the advice of legal counsel and independent accountants in performing its duties hereunder and shall be deemed to have acted in good faith if it acts in accordance with such advice.
(f)
Concurrently herewith, the Administrative Agent directs the Collateral Agent and the Collateral Agent is authorized to enter into the Pledge Agreement and Control

Agreement. For the avoidance of doubt, all of the Collateral Agent's rights, protections and immunities provided herein shall apply to the Collateral Agent for any actions taken or omitted to be taken under the Pledge Agreement and Control Agreement in such capacity.

Section 10.03 Merger or Consolidation. Any Person (a) into which the Collateral Agent may be merged or consolidated, (b) that may result from any merger or consolidation to which the Collateral Agent shall be a party, or (c) that may succeed to the properties and assets of the Collateral Agent substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Collateral Agent hereunder, shall be the successor to the Collateral Agent under this Agreement without further act of any of the parties to this Agreement.

Section 10.04 Collateral Agent Compensation. As compensation for its Collateral Agent activities hereunder, the Collateral Agent shall be entitled to the Collateral Agent Fees and Collateral Agent Expenses from the Borrower as set forth in the Collateral Agent and Collateral Custodian Fee Letter, payable to the extent of funds available therefor pursuant to the provisions of Section 2.04. The Collateral Agent's entitlement to receive the Collateral Agent Fees shall cease on the earlier to occur of: (a) its removal as Collateral Agent pursuant to Section 10.05 or

(b) the termination of this Agreement.

Section 10.05 Collateral Agent Removal. The Collateral Agent may be removed, with or without cause, by the Administrative Agent by 30 calendar days' notice given in writing to the Collateral Agent (the "Collateral Agent Termination Notice") and, so long as no Event of Default has occurred and is continuing, with the consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed); provided that, notwithstanding its receipt of a Collateral Agent Termination Notice, the Collateral Agent shall continue to act in such capacity until a successor Collateral Agent has been appointed and has agreed to act as Collateral Agent hereunder; provided, further, that the Collateral Agent shall continue to receive compensation of its fees and expenses in accordance with Section 10.04 above while so serving as the Collateral Agent prior to a successor Collateral Agent being appointed.

Section 10.06 Limitation on Liability.

(a)
The Collateral Agent may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, electronic communications or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been presented, signed or sent by the proper party or parties. The Collateral Agent may rely conclusively on and shall be fully protected in acting upon the written instructions of any designated officer of the Administrative Agent or the Borrower (or the Servicer on behalf of the Borrower), as the case may be.
(b)
The Collateral Agent may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder or under any other Transaction Document in good faith and in accordance with the advice or opinion of such counsel. The Collateral Agent may execute any of its duties under this Agreement or any other Transaction Document by or through agents or attorneys and shall not be responsible for the negligence or misconduct of any agent or attorney in fact that it selects with reasonable care.

(c)
The Collateral Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except in the case of its willful misconduct, bad faith, fraud or grossly negligent performance or omission of its duties.
(d)
The Collateral Agent makes no warranty or representation, shall not be responsible for any statements, warranties or representations made in or in connection with this Agreement by any other party hereto, and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, enforceability, completeness, validity, sufficiency, perfection, priority, value, genuineness, ownership or transferability of the Collateral, and will not be required to and will not make any representations as to the validity or value of any of the Collateral. The Collateral Agent shall not be obligated to take any legal action or exercise any right or remedy hereunder or under another Transaction Document that might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.
(e)
The Collateral Agent shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and the other Transaction Documents to which it is a party and no covenants or obligations shall be implied in this Agreement against the Collateral Agent. Notwithstanding any provision to the contrary elsewhere in the Transaction Documents, the Collateral Agent shall not have any fiduciary relationship with any party hereto or any Secured Party in its capacity as such, and no implied covenants, functions, obligations or responsibilities shall be read into this Agreement, the other Transaction Documents or otherwise exist against the Collateral Agent. Without limiting the generality of the foregoing, it is hereby expressly agreed and stipulated by the other parties hereto that the Collateral Agent shall not be required to exercise any discretion hereunder and shall have no investment or management responsibility. Notwithstanding any provision of this Agreement or the other Transaction Documents to the contrary, the Collateral Agent shall have any obligation to take any discretionary action under this Agreement or any Transaction Document and before taking or omitting any action to be taken or omitted under the terms of this Agreement and the other Transaction Documents, the Collateral Agent may seek the written direction of the Administrative Agent, and the Collateral Agent shall be entitled to rely (and shall be fully protected in so relying) upon such direction.
(f)
The Collateral Agent shall not be required to expend or risk its own funds in the performance of its duties hereunder or under another Transaction Document.
(g)
It is expressly agreed and acknowledged that the Collateral Agent is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Collateral.
(h)
Subject in all cases to the last sentence of Section 2.05, in case any reasonable question arises as to its duties hereunder or under another Transaction Document, the Collateral Agent may, except during the continuance of an Event of Default or after the Facility

Maturity Date, request instructions from the Servicer and may, during the continuance of an Event of Default or after the Facility Maturity Date, request instructions from the Administrative Agent, and shall be entitled at all times to refrain from taking any action unless it has received instructions from the Servicer or the Administrative Agent, as applicable. The Collateral Agent shall in all events have no liability, risk or cost for any action taken pursuant to and in compliance with the instruction of the Administrative Agent or the Borrower (or the Servicer on behalf of the Borrower), as the case may be. In no event shall the Collateral Agent be liable for special, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(i)
The Collateral Agent shall not be liable for the acts or omissions of the Collateral Custodian under this Agreement and shall not be required to monitor the performance of the Collateral Custodian. Notwithstanding anything herein to the contrary, the Collateral Agent shall have no duty to perform any of the duties of the Collateral Custodian under this Agreement.
(j)
In no event shall the Collateral Agent be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, embargo, epidemics, government action (including any laws, ordinances, regulation) or the like that delay, restrict or prohibit the providing of services by the Collateral Agent as contemplated by this Agreement. The Collateral Agent: (i) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the other Transaction Documents on the part of the Borrower or the Servicer or to inspect the property (including the books and records) of the Borrower or the Servicer; and (ii) shall not be responsible (other than on behalf of itself) for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any of the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto. The Collateral Agent shall have no responsibility and shall have no liability for (i) preparing, recording, filing, re-recording or re-filing any financing statement, continuation statement, document, instrument or other notice in any public office at any time or times, (ii) the correctness of any such financing statement, continuation statement, document or instrument or other such notice, (iii) taking any action to perfect or maintain the perfection of any security interest granted to it hereunder or otherwise or (iv) the validity or perfection of any such lien or security interest.
(k)
The Collateral Agent shall be entitled to rely upon information provided by the Administrative Agent in respect of amounts due and owing on the Advances or otherwise to the Lenders. None of the Collateral Agent, the Collateral Custodian or the Account Bank shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of Term SOFR (or other applicable Benchmark or a Canadian Benchmark), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event, Canadian Benchmark Transition Event or Benchmark Replacement Date or other cessation of an applicable Benchmark or Canadian Benchmark, (ii) to select, determine or designate any Benchmark Replacement (Dollar), Canadian Benchmark Replacement or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes, Canadian Benchmark Conforming Changes or other changes are necessary or advisable, if any, in connection with any of the foregoing. None of the Collateral Agent, the Collateral Custodian or the Account Bank shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Agreement as a result of the unavailability of Term SOFR (or other applicable Benchmark or replacement Benchmark or Canadian Benchmark) and absence of a designated replacement Benchmark, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party, in providing any direction, instruction, notice or information required or contemplated by the terms of this Agreement and reasonably required for the performance of such duties.

Section 10.07 Collateral Agent Resignation. The Collateral Agent may resign at any time by giving not less than ninety (90) days' written notice thereof to the Administrative Agent and with the consent of the Administrative Agent, which consent shall not be unreasonably withheld. Upon receiving such notice of resignation, the Administrative Agent (with the consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed) so long as no Event of Default has occurred and is continuing) shall promptly appoint a successor collateral agent or collateral agents by written instrument, in duplicate, executed by the Administrative Agent, one copy of which shall be delivered to the Collateral Agent so resigning and one copy to the successor collateral agent or collateral agents, together with a copy to the Borrower, Servicer and Collateral Custodian. If no successor collateral agent shall have been appointed and an instrument of acceptance by a successor Collateral Agent shall not have been delivered to the Collateral Agent within forty-five (45) days after the giving of such notice of resignation, the resigning Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent. Notwithstanding anything herein to the contrary, the Collateral Agent may not resign prior to a successor Collateral Agent being appointed.

Section 10.8. The Account Bank. In executing and delivering this Agreement, the Account Bank shall be entitled to the protections, benefits and immunities set forth in the Control Agreement, mutatis mutandis.

ARTICLE XI
COLLATERAL CUSTODIAN

Section 11.01 Designation of Collateral Custodian.

(a)
Initial Collateral Custodian. The role of Collateral Custodian with respect to the Required Loan Documents shall be conducted by the Person designated as Collateral Custodian hereunder from time to time in accordance with this Section 11.01. The Administrative Agent hereby designates and appoints the Collateral Custodian to act as its agent and hereby authorizes the Collateral Custodian to take such actions on its behalf and to exercise such powers and perform such duties as are expressly granted to the Collateral Custodian by this Agreement. The Collateral Custodian hereby accepts such agency appointment to act as

Collateral Custodian pursuant to the terms of this Agreement, until its resignation or removal as Collateral Custodian pursuant to the terms hereof.

(b)
Successor Collateral Custodian. Upon the Collateral Custodian's receipt of a Collateral Custodian Termination Notice from the Administrative Agent of the designation of a successor Collateral Custodian pursuant to the provisions of Section 11.05 (and, so long as no Event of Default has occurred and is continuing, with the consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed)), the Collateral Custodian agrees that it will terminate its activities as Collateral Custodian hereunder.

Section 11.02 Duties of Collateral Custodian.

(a)
Appointment. The Administrative Agent hereby appoints U.S. Bank National Association to act as Collateral Custodian, for the benefit of the Secured Parties. The Collateral Custodian hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto set forth herein.
(b)
Duties. From the Closing Date until its removal pursuant to Section 11.05, the Collateral Custodian shall perform, on behalf of the Secured Parties, the following duties and obligations:
(i)
The Collateral Custodian shall take and retain custody of the Required Loan Documents delivered by the Borrower pursuant to Section 3.02(a) and Section 3.04(b) hereof in accordance with the terms and conditions of this Agreement, all for the benefit of the Secured Parties. Within five (5) Business Days of its receipt of any Required Loan Documents, the related Loan Asset Schedule and a hard copy of the Loan Asset Checklist (provided, however, that if more than one hundred (100) Required Loan Documents are delivered at one time to the Collateral Custodian, the Collateral Custodian shall have additional time as it determines is reasonably necessary to conduct such review), the Collateral Custodian shall review the Required Loan Documents to confirm that (A) such Required Loan Documents have been executed (either an original or a copy, as indicated on the Loan Asset Checklist) and have no mutilated pages, (B) filed stamped copies of the UCC and other filings (required by the Required Loan Documents) are included, (C) if listed on the Loan Asset Checklist, a copy of an Insurance Policy (or evidence thereof) with respect to any real or personal property constituting the Related Collateral is included, and (D) the related original balance (based on a comparison to the note or assignment agreement, as applicable), Loan Asset number and Obligor name, as applicable, with respect to such Loan Asset is referenced on the related Loan Asset Schedule (such items (A) through (D) collectively, the "Review Criteria"). In order to facilitate the foregoing review by the Collateral Custodian, in connection with each delivery of Required Loan Documents hereunder to the Collateral Custodian, the Servicer shall provide to the Collateral Custodian a hard copy (which may be preceded by an electronic copy, as applicable) of the related Loan Asset Checklist which contains the Loan Asset information with respect to the Required Loan Documents being delivered, identification number and the name of the Obligor with respect to such Loan Asset. Notwithstanding anything herein to the contrary, the Collateral

Custodian's obligation to review the Required Loan Documents shall be limited to reviewing such Required Loan Documents on their face based on the information provided on the Loan Asset Checklist and the Collateral Custodian shall be under no duty or obligation to inspect, review or examine any such documents, instruments or certificates to independently determine that they are genuine, enforceable, duly authorized or appropriate for the represented purpose, any assignment or endorsement is in proper form, or any document is other than what it purports to be on its face. If, at the conclusion of such review, the Collateral Custodian shall determine that (I) the original balance of the Loan Asset with respect to which it has received Required Loan Documents is less than as set forth on the Loan Asset Schedule, the Collateral Custodian shall notify the Administrative Agent and the Servicer of such discrepancy within one (1) Business Day, or (II) any Review Criteria is not satisfied, the Collateral Custodian shall within one (1) Business Day notify the Servicer of such determination and provide the Servicer with a list of the non-complying Loan Assets and the applicable Review Criteria that they fail to satisfy. The Servicer shall have five (5) Business Days after notice or knowledge thereof to correct any non-compliance with any Review Criteria. In addition, if requested in writing (in the form of Exhibit J) by the Servicer and approved by the Administrative Agent within ten (10) Business Days of the Collateral Custodian's delivery of such report, the Collateral Custodian shall return any Loan Asset which fails to satisfy a Review Criteria to the Borrower. Other than the foregoing, the Collateral Custodian shall not have any responsibility for reviewing any Required Loan Documents. Notwithstanding anything to the contrary contained herein, the Collateral Custodian shall have no duty or obligation with respect to any Loan Asset Checklist delivered to it in electronic form. In performing its duties hereunder, the Collateral Custodian shall be entitled to the protections, benefits and immunities provided to the Collateral Agent, mutatis mutandis.

(ii)
In taking and retaining custody of the Required Loan Documents, the Collateral Custodian shall be deemed to be acting as the agent of the Secured Parties; provided that the Collateral Custodian makes no representations as to the existence, perfection or priority of any Lien on the Required Loan Documents or the instruments therein; and provided, further, that the Collateral Custodian's duties shall be limited to those expressly contemplated herein.
(iii)
All Required Loan Documents in physical form shall be kept in fire resistant vaults, rooms or cabinets at the address of the Collateral Custodian located at 1719 Otis Way, Florence, SC 29501, or at such other office as shall be specified to the Administrative Agent and the Servicer by the Collateral Custodian in a written notice delivered at least thirty (30) days prior to such change. All Required Loan Documents shall be placed together with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access. The Collateral Custodian shall segregate the Required Loan Documents on its inventory system and will not commingle the physical Required Loan Documents with any other files of the Collateral Custodian other than those, if any, relating to the Transferor and its Affiliates and subsidiaries.

(iv)
On the Reporting Date of each month, the Collateral Custodian shall provide a written report to the Administrative Agent and the Servicer (in a form mutually agreeable to the Administrative Agent and the Collateral Custodian) identifying each Loan Asset for which it holds Required Loan Documents and the applicable Review Criteria that any Loan Asset fails to satisfy.
(v)
Notwithstanding any provision to the contrary elsewhere in the Transaction Documents, the Collateral Custodian shall not have any fiduciary relationship with any party hereto or any Secured Party in its capacity as such, and no implied covenants, functions, obligations or responsibilities shall be read into this Agreement, the other Transaction Documents or otherwise exist against the Collateral Custodian. Without limiting the generality of the foregoing, it is hereby expressly agreed and stipulated by the other parties hereto that the Collateral Custodian shall not be required to exercise any discretion hereunder and shall have no investment or management responsibility.
(c)
(i) The Collateral Custodian agrees to cooperate with the Administrative Agent and the Collateral Agent and deliver any Required Loan Documents to the Collateral Agent or Administrative Agent (pursuant to a written request in the form of Exhibit J), as applicable, as requested in order to take any action that the Administrative Agent deems necessary or desirable in order to perfect, protect or more fully evidence the security interests granted by the Borrower hereunder, or to enable any of them to exercise or enforce any of their respective rights hereunder, including any rights arising with respect to Article VII. In the event the Collateral Custodian receives instructions from the Collateral Agent, the Servicer or the Borrower which conflict with any instructions received by the Administrative Agent, the Collateral Custodian shall rely on and follow the instructions given by the Administrative Agent.
(ii)
The Administrative Agent may direct the Collateral Custodian to take any such incidental action hereunder. With respect to other actions which are incidental to the actions specifically delegated to the Collateral Custodian hereunder, the Collateral Custodian shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Administrative Agent; provided that the Collateral Custodian shall not be required to take any action hereunder at the request or direction of the Administrative Agent, any Secured Party or otherwise if the taking of such action, in the reasonable determination of the Collateral Custodian, (x) shall be in violation of any Applicable Law or contrary to any provisions of this Agreement or (y) shall expose the Collateral Custodian to liability hereunder or otherwise (unless it has received indemnity which it reasonably deems to be satisfactory with respect thereto). In the event the Collateral Custodian requests the consent of the Administrative Agent and the Collateral Custodian does not receive a consent (either positive or negative) from the Administrative Agent within ten (10) Business Days of its receipt of such request, then the Administrative Agent shall be deemed to have declined to consent to the relevant action.
(iii)
The Collateral Custodian shall not be liable for any action taken, suffered or omitted by it in accordance with the request or direction of any

Secured Party, to the extent that this Agreement provides such Secured Party the right to so direct the Collateral Custodian, or the Administrative Agent. The Collateral Custodian shall not be deemed to have notice or knowledge of any matter hereunder, including an Event of Default, unless a Responsible Officer of the Collateral Custodian has knowledge of such matter or written notice thereof is received by the Collateral Custodian.

Section 11.03 Merger or Consolidation. Any Person (a) into which the Collateral Custodian may be merged or consolidated, (b) that may result from any merger or consolidation to which the Collateral Custodian shall be a party, or (c) that may succeed to the properties and assets of the Collateral Custodian substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Collateral Custodian hereunder, shall be the successor to the Collateral Custodian under this Agreement without further act of any of the parties to this Agreement.

Section 11.04 Collateral Custodian Compensation. As compensation for its Collateral Custodian activities hereunder, the Collateral Custodian shall be entitled to the Collateral Custodian Fees from the Borrower as set forth in the Collateral Agent and Collateral Custodian Fee Letter, payable pursuant to the extent of funds available therefor pursuant to the provisions of Section 2.04. The Collateral Custodian's entitlement to receive the Collateral Custodian Fees shall cease on the earlier to occur of: (a) its removal as Collateral Custodian pursuant to Section 11.05, (b) its resignation as Collateral Custodian pursuant to Section 11.07 of this Agreement or (c) the termination of this Agreement.

Section 11.05 Collateral Custodian Removal. The Collateral Custodian may be removed, with or without cause, by the Administrative Agent by notice given in writing to the Collateral Custodian (the "Collateral Custodian Termination Notice") and, so long as no Event of Default has occurred and is continuing, with the consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed); provided that, notwithstanding its receipt of a Collateral Custodian Termination Notice, the Collateral Custodian shall continue to act in such capacity until a successor Collateral Custodian has been appointed and has agreed to act as Collateral Custodian hereunder.

Section 11.06 Limitation on Liability.

(a)
The Collateral Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, electronic communication or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been presented, signed or sent by the proper party or parties. The Collateral Custodian may rely conclusively on and shall be fully protected in acting upon the written instructions of any designated officer of the Administrative Agent.
(b)
The Collateral Custodian may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(c)
The Collateral Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except in the case of its willful misconduct, bad faith, fraud or grossly negligent performance or omission of its duties.
(d)
The Collateral Custodian makes no warranty or representation, shall not be responsible for any statements, warranties or representations made in or in connection with this Agreement by any other party hereto, and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, enforceability, completeness, validity, sufficiency, perfection, priority, value, genuineness, ownership or transferability of the Collateral, and will not be required to and will not make any representations as to the validity or value of any of the Collateral. The Collateral Custodian shall not be obligated to take any legal action hereunder that might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.
(e)
The Collateral Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Collateral Custodian.
(f)
The Collateral Custodian shall not be required to expend or risk its own funds in the performance of its duties hereunder or under another Transaction Document.
(g)
It is expressly agreed and acknowledged that the Collateral Custodian is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Collateral.
(h)
Subject in all cases to the last sentence of Section 11.02(c)(i), in case any reasonable question arises as to its duties hereunder, the Collateral Custodian may, except during the continuance of an Event of Default or after the Facility Maturity Date, request instructions from the Servicer and may, during the continuance of an Event of Default or after the Facility Maturity Date, request instructions from the Administrative Agent, and shall be entitled at all times to refrain from taking any action unless it has received instructions from the Servicer or the Administrative Agent, as applicable. The Collateral Custodian shall in all events have no liability, risk or cost for any action taken pursuant to and in compliance with the instruction of the Administrative Agent, the Servicer or the Borrower. In no event shall the Collateral Custodian be liable for special, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Collateral Custodian has been advised of the likelihood of such loss or damage and regardless of the form of action.
(i)
In no event shall the Collateral Custodian be responsible or liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, embargo, government action (including any laws, ordinances, regulations) or the like that delay, restrict or prohibit the providing of services by the Collateral Custodian as contemplated by this Agreement.

(j)
The Collateral Custodian shall have no responsibility and shall have no liability for (i) preparing, recording, filing, re-recording or re-filing any financing statement, continuation statement, document, instrument or other notice in any public office at any time or times, (ii) the correctness of any such financing statement, continuation statement, document or instrument or other such notice, (iii) taking any action to perfect or maintain the perfection of any security interest granted to it hereunder or otherwise or (iv) the validity or perfection of any such lien or security interest.

Section 11.07 Collateral Custodian Resignation. The Collateral Custodian may resign and be discharged from its duties or obligations hereunder, not earlier than ninety (90) days after delivery to the Administrative Agent of written notice of such resignation specifying a date when such resignation shall take effect. Upon the effective date of such resignation, or if the Administrative Agent gives Collateral Custodian written notice of an earlier termination hereof, Collateral Custodian shall (i) be reimbursed for any costs and expenses Collateral Custodian shall incur in connection with the termination of its duties under this Agreement and (ii) deliver all of the Required Loan Documents in the possession of Collateral Custodian to the Administrative Agent or to such Person as the Administrative Agent may designate to Collateral Custodian in writing upon the receipt of a request in the form of Exhibit J. Notwithstanding anything herein to the contrary, the Collateral Custodian may not resign prior to a successor Collateral Custodian being appointed.

Section 11.08 Release of Documents.

(a)
Release for Servicer. From time to time and as appropriate for the enforcement or servicing of any of the Collateral, the Collateral Custodian is hereby authorized (unless and until such authorization is revoked by the Administrative Agent following the occurrence, and during the continuance, of an Event of Default), upon written receipt from the Servicer of a request for release of documents and receipt in the form annexed hereto as Exhibit J, to release to the Servicer within two (2) Business Days of receipt of such request, the related Required Loan Documents or the documents set forth in such request and receipt to the Servicer. All documents so released to the Servicer shall be held by the Servicer in trust for the benefit of the Collateral Agent, on behalf of the Secured Parties in accordance with the terms of this Agreement. The Servicer shall return to the Collateral Custodian the Required Loan Documents or other such documents (i) promptly upon the request of the Administrative Agent, or (ii) when the Servicer's need therefor in connection with such foreclosure or servicing no longer exists, unless the Loan Asset shall be liquidated, in which case, the Servicer shall deliver an additional request for release of documents to the Collateral Custodian and receipt certifying such liquidation from the Servicer to the Collateral Agent, all in the form annexed hereto as Exhibit J.
(b)
Limitation on Release. The foregoing provision with respect to the release to the Servicer of the Required Loan Documents and documents by the Collateral Custodian upon request by the Servicer shall be operative only to the extent that the Administrative Agent has consented to such release. Promptly after delivery to the Collateral Custodian of any request for release of documents, the Servicer shall provide notice of the same to the Administrative Agent. Any additional Required Loan Documents or documents requested to be released by the Servicer may be released only upon written authorization of the Administrative Agent. The limitations of this paragraph shall not apply to the release of Required Loan Documents to the Servicer pursuant to the immediately succeeding subsection.

(c)
Release for Payment. Upon receipt by the Collateral Custodian of the Servicer's request for release of documents and receipt in the form annexed hereto as Exhibit J (which certification shall include a statement to the effect that all amounts received) in connection with such payment or repurchase have been credited to the Collection Account, the Collateral Custodian shall promptly release the related Required Loan Documents to the Servicer.

Section 11.09 Return of Required Loan Documents. The Borrower may, with the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld), require that the Collateral Custodian return each Required Loan Document (a) delivered to the Collateral Custodian in error or (b) released from the Lien of the Collateral Agent hereunder pursuant to Section 2.14, in each case by submitting to the Collateral Custodian and the Administrative Agent a written request in the form of Exhibit J hereto (signed by both the Borrower and the Administrative Agent) specifying the Collateral to be so returned and reciting that the conditions to such release have been met (and specifying the Section or Sections of this Agreement being relied upon for such release). The Collateral Custodian shall upon its receipt of each such request for return executed by the Borrower and the Administrative Agent promptly, but in any event within five (5) Business Days, return the Required Loan Documents so requested to the Borrower.

Section 11.10 Access to Certain Documentation and Information Regarding the Collateral. The Collateral Custodian shall provide to the Administrative Agent and each Lender access to the Required Loan Documents and all other documentation regarding the Collateral including in such cases where the Administrative Agent and each Lender is required in connection with the enforcement of the rights or interests of the Secured Parties, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (a) upon two (2) Business Days prior written request, (b) during normal business hours and (c) subject to the Servicer's and the Collateral Custodian's normal security and confidentiality procedures. Without limiting the foregoing provisions of this Section 11.10, from time to time on request of the Administrative Agent, the Collateral Custodian shall permit certified public accountants or other auditors acceptable to the Administrative Agent to conduct, at the expense of the Servicer (on behalf of the Borrower), a review of the Required Loan Documents and all other documentation regarding the Collateral; provided that, prior to the occurrence of an Event of Default, such review shall be conducted no more than one time in any calendar year. So long as no Event of Default or Servicer Default has occurred and is continuing, no more than one such visit or inspection per year shall be at the expense of the Borrower (which such visit, inspection or audit shall, if reasonably practicable, be consolidated with any visit, inspection or audit under Section 5.01(u), Section 6.10, Section 6.11).

Section 11.11 Bailment. The Collateral Custodian agrees that, with respect to any Required Loan Documents at any time or times in its possession or held in its name, the Collateral Custodian shall be the agent and bailee of the Collateral Agent, for the benefit of the Secured Parties, for purposes of perfecting (to the extent not otherwise perfected) the Collateral

Agent's security interest in the Collateral and for the purpose of ensuring that such security interest is entitled to first priority status under the UCC (subject to Permitted Liens).

ARTICLE XII MISCELLANEOUS

Section 12.01 Amendments and Waivers.

(a)
(i) Except as otherwise provided for in this Agreement (including Section 2.20), no amendment or modification of any provision of this Agreement or any other Transaction Document, or consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower, the Servicer, the Required Lenders (or the Administrative Agent on their behalf), the Administrative Agent and, solely if such amendment or modification would adversely affect the rights and obligations of the Collateral Agent, the Account Bank or the Collateral Custodian, the written agreement of the Collateral Agent, the Account Bank or the Collateral Custodian, as applicable; and (ii) no termination or waiver of any provision of this Agreement or consent to any departure therefrom by the Borrower or the Servicer shall be effective without the written consent of the Administrative Agent and the Required Lenders. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
(b)
Notwithstanding the provisions of Section 12.01(a), the written consent of all of the Lenders shall be required for any amendment, modification or waiver (i) reducing any Advances Outstanding or the Yield thereon, (ii) postponing any date for any payment of any Advance or the Yield thereon, (iii) modifying the provisions of this Section 12.01 or (iv) extending the Stated Maturity or clause (a) of the definition of "Commitment Termination Date."
(c)
In addition, notwithstanding anything in this Section 12.01 to the contrary, if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error or omission of a technical nature, in each case, in any provision of this Agreement or the Transaction Documents, then the Administrative Agent and the Borrower shall be permitted to amend such provision, and, in each case, such amendment shall become effective without any further action or consent of any other party to any Transaction Document if the same is not objected to in writing by the Required Lenders to the Administrative Agent within ten (10) Business Days following receipt of notice thereof.

Section 12.02 Notices, Etc. Except as otherwise provided herein, all notices and other communications hereunder to any party shall be in writing and sent by certified or registered mail, return receipt requested, by overnight delivery service, with all charges paid, by electronic mail ("email") or by hand delivery, to such party's address set forth below:

BORROWER: First Eagle Private Credit Fund SPV, LLC c/o First Eagle Alternative Credit, LLC 500 Boylston Street, Suite 1250

Boston, MA 02116

Attention: Sabrina Rusnak-Carlson, General Counsel, Senior Managing Director

Email: Sabrina.Carlson@firsteagle.com Phone: 617.790.6044

SERVICER: FEPC Fund Servicer LLC

c/o First Eagle Alternative Credit, LLC 500 Boylston Street, Suite 1250

Boston, MA 02116

Attention: Sabrina Rusnak-Carlson, General Counsel, Senior Managing Director

Email: Sabrina.Carlson@firsteagle.com Phone: 617.790.6044

TRANSFEROR: First Eagle Private Credit Fund

c/o First Eagle Alternative Credit, LLC 500 Boylston Street, Suite 1250

Boston, MA 02116

Attention: Sabrina Rusnak-Carlson, General Counsel, Senior Managing Director

Email: Sabrina.Carlson@firsteagle.com Phone: 617.790.6044

ADMINISTRATIVE AGENT: Morgan Stanley Senior Funding, Inc.

1585 Broadway, 24th Floor New York, New York 10036

Attention: FID Secured Lending Group Email: (for borrowing requests) mmborrowingrequests@morganstanley.com (for all other purposes) mmloanapprovals@morganstanley.com

With a copy to:

Morgan Stanley Bank, N.A. 1300 Thames Street Wharf Baltimore, MD 21231 Attention: CLO Team

Email: (for borrowing requests) mmborrowingrequests@morganstanley.com (for all other purposes) mmloanapprovals@morganstanley.com

COLLATERAL AGENT: U.S. Bank Trust Company, National Association 190 S. LaSalle Street, 8th Floor

Chicago, IL 60603

Attention: Global Corporate Trust - First Eagle Private Credit Fund SPV, LLC

Email: First.Eagle.BB@usbank.com

ACCOUNT BANK: U.S. Bank National Association 190 S. LaSalle Street, 8th Floor Chicago, IL 60603

Attention: Global Corporate Trust - First Eagle Private Credit Fund SPV, LLC

Email: First.Eagle.BB@usbank.com

COLLATERAL CUSTODIAN: U.S. Bank National Association

1719 Otis Way

Florence, SC 29501

Attention: Global Corporate Trust - First Eagle Private Credit Fund SPV, LLC

Email: First.Eagle.BB@usbank.com

LENDER: Morgan Stanley Bank, N.A.

201 South Main Street

Salt Lake City, Utah 84111-2215 Email: (for borrowing requests)

mmborrowingrequests@morganstanley.com (for all other purposes) mmloanapprovals@morganstanley.com

With copies to:

Morgan Stanley Bank, N.A. 1585 Broadway, 24th Floor New York, New York 10036

Attention: FID Secured Lending Group Email: (for borrowing requests) mmborrowingrequests@morganstanley.com (for all other purposes) mmloanapprovals@morganstanley.com

Morgan Stanley Bank, N.A.

1300 Thames Street, Thames Street Wharf Baltimore, Maryland 21231

Email: (for borrowing requests) mmborrowingrequests@morganstanley.com (for all other purposes) mmloanapprovals@morganstanley.com or at such other address as such party may hereafter specify in a notice given in the manner required under this Section 12.02. All such notices and correspondence shall be deemed given

(a) if sent by certified or registered mail, three (3) Business Days after being postmarked, (b) if sent by overnight delivery service or by hand delivery, when received at the above stated addresses or when delivery is refused and (c) if sent by email, when received.

Each of the Collateral Agent and the Collateral Custodian shall be entitled to accept and act upon instructions or directions pursuant to this Agreement and other Transaction Documents sent by unsecured email, facsimile transmission or other similar unsecured electronic methods; provided, however, that each party providing such instructions or directions shall provide to the Collateral Agent or Collateral Custodian an incumbency certificate listing persons designated to provide such instructions or directions, which incumbency certificate shall be amended whenever a person is added or deleted from the listing. If such party elects to give the Collateral Agent or Collateral Custodian email or facsimile instructions (or instructions by a similar electronic method) and such Person in its discretion elects to act upon such instructions, such Person's reasonable understanding of such instructions shall be deemed to be controlling. Neither the Collateral Agent nor the Collateral Custodian shall be liable for any losses, costs or expenses arising directly or indirectly from its reliance in good faith upon and compliance with such instructions notwithstanding such instructions conflicting with or being inconsistent with a subsequent written instruction. Each party hereto agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Collateral Agent or Collateral Custodian, including without limitation the risk of the Collateral Agent or Collateral Custodian on unauthorized instructions, and the risk of interception and misuse by third parties. Any party providing such instructions acknowledges and agrees that there may be more secure methods of transmitting such instructions than the method(s) selected by it and agrees that the security procedures (if any) to be followed in connection with its transmission of such instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.

Section 12.03 No Waiver; Remedies. No failure on the part of the Administrative Agent, the Collateral Agent or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 12.04 Binding Effect; Assignability; Multiple Lenders.

(a)
This Agreement shall be binding upon and inure to the benefit of the Borrower, the Servicer, the Administrative Agent, each Lender, the Collateral Agent, the Account Bank, the Collateral Custodian and their respective successors and permitted assigns. With the prior written consent of the Administrative Agent (unless such assignment is to an Affiliate of a Lender or is otherwise required by Applicable Law), and subject to the conditions and restrictions in paragraph (f) of this Section 12.04, each Lender and their respective successors and assigns may assign, grant a security interest or sell a participation interest in, (i) this Agreement and such Lender's rights and obligations hereunder and interest herein in whole or in part (including by way of the sale of participation interests therein) and/or (ii) any Advance or the I/O Notional Loan (or portion thereof) to any Person; provided that, so long as no Event of Default has occurred and is continuing, the Borrower has provided its written consent (such consent not to be unreasonably withheld, conditioned or delayed) to (1) any assignment to a Person that is not a Lender or an Affiliate of a Lender (but, for the avoidance of doubt, no such consent of the Borrower shall be required for (x) any grant of a security interest to any Person or to a sale of a participation interest to a Person that is not a Disqualified Institution, (y) an assignment to a Lender or an Affiliate of a Lender or (z) an assignment that is required by Applicable Law) and (2) any sale of a participation interest to any Person that is a Disqualified Institution. Any such assignee shall execute and deliver to the Servicer, the Borrower and the Administrative Agent a fully-executed assignment and acceptance agreement in the form of Exhibit K hereto (an "Assignment and Acceptance"). The parties to any such assignment, grant or sale of a participation interest shall execute and deliver to the related Lender for its acceptance and recording in its books and records, such agreement or document as may be satisfactory to such parties and the applicable Lender. None of the Borrower, the Transferor or the Servicer may assign, or permit any Lien (except Permitted Liens) to exist upon, any of its rights or obligations hereunder or under any Transaction Document or any interest herein or in any Transaction Document without the prior written consent of each Lender and the Administrative Agent other than (x) any assignment by the Servicer to a Qualified FE Affiliate or (y) any other assignment expressly permitted hereunder.

(b)
Notwithstanding any other provision of this Section 12.04, any Lender may at any time pledge or grant a security interest in all or any portion of its rights (including, rights to payment of principal and interest with respect to the Advances and/or the I/O Notional Loan Amount and interest with respect to the I/O Notional Loan, as applicable) under this Agreement to secure obligations of such Lender to a Federal Reserve Bank, without notice to or consent of the Borrower or the Administrative Agent; provided that no such pledge or grant of a security interest shall release such Lender from any of its obligations hereunder, or substitute any such pledgee or grantee for such Lender as a party hereto.
(c)
Each Affected Party and each Indemnified Party shall be an express third party beneficiary of this Agreement.
(d)
Upon the effectiveness of any assignment by any Lender of all or any of its rights and obligations under the Transaction Documents, any Advance and/or I/O Notional Loan pursuant to Section 12.04(a) and the delivery to the Administrative Agent of all assignment documentation and the Assignment and Acceptance, the Administrative Agent shall revise Annex A to reflect such assignment.
(e)
Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts of (and stated interest on the Advances or stated interest on the I/O Notional Loan, as applicable) each participant's interest in the Advances or other obligations under the Transaction Documents (the "Participant Register"); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant's interest in any commitments, loans, letters of credit or its other obligations under any Transaction Document) to any person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the Treasury Regulations and Section 1.163-5(b) of the proposed Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(f)
Each Transferee (as defined below), represents and warrants to the Borrower that it is a Qualified Lender. Neither any Lender nor any Transferee may assign, sell any participation in or otherwise transfer (any such transaction, a "Transfer") any of its rights or obligations under this Agreement or any other Transaction Document to any Person (a "Transferee"), unless (A) the Transferee shall have represented and agreed in writing that it is a Qualified Lender at the time of such Transfer, (B) the Transferee agrees that it will be bound by the restrictions on Transfer contained in this Section 12.04(f), (C) a copy of any such representations or agreements shall have been furnished to the Borrower and (D) any such representations or agreements shall run to the benefit of and be enforceable by the Borrower.

Section 12.05 Term of This Agreement. This Agreement, including, the Borrower's representations and covenants set forth in Articles IV and V and the Servicer's representations, covenants and duties set forth in Articles IV, V and VI, shall remain in full force and effect until the Collection Date; provided that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Borrower or the Servicer pursuant to Articles III and IV and the indemnification and payment provisions of Article VIII, IX and Article XII and the provisions of Section 2.10, Section 2.11, Section 12.07 and Section 12.09 shall be continuing and shall survive any termination of this Agreement.

Section 12.06 GOVERNING LAW; JURY WAIVER.

(a)
THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
(b)
BY EXECUTION AND DELIVERY OF EACH TRANSACTION DOCUMENT TO WHICH IT IS A PARTY, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE

AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(c)
EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS Section 12.06. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)
OTHER THAN THE COLLATERAL AGENT, THE COLLATERAL CUSTODIAN AND THE ACCOUNT BANK, EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF PROCESS AND IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN Section 12.02. THE COLLATERAL AGENT, THE COLLATERAL CUSTODIAN AND THE ACCOUNT BANK SHALL BE SERVED ACCORDING TO RELEVANT BANKING LAW. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
(e)
JURY WAIVER. EACH OF THE PARTIES HERETO HEREBY (i) WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO (1) THIS AGREEMENT; (2) ANY OTHER TRANSACTION DOCUMENT; OR (3) ANY CONDUCT, ACTS OR OMISSIONS UNDER THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OF BORROWER, THE ADMINISTRATIVE AGENT, A LENDER, THE COLLATERAL AGENT, THE COLLATERAL CUSTODIAN OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, ADMINISTRATIVE AGENTS, ATTORNEYS OR OTHER AFFILIATES, IN EACH CASE WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, AND (ii) AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION UNDER THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES TO THE WAIVER OF THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY.

Section 12.07 Costs, Expenses and Taxes.

(a)
In addition to the rights of indemnification granted to the Indemnified Parties under Section 8.01 and Section 8.02 hereof, subject to Section 12.07(c) below, the Borrower agrees to pay (on the Payment Date pertaining to the Remittance Period in which such cost is incurred so long as such expense is invoiced to the Borrower at least 10 Business Days prior to the Payment Date), all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, the Lenders, the Collateral Agent, the Account Bank and the

Collateral Custodian incurred in connection with (x) the preparation, execution, delivery, administration (including periodic auditing), syndication, renewal, amendment or modification of, any waiver or consent issued in connection with, this Agreement, the Transaction Documents and the other documents to be delivered hereunder or in connection herewith, including, the reasonable and documented fees and out-of-pocket expenses of outside counsel for the Administrative Agent, the Lenders, the Collateral Agent, the Account Bank and the Collateral Custodian with respect thereto and with respect to advising the Administrative Agent, the Lenders, the Collateral Agent, the Account Bank and the Collateral Custodian as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith (it being understood that this Section 12.07(a) shall, in the case of the Administrative Agent and the Lenders, only apply with respect to one counsel to the Administrative Agent and the Lenders, collectively), and (y) the enforcement or potential enforcement of this Agreement or any Transaction Document by such Person and the other documents to be delivered hereunder or in connection herewith.

(b)
The Borrower shall pay, on the Payment Date pertaining to a Remittance Period, all other reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent, the Lenders, the Collateral Agent, the Collateral Custodian and the Account Bank during such Remittance Period or any prior Remittance Period to the extent not previously paid, including, all reasonable and documented costs and expenses incurred by the Administrative Agent and the Lenders in connection with periodic audits of the Borrower's, the Transferor's or the Servicer's books and records.
(c)
Nothing contained in this Section 12.07 shall relate to the payment of Taxes under the Transaction Documents.
(d)
The Borrower shall only bear the costs and expenses of one audit and/or inspection of the Borrower, Transferor and/or the Servicer conducted pursuant to Section 5.01(u), Section 6.11 and Section 11.10, collectively, per calendar year. Unless an Event of Default or Servicer Default has occurred and is continuing, the Borrower shall not be required to pay a combined total amount of more than $100,000 in any twelve (12)-month period in connection with such audit and inspection.

Section 12.08 Further Assurances. The Borrower shall promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, financing statements, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) to the fullest extent permitted by applicable law, subject any of the Borrower's properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the security documents, (ii) perfect and maintain the validity, effectiveness and priority of any of the security documents and any of the Liens intended to be created thereunder and (iii) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Transaction Document or under any other instrument executed in connection with any Transaction Document to which the Borrower is or is to be a party.

Section 12.09 Recourse Against Certain Parties.

(a)
Notwithstanding any contrary provision set forth herein, no claim may be made by any party hereto against any other party hereto or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect to any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each party hereto hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected; provided that this sentence shall in no way limit or vitiate the indemnity obligations of the Borrower or the Servicer hereunder with respect to a claim for special, indirect, consequential or punitive damages against any Indemnified Party which is brought by a Person not a party hereto (or such Person's Affiliates, directors, officers, employees, attorneys or agents).
(b)
No obligation or liability to any Obligor under any of the Loan Assets is intended to be assumed by the Administrative Agent, the Lenders or any Secured Party under or as a result of this Agreement and the transactions contemplated hereby.
(c)
The provisions of this Section 12.09 shall survive the termination of this

Agreement.

Section 12.10 Execution in Counterparts; Severability; Integration. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by email in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement. In the event that any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement and any agreements or letters (including fee letters) executed in connection herewith contains the final and complete integration of all prior and contemporaneous expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior and contemporaneous oral or written understandings other than any fee letter delivered by the Servicer to the Administrative Agent and the Lenders. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. Moreover, the parties to this Agreement waive reliance on any representation made by any other party, whether orally or in writing, prior to the execution of this Agreement.

Section 12.11 Characterization of Conveyances Pursuant to the Purchase and Sale Agreement.

(a)
It is the express intent of the parties hereto that the conveyance of the Eligible Loan Assets by the Transferor to the Borrower as contemplated by the Purchase and Sale Agreement be, and be treated for all purposes as, a sale by the Transferor of such Eligible

Loan Assets. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Eligible Loan Assets by the Transferor to the Borrower to secure a debt or other obligation of the Transferor. However, in the event that, notwithstanding the intent of the parties, the Eligible Loan Assets are held to continue to be property of the Transferor, then the parties hereto agree that: (i) the Purchase and Sale Agreement shall also be deemed to be a security agreement under Applicable Law; (ii) as set forth in the Purchase and Sale Agreement, the transfer of the Eligible Loan Assets provided for in the Purchase and Sale Agreement shall be deemed to be a grant by the Transferor to the Borrower of a first priority security interest (subject only to Permitted Liens) in all of the Transferor's right, title and interest in and to the Eligible Loan Assets and all amounts payable to the holders of the Eligible Loan Assets in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, all amounts from time to time held or invested in the Controlled Accounts, whether in the form of cash, instruments, securities or other property; (iii) the possession by the Borrower (or the Collateral Custodian on its behalf) of Loan Assets and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be, subject to clause (iv) below, for purposes of perfecting the security interest pursuant to the UCC; and (iv) acknowledgements from Persons holding such property shall be deemed acknowledgements from custodians, bailees or agents (as applicable) of the Borrower for the purpose of perfecting such security interest under Applicable Law. The parties further agree that any assignment of the interest of the Borrower pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created pursuant to the terms of the Purchase and Sale Agreement. The Borrower shall, to the extent consistent with this Agreement and the other Transaction Documents, take such actions as may be necessary to ensure that, if the Purchase and Sale Agreement was deemed to create a security interest in the Eligible Loan Assets transferred thereunder, such security interest would be deemed to be a perfected security interest of first priority (subject only to Permitted Liens) under Applicable Law and will be maintained as such throughout the term of this Agreement.

(b)
It is the intention of each of the parties hereto that the Eligible Loan Assets conveyed by the Transferor to the Borrower pursuant to the Purchase and Sale Agreement shall constitute assets owned by the Borrower and shall not be part of the Transferor's estate in the event of the filing of a bankruptcy petition by or against the Transferor under any bankruptcy or similar law.
(c)
The Borrower agrees to treat, and shall cause the Transferor to treat, for all purposes (other than U.S. federal income tax purposes), the transactions effected by the Purchase and Sale Agreement as sales of assets to the Borrower. The Borrower and the Servicer each hereby agree to cause the Transferor to reflect in the Transferor's financial records and to include a note in the publicly filed annual and quarterly financial statements of the Transferor indicating that assets sold to the Borrower under the Purchase and Sale Agreement are owned by the Borrower that is consolidated in the Transferor's financial statements, the creditors of the Borrower have received security interests in such assets and such assets are not intended to be available to the creditors of the Transferor (or any other affiliate of the Transferor).

Section 12.12 Confidentiality.

(a)
Each of the Administrative Agent, the Lenders, the Servicer, the Collateral Agent, the Borrower, the Account Bank, the Transferor and the Collateral Custodian shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement (and the terms thereof) and all information with respect to the other parties, including all information regarding the Loan Assets and the Borrower and the Servicer hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its officers and employees may (i) disclose such information to its external accountants, investigators, auditors, attorneys or other agents, including (1) any advisor engaged by such party in connection with portfolio management, monitoring and reporting solutions with respect to the transactions and Loan Assets contemplated herein and the agents of such Persons and (2) any valuation firm engaged by such party in connection with any due diligence or comparable activities with respect to the transactions and Loan Assets contemplated herein and the agents of such Persons ("Excepted Persons"); provided that each Excepted Person shall, as a condition to any such disclosure, agree for the benefit of the Administrative Agent, the Lenders, the Servicer, the Collateral Agent, the Borrower, the Account Bank, the Transferor and the Collateral Custodian (A) to maintain the confidentiality of this Agreement (and the terms thereof) and all information with respect to the other parties, including all information regarding the Loan Assets and the Borrower and the Servicer hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, and (B) that such information shall be used solely in connection with such Excepted Person's evaluation of, or relationship with, the Borrower and its affiliates; (ii) disclose this Agreement, (iii) disclose such information as is required by Applicable Law and (iv) disclose this Agreement and such information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving any of the Transaction Documents for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies, or interests under or in connection with any of the Transaction Documents.
(b)
Anything herein to the contrary notwithstanding, the Borrower and the Servicer each hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Administrative Agent, the Lenders, the Account Bank, the Collateral Agent or the Collateral Custodian by each other, or (ii) by the Administrative Agent, the Lenders, the Account Bank, the Collateral Agent and the Collateral Custodian to any prospective or actual assignee or participant who would be permitted to be an assignee or participant hereunder of any of them provided such Person agrees to hold such information confidential for the benefit of the Borrower, the Transferor and the Servicer and that such information shall be used solely in connection with such Person's evaluation of, or relationship with, the Borrower and its Affiliates, and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information and agrees for the benefit of the Borrower, the Transferor and the Servicer to hold such information confidential and that such information shall be used solely in connection with such Person's evaluation of, or relationship with, the Borrower and its Affiliates. In addition, the Lenders, the Administrative Agent, the Collateral Agent, the Account Bank, the Collateral Custodian, the Borrower, the Servicer and the Transferor may disclose any such nonpublic information as required pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

(c)
Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known (after such information becomes publicly known) other than as a result of a breach of this Section 12.12; (ii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any aspects of the Borrower's, the Servicer's, the Lenders', the Administrative Agent's, the Collateral Agent's, the Account Bank's or the Collateral Custodian's business or that of their affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Borrower, the Servicer, the Administrative Agent, any Lender, the Collateral Agent, the Collateral Custodian or the Account Bank or an officer, director, employer, shareholder or affiliate of any of the foregoing is a party, (D) in any preliminary or final offering circular, registration statement or contract or other document approved in writing in advance by the Borrower, the Servicer or the Transferor, (E) to any affiliate, independent or internal auditor, agent, employee or attorney of the Administrative Agent, the Lenders, the Borrower, the Servicer or the Transferor, or (F) to any affiliate, independent or internal auditor, agent, employee or attorney of the Collateral Agent or the Collateral Custodian having a need to know the same, provided that the disclosing party advises such recipient of the confidential nature of the information being disclosed; or (iii) any other disclosure authorized by the Borrower, Servicer or the Transferor.

Section 12.13 Waiver of Set Off. Each of the parties hereto hereby waives any right of setoff it may have or to which it may be entitled under this Agreement from time to time against the Administrative Agent, the Lenders or their respective assets.

Section 12.14 Headings and Exhibits. The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

Section 12.15 Ratable Payments. If any Lender, whether by setoff or otherwise, shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of Advances or the I/O Notional Loan, as applicable, owing to it (other than pursuant to Breakage Fees, Section 2.10 or Section 2.11) in excess of its ratable share of payments on account of the Advances or the I/O Notional Loan, as applicable, obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Advances or the I/O Notional Loan, as applicable, owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided that, if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (a) the amount of such Lender's required repayment to (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered.

Section 12.16 Failure of Borrower or Servicer to Perform Certain Obligations. If the Borrower or the Servicer, as applicable, fails to perform any of its agreements or obligations under Section 5.01(u), Section 5.02(p) or Section 5.03(e), the Administrative Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable and documented expenses of the Administrative Agent incurred in connection therewith shall be payable by the Borrower upon the Administrative Agent's demand therefor.

Section 12.17 Power of Attorney. The Borrower irrevocably authorizes the Administrative Agent and appoints the Administrative Agent as its attorney-in-fact to act on behalf of the Borrower (a) to file financing statements necessary or desirable in the Administrative Agent's sole discretion to perfect and to maintain the perfection and priority of the interest of the Secured Parties in the Collateral and (b) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Secured Parties in the Collateral. This appointment is coupled with an interest and is irrevocable.

Section 12.18 Delivery of Termination Statements, Releases, etc. Upon payment in full of all of the Obligations (other than unmatured contingent indemnification obligations) and the termination of this Agreement, the Collateral Agent shall (i) deliver to the Borrower termination statements, reconveyances, releases and other documents the Borrower deems reasonably necessary or appropriate to evidence the termination of the Grant and other Liens securing the Obligations, all at the expense of the Borrower, (ii) deliver the Collateral in its possession to or at the direction of the Borrower or the Servicer (on behalf of the Borrower) and (iii) otherwise take such actions as are reasonably requested by the Borrower and necessary and appropriate to release the Lien of the Collateral Agent for the benefit of the Secured Parties on the Collateral (including, without limitation, delivering a termination notice in respect of the Control Agreement).

Section 12.19 Non-Petition.

(a)
Each of the parties hereto (other than the Administrative Agent and the Lenders) hereby agrees for the benefit of the Borrower, the Administrative Agent and the Lenders that it will not institute against, or join any other Person in instituting against, the Borrower any Bankruptcy Proceeding so long as there shall not have elapsed one (1) year, or if longer, the applicable preference period then in effect, and one (1) day since the Collection Date. The Borrower shall file a timely objection to, and promptly and timely move to dismiss and diligently prosecute such objection and/or motion to dismiss, any Bankruptcy Proceeding commenced by any Person in violation of this Section 12.19(a). The Borrower hereby expressly consents to, and agrees not to raise any objection in respect of, each of the Administrative Agent and the Lenders having creditor derivative standing in any Bankruptcy Proceeding to enforce each and every covenant contained in this Section 12.19(a).

(b)
Each of the Borrower, the Servicer and the Transferor further agrees that (i) a breach of any of their respective covenants contained in Section 12.19(a) will cause irreparable injury to the Administrative Agent and the Lenders, (ii) the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach, and (iii) each and every covenant contained in Section 12.19(a) shall be specifically enforceable against the Borrower, the Servicer and the Transferor, and each of the Borrower, the Servicer and the Transferor hereby waives and agrees not to object, or assert any defenses to an action for specific performance, or injunction in respect of any breach of such covenants.
(c)
The Borrower hereby irrevocably appoints the Administrative Agent its true and lawful attorney (with full power of substitution) in its name, place and stead and at its expense, in connection with the enforcement of the covenants provided for in this Section 12.19, including without limitation the following powers: (i) to object to and seek to dismiss any Bankruptcy Proceeding relating to a Bankruptcy Event described in clause (i) of the definition thereof, and

(ii) all powers and rights incidental thereto. This appointment is coupled with an interest and is irrevocable.

(b)
The provisions of this Section 12.19 shall survive the termination of this Agreement.

Section 12.20 Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Transaction Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Transaction Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)
the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)
the effects of any Bail-In Action on any such liability, including, if applicable:
(i)
a reduction in full or in part or cancellation of any such liability;
(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or

(iii)
the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

Section 12.21 Return of Certain Payments.

(a)
Each Lender (and each participant of any Lender, by its acceptance of a participation) hereby acknowledges and agrees that if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds (or any portion thereof) received by such Lender (a "Recipient Lender") from the Administrative Agent (or any of its Affiliates) were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Recipient Lender (whether or not known to such Recipient Lender) (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a "Payment") and demands the return of such Payment, such Recipient Lender shall promptly, but in no event later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Payment as to which such a demand was made. A notice of the Administrative Agent to any Recipient Lender under this Section 12.21(a) shall be conclusive, absent manifest error.
(b)
Without limitation of clause (a) above, each Recipient Lender further acknowledges and agrees that if such Recipient Lender receives a Payment from the Administrative Agent (or any of its Affiliates) (x) that is in an amount, or on a date different from the amount and/or date specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a "Payment Notice"), (y) that was not preceded or accompanied by a Payment Notice, or (z) that such Recipient Lender otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), in each case, it understands and agrees at the time of receipt of such Payment that an error has been made (and that it is deemed to have knowledge of such error) with respect to such Payment. Each Recipient Lender agrees that, in each such case, it shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made.
(c)
Any Payment required to be returned by a Recipient Lender under this Section 12.21 shall be made in same day funds in the currency so received, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Recipient Lender to the date such amount is repaid to the Administrative Agent at the greater of SOFR and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. Each Recipient Lender hereby agrees that it shall not assert and, to the fullest extent permitted by Applicable Law, permitted by Applicable Law, hereby waives, any right to retain such Payment, and any claim, counterclaim, defense or right of set-off or recoupment or similar right to any demand by the Administrative Agent for the return of any Payment received, including without limitation any defense based on "discharge for value" or any similar doctrine.
(d)
The Borrower hereby agrees that (x) in the event any Payment (or portion thereof) is not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) the receipt by any Recipient Lender of a Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed to such Lender by the Borrower (except to the extent that the funds used to make such Payment were received from, or on behalf of (including through the exercise of remedies under any Transaction Document) the Borrower or disbursed from the Collection Account as repayment of such Obligations); provided that this Section 12.21 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Payment not been made by the Administrative Agent.

[Signature pages to follow.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

FIRST EAGLE PRIVATE CREDIT FUND SPV, LLC

By: First Eagle Private Credit Fund, its sole member

By:
Name:

Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Loan and Servicing Agreement]

SERVICER:

FEPC FUND SERVICER LLC

By: First Eagle Private Credit Fund, its sole member

By:

Name:

Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Loan and Servicing Agreement]

TRANSFEROR:

FIRST EAGLE PRIVATE CREDIT FUND

By:

Name:

Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Loan and Servicing Agreement]

ADMINISTRATIVE AGENT:

MORGAN STANLEY SENIOR FUNDING, INC.

By:

Name:

Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Loan and Servicing Agreement]

LENDER:

MORGAN STANLEY BANK, N.A.

By:

Name:

Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Loan and Servicing Agreement]

COLLATERAL AGENT:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

By:

Name:

Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Loan and Servicing Agreement]

ACCOUNT BANK:

U.S. BANK NATIONAL ASSOCIATION

By:

Name:

Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Loan and Servicing Agreement]

COLLATERAL CUSTODIAN:

U.S. BANK NATIONAL ASSOCIATION

By:

Name: Title:

[Signature Page to Loan and Servicing Agreement]

SCHEDULE I

CONDITIONS PRECEDENT DOCUMENTS

As required by Section 3.01 of this Agreement, each of the following items must be delivered to the Administrative Agent and the Lenders prior to the effectiveness of the Agreement:

(a)
A copy of this Agreement duly executed by each of the parties hereto;
(b)
A certificate of a Responsible Officer of each of the Borrower, the Servicer and the Transferor, dated as of the Closing Date, certifying (i) the names and true signatures of the incumbent officers of such Person authorized to sign on behalf of such Person the Transaction Documents to which it is a party (on which certificate the Administrative Agent and the Lenders may conclusively rely until such time as the Administrative Agent and the Lenders shall receive from the Borrower, the Servicer or the Transferor, as applicable, a revised certificate meeting the requirements of this paragraph (b)(i)), (ii) that the copy of the certificate of formation, certificate of limited partnership, certificate of incorporation, articles of incorporation or articles of organization, as applicable, of such Person attached to such certificate is a complete and correct copy and that such certificate or articles, as applicable, have not been amended, modified or supplemented and is in full force and effect, (iii) that the copy of the bylaws, limited liability company agreement or limited partnership agreement, as applicable, of such Person attached to such certificate is a complete and correct copy, and that such bylaws, limited liability company agreement or limited partnership agreement, as applicable, has not been amended, modified or supplemented and are in full force and effect, and (iv) that the copy of the resolutions of the board of directors or managers, as applicable, of such Person attached to such certificate, approving and authorizing the execution, delivery and performance by such Person of the Transaction Documents to which it is a party, is a complete and correct copy and such resolutions have not been amended, modified or supplemented and are in full force and effect;
(c)
A good standing certificate, dated as of a recent date for each of the Borrower, the Servicer and the Transferor, issued by the Secretary of State of such Person's State of formation, incorporation or organization, as applicable;
(d)
Financing statements describing the Collateral, and (i) naming the Borrower as debtor and the Collateral Agent, on behalf of the Secured Parties, as secured party, (ii) naming the Transferor as debtor, the Borrower as assignor and the Collateral Agent, on behalf of the Secured Parties, as secured party/total assignee and (iii) other, similar instruments or documents, as may be necessary or, in the opinion of the Administrative Agent, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Borrower's interest and the Collateral Agent's, on behalf of the Secured Parties, interests, respectively, in all Collateral;
(e)
Financing statements, if any, necessary to release all security interests and other rights of any Person in the Collateral previously granted by the Transferor;
(f)
A financing statement describing the membership interests of the Borrower, and naming the Transferor as debtor and the Collateral Agent, on behalf of the Secured Parties, as secured party, and other, similar instruments or documents, as may be necessary or, in the

Sch. I-1

opinion of the Administrative Agent, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Collateral Agent's, on behalf of the Secured Parties, interests in the membership interests of the Borrower pursuant to the terms of the Pledge Agreement;

(g)
Copies of tax and judgment lien searches in all jurisdictions reasonably requested by the Administrative Agent and requests for information (or a similar UCC search report certified by a party acceptable to the Administrative Agent), dated a date reasonably near to the Closing Date, and with respect to such requests for information or UCC searches, listing all effective financing statements which name the Borrower (under its present name and any previous name) and the Transferor (under its present name and any previous name) as debtor(s) and which are filed in the jurisdiction of Delaware, as applicable, together with copies of such financing statements (none of which shall cover any Collateral);
(h)
One or more favorable Opinions of Counsel of counsel to the Borrower, the Servicer and the Transferor acceptable to the Administrative Agent and addressed to the Administrative Agent, the Lenders and the Collateral Agent, with respect to such matters as the Administrative Agent may request (including an opinion, with respect to the perfected security interest of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral and the membership interests of the Borrower under the UCC laws of the State of New York, the due authorization, execution and delivery of, and enforceability of, the Agreement and the other Transaction Documents, true sale and non-consolidation matters, and other matters);
(i)
Duly completed copies of IRS Form W-9 (or any successor forms or other certificates or statements that may be required from time to time by the relevant United States taxing authorities or Applicable Law) for the Borrower; and
(j)
Copies of duly executed powers of attorney, substantially in the forms of Exhibits N and O, from each of the Borrower and the Servicer, as applicable.
(k)
A copy of each of the other Transaction Documents duly executed by the parties thereto.

Sch. I-2

SCHEDULE II

ELIGIBILITY CRITERIA

The representations and warranties set forth in this Schedule II are made by the Borrower and the Servicer under this Agreement and, solely with respect to Loan Assets that are acquired by the Borrower from the Transferor pursuant to the Purchase and Sale Agreement, the Transferor under the Purchase and Sale Agreement, with respect to all Loan Assets which are designated as being Eligible Loan Assets on any Borrowing Base Certificate or are otherwise represented to the Administrative Agent or the Lenders as being Eligible Loan Assets, or are included as Eligible Loan Assets in any calculation set forth in this Agreement to which this Schedule II is attached; provided that, if such Loan Asset does not satisfy the representations and warranties below, the Administrative Agent may expressly consent in its sole discretion to the inclusion of such Loan Asset as an Eligible Loan Asset; provided, further, that the Administrative Agent will only be considered to have consented to such inclusion if the Borrower and the Servicer have expressly acknowledged that one or more of the representations and warranties below are not true with respect to such Loan Asset.

1.
As of the related Cut-Off Date, each such Loan Asset (a) is a Specified Loan Asset or (b) has been approved in writing by the Administrative Agent in its sole discretion.
2.
As of the related Cut-Off Date, each such Loan Asset is a First Lien Loan, Unitranche Loan, Asset Based Loan, Recurring Revenue Loan, Senior Secured Bond or FLLO Loan, evidenced by (x) in the case of a Senior Secured Bond, an indenture or (y) in the case of a loan, a note or a credit document and, unless such Loan Asset is acquired by the Borrower at origination, an assignment document in the form specified in the applicable credit agreement or, if no such specification, on a form acceptable to the agent in respect of such Loan Asset. Each such Loan Asset and the Related Asset is subject to a valid, subsisting and enforceable first priority perfected security interest (subject only to Permitted Liens) in favor of the Collateral Agent, on behalf of the Secured Parties, and the Borrower has good and marketable title to, and is the sole owner of, such Loan Asset and the Related Asset, free and clear of all Liens other than any Permitted Liens.
3.
The Obligor with respect to each such Loan Asset is organized under the laws of

(i) the United States or any state, commonwealth, territory or other jurisdiction (including the District of Columbia) thereof, or (ii) Australia, Canada, United Kingdom or any member state of the European Union (any such country, an "Eligible Country").

4.
Each such Loan Asset is denominated and payable in an Eligible Currency and does not permit the currency or country in which such Loan Asset is payable to be changed (unless such permitted currency is another Eligible Currency).
5.
As of the related Cut-Off Date, no such Loan Asset is Margin Stock.
6.
The acquisition of such Loan Asset does not cause the Borrower or the assets constituting the Collateral to be required to be registered as an investment company under the 1940 Act.
7.
As of the Cut-Off Date, each such Loan Asset is not a DIP Loan.

Sch. II-1

8.
No such Loan Asset is principally secured by interests in real property.
9.
Each such Loan Asset constitutes a legal, valid, binding and enforceable obligation of the Obligor thereunder and each guarantor thereof, enforceable against each such Person in accordance with its terms, subject to usual and customary bankruptcy, insolvency and equity limitations, and there are no conditions precedent to the enforceability or validity of the Loan Asset that have not been satisfied or validly waived.
10.
Each such Loan Asset is in the form of, and is treated as, indebtedness for U.S. federal income tax purposes.
11.
As of the related Cut-Off Date, such Loan Asset is not a Defaulted Loan or Credit Risk Loan.
12.
Neither the Transferor nor the Servicer are Affiliates of the Obligor with respect to such Loan Asset.
13.
The acquisition of any such Loan Asset by the Borrower and the Grant thereof would not (a) violate any Applicable Law or (b) cause the Administrative Agent or the Lenders to fail to comply with any request or directive (whether or not having the force of law) from any banking or other Governmental Authority having jurisdiction over the Administrative Agent or the Lenders.
14.
Pursuant to the Underlying Instruments with respect to such Loan Asset, (a) either (i) such Loan Asset is freely assignable to the Borrower and able to be Granted to the Collateral Agent, on behalf of the Secured Parties, without the consent of the Obligor or (ii) all consents necessary for assignment of such Loan Asset to the Borrower and Grant to the Collateral Agent for the benefit of the Secured Parties have been obtained and (b) the Underlying Instruments requires only usual and customary consents and provides that any consents necessary for future assignments shall not be unreasonably withheld by the applicable Obligor and/or agent, and the rights to enforce rights and remedies in respect of the same under the applicable Underlying Instruments inure to the benefit of the holder of such Loan Asset (subject to the rights of any applicable agent or other lenders).
15.
The funding obligations for each such Loan Asset and the Underlying Instruments under which such Loan Asset was created have been fully satisfied and all sums available thereunder have been fully advanced, or if such Loan Asset is a Delayed Draw Loan Asset or a Revolving Loan the Borrower shall have or have caused to be, at the time of the sale of such Loan Asset to the Borrower, deposited into the Unfunded Exposure Account an amount in Dollars (or other applicable Eligible Currency) such that the balance of the Unfunded Exposure Account is at least equal to the Unfunded Exposure Equity Amount.
16.
As of the related Cut-Off Date, no such Loan Asset is the subject of any assertions in respect of, any litigation, right of rescission, set-off, counterclaim or defense, including the defense of usury, by the related Obligor, nor will the operation of any of the terms of the Underlying Instruments, or the exercise of any right thereunder, render the Underlying

Sch. II-1

Instruments unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and the Underlying Instruments with respect to the Loan Asset provide for an affirmative waiver by the related Obligor of all rights of rescission, set-off and counterclaim against the lenders thereunder.

17.
With respect to each such Loan Asset acquired by the Borrower from the Transferor under the Purchase and Sale Agreement, by the related Cut-Off Date on which such Loan Asset is Granted under this Agreement and on each day thereafter, the Transferor will have caused its master computer records relating to such Loan Asset to be clearly and unambiguously marked to show that such Loan Asset has been sold or contributed to the Borrower.
18.
No such Loan Asset has been repaid, prepaid, satisfied or rescinded, in each case,

in full.

19.
No such Loan Asset has been sold, transferred, assigned or pledged by the

Borrower to any Person other than the Collateral Agent for the benefit of the Secured Parties.

20.
Such Loan Asset is not subject to withholding tax (other than any withholding tax imposed with respect to commitment fees and other similar fees or withholding under FATCA) unless the Obligor thereon is required under the terms of the related Underlying Instruments to make "gross-up" payments that cover the full amount of such withholding tax on an after-tax basis. With respect to each such Loan Asset acquired by the Borrower from the Transferor under the Purchase and Sale Agreement, the transfer, assignment and conveyance of such Loan Asset (and the Related Asset) from the Transferor to the Borrower pursuant to the Purchase and Sale Agreement, is not subject to and will not result in any Tax (other than income taxes) payable by the Borrower or any other Person to any federal, state or local government.
21.
To the knowledge of the Borrower and the Servicer, as of the related Cut-Off Date, the Obligor with respect to such Loan Asset (and any guarantor of such Obligor's obligations thereunder), had full legal capacity to execute and deliver the Underlying Instruments which creates such Loan Asset and any other documents related thereto.
22.
As of the related Cut-Off Date, the Obligor of each such Loan Asset is not a Governmental Authority.
23.
Each such Loan Asset which was originated or acquired by the Transferor (a) was originated or acquired by the Transferor in the ordinary course of the Transferor's business and, to the extent required by Applicable Law, the Transferor has all necessary consents, licenses, approvals, authorizations and permits to originate or acquire such Loan Asset in the State where the Obligor was located (to the extent required by Applicable Law), and (b) was sold or contributed by the Transferor to the Borrower under the Purchase and Sale Agreement and the assignment and acceptance agreement under such Loan Asset or acquired directly by the Borrower from a third party in a transaction underwritten by the Transferor or any transaction in which the Borrower is the designee of the Transferor under the instruments of conveyance relating to the applicable Loan Asset and, to the extent required by Applicable Law, the Borrower has all necessary consents, licenses, approvals, authorizations and permits to purchase

Sch. II-1

and own such Loan Assets and enter into Underlying Instruments pursuant to which such Loan Asset was created, in the jurisdiction where the Obligor is located (to the extent required by Applicable Law).

24.
As of the Cut-Off Date, there are no proceedings pending or, to the Borrower's knowledge, threatened or written claims (a) asserting insolvency of the Obligor of such Loan Asset, or (b) wherein the Obligor of such Loan Asset, any other obligated party or any Governmental Authority has alleged that such Loan Asset or the Underlying Instruments which creates such Loan Asset is illegal or unenforceable.
25.
Each such Loan Asset requires the related Obligor to pay all maintenance, repair, insurance and taxes, together with all other ancillary costs and expenses, with respect to the Related Collateral.
26.
To the knowledge of the Borrower and the Servicer, the Related Collateral to each such Loan Asset has not, and will not, be used by the related Obligor in any manner or for any purpose which would result in any material risk of liability being imposed upon the Transferor, the Borrower, the Administrative Agent or the Lenders under any federal, state, local or foreign laws, common laws, statutes, codes, ordinances, rules, regulations, permits, judgments, agreements or order related to or addressing the environment, health or safety.
27.
Each such Loan Asset has an original term to maturity of not greater than seven

(7) years.

28.
Each such Loan Asset does not contain confidentiality restrictions that would prohibit the Administrative Agent or the Lenders from accessing all necessary information (as required to be provided pursuant to the Transaction Documents) with regards to such Loan Asset.
29.
No such Loan Asset is a PIK Loan Asset, unless such Loan Asset has a minimum cash spread of at least 5.0% and such spread is payable at least quarterly.
30.
Each such Loan Asset (a) was underwritten or re-underwritten by the Investment Adviser in connection with the origination or the purchase by the Borrower or the Transferor or an Affiliate thereof, including, without limitation, the completion of a due diligence and, if applicable, a collateral assessment and (b) is being serviced by the Servicer in accordance with the Servicing Standard.
31.
All of the original or certified Required Loan Documents and the Loan Asset Checklist, acceptable to the Administrative Agent and the Transferor, with respect to such Loan Asset have been, or will be, delivered to the Collateral Custodian in accordance with Section 3.04(b), and all Loan Files are being or shall be maintained at the principal place of business of the Servicer in accordance with documented safety procedures approved by the Administrative Agent.

32.
Any original executed promissory note that constitute or evidence each Loan Asset

Sch. II-1

have been or, subject to the delivery requirements contained herein, will be delivered to the Collateral Custodian.
33.
Each such Loan Asset is not an extension of credit by the Transferor to the Obligor for the purpose of (a) making any past due principal, interest or other payments due on such Loan Asset, (b) preventing such Loan Asset or any other loan to the related Obligor from becoming past due or (c) preventing such Loan Asset from becoming defaulted.
34.
To the knowledge of the Borrower and the Servicer, the Obligor with respect to such Loan Asset, on the applicable date of determination, (a) is a business organization (and not a natural person) duly organized and validly existing under the laws of its jurisdiction of organization; (b) is a legal operating entity or holding company; (c) has not entered into the Loan Asset primarily for personal, family or household purposes; and (d) as of the related Cut-Off Date, is not the subject of a Bankruptcy Event, and, as of the related Cut-Off Date, such Obligor is not in financial distress and has not experienced a material adverse change in its condition, financial or otherwise, in each case, as determined by the Servicer in accordance with the Servicing Standard.
35.
All information provided by the Borrower or the Servicer to the Administrative Agent or the Lenders in writing with respect to such Loan Asset is true, complete and correct in all material respects as of the date provided.
36.
As of the related Cut-off Date, each such Loan Asset is not an Equity Security and does not provide for the conversion into an Equity Security.
37.
As of the related Cut-Off Date, no selection procedure adverse to the interests of the Secured Parties was utilized by the Borrower or the Servicer in the selection of such Loan Asset for inclusion in the Collateral.
38.
Each such Loan Asset is not a participation interest.
39.
No such Loan Asset is a Second Lien Loan, a high-yield bond (other than a Senior Secured Bond), a Bridge Loan, a Zero-Coupon Obligation, an unsecured loan, a commercial real estate loan, a letter of credit or in support of a letter of credit, a lease, a Synthetic Security, an interest in a grantor trust, a step-down obligation or a Structured Finance Obligation.
40.
No such Loan Asset is subject to substantial non-credit related risk, as reasonably determined by the Servicer in accordance with the Servicing Standard.
41.
Each such Loan Asset is Registered.
42.
As of the related Cut-Off Date, no such Loan Asset is the subject of an offer, exchange or tender by the related Obligor.

43.
As of the related Cut-Off Date, if such Loan Asset is not an Asset Based Loan or a

Sch. II-1

Recurring Revenue Loan, the Total Leverage Ratio of the related Obligor of such Loan Asset does not exceed 8.00:1.00.
44.
As of the related Cut-Off Date, if such Loan Asset is not an Asset Based Loan, a Recurring Revenue Loan or a Cov-Lite Loan Asset, the related Obligor of such Loan Asset has trailing twelve (12)-month EBITDA of at least $5,000,000.
45.
If such Loan Asset is a Cov-Lite Loan Asset, as of the related Cut-Off Date, the related Obligor of such Loan Asset has a most-recently reported trailing twelve (12)-month EBITDA of at least $60,000,000.
46.
As of the related Cut-Off Date for any Recurring Revenue Loan, the Debt-to-Recurring-Revenue Ratio of the related Obligor of such Loan Asset does not exceed 3.50:1.00 unless otherwise approved in writing by the Administrative Agent.

Sch. II-1

SCHEDULE III

AGREED-UPON PROCEDURES FOR INDEPENDENT PUBLIC ACCOUNTANTS

Three (3) (or, for the year ending December 31, 2023, one (1)) randomly selected Servicing Reports

•
Test results of Concentration Limitations (for purposes of determining the Excess Concentration Amount)
•
Excess Concentration Amount
•
Diversity Score
•
Borrowing Base
•
Availability
•
Advances Outstanding
•
Financial Covenant Test
•
Discretionary Sales calculations
•
Compare Principal Collections and Interest Collections to actual balance by Account Bank
•
Review of Loan Asset schedule based upon a sample of Loan Assets comprising at least 33% of the aggregate Outstanding Balance of all Loan Assets:
o
Total Leverage Ratio as of the applicable Cut-Off Date for such Loan Asset and for the most recent test period (quarterly)
o
Cash Interest Coverage Ratio as of the applicable Cut-Off Date for such Loan Asset and for the most recent test period (quarterly)
o
EBITDA as of the applicable Cut-Off Date for such Loan Asset and for the most recent test period (quarterly)
o
Scheduled maturity date
o
Rate of interest
o
Outstanding Balance
o
Assigned Value
o
Fully Funded LTV as of the applicable Cut-Off Date for such Loan Asset and for the most recent test period
•
Last three (3) (or, for the year ending December 31, 2023, one (1)) Payment Date calculations to verify that payments have been made per Section 2.04

Sch. III-1

SCHEDULE IV

LOAN ASSET SCHEDULE

For each Loan Asset, the Borrower shall provide, as applicable, the following information:

(a)
Loan Asset Number
(b)
Obligor Information
(c)
The currency denomination of such Loan Asset
(d)
Loan Asset Type (First Lien Loan, FLLO Loan, Unitranche Loan, Asset Based Loan, Recurring Revenue Loan, Senior Secured Bond)
(e)
Whether such Loan Asset is a term loan or a Delayed Draw Loan Asset or a Revolving Loan
(f)
Whether such Loan Asset is a Cov-Lite Loan Asset
(g)
Whether the rate of interest is floating or fixed
(h)
Rate of interest (and reference rate)
(i)
SOFR floor (if applicable)
(j)
PIK Percentage
(k)
Industry Classification
(l)
The Moody's and/or S&P's Facility Rating and Corporate Rating of such Loan Asset
(m)
The Servicer's internal rating ([1-5] or whichever is the Servicer's current rating system) of the Loan Asset as of the applicable Cut-Off Date and as of the date of such Loan Asset Schedule
(n)
The name of the sponsor of such Loan Asset
(o)
Outstanding Balance
(p)
Any Unfunded Exposure Amount (if applicable)
(q)
Par Amount
(r)
Tranche size
(s)
Scheduled maturity date

Sch. IV-1

(t)
The Cut-Off Date for such Loan Asset
(u)
Date of the last delivered Obligor financials
(v)
Total first lien senior secured Indebtedness and total Indebtedness as of the applicable Cut-Off Date, the most recent period and the prior period for such Loan Asset
(w)
Calculation of the Senior Leverage Ratio as of the applicable Cut-Off Date, the most recent period and the prior period for such Loan Asset
(x)
Calculation of the Total Leverage Ratio as of the applicable Cut-Off Date, the most recent period and the prior period for such Loan Asset
(y)
Calculation of the Cash Interest Coverage Ratio as of the applicable Cut-Off Date, the most recent period and the prior period for such Loan Asset
(z)
Trailing twelve-month revenue as of the applicable Cut-Off Date, the most recent period and the prior period for such Loan Asset
(aa)
Trailing twelve month EBITDA and Adjusted EBITDA as of the applicable Cut-Off Date, the most recent period and the prior period for such Loan Asset
(bb)
Cash on balance sheet as of the applicable Cut-Off Date, the most recent period and the prior period for such Loan Asset
(cc)
Required financial covenants and actual levels of such Loan Asset (except for interest coverage, EBITDA and total leverage covenants) as of the applicable Cut-Off Date and as of the most recent period
(dd)
Whether such Loan Asset has been subject to a Value Adjustment Event (and of what type)
(ee)
Whether such Loan Asset has been subject to a Material Modification
(ff)
(Purchase Price
(gg)
The last value (expressed as a percentage of the principal balance of such Loan Asset) assigned by any third-party valuation firm on such Loan Asset
(hh)
Assigned Value as of the applicable Cut-Off Date for such Loan Asset and as of the date of such Loan Asset Schedule
(ii)
Advance Rate
(jj)
The applicable Eligible Currency for such Loan Asset (kk) Adjusted Borrowing Value
(kk)
Adjusted Borrowing Value

Sch. IV-1

(ll) Calculation of the Fully Funded LTV as of the applicable Cut-Off Date, the most recent period and the prior period for such Loan Asset

(mm) The Spot Rate for such Loan Asset (if applicable)

(nn) For any Asset Based Loan, collateral type (intellectual property, equipment, real property, other)

(oo) For any Asset Based Loan, required appraisal frequency (6 months, 12 months) (pp) For any Asset Based Loan, Approved Valuation Agent

(qq) For any Asset Based Loan, the appraisal metric (rr) For any Asset Based Loan, date of last appraisal

(ss) For any Asset Based Loan, location of Related Collateral

(tt) For any Recurring Revenue Loan, Debt-to-Recurring-Revenue Ratio (uu) For any Recurring Revenue Loan, Recurring Revenue

Sch. IV-1

SCHEDULE V

DIVERSITY SCORE CALCULATION

The Diversity Score of any Loan Asset as of any date of determination is calculated as follows:

(a)
An "Obligor Par Amount" is calculated for each Obligor of an Eligible Loan Asset, and is equal to the Adjusted Borrowing Value (without giving effect to clause (ii) of the definition thereof) of all Eligible Loan Assets issued by such Obligor and any of its Affiliates.
(b)
An "Average Par Amount" is calculated by summing the Obligor Par Amounts for all Obligors, and dividing by the number of Obligors.
(c)
An "Equivalent Unit Score" is calculated for each Obligor, and is equal to the lesser of (x) one and (y) the Obligor Par Amount for such Obligor divided by the Average Par Amount.
(d)
An "Aggregate Industry Equivalent Unit Score" is then calculated for each Industry Classification and is equal to the sum of the Equivalent Unit Scores for each Obligor in such Industry Classification.
(e)
An "Industry Diversity Score" is then established for each Industry Classification by reference to the following table for the related Aggregate Industry Equivalent Unit Score; provided, that if any Aggregate Industry Equivalent Unit Score falls between any two such scores, the applicable Industry Diversity Score will be the lower of the two Industry Diversity Scores:

1

Aggregate Industry Equivalent Unit Score	Industry Diversity Score	Aggregate Industry Equivalent Unit Score	Industry Diversity Score	Aggregate Industry Equivalent Unit Score	Industry Diversity Score	Aggregate Industry Equivalent Unit Score	Industry Diversity Score
0.0000	0.0000	5.0500	2.7000	10.1500	4.0200	15.2500	4.5300
0.0500	0.1000	5.1500	2.7333	10.2500	4.0300	15.3500	4.5400
0.1500	0.2000	5.2500	2.7667	10.3500	4.0400	15.4500	4.5500
0.2500	0.3000	5.3500	2.8000	10.4500	4.0500	15.5500	4.5600
0.3500	0.4000	5.4500	2.8333	10.5500	4.0600	15.6500	4.5700
0.4500	0.5000	5.5500	2.8667	10.6500	4.0700	15.7500	4.5800
0.5500	0.6000	5.6500	2.9000	10.7500	4.0800	15.8500	4.5900
0.6500	0.7000	5.7500	2.9333	10.8500	4.0900	15.9500	4.6000
0.7500	0.8000	5.8500	2.9667	10.9500	4.1000	16.0500	4.6100
0.8500	0.9000	5.9500	3.0000	11.0500	4.1100	16.1500	4.6200
0.9500	1.0000	6.0500	3.0250	11.1500	4.1200	16.2500	4.6300
1.0500	1.0500	6.1500	3.0500	11.2500	4.1300	16.3500	4.6400
1.1500	1.1000	6.2500	3.0750	11.3500	4.1400	16.4500	4.6500
1.2500	1.1500	6.3500	3.1000	11.4500	4.1500	16.5500	4.6600
1.3500	1.2000	6.4500	3.1250	11.5500	4.1600	16.6500	4.6700
1.4500	1.2500	6.5500	3.1500	11.6500	4.1700	16.7500	4.6800
1.5500	1.3000	6.6500	3.1750	11.7500	4.1800	16.8500	4.6900
1.6500	1.3500	6.7500	3.2000	11.8500	4.1900	16.9500	4.7000
1.7500	1.4000	6.8500	3.2250	11.9500	4.2000	17.0500	4.7100
1.8500	1.4500	6.9500	3.2500	12.0500	4.2100	17.1500	4.7200
1.9500	1.5000	7.0500	3.2750	12.1500	4.2200	17.2500	4.7300
2.0500	1.5500	7.1500	3.3000	12.2500	4.2300	17.3500	4.7400
2.1500	1.6000	7.2500	3.3250	12.3500	4.2400	17.4500	4.7500
2.2500	1.6500	7.3500	3.3500	12.4500	4.2500	17.5500	4.7600
2.3500	1.7000	7.4500	3.3750	12.5500	4.2600	17.6500	4.7700

2

2.4500	1.7500	7.5500	3.4000	12.6500	4.2700	17.7500	4.7800
2.5500	1.8000	7.6500	3.4250	12.7500	4.2800	17.8500	4.7900
2.6500	1.8500	7.7500	3.4500	12.8500	4.2900	17.9500	4.8000
2.7500	1.9000	7.8500	3.4750	12.9500	4.3000	18.0500	4.8100
2.8500	1.9500	7.9500	3.5000	13.0500	4.3100	18.1500	4.8200
2.9500	2.0000	8.0500	3.5250	13.1500	4.3200	18.2500	4.8300
3.0500	2.0333	8.1500	3.5500	13.2500	4.3300	18.3500	4.8400
3.1500	2.0667	8.2500	3.5750	13.3500	4.3400	18.4500	4.8500
3.2500	2.1000	8.3500	3.6000	13.4500	4.3500	18.5500	4.8600
3.3500	2.1333	8.4500	3.6250	13.5500	4.3600	18.6500	4.8700
3.4500	2.1667	8.5500	3.6500	13.6500	4.3700	18.7500	4.8800
3.5500	2.2000	8.6500	3.6750	13.7500	4.3800	18.8500	4.8900
3.6500	2.2333	8.7500	3.7000	13.8500	4.3900	18.9500	4.9000
3.7500	2.2667	8.8500	3.7250	13.9500	4.4000	19.0500	4.9100
3.8500	2.3000	8.9500	3.7500	14.0500	4.4100	19.1500	4.9200
3.9500	2.3333	9.0500	3.7750	14.1500	4.4200	19.2500	4.9300
4.0500	2.3667	9.1500	3.8000	14.2500	4.4300	19.3500	4.9400
4.1500	2.4000	9.2500	3.8250	14.3500	4.4400	19.4500	4.9500
4.2500	2.4333	9.3500	3.8500	14.4500	4.4500	19.5500	4.9600
4.3500	2.4667	9.4500	3.8750	14.5500	4.4600	19.6500	4.9700
4.4500	2.5000	9.5500	3.9000	14.6500	4.4700	19.7500	4.9800
4.5500	2.5333	9.6500	3.9250	14.7500	4.4800	19.8500	4.9900
4.6500	2.5667	9.7500	3.9500	14.8500	4.4900	19.9500	5.0000
4.7500	2.6000	9.8500	3.9750	14.9500	4.5000
4.8500	2.6333	9.9500	4.0000	15.0500	4.5100
4.9500	2.6667	10.0500	4.0100	15.1500	4.5200

(f)
The Diversity Score is then calculated by summing each of the Industry Diversity Scores for each Industry Classification.

For purposes of calculating the Diversity Score, Affiliates of an Obligor in the same Industry Classification are deemed to be a single Obligor, except as otherwise agreed to by the Administrative Agent.

3

SCHEDULE VI

INDUSTRY CLASSIFICATION

Global Industry Classification Standard Industries

1

Asset Type Code

101010

101020

151010

151020

151030

151040

151050

201010

201020

201030

201040

201050

201060

201070

202010

202020

203010

203020

Asset Type Description Energy Equipment & Services Oil, Gas & Consumable Fuels Chemicals

Construction Materials Containers & Packaging Metals & Mining

Paper & Forest Products Aerospace & Defense Building Products Construction & Engineering Electrical Equipment Industrial Conglomerates Machinery

Trading Companies & Distributors Commercial Services & Supplies Professional Services

Air Freight & Logistics Passenger Airlines

2

203030 Marine Transportation

3

203040

203050

251010

Ground Transportation Transportation Infrastructure Automobile Components

4

251020 Automobiles

252010 Household Durables

252020 Leisure Products

252030 Textiles, Apparel & Luxury Goods

253010 Hotels, Restaurants & Leisure

5

253020

255010

255030

Diversified Consumer Services Distributors

Broadline Retail

6

255040 Specialty Retail

301010 Consumer Staples Distribution & Retail

302010 Beverages

302020 Food Products

302030 Tobacco

7

303010

303020

Household Products Personal Care Products

8

351010	Health Care Equipment & Supplies
351020	Health Care Providers & Services
351030	Health Care Technology
352010	Biotechnology
352020	Pharmaceuticals
352030	Life Sciences Tools & Services
401010	Banks
402010	Financial Services
402020	Consumer Finance
402030	Capital Markets
402040	Mortgage Real Estate Investment Trusts (REITs)
403010	Insurance
451020	IT Services
451030	Software
452010	Communications Equipment
452020	Technology Hardware, Storage & Peripherals
452030	Electronic Equipment, Instruments & Components
453010	Semiconductors & Semiconductor Equipment
501010	Diversified Telecommunication Services
501020	Wireless Telecommunication Services
502010	Media
502020	Entertainment
502030	Interactive Media & Services
551010	Electric Utilities
551020	Gas Utilities
551030	Multi-Utilities
551040	Water Utilities
551050	Independent Power and Renewable Electricity Producers
601010	Diversified REITs
601025	Industrial REITs
601030	Hotel & Resort REITs
601040	Office REITs
601050	Health Care REITs
601060	Residential REITs
601070	Retail REITs
601080	Specialized REITs
602010	Real Estate Management & Development

9

SCHEDULE VII

APPROVED VALUATION AGENTS

•
Appraisers
o
BRiley
o
Hilco
o
Gordon Brothers
o
Tiger
o
Ritchie Brothers / Rouse
o
Cushman & Wakefield
o
CBRE
o
JLL
o
Vion
•
Field Exam
o
Durkin Group
o
Nardella and Taylor
o
Hilco
o
Richter's
o
Spain Price
o
Charter / Ocean Ark
o
KPMG
o
FTI

ANNEX A

Lender

Commitment

I/O Notional Loan Amount

Morgan Stanley Bank, N.A. $350,000,000 $350,000,000

EXHIBIT A

FORM OF APPROVAL NOTICE

[Date]

(Morgan Stanley Senior Funding, Inc.)

VIA ELECTRONIC MAIL

First Eagle Private Credit Fund SPV, LLC

Attention: Sabrina Rusnak-Carlson, General Counsel, Senior Managing Director Email: Sabrina.Carlson@firsteagle.com

Re: Loan and Servicing Agreement, dated as of September 22, 2023 Ladies and Gentlemen:

This Approval Notice is delivered to you pursuant to that certain Loan and Servicing Agreement, dated as of September 22, 2023 (as the same may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof, the "Loan and Servicing Agreement"), by and among First Eagle Private Credit Fund SPV, LLC, as the borrower (together with its successors and assigns in such capacity, the "Borrower"), First Eagle Private Credit Fund, as the transferor (together with its successors and assigns in such capacity, the "Transferor"), FEPC Fund Servicer LLC, as the servicer (together with its successors and assigns in such capacity, the "Servicer"), each of the lenders from time to time party thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the "Administrative Agent"), U.S. Bank Trust Company, National Association, as the collateral agent, and U.S. Bank National Association, as the account bank and the collateral custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Servicing Agreement.

LOAN ASSET

APPROVAL NOTICE

DATE

ELIGIBLE LOAN ASSET INFORMATION See Attached Schedule I Approved Exceptions to Eligibility Criteria for Loan Asset See Attached Schedule II [Certain Value Adjustment Events] See Attached Schedule III

MORGAN STANLEY APPROVAL See Attached Schedule I

SCHEDULE I TO

LOAN ASSET APPROVAL NOTICE

ELIGIBLE LOAN ASSET INFORMATION

•
Date of Approval
•
Obligor Legal Name
•
Loan Type
•
Is Broadly Syndicated Loan / Senior Secured Bond
•
Par Amount
•
Unfunded Exposure Amount
•
Tranche Description
•
Currency
•
Purchase Price
•
Maturity Date
•
Industry Classification
•
Cut-Off Financial Statement Date
•
Cut-Off Adj. EBITDA
•
Cut-Off Total Leverage
•
Cut-Off Interest Coverage Ratio
•
Cut-Off Fully Funded LTV
•
Appraisal metric
•
Cut-Off Approved Valuation Agent
•
Cut-Off Date of Last Appraisal
•
Assigned Value by Administrative Agent (Cut-Off Date)
•
Advance Rate
•
Approval Good Until
•
Approval Conditioned Upon

Exhibit A-2

SCHEDULE II TO

LOAN ASSET APPROVAL NOTICE

APPROVED EXCEPTIONS TO ELIGIBILITY CRITERIA FOR LOAN ASSET

[SCHEDULE III TO

LOAN ASSET APPROVAL NOTICE

CERTAIN VALUE ADJUSTMENT EVENTS]

EXHIBIT B

FORM OF BORROWING BASE CERTIFICATE

[ ] [ ], 20[ ]

Reference is made to that certain Loan and Servicing Agreement, dated as of September 22, 2023 (as the same may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof, the "Loan and Servicing Agreement"), by and among First Eagle Private Credit Fund SPV, LLC, as the borrower (together with its successors and assigns in such capacity, the "Borrower"), First Eagle Private Credit Fund, as the transferor (together with its successors and assigns in such capacity, the "Transferor"), FEPC Fund Servicer LLC, as the servicer (together with its successors and assigns in such capacity, the "Servicer"), each of the lenders from time to time party thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the "Administrative Agent"), U.S. Bank Trust Company, National Association, as the collateral agent, and U.S. Bank National Association, as the account bank and the collateral custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Servicing Agreement.

As of the date hereof, the undersigned each certify that (i) all of the information set forth in Annex I attached hereto is true, correct and complete, (ii) each Specified Loan Asset set forth in Annex I attached hereto satisfies the conditions set forth in the definition thereof, (iii) no Event of Default or Servicer Default has occurred and no Unmatured Event of Default or Borrowing Base Deficiency exists under the Loan and Servicing Agreement; and (iv) solely with respect to itself, each of the representations and warranties contained in Sections 4.01, 4.02 and

4.03 of the Loan and Servicing Agreement are true and correct in all material respects (or, in the case of any representation and warranty that is already qualified by materiality, subject to the materiality standard set forth therein) other than any representation and warranty made as of a specific date.

[Remainder of Page Intentionally Left Blank]

1

Certified as of the date first written above.

FIRST EAGLE PRIVATE CREDIT FUND SPV, LLC,

as the Borrower

By:

Name:

Title:

FEPC FUND SERVICER LLC,

as the Servicer

By:

Name:

Title:

2

ANNEX I TO EXHIBIT B

BORROWING BASE REPORT

(see attached)

3

EXHIBIT C

FORM OF DISBURSEMENT REQUEST

(Disbursements from Unfunded Exposure Account and Reinvestments of Principal Collections) [Date]

(First Eagle Private Credit Fund SPV, LLC)

Morgan Stanley Senior Funding, Inc., as the Administrative Agent

1585 Broadway, 24th Floor New York, NY 10036

Attention: FID Secured Lending Group Email: (for borrowing requests) mmborrowingrequests@morganstanley.com Email: (for all other purposes) mmloanapprovals@morganstanley.com

With a copy to:

Morgan Stanley Bank, N.A. 1300 Thames Street Wharf Baltimore, MD 21231 Attention: Servicing Team Email: (for borrowing requests)

mmborrowingrequests@morganstanley.com Email: (for all other purposes) mmloanapprovals@morganstanley.com

U.S. Bank Trust Company, National Association, as the Collateral Agent

190 S. LaSalle Street, 8th Floor Chicago, IL 60603

Attention: Global Corporate Trust - First Eagle Private Credit Fund SPV, LLC Email: First.Eagle.BB@usbank.com

Re: Loan and Servicing Agreement, dated as of September 22, 2023 Ladies and Gentlemen:

This Disbursement Request is delivered to you pursuant to Section [2.04(d)][2.18(a)] of that certain Loan and Servicing Agreement, dated as of September 22, 2023 (as the same may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof, the "Loan and Servicing Agreement"), by and among First Eagle Private Credit Fund SPV, LLC, as the borrower (together with its successors and assigns in such capacity, the

1

"Borrower"), First Eagle Private Credit Fund, as the transferor (together with its successors and assigns in such capacity, the "Transferor"), FEPC Fund Servicer LLC, as the servicer (together with its successors and assigns in such capacity, the "Servicer"), each of the lenders from time to time party thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the "Administrative Agent"), U.S. Bank Trust Company, National Association, as the collateral agent, and U.S. Bank National Association, as the account bank and the collateral custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Servicing Agreement.

The undersigned, being a duly elected Responsible Officer of the Servicer and holding the office set forth below such officer's name, hereby certifies as follows:

[1. Pursuant to Section 2.04(d) of the Loan and Servicing Agreement, the Servicer on behalf of the Borrower hereby requests a disbursement (a "Disbursement") from the Unfunded Exposure Account in the amount of [$][CAD][EUR][GBP][AUD] to fund [  ]1, such Disbursement to be paid to the account of the Borrower as set forth in the Loan and Servicing Agreement.]

[1. Pursuant to Section 2.18(a) of the Loan and Servicing Agreement, the Servicer on behalf of the Borrower hereby requests a disbursement (a "Disbursement") of Principal Collections from the Principal Collection Subaccount in the amount of [$][CAD][EUR][GBP][AUD] to reinvest in additional Eligible Loan Assets to be Granted under the Loan and Servicing Agreement: [  ]2.]

2. The Servicer on behalf of the Borrower hereby requests that such Disbursement be made on the following date: .

[3. In connection with a Disbursement pursuant to Section 2.18(a) of the Loan and Servicing Agreement, attached to this Disbursement Request is a true, correct and complete calculation of the Borrowing Base and all components thereof.]

4.
All of the conditions applicable to the Disbursement as set forth in Section [2.04(d)][2.18(a)] of the Loan and Servicing Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Disbursement including the following:
(i)
each of the representations and warranties contained in Sections 4.01, 4.02 and 4.03 of the Loan and Servicing Agreement are true and correct in all material respects (or, in the case of any representation and warranty that is already qualified by materiality, subject to the materiality standard set forth therein), before and after giving

1 Specific asset to be funded from the Disbursement.

2 Specific asset to be funded from the Disbursement.

2

effect to such Disbursement and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent relating to an earlier date;

(ii)
other than any disbursement from the Unfunded Exposure Account after the occurrence of an Event of Default, no Event of Default has occurred, or would result from such Disbursement or from the application of the proceeds therefrom, and no Unmatured Event of Default or Borrowing Base Deficiency exists or would result from such Disbursement or from the application of the proceeds therefrom; and
(iii)
there exists no material breach of any covenant contained in Sections 5.01, 5.02, 5.03 and 5.04 of the Loan and Servicing Agreement.
5.
[The Servicer on behalf of the Borrower hereby represents that in connection with a Disbursement pursuant to Section 2.04(d) of the Loan and Servicing Agreement only, such Disbursement shall be used solely for the purpose of funding the Unfunded Exposure Equity Amount(s) of one or more Delayed Draw Loan Asset(s) or Revolving Loan(s) included in the Collateral.]

The undersigned certifies that all information contained herein [and in the attached Borrowing Base Certificate], as applicable, is true, correct and complete as of the date hereof.

[ATTACH BORROWING BASE CERTIFICATE AND LOAN ASSET SCHEDULE FOR DISBURSEMENTS PURSUANT TO SECTION 2.18(a) OF THE LOAN AND SERVICING AGREEMENT]

[Remainder of Page Intentionally Left Blank]

3

IN WITNESS WHEREOF, the undersigned has executed this Disbursement Request as of the date first written above.

FEPC FUND SERVICER LLC,

as the Servicer

By:

Name:

Title:

4

EXHIBIT D

FORM OF NOTICE OF BORROWING3

NOTICE OF BORROWING

[Date]

(First Eagle Private Credit Fund SPV, LLC) To: Morgan Stanley Senior Funding, Inc.,

as the Administrative Agent 1585 Broadway, 24th Floor New York, NY 10036

Attention: FID Secured Lending Group Email: (for borrowing requests) mmborrowingrequests@morganstanley.com Email: (for all other purposes) mmloanapprovals@morganstanley.com

With a copy to:

Morgan Stanley Bank, N.A. 1300 Thames Street Wharf Baltimore, MD 21231 Attention: Servicing Team Email: (for borrowing requests)

mmborrowingrequests@morganstanley.com Email: (for all other purposes) mmloanapprovals@morganstanley.com

Re: Loan and Servicing Agreement, dated as of September 22, 2023 Ladies and Gentlemen:

This Notice of Borrowing is delivered to you pursuant to Sections 2.02 and 3.02 of that certain Loan and Servicing Agreement, dated as of September 22, 2023 (as the same may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof, the "Loan and Servicing Agreement"), by and among First Eagle Private Credit Fund SPV, LLC, as the borrower (together with its successors and assigns in such capacity, the "Borrower"), First Eagle Private Credit Fund, as the transferor (together with its successors and assigns in such capacity, the "Transferor"), FEPC Fund Servicer LLC, as the servicer (together with its successors and assigns in such capacity, the "Servicer"), each of the lenders from time to time party thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the "Administrative Agent"), U.S. Bank Trust Company, National Association, as the collateral

3 NTD: For syndicated deals, to include syndicate lender address information.

1

agent, and U.S. Bank National Association, as the account bank and the collateral custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Servicing Agreement.

The undersigned, being a duly elected Responsible Officer of the Borrower, and holding the office set forth below such officer's name, hereby certifies as follows:

[1. The Borrower hereby requests an Advance in the principal amount of [$][CAD][EUR][GBP][AUD] .4 Such Advance shall be deposited into the account identified in the Loan and Servicing Agreement.]

[1. Pursuant to Section 2.04(d), the Borrower hereby requests an Advance in the principal amount of [$][CAD][EUR][GBP][AUD] .5 Such Advance shall be deposited into the Unfunded Exposure Account.]

2.
The Borrower hereby requests that such Advance be made on the following date:

.

3.
Attached to this Notice of Borrowing is a true, correct and complete calculation of the Borrowing Base and all components thereof.
4.
Attached to this Notice of Borrowing is a true, correct and complete list of all Loan Assets, if any, which will become part of the Collateral on the date hereof, each Loan Asset reflected thereon being an Eligible Loan Asset, which list shall include the purchase price of each such Loan Asset, if purchased or acquired by the Transferor, and the fair market value of each such Loan Asset.

[5. In connection with such Advance, the Transferor shall deposit [$][CAD][EUR][GBP][AUD] into the Unfunded Exposure Account in connection with any Delayed Draw Loan Asset or any Revolving Loan, as applicable, funded by such Advance.]

6.
All of the conditions applicable to the Advance requested herein as set forth in the Loan and Servicing Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Advance, including those set forth in Article III of the Loan and Servicing Agreement, including the following:
(i)
each of the representations and warranties contained in Sections 4.01, 4.02 and 4.03 of the Loan and Servicing Agreement are true and correct in all material respects (or, in the case of any representation and warranty that is already qualified by materiality, subject to the materiality standard set forth therein) before and after giving effect to such Advance and to the application of

4 The amount of such Advance shall not cause Advances Outstanding to exceed the Borrowing Base; provided that the amount of such Advance must be at least equal to the dollar equivalent of $500,000.

5 The amount of such Advance shall not exceed the Aggregate Unfunded Exposure Amount.

2

the proceeds therefrom, as though made on and as of such date (other than any representation or warranty that is made as of a specific date);

(ii)
no Event of Default has occurred and is continuing, or would result from such Advance, and no Unmatured Event of Default or Borrowing Base Deficiency exists or would result from such Advance;
(iii)
no event has occurred and is continuing, or would result from such Advance, which constitutes a Servicer Default or any event which, if it continues uncured, will, with notice or lapse of time, constitute a Servicer Default; and
(iv)
there exists no breach of any covenant contained in Sections 5.01, 5.02,

5.03 and 5.04 in any material respect (or, in the case of any covenant that is already qualified by materiality, subject to the materiality standard set forth therein).

7.
The undersigned certifies that all information contained herein and in the attached Borrowing Base Certificate is true, correct and complete as of the date hereof.

[ATTACH BORROWING BASE CERTIFICATE AND LOAN ASSET SCHEDULE]

[Remainder of Page Intentionally Left Blank]

3

IN WITNESS WHEREOF, the undersigned has executed this Notice of Borrowing as of the date first written above.

FIRST EAGLE PRIVATE CREDIT FUND SPV, LLC,

as the Borrower

By:

Name:

Title:

4

EXHIBIT E

FORM OF NOTICE OF REDUCTION

(Reduction of Advances Outstanding) [Date]

(First Eagle Private Credit Fund SPV, LLC)

Morgan Stanley Senior Funding, Inc., as the Administrative Agent

1585 Broadway, 24th Floor New York, NY 10036

Attention: FID Secured Lending Group Email: (for borrowing requests) mmborrowingrequests@morganstanley.com Email: (for all other purposes) mmloanapprovals@morganstanley.com

With a copy to:

Morgan Stanley Bank, N.A. 1300 Thames Street Wharf Baltimore, MD 21231 Attention: Servicing Team Email: (for borrowing requests)

mmborrowingrequests@morganstanley.com Email: (for all other purposes) mmloanapprovals@morganstanley.com

U.S. Bank Trust Company, National Association, as the Collateral Agent

190 S. LaSalle Street, 8th Floor Chicago, IL 60603

Attention: Global Corporate Trust - First Eagle Private Credit Fund SPV, LLC Email: First.Eagle.BB@usbank.com

Re: Loan and Servicing Agreement, dated as of September 22, 2023 Ladies and Gentlemen:

This Notice of Reduction is delivered to you pursuant to Section 2.16(a) of that certain Loan and Servicing Agreement, dated as of September 22, 2023 (as the same may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof, the "Loan and Servicing Agreement"), by and among First Eagle Private Credit Fund SPV, LLC, as the borrower (together with its successors and assigns in such capacity, the "Borrower"), First Eagle Private Credit Fund, as the transferor (together with its successors and

1

assigns in such capacity, the "Transferor"), FEPC Fund Servicer LLC, as the servicer (together with its successors and assigns in such capacity, the "Servicer"), each of the lenders from time to time party thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the "Administrative Agent"), U.S. Bank Trust Company, National Association, as the collateral agent, and U.S. Bank National Association, as the account bank and the collateral custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Servicing Agreement.

The undersigned, being a duly elected Responsible Officer of the Borrower, and holding the office set forth below such officer's name, hereby certifies as follows:

1.
Pursuant to Section 2.16(a) of the Loan and Servicing Agreement, the Borrower desires to reduce the Advances Outstanding by the amount of [$][CAD][EUR][GBP][AUD]

(the "Advance Reduction").

2.
The Borrower hereby requests that such Advance Reduction be made on the following date: .
3.
Attached to this Notice of Reduction is a true, correct and complete calculation of the Borrowing Base and all components thereof.

The undersigned certifies that all information contained herein and in the attached Borrowing Base Certificate is true, correct and complete as of the date hereof.

[ATTACH BORROWING BASE CERTIFICATE]

[Remainder of Page Intentionally Left Blank]

2

IN WITNESS WHEREOF, the undersigned has executed this Notice of Reduction as of the date first written above.

FIRST EAGLE PRIVATE CREDIT FUND SPV, LLC,

as the Borrower

By:

Name:

Title:

3

EXHIBIT F

FORM OF NOTICE OF TERMINATION/PERMANENT REDUCTION

[Date]

(First Eagle Private Credit Fund SPV, LLC) Morgan Stanley Senior Funding, Inc.,

as the Administrative Agent 1585 Broadway, 24th Floor New York, NY 10036

Attention: FID Secured Lending Group Email: (for borrowing requests) mmborrowingrequests@morganstanley.com Email: (for all other purposes) mmloanapprovals@morganstanley.com

With a copy to:

Morgan Stanley Bank, N.A. 1300 Thames Street Wharf Baltimore, MD 21231 Attention: Servicing Team Email: (for borrowing requests)

mmborrowingrequests@morganstanley.com Email: (for all other purposes) mmloanapprovals@morganstanley.com

U.S. Bank Trust Company, National Association, as the Collateral Agent

190 S. LaSalle Street, 8th Floor Chicago, IL 60603

Attention: Global Corporate Trust - First Eagle Private Credit Fund SPV, LLC Email: First.Eagle.BB@usbank.com

Re: Loan and Servicing Agreement, dated as of September 22, 2023 Ladies and Gentlemen:

This Notice of Reduction is delivered to you pursuant to Section 2.16(b) of that certain Loan and Servicing Agreement, dated as of September 22, 2023 (as the same may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof, the "Loan and Servicing Agreement"), by and among First Eagle Private Credit Fund SPV, LLC, as the borrower (together with its successors and assigns in such capacity, the "Borrower"), First Eagle Private Credit Fund, as the transferor (together with its successors and assigns in such capacity, the "Transferor"), FEPC Fund Servicer LLC, as the servicer (together with its successors and assigns in such capacity, the "Servicer"), each of the lenders from time to

1

time party thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the "Administrative Agent"), U.S. Bank Trust Company, National Association, as the collateral agent, and U.S. Bank National Association, as the account bank and the collateral custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Servicing Agreement.

The undersigned, being a duly elected Responsible Officer of the Borrower, and holding the office set forth below such officer's name, hereby certifies as follows:

[1. Pursuant to Section 2.16(b) of the Loan and Servicing Agreement, the Borrower desires to terminate the Loan and Servicing Agreement and the other Transaction Documents (the "Termination") by making a payment in full of all of the Advances Outstanding, all accrued and unpaid Yield and Fees, any Breakage Fees, Increased Costs, all accrued and unpaid Administrative Expenses, all accrued and unpaid costs and expenses of the Administrative Agent and Lenders, payment of any Prepayment Premium pro rata to each Lender and payment of all other Obligations (other than unmatured contingent indemnification obligations).]

[1. Pursuant to Section 2.16(b) of the Loan and Servicing Agreement, the Borrower desires to permanently reduce in part the Facility Amount by the amount of [$][CAD][EUR][GBP][AUD] (the "Permanent Reduction").]

2. The Borrower hereby requests that such [Termination][Permanent Reduction] be made on the following date: .

[3. Attached to this Notice of Permanent Reduction is a true, correct and complete calculation of the Borrowing Base and all components thereof.]

The undersigned certifies that all information contained herein and in the attached Borrowing Base Certificate is true, correct and complete as of the date hereof.

[ATTACH BORROWING BASE CERTIFICATE]

[Remainder of Page Intentionally Left Blank]

2

IN WITNESS WHEREOF, the undersigned has executed this Notice of [Termination][Permanent Reduction] as of the date first written above.

FIRST EAGLE PRIVATE CREDIT FUND SPV, LLC,

as the Borrower

By:

Name:

Title:

3

EXHIBIT G

FORM OF CERTIFICATE OF CLOSING ATTORNEYS

[Date]

(First Eagle Private Credit Fund SPV, LLC)

U.S. Bank National Association, as the Collateral Custodian 1719 Otis Way

Florence, SC 29501

Attention: Global Corporate Trust - First Eagle Private Credit Fund SPV, LLC Email: First.Eagle.BB@usbank.com with a copy to:

Morgan Stanley Senior Funding, Inc., as the Administrative Agent

1585 Broadway, 24th Floor New York, NY 10036

Attention: FID Secured Lending Group Email: (for borrowing requests) mmborrowingrequests@morganstanley.com Email: (for all other purposes) mmloanapprovals@morganstanley.com

With a copy to:

Morgan Stanley Bank, N.A. 1300 Thames Street Wharf Baltimore, MD 21231 Attention: Servicing Team Email: (for borrowing requests)

mmborrowingrequests@morganstanley.com Email: (for all other purposes) mmloanapprovals@morganstanley.com

Re: Loan and Servicing Agreement, dated as of September 22, 2023 Ladies and Gentlemen:

This Certificate of Closing Attorney is delivered to you pursuant to Section [3.02(a)(ii)][3.04(b)] of that certain Loan and Servicing Agreement, dated as of September 22, 2023 (as the same may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof, the "Loan and Servicing Agreement"), by and among First Eagle Private Credit Fund SPV, LLC, as the borrower (together with its successors and assigns in such capacity, the "Borrower"), First Eagle Private Credit Fund, as the transferor

1

(together with its successors and assigns in such capacity, the "Transferor"), FEPC Fund Servicer LLC, as the servicer (together with its successors and assigns in such capacity, the "Servicer"), each of the lenders from time to time party thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the "Administrative Agent"), U.S. Bank Trust Company, National Association, as the collateral agent, and U.S. Bank National Association, as the account bank and the collateral custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Servicing Agreement.

The undersigned acknowledges that it is in possession of the Required Loan Documents.

Very truly yours.

By:

Name:

Title:

2

EXHIBIT H

FORM OF SERVICING REPORT

(see attached)

EXHIBIT I

FORM OF SERVICER'S CERTIFICATE (SERVICING REPORT)

[Date]

(First Eagle Private Credit Fund SPV, LLC) Morgan Stanley Senior Funding, Inc.,

as the Administrative Agent 1585 Broadway, 24th Floor New York, NY 10036

Attention: FID Secured Lending Group Email: (for borrowing requests) mmborrowingrequests@morganstanley.com Email: (for all other purposes) mmloanapprovals@morganstanley.com

With a copy to:

Morgan Stanley Bank, N.A. 1300 Thames Street Wharf Baltimore, MD 21231 Attention: Servicing Team Email: (for borrowing requests)

mmborrowingrequests@morganstanley.com Email: (for all other purposes) mmloanapprovals@morganstanley.com

U.S. Bank Trust Company, National Association, as the Collateral Agent

190 S. LaSalle Street, 8th Floor Chicago, IL 60603

Attention: Global Corporate Trust - First Eagle Private Credit Fund SPV, LLC Email: First.Eagle.BB@usbank.com

Morgan Stanley Bank, N.A. 201 South Main Street

Salt Lake City, Utah 84111-2215 Email: (for borrowing requests)

mmborrowingrequests@morganstanley.com Email: (for all other purposes) mmloanapprovals@morganstanley.com

Re: Loan and Servicing Agreement, dated as of September 22, 2023 Ladies and Gentlemen:

1

This Servicer's Certificate is delivered to you pursuant to Section 6.08(c) of that certain Loan and Servicing Agreement, dated as of September 22, 2023 (as the same may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof, the "Loan and Servicing Agreement"), by and among First Eagle Private Credit Fund SPV, LLC, as the borrower (together with its successors and assigns in such capacity, the "Borrower"), First Eagle Private Credit Fund, as the transferor (together with its successors and assigns, in such capacity, the "Transferor"), FEPC Fund Servicer LLC, as the servicer (together with its successors and assigns in such capacity, the "Servicer"), each of the lenders from time to time party thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the "Administrative Agent"), U.S. Bank Trust Company, National Association, as the collateral agent, and U.S. Bank National Association, as the account bank and the collateral custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Servicing Agreement. This Servicer's Certificate relates to the Servicing Report set forth on the attached Schedule A.

1.
FEPC Fund Servicer LLC is the Servicer under the Loan and Servicing Agreement.
2.
The undersigned hereby certifies to the Administrative Agent, the Collateral Agent and each Lender that, as of the date hereof, no Event of Default, Servicer Default or Unmatured Event of Default has occurred [(other than any such Event of Default, Servicer Default or Unmatured Event of Default which has previously been disclosed to the Administrative Agent in writing)].
3.
The undersigned hereby certifies to the Administrative Agent, the Collateral Agent, the Lender and the other Secured Parties that all of the foregoing information and all of the information set forth on the attached Schedule A is true, complete and accurate as of the date hereof.

[Remainder of Page Left Intentionally Blank]

2

IN WITNESS WHEREOF, the undersigned has caused this Servicer's Certificate to be duly executed as of the date first written above.

FEPC FUND SERVICER LLC,

as the Servicer

By:

Name:

Title:

3

SCHEDULE A

SERVICING REPORT

(see attached)

4

EXHIBIT J

FORM OF RELEASE OF REQUIRED LOAN DOCUMENTS

[Date]

(First Eagle Private Credit Fund SPV, LLC) Morgan Stanley Senior Funding, Inc.,

as the Administrative Agent 1585 Broadway, 24th Floor New York, NY 10036

Attention: FID Secured Lending Group Email: (for borrowing requests) mmborrowingrequests@morganstanley.com Email: (for all other purposes) mmloanapprovals@morganstanley.com

With a copy to:

Morgan Stanley Bank, N.A. 1300 Thames Street Wharf Baltimore, MD 21231 Attention: Servicing Team Email: (for borrowing requests)

mmborrowingrequests@morganstanley.com Email: (for all other purposes) mmloanapprovals@morganstanley.com

U.S. Bank Trust Company, National Association, as the Collateral Agent

190 S. LaSalle Street, 8th Floor Chicago, IL 60603

Attention: Global Corporate Trust - First Eagle Private Credit Fund SPV, LLC Email: First.Eagle.BB@usbank.com

Re: Loan and Servicing Agreement, dated as of September 22, 2023 (as the same may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof, the "Loan and Servicing Agreement"), by and among First Eagle Private Credit Fund SPV, LLC, as the borrower (together with its successors and assigns in such capacity, the "Borrower"), First Eagle Private Credit Fund, as the transferor (together with its successors and assigns in such capacity, the "Transferor"), FEPC Fund Servicer LLC, as the servicer (together with its successors and assigns in such capacity, the "Servicer"), each of the lenders from time to time party thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the "Administrative Agent"), U.S. Bank Trust Company, National Association, as the collateral agent, and

1

U.S. Bank National Association, as the account bank and the collateral custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Servicing Agreement.

Ladies and Gentlemen:

In connection with the administration of the Required Loan Documents held by the Collateral Custodian, for the benefit of the Secured Parties, under the Loan and Servicing Agreement, we request the release of the Required Loan Documents (or such documents as specified below) for the Loan Assets described below, for the reason indicated. All capitalized terms used but not defined herein shall have the meaning provided in the Loan and Servicing Agreement.

Obligor's Name, Address and Zip Code:

Loan Asset Number:

Loan Asset File:

Reason for Requesting Documents (check one)

1. Loan Asset paid in full. (The Servicer hereby certifies that all amounts received in connection with such Loan Asset have been credited to the Collection Account.)

2. Loan Asset liquidated by . (The Servicer hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the Collection Account.)

3. Loan Asset in foreclosure.

4. Loan Asset returned due to a failure to satisfy the Review Criteria pursuant to Section 11.02(b)(i) of the Loan and Servicing Agreement.

5. The entirety of the Collateral has been released following the Collection Date.

6. Loan Asset released from the Lien of the Collateral Agent in accordance with Section 11.09 of the Loan and Servicing Agreement due to delivery to the Collateral Agent in error or pursuant to Section 2.14 of the Loan and Servicing Agreement (the Borrower hereby states that the conditions to such release have been met in accordance with Section(s) of the Loan and Servicing Agreement).

7. Other (explain).

If box 1 or 2 above is checked, and if all or part of the Required Loan Documents were previously released to us, please release to us the Required Loan Documents requested in our

2

previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Loan Asset.

If box 3, 4 or 5 above is checked, upon our return of all of the above Required Loan Documents to you as the Collateral Custodian please acknowledge your receipt by signing in the space indicated below, and returning this form.

[Remainder of Page Left Intentionally Blank]

3

FEPC FUND SERVICER LLC,

as the Servicer

By:

Name:

Title:

Acknowledgement of the Required Loan Documents returned to the Collateral Custodian.

U.S. BANK NATIONAL ASSOCIATION,

as the Collateral Custodian

By:

Name:

Title:

[Signatures Continue]

4

Consent of the Administrative Agent:

MORGAN STANLEY SENIOR FUNDING, INC.,

as the Administrative Agent

By:

Name:

Title:

5

EXHIBIT K

FORM OF ASSIGNMENT AND ACCEPTANCE

ASSIGNMENT AND ACCEPTANCE

This Assignment and Acceptance (this "Assignment and Acceptance") is dated as of the Effective Date set forth below and is entered into by and between [  ] (the "Assignor") and [  ] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Loan and Servicing Agreement identified below (the "Loan and Servicing Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Loan and Servicing Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor's rights and obligations as a Lender under the Loan and Servicing Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Loan and Servicing Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by the Assignor.

1.
Assignor: [  ]
2.
Assignee: [  ]
3.
Borrower: First Eagle Private Credit Fund SPV, LLC
4.
Administrative Agent: Morgan Stanley Senior Funding, Inc., as the administrative agent under the Loan and Servicing Agreement

5.
Loan and Servicing Agreement: The Loan and Servicing Agreement, dated as of September 22, 2023, among First Eagle Private Credit Fund SPV, LLC, as the borrower, First Eagle Private Credit Fund, as the transferor, FEPC Fund Servicer LLC,

1

as the servicer, the lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, U.S. Bank Trust Company, National Association, as the collateral agent, and

U.S. Bank National Association, as the account bank and the collateral custodian.

6.
Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment for all Lenders	Amount of Commitment Assigned	Percentage Assigned of Commitment6
Advances	$	$	%

Effective Date: , 20

2

6 Set forth to at least 9 decimals, as a percentage of the Commitment of all Lenders thereunder.

3

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR

[  ]

By:

Name:

Title:

ASSIGNEE

[  ]

By:

Name:

Title:

4

Accepted:

MORGAN STANLEY SENIOR FUNDING, INC.,

as Administrative Agent

By:

Name:

Title: [Consented to:

FIRST EAGLE PRIVATE CREDIT FUND SPV, LLC,

as the Borrower

By:

Name:

Title:]7

5

7 Insert Borrower consent only to the extent required under Section 12.04(a) of the Loan and Servicing Agreement.

6

ANNEX 1 TO ASSIGNMENT AND ACCEPTANCE LOAN AND SERVICING AGREEMENT STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ACCEPTANCE

1.
Representations and Warranties.
1.1.
Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan and Servicing Agreement or any other Transaction Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Transaction Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its subsidiaries or Affiliates or any other Person obligated in respect of any Transaction Document or (iv) the performance or observance by the Borrower, any of its subsidiaries or Affiliates or any other Person of any of their respective obligations under any Transaction Document.
1.2.
Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Loan and Servicing Agreement, (ii) it meets all requirements of an eligible assignee under the Loan and Servicing Agreement (subject to receipt of such consents as may be required under the Loan and Servicing Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Loan and Servicing Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, and (iv) it has received a copy of the Loan and Servicing Agreement, the other Transaction Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transaction Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Transaction Documents are required to be performed by it as a Lender.
2.
Payments. From and after the Effective Date, the Borrower shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Administrative Agent for the benefit of (x) the Assignor for amounts which have accrued to but excluding the Effective Date and to (y) the Assignee for amounts which have accrued from and after the Effective Date.
3.
General Provisions. This Assignment and Acceptance shall be binding upon, and

7

inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by electronic mail shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

8

EXHIBIT L-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Loan and Servicing Agreement, dated as of September

22, 2023 (as the same may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof, the "Loan and Servicing Agreement"), by and among First Eagle Private Credit Fund SPV, LLC, as the borrower (together with its successors and assigns in such capacity, the "Borrower"), First Eagle Private Credit Fund, as the transferor (together with its successors and assigns in such capacity, the "Transferor"), FEPC Fund Servicer LLC, as the servicer (together with its successors and assigns in such capacity, the "Servicer"), each of the lenders from time to time party thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the "Administrative Agent"), U.S. Bank Trust Company, National Association, as the collateral agent, and U.S. Bank National Association, as the account bank and the collateral custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Servicing Agreement.

Pursuant to the provisions of Section 2.11 of the Loan and Servicing Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Advance(s) (as well as any note(s) evidencing such Advance(s)) in respect of which it is providing this certificate, (ii) it is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a "10 percent shareholder" of the Borrower or its sole regarded owner within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a "controlled foreign corporation" related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF LENDER]

1

Date: [  ]

By:

Name:

Title:

2

EXHIBIT L-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax

Purposes)

Reference is hereby made to the Loan and Servicing Agreement, dated as of September 22, 2023 (as the same may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof, the "Loan and Servicing Agreement"), by and among First Eagle Private Credit Fund SPV, LLC, as the borrower (together with its successors and assigns in such capacity, the "Borrower"), First Eagle Private Credit Fund, as the transferor (together with its successors and assigns in such capacity, the "Transferor"), FEPC Fund Servicer LLC, as the servicer (together with its successors and assigns in such capacity, the "Servicer"), each of the lenders from time to time party thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the "Administrative Agent"), U.S. Bank Trust Company, National Association, as the collateral agent, and U.S. Bank National Association, as the account bank and the collateral custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Servicing Agreement.

Pursuant to the provisions of Section 2.11 of the Loan and Servicing Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a "10 percent shareholder" of the Borrower or its sole regarded owner within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a "controlled foreign corporation" related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF LENDER]

3

Date: [  ]

By:

Name:

Title:

4

EXHIBIT L-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Loan and Servicing Agreement, dated as of September

22, 2023 (as the same may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof, the "Loan and Servicing Agreement"), by and among First Eagle Private Credit Fund SPV, LLC, as the borrower (together with its successors and assigns in such capacity, the "Borrower"), First Eagle Private Credit Fund, as the transferor (together with its successors and assigns in such capacity, the "Transferor"), FEPC Fund Servicer LLC, as the servicer (together with its successors and assigns in such capacity, the "Servicer"), each of the lenders from time to time party thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the "Administrative Agent"), U.S. Bank Trust Company, National Association, as the collateral agent, and U.S. Bank National Association, as the account bank and the collateral custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Servicing Agreement.

Pursuant to the provisions of Section 2.11 of the Loan and Servicing Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a "bank" extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a "10 percent shareholder" of the Borrower or its sole regarded owner within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a "controlled foreign corporation" related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with an IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF LENDER]

5

Date: [  ]

By:

Name:

Title:

EXHIBIT L-4

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Loan and Servicing Agreement, dated as of September

22, 2023 (as the same may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof, the "Loan and Servicing Agreement"), by and among First Eagle Private Credit Fund SPV, LLC, as the borrower (together with its successors and assigns in such capacity, the "Borrower"), First Eagle Private Credit Fund, as the transferor (together with its successors and assigns in such capacity, the "Transferor"), FEPC Fund Servicer LLC, as the servicer (together with its successors and assigns in such capacity, the "Servicer"), each of the lenders from time to time party thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the "Administrative Agent"), U.S. Bank Trust Company, National Association, as the collateral agent, and U.S. Bank National Association, as the account bank and the collateral custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Servicing Agreement.

Pursuant to the provisions of Section 2.11 of the Loan and Servicing Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Advance(s) (as well as any note(s) evidencing such Advance(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Advance(s) (as well as any note(s) evidencing such Advance(s)), (iii) with respect to the extension of credit pursuant to this Loan and Servicing Agreement or any other Transaction Document, neither the undersigned nor any of its direct or indirect partners/members is a "bank" extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a "10 percent shareholder" of the Borrower or its sole regarded owner within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a "controlled foreign corporation" related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF LENDER]

Date: [  ]

By:

Name:

Title:

EXHIBIT M

FORM OF JOINDER SUPPLEMENT

JOINDER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institution identified in Item 2 of Schedule I hereto, FIRST EAGLE PRIVATE CREDIT FUND SPV, LLC, as the borrower (the "Borrower") and MORGAN STANLEY SENIOR FUNDING, INC., as the administrative agent (the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, this Joinder Supplement is being executed and delivered under Section [2.19][12.04] of the Loan and Servicing Agreement, dated as of September 22, 2023 (as the same may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof, the "Loan and Servicing Agreement"), by and among First Eagle Private Credit Fund SPV, LLC, as the borrower (together with its successors and assigns in such capacity, the "Borrower"), First Eagle Private Credit Fund, as the transferor (together with its successors and assigns in such capacity, the "Transferor"), FEPC Fund Servicer LLC, as the servicer (together with its successors and assigns in such capacity, the "Servicer"), each of the lenders from time to time party thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the "Administrative Agent"), U.S. Bank Trust Company, National Association, as the collateral agent, and U.S. Bank National Association, as the account bank and the collateral custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Servicing Agreement; and

WHEREAS, the party set forth in Item 2 of Schedule I hereto (the "Proposed Lender") wishes to become a Lender designated as a Lender party to the Loan and Servicing Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

(a)
Upon receipt by the Administrative Agent of an executed counterpart of this Joinder Supplement, to which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Proposed Lender, the Borrower, the Administrative Agent and the Collateral Agent, the Administrative Agent will transmit to the Proposed Lender, the Borrower and the Collateral Agent a Joinder Effective Notice, substantially in the form of Schedule III to this Joinder Supplement (a "Joinder Effective Notice"). Such Joinder Effective Notice shall be executed by the Administrative Agent and shall set forth, inter alia, the date on which the joinder effected by this Joinder Supplement shall become effective (the "Joinder Effective Date"). From and after the Joinder Effective Date, the Proposed Lender shall be designated as a Lender party to the Loan and Servicing Agreement for all purposes thereof.
(b)
Each of the parties to this Joinder Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Joinder Supplement.
(c)
By executing and delivering this Joinder Supplement, the Proposed Lender confirms to and agrees with the Administrative Agent, the Collateral Agent and the other Lender(s) as follows: (i) none of the Administrative Agent, the Collateral Agent and the other Lender(s) makes

1

any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Loan and Servicing Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan and Servicing Agreement or any other instrument or document furnished pursuant thereto, or with respect to any promissory notes issued under the Loan and Servicing Agreement, or the Collateral or the financial condition of the Servicer or the Borrower, or the performance or observance by the Servicer or the Borrower of any of their respective obligations under the Loan and Servicing Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto; (ii) the Proposed Lender confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Supplement; (iii) the Proposed Lender will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan and Servicing Agreement; (iv) the Proposed Lender appoints and authorizes the Administrative Agent, the Collateral Custodian and the Collateral Agent, as applicable, to take such action as agent on its behalf and to exercise such powers under the Loan and Servicing Agreement as are delegated to the Administrative Agent, the Collateral Custodian and Collateral Agent, as applicable, by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Loan and Servicing Agreement; and (v) the Proposed Lender agrees (for the benefit of the parties hereto and the other Lender(s)) that it will perform in accordance with their terms all of the obligations which by the terms of the Loan and Servicing Agreement are required to be performed by it as a Lender.
(d)
Schedule II hereto sets forth administrative information with respect to the Proposed Lender.
(e)
This Joinder Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

2

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

3

SCHEDULE I TO JOINDER SUPPLEMENT

COMPLETION OF INFORMATION AND SIGNATURES FOR JOINDER SUPPLEMENT

Re: Loan and Servicing Agreement, dated as of September 22, 2023, among First Eagle Private Credit Fund SPV, LLC, as Borrower, the other parties thereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent.

Item 1: Date of Joinder Supplement:

Item 2: Proposed Lender:

Item 3: Commitment:

Item 4: Signatures of Parties to Agreement:

, as Proposed Lender

By:

Name: Title:

4

FIRST EAGLE PRIVATE CREDIT FUND SPV, LLC,

as Borrower

By:

Name:

Title:

MORGAN STANLEY SENIOR FUNDING, INC.,

as Administrative Agent

By:

Name:

Title:

5

ADDRESS FOR NOTICES AND

WIRE INSTRUCTIONS


Address for Notices:







Telephone:

email:



With a copy to:







Telephone:

email:



Wire Instructions:

Name of Bank:

A/C No.:

ABA No.

Reference:

SCHEDULE II TO JOINDER SUPPLEMENT

6

FORM OF JOINDER EFFECTIVE NOTICE

SCHEDULE III TO JOINDER SUPPLEMENT

7

To: [Name and address of the Borrower, Collateral Agent and Proposed Lender]

The undersigned is the Administrative Agent under the Loan and Servicing Agreement, dated as of September 22, 2023 (as the same may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof, the "Loan and Servicing Agreement"), by and among First Eagle Private Credit Fund SPV, LLC, as the borrower (together with its successors and assigns in such capacity, the "Borrower"), First Eagle Private Credit Fund, as the transferor (together with its successors and assigns in such capacity, the "Transferor"), FEPC Fund Servicer LLC, as the servicer (together with its successors and assigns in such capacity, the "Servicer"), each of the lenders from time to time party thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the "Administrative Agent"),

U.S. Bank Trust Company, National Association, as the collateral agent, and U.S. Bank National Association, as the account bank and the collateral custodian. [Note: attach copies of Schedules I and II from such Joinder Supplement.] Terms defined in such Joinder Supplement are used herein as therein defined.

Pursuant to such Joinder Supplement, you are advised that the Joinder Effective Date for [Name of Proposed Lender] will be and such Proposed Lender will be a Lender designated as a Lender with a Commitment of .

Very truly yours,

MORGAN STANLEY SENIOR FUNDING, INC.,

as Administrative Agent

By:

Name:

Title:

8

EXHIBIT N

FORM OF POWER OF ATTORNEY FOR SERVICER

[Date]

This Power of Attorney is executed and delivered by FEPC Fund Servicer LLC, as the Servicer under the Loan and Servicing Agreement (each as defined below), to [  ], as the [Collateral Agent]/[Administrative Agent] under the Loan and Servicing Agreement (together with its successors and assigns in such capacity, the "Attorney"), pursuant to that certain Loan and Servicing Agreement, dated as of September 22, 2023 (as the same may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof, the "Loan and Servicing Agreement"), by and among First Eagle Private Credit Fund SPV, LLC, as the borrower (together with its successors and assigns in such capacity, the "Borrower"), First Eagle Private Credit Fund, as the transferor (together with its successors and assigns in such capacity, the "Transferor"), FEPC Fund Servicer LLC, as the servicer (together with its successors and assigns in such capacity, the "Servicer"), each of the lenders from time to time party thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the "Administrative Agent"), U.S. Bank Trust Company, National Association, as the collateral agent, and U.S. Bank National Association, as the account bank and the collateral custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Servicing Agreement.

No person to whom this Power of Attorney is presented, as authority for the Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from the Servicer as to the authority of the Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to the Attorney unconditionally the authority to take and perform the actions contemplated herein, and the Servicer irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity that acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest and may not be revoked or canceled by the Servicer until all obligations of the Borrower under the Transaction Documents have been indefeasibly paid in full and the Attorney has provided its written consent thereto (which consent shall not be unreasonably withheld or delayed).

FEPC Fund Servicer LLC, as the Servicer, hereby irrevocably constitutes and appoints the Attorney (and all officers, employees or agents designated by the Attorney), solely in connection with the enforcement of the rights and remedies of the Administrative Agent, the Collateral Agent, the Lender and the other Secured Parties under the Loan and Servicing Agreement and in connection with notifying Obligors of the Collateral Agent's interest in the Collateral pursuant to Section 5.01(dd) of the Loan and Servicing Agreement, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the Servicer's place and stead and at the Servicer's expense and in the Servicer's name or in the Attorney's own name, from time to time in the Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments that may be necessary or desirable to exercise the rights of the Servicer under the Loan and Servicing

1

Agreement and the other Transaction Documents, and, without limiting the generality of the foregoing, hereby grants to the Attorney the power and right, on its behalf, without notice to or assent by it, to do the following in connection with exercising the rights of the Servicer under the Loan and Servicing Agreement: (a) open mail for the Servicer, and ask, demand, collect, give acquittances and receipts for, take possession of, or endorse and receive payment of, any checks, drafts, notes, acceptances, or other instruments for the payment of moneys due, and sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices, in each case in connection with the Collateral; (b) effect any repairs to any of the Collateral, or continue or obtain any insurance with respect to the Collateral and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, Liens, or other encumbrances levied or placed on or threatened against the Collateral; (d) to the extent related to the Collateral and the transactions contemplated by the Transaction Documents, defend any suit, action or proceeding brought against the Servicer with respect to the Collateral if the Servicer does not defend such suit, action or proceeding or if the Attorney reasonably believes that it is not pursuing such defense in a manner that will maximize the recovery to the Attorney with respect to the Collateral, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as the Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by the Attorney for the purpose of collecting any and all such moneys due to the Servicer with respect to the Collateral whenever payable and to enforce any other right in respect of the Collateral; (f) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with the Collateral, and execute, in connection with such sale or action, any endorsements, assignments or other instruments of conveyance or transfer in connection therewith; (g) give any necessary receipts or acquittance for amounts collected or received under the Loan and Servicing Agreement; (h) make all necessary transfers of the Collateral in connection with any such sale or other disposition made pursuant to the Loan and Servicing Agreement; (i) execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition of the Collateral, the Servicer hereby ratifying and confirming all that such Attorney (or any substitute) shall lawfully do or cause to be done hereunder and pursuant hereto; (j) send such notification forms as the Attorney deems appropriate to give notice to Obligors of the Secured Parties' interest in the Collateral; (k) sign any agreements, orders or other documents in connection with or pursuant to any Transaction Document; and (l) cause the certified public accountants then engaged by the Servicer to prepare and deliver to the Attorney at any time and from time to time, promptly upon the Attorney's request, any reports required to be prepared by or on behalf of the Servicer or the Borrower under the Transaction Documents, all as though the Attorney were the absolute owner of the Collateral for all purposes, and to do, at the Attorney's option and the Servicer's expense, at any time or from time to time, all acts and other things that the Attorney reasonably deems necessary to perfect, preserve or realize upon the Collateral and the Liens of the Collateral Agent, for the benefit of the Secured Parties, thereon (including without limitation the execution and filing of UCC financing statements and continuation statements), all as fully and effectively as the Servicer might do. The Servicer hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. This Power of Attorney shall be

2

construed in accordance with and governed by the laws of the State of New York. In accepting this Power of Attorney or exercising any rights hereunder, the [Collateral Agent]/[Administrative Agent] shall be entitled to all of its rights, protections, immunities and indemnities set forth in the Loan and Servicing Agreement.

[Remainder of Page Left Intentionally Blank]

3

IN WITNESS WHEREOF, this Power of Attorney is executed by the Servicer as of the date first written above.

FEPC Fund Servicer LLC

By: Name:

Title:

Sworn to and subscribed before me this [  ], 20[  ]:

Notary Public

4

EXHIBIT O

FORM OF POWER OF ATTORNEY FOR BORROWER

[Date]

This Power of Attorney is executed and delivered by First Eagle Private Credit Fund SPV, LLC, as the Borrower under the Loan and Servicing Agreement (each as defined below), to [  ], as the [Collateral Agent]/[Administrative Agent] under the Loan and Servicing Agreement (together with its successors and assigns in such capacity, the "Attorney"), pursuant to that certain Loan and Servicing Agreement, dated as of September 22, 2023 (as the same may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof, the "Loan and Servicing Agreement"), by and among First Eagle Private Credit Fund SPV, LLC, as the borrower (together with its successors and assigns in such capacity, the "Borrower"), First Eagle Private Credit Fund, as the transferor (together with its successors and assigns in such capacity, the "Transferor"), FEPC Fund Servicer LLC, as the servicer (together with its successors and assigns in such capacity, the "Servicer"), each of the lenders from time to time party thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the "Administrative Agent"), U.S. Bank Trust Company, National Association, as the collateral agent, and U.S. Bank National Association, as the account bank and the collateral custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Servicing Agreement.

No person to whom this Power of Attorney is presented, as authority for the Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from the Borrower as to the authority of the Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to the Attorney unconditionally the authority to take and perform the actions contemplated herein, and the Borrower irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity that acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest and may not be revoked or canceled by the Borrower until all obligations of the Borrower under the Transaction Documents have been indefeasibly paid in full and the Attorney has provided its written consent thereto (which consent shall not be unreasonably withheld or delayed).

First Eagle Private Credit Fund SPV, LLC hereby irrevocably constitutes and appoints the Attorney (and all officers, employees or agents designated by the Attorney), solely in connection with the enforcement of the rights and remedies of the Administrative Agent, the Collateral Agent, the Lender and the other Secured Parties under the Loan and Servicing Agreement and in connection with notifying Obligors of the Collateral Agent's interest in the Collateral pursuant to Section 5.01(dd) of the Loan and Servicing Agreement, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the Borrower's place and stead and at the Borrower's expense and in the Borrower's name or in the Attorney's own name, from time to time in the Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments that may be necessary or desirable to accomplish the purposes of the Loan and Servicing Agreement and the

1

other Transaction Documents, and, without limiting the generality of the foregoing, hereby grants to the Attorney the power and right, on its behalf, without notice to or assent by it, to do the following: (a) open mail for the Borrower, and ask, demand, collect, give acquittances and receipts for, take possession of, or endorse and receive payment of, any checks, drafts, notes, acceptances, or other instruments for the payment of moneys due, and sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices; (b) effect any repairs to any of the Borrower's assets, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, Liens, or other encumbrances levied or placed on or threatened against the Borrower or the Borrower's property; (d) to the extent related to the Collateral and the transactions contemplated by the Transaction Documents, defend any suit, action or proceeding brought against the Borrower if the Borrower does not defend such suit, action or proceeding or if the Attorney reasonably believes that it is not pursuing such defense in a manner that will maximize the recovery to the Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as the Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by the Attorney for the purpose of collecting any and all such moneys due to the Borrower whenever payable and to enforce any other right in respect of the Borrower's property;

(f) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with, any of the Borrower's property, and execute, in connection with such sale or action, any endorsements, assignments or other instruments of conveyance or transfer in connection therewith; (g) give any necessary receipts or acquittance for amounts collected or received under the Loan and Servicing Agreement; (h) make all necessary transfers of the Collateral in connection with any such sale or other disposition made pursuant to the Loan and Servicing Agreement; (i) execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition of the Collateral, the Borrower hereby ratifying and confirming all that such Attorney (or any substitute) shall lawfully do or cause to be done hereunder and pursuant hereto; (j) send such notification forms as the Attorney deems appropriate to give notice to Obligors of the Secured Parties' interest in the Collateral; (k) sign any agreements, orders or other documents in connection with or pursuant to any Transaction Document; and (l) cause the certified public accountants then engaged by the Borrower to prepare and deliver to the Attorney at any time and from time to time, promptly upon the Attorney's request, any reports required to be prepared by or on behalf of the Borrower under the Transaction Documents, all as though the Attorney were the absolute owner of the Borrower's property for all purposes, and to do, at the Attorney's option and the Borrower's expense, at any time or from time to time, all acts and other things that the Attorney reasonably deems necessary to perfect, preserve or realize upon the Collateral and the Liens of the Collateral Agent, for the benefit of the Secured Parties, thereon (including without limitation the execution and filing of UCC financing statements and continuation statements), all as fully and effectively as the Borrower might do. The Borrower hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. This Power of Attorney shall be construed in accordance with and governed by the laws of the State of New York. In accepting this Power of Attorney or exercising any rights hereunder, the [Collateral Agent]/[Administrative

2

Agent] shall be entitled to all of its rights, protections, immunities and indemnities set forth in the Loan and Servicing Agreement.

[Remainder of Page Left Intentionally Blank]

3

IN WITNESS WHEREOF, this Power of Attorney is executed by the Borrower as of the date first written above.

FIRST EAGLE PRIVATE CREDIT FUND SPV, LLC

By:

Name:

Title:

Sworn to and subscribed before me this [  ], 20[  ]:

Notary Public

4

EXHIBIT P

FORM OF EQUITY CURE NOTICE

[Date]8

(First Eagle Private Credit Fund SPV, LLC) Morgan Stanley Senior Funding, Inc.,

as the Administrative Agent 1585 Broadway, 24th Floor New York, NY 10036

Attention: FID Secured Lending Group Email: (for borrowing requests) mmborrowingrequests@morganstanley.com Email: (for all other purposes) mmloanapprovals@morganstanley.com

With a copy to:

Morgan Stanley Bank, N.A. 1300 Thames Street Wharf Baltimore, MD 21231 Attention: Servicing Team Email: (for borrowing requests)

mmborrowingrequests@morganstanley.com Email: (for all other purposes) mmloanapprovals@morganstanley.com

U.S. Bank Trust Company, National Association, as the Collateral Agent

190 S. LaSalle Street, 8th Floor Chicago, IL 60603

Attention: Global Corporate Trust - First Eagle Private Credit Fund SPV, LLC Email: First.Eagle.BB@usbank.com

Ladies and Gentlemen:

Reference is made to the Loan and Servicing Agreement, dated as of September 22, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan and Servicing Agreement"), among First Eagle Private Credit Fund SPV, LLC, a Delaware limited liability company, as the borrower (the "Borrower"), FEPC Fund Servicer LLC, as the servicer, First Eagle Private Credit Fund, as the transferor, Morgan Stanley Senior Funding, Inc., as administrative agent (the "Administrative Agent"), U.S. Bank Trust Company, National Association, as the collateral agent, and U.S. Bank National Association, as the

8 This notice will be required to be delivered within three (3) Business Days after the Borrowing Base Deficiency.

1

account bank and the collateral custodian, and the Lenders from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan and Servicing Agreement.

The undersigned acknowledges that the Administrative Agent has provided notice (a "BBD Notice") to the Borrower indicating that a Borrowing Base Deficiency exists as of [DATE] and that the amount required under the Loan and Servicing Agreement to cure the Borrowing Base Deficiency is $[•] (the "Equity Cure Amount"). In connection therewith, the undersigned hereby represents, warrants and covenants to the Administrative Agent as follows (it being understood that the failure of any of the following to be true, or the failure to deliver any item required as set forth below, shall each constitute an Event of Default to the extent set forth under the Loan and Servicing Agreement):

Either (A) the Transferor intends to contribute such Equity Cure Amount (in combination with the other cures thereof permitted under Section 2.06(a) of the Loan and Servicing Agreement) directly or indirectly to the Borrower in the form of an additional capital contribution as follows:

(1)
The equityholders of the Transferor have uncalled capital commitments ("Uncalled Capital") that are fully available for the purpose of curing such Borrowing Base Deficiency in an amount not less than 100% of the Equity Cure Amount (in combination with the other cures thereof permitted under Section 2.06(a) of the Loan and Servicing Agreement), as evidenced in the attached statement of aggregate uncalled capital for its equityholders set forth on Schedule I hereto, which statement the undersigned represents to be true and accurate, and such Uncalled Capital has not been identified for any other use.
(2)
The Transferor has issued an irrevocable call for capital in an amount not less than the Equity Cure Amount (in combination with the other cures thereof permitted under Section 2.06(a) of the Loan and Servicing Agreement), and such instrument is attached hereto as Schedule II. The Transferor's equityholders' obligation to fund such call for capital constitutes the legal, valid and binding obligation of such equityholders enforceable against each of them in accordance with its terms (except to the extent limited by applicable bankruptcy, insolvency or other similar laws generally affecting creditors' rights and by equitable principles); and/or

(B) the Transferor has other sources of funds (including from proceeds of borrowings under one or more credit facilities) sufficient to cure such Borrowing Base Deficiency (as evidenced in the attached credit agreement or other agreement (or excerpts thereof which may be redacted as reasonably necessary to permit disclosure thereof, subject to confidentiality obligations, but which shall provide sufficient evidence of such other sources of funds), reporting packages or financial statements set forth on Schedule III hereto with respect to each such source of funds and the availability of funds thereunder) and the proceeds of such funds will be contributed directly or indirectly to the Borrower.

9

Not later than [•], such contribution shall be made in an amount not less than the9 Insert the date that is within ten (10) Business Days of the date this notice is delivered to the Administrative Agent

2

in the case of clause (A) and within three (3) Business Days of the date this notice is delivered to the

3

Equity Cure Amount (in combination with the other cures thereof permitted under Section 2.06(a) of the Loan and Servicing Agreement).

In addition, without limitation of the foregoing, the undersigned acknowledges that if on or after the date hereof and prior to the undersigned making or causing to be made the payment referred to in preceding paragraph above, the Administrative Agent provides notice (a "Subsequent BBD Notice") to the undersigned indicating that the then-current Borrowing Base Deficiency is greater than the amount indicated in the notice from the Administrative Agent referred to in the second paragraph hereof (taking into account the amount initially indicated), the provisions of Section 2.06 shall be applicable to such subsequent Borrowing Base Deficiency.

[The remainder of this page is intentionally left blank.]

4

in the case of clause (A) and within three (3) Business Days of the date this notice is delivered to the Administrative Agent in the case of clause (B).

5

FIRST EAGLE PRIVATE CREDIT FUND SPV,

LLC, as Borrower

By: Name:

Title:

6